      As filed with the Securities and Exchange Commission on June 28, 2000
                                                      Registration No. 333-89425
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               CHASE FUNDING, INC.
                                    (Seller)

                     CHASE MANHATTAN ACCEPTANCE CORPORATION
                                    (Seller)

   (Exact names of the registrants as specified in their respective charters)

                                ----------------

           New York                    343 Thornall Street              13-3840732
(State or other jurisdiction of      Edison, New Jersey 08837         (I.R.S. Employer
 incorporation or organization)          (732) 205-0600            Identification Number)

    (Address, including zip code, and telephone number, including area code, of registrant Chase Funding, Inc.'s principal executive offices)

          Delaware                     343 Thornall Street               13-3456395
(State or other jurisdiction of      Edison, New Jersey 08837         (I.R.S. Employer
 incorporation or organization)          (732) 205-0600            Identification Number)

    (Address, including zip code, and telephone number, including area code, of registrant Chase Manhattan Acceptance Corporation's
                          principal executive offices)

                                ----------------

                                PAUL E. MULLINGS
                    c/o Chase Manhattan Mortgage Corporation
                               343 Thornall Street
                            Edison, New Jersey 08837
                                 (732) 205-0600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ----------------

                                    Copy to:
                             STEVEN J. MOLITOR, ESQ.
                           Morgan, Lewis & Bockius LLP
                                 101 Park Avenue
                            New York, New York 10178

     Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.|_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                     Proposed
                                                                      Maximum                 Proposed
Title of Each Class of Securities to       Amount to be         Offering Price Per       Maximum Aggregate          Amount of
            be Registered                   Registered*            Certificate**           Offering Price        Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Certificates...      $1,000,000                  100%                   $1,000,000            $278.00***
====================================================================================================================================

* This Registration Statement relates to the offering from time to time of $1,000,000 aggregate principal amount of Mortgage Pass-Through Certificates and to any resales of them in market making transactions by Chase Securities Inc., an affiliate of the Registrant, to the extent required.
**  Estimated for the purpose of calculating the registration fee.
*** Previously paid.

         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                    SUBJECT TO COMPLETION DATED JUNE 28, 2000

Prospectus Supplement
(to Prospectus dated [DATE])

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final prospectus supplement and accompanying prospectus. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                     [LOGO]
                              $_______(Approximate)

                                  Chase Funding
           Mortgage Loan Asset-Backed Certificates, Series [________]

                         [Chase Manhattan Funding Logo]

                      Chase Funding Trust, Series [_______]
                                     Issuer

                               Chase Funding, Inc.
                                    Depositor

                          [Advanta Mortgage Corp. USA]
                                   Subservicer

                      Chase Manhattan Mortgage Corporation
                           Seller and Master Servicer

--------------------------------------------------------------------------------
Investing in these certificates involves risks. You should not purchase these certificates unless you fully understand their risks and structure. See "Risk Factors" beginning on page S-__ of this prospectus supplement and page __ of the attached prospectus.

These certificates will be beneficial interests in a trust fund, and will be backed only by the assets of the trust. Neither these certificates nor the assets of the trust will be obligations of Chase Funding, Inc., [Advanta Mortgage Corp. USA], Chase Manhattan Mortgage Corporation or any of their affiliates. These certificates will not be insured or guaranteed by any governmental agency.
--------------------------------------------------------------------------------

Chase Funding Trust, Series [______] will issue [thirteen] classes of certificates, [twelve] of which are offered by this prospectus supplement and the attached prospectus. The table on page S-3 identifies the various classes and specifies certain characteristics of each class, including each class's initial certificate principal balance, interest rate and rating.


The trust fund will consist primarily of sub-prime mortgage loans secured by first liens on real properties which were originated or acquired by Chase Manhattan Mortgage Corporation [and cash on deposit in an account used to purchase additional sub-prime mortgage loans originated or acquired by Chase Manhattan Mortgage Corporation.]



                               Underwriting                Proceeds to
Price to Public                  Discount                   Depositor
---------------                ------------                -----------

$____________                  $___________                $__________

    _____%                         _____%



The price to public and underwriting discount shown are for all classes of offered certificates in the aggregate. This information is shown for each individual class on page S-3. See "Underwriting."

The proceeds to depositor shown are less expenses, estimated at $_______ , and plus accrued interest. See "Underwriting."


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement and the attached prospectus. Any representation to the contrary is a criminal offense.

                                  [UNDERWRITER]


                The date of this prospectus supplement is [DATE].

             Where to Find Information in this Prospectus Supplement
                           and the Attached Prospectus

     Information about the offered certificates is contained in (a) the attached prospectus, which provides general information, some of which may not apply to the certificates; and (b) this prospectus supplement, which describes the specific terms of the certificates.


     This prospectus supplement and the attached prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the attached prospectus identify the pages where those sections are located.


     In this prospectus supplement, the terms "Depositor," "we," "us" and "our" refer to Chase Funding, Inc.

--------------------------------------------------------------------------------
To understand the structure of these certificates, you must read carefully both the attached prospectus and this prospectus supplement in their entirety.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


The Series [_______] Certificates...........................................S-
Summary Information.........................................................S-
   Cut-off Date.............................................................S-
   Closing Date.............................................................S-
   Distribution Date........................................................S-
   The Trust Fund...........................................................S-
   The Series [_______] Certificates........................................S-
   Interest Distributions...................................................S-
   Principal Distributions..................................................S-
   Denominations............................................................S-
   Book-Entry Registration..................................................S-
   Mandatory Prepayments....................................................S-
   Credit Enhancement.......................................................S-
   Optional Termination.....................................................S-
   Legal Investment.........................................................S-
   Federal Income Tax Consequences..........................................S-
   ERISA Considerations.....................................................S-
   Ratings..................................................................S-
   [Pre-Funding Account.....................................................S-
   The Mortgage Loans.......................................................S-
Risk Factors................................................................S-
   Forward-Looking Statements...............................................S-
The Mortgage Pool...........................................................S-
General.....................................................................S-
   Mortgage Loans...........................................................S-
   Assignment of the Mortgage Loans.........................................S-
   Representations and Warranties...........................................S-
   [Conveyance of Subsequent Mortgage
   Loans and the Pre-Funding
   Account..................................................................S-
Chase Manhattan Mortgage
Corporation ................................................................S-
   Underwriting Standards...................................................S-
Servicing of the Mortgage Loans.............................................S-
   General..................................................................S-
   The Subservicer..........................................................S-
   Servicing Compensation and Payment
   of Expenses..............................................................S-
   Adjustment to Servicing Fee in
   Connection with Certain Prepaid Mortgage Loans...........................S-
   Advances.................................................................S-
   Master Servicer..........................................................S-
Description of the Certificates.............................................S-
   General..................................................................S-
   Book-Entry Certificates..................................................S-
   Payments on Mortgage Loans;
   Collection Account; Certificate
   Account; Distribution Account............................................S-
   Distributions............................................................S-
   Overcollateralization and
   Crosscollateralization Provisions........................................S-
   Calculation of One-Month LIBOR...........................................S-
   Mandatory Prepayments on the
   Certificates.............................................................S-
   Capitalized Interest Account.............................................S-
   Reports to Certificateholders............................................S-
   Amendment................................................................S-
   Optional Termination.....................................................S-

   Optional Purchase of Defaulted
   Loans....................................................................S-
   Events of Default........................................................S-
   Rights upon Event of Default.............................................S-
   The Trustee..............................................................S-
Yield, Prepayment and Maturity
Considerations..............................................................S-
   General..................................................................S-
   Prepayments and Yields for Offered
   Certificates.............................................................S-
   Additional Information...................................................S-
Federal Income Tax Consequences.............................................S-
   Original Issue Discount..................................................S-
   Special Tax Attributes of the Offered
   Certificates.............................................................S-
   Prohibited Transactions Tax and Other
   Taxes....................................................................S-
State Taxes.................................................................S-
Erisa Considerations........................................................S-
Legal Investment Matters....................................................S-
Use of Proceeds.............................................................S-
Method of Distribution......................................................S-
Legal Matters...............................................................S-
Ratings.....................................................................S-
Glossary of Defined Terms...................................................S-
ANNEX I...................................................................A-1

                        The Series [_______] Certificates

                                          Class IA-1       Class IA-2      Class IA-3     Class IA-4      Class IA-5     Class IM-1
Loan Group:                                Adjustable        Fixed            Fixed          Fixed          Fixed           Fixed
Initial Certificate Principal Balance:     $_________      $__________     $__________     $_________     $_________     $__________

Pass Through Rate:                                            ____%          ______%         ______         _______%       _______%

ERISA Eligible:                                Yes             Yes             Yes             Yes            Yes            No

Prepayment Assumption:                       __% HEP         __% HEP         __% HEP         __% HEP        __% HEP        __% HEP
First Principal Payment Date:                 ____            ____            ____            ____           ____           ____

Weighted Avg. Life At Issuance:
      to call (yrs.):                          ___             ___             ___             ___            ___            ___
      to maturity (yrs.):                      ___             ___             ___             ___            ___            ___

Expected Maturity (to call):                   ___             ___             ___             ___            ___            ___
Expected Maturity (to maturity):               ___             ___             ___             ___            ___            ___
Last Scheduled Distribution Date:              ___             ___             ___             ___            ___            ___

Interest Accrual Method:                   actual/360        30/360          30/360          30/360         30/360         30/360
Payment Delay:                               0 days          24 days         24 days         24 days        24 days        24 days
Anticipated Ratings [Ratings Agency]:        Aaa/AAA         Aaa/AAA         Aaa/AAA         Aaa/AAA        Aaa/AAA        Aa2/AA

                                            Class IM-2      Class IB       Class IIA-1     Class IIM-1     Class IIM-2    Class IIB
                                              Fixed           Fixed         Adjustable      Adjustable      Adjustable    Adjustable
Initial Certificate Principal Balance:     $________      $_________      $__________     $__________    $__________    $_________

Pass Through Rate:                           ______%         ______%


ERISA Eligible:                                No              No              Yes             No             No             No

Prepayment Assumption:                       __% HEP         __% HEP         __% CPR         __% CPR        __% CPR        __% CPR
First Principal Payment Date:                 ____            ____            ____            ____           ____           ____

Weighted Avg. Life At Issuance:
      to call (yrs.):                          ___             ___             ___             ___            ___            ___
      to maturity (yrs.):                      ___             ___             ___             ___            ___            ___

Expected Maturity (to call):                   ___             ___             ___             ___            ___            ___
Expected Maturity (to maturity):               ___             ___             ___             ___            ___            ___
Last Scheduled Distribution Date:              ___             ___             ___             ___            ___            ___

Interest Accrual Method:                     30/360          30/360        actual/360      actual/360     actual/360     actual/360
Payment Delay:                               24 days         24 days         0 days          0 days         0 days         0 days
Anticipated Ratings [Ratings Agency]:         A2/A          Baa2/BBB         Aaa/AAA         Aa2/AA          A2/A         Baa2/BBB


Other information:


The initial certificate principal balances shown above are subject to a permitted variance of plus or minus 10%.

After the optional termination date described herein, the pass-through rate for the class IA-4, class IIA-1, class IIM-1, class IIM-2 and class IIB certificates will increase to ____%.

The pass-through rate for the class IB certificates is subject to adjustment. Your pass-through rate may be lower. See "Description of the Certificates--Distributions--Distributions of Interest."

The pass-through rate for the class IA-1, class IIA-1, class IIM-1, class IIM-2 and the class IIB certificates is one-month LIBOR plus the applicable pass through margin.

The pass-through rate is subject to adjustment and your pass-through rate may be lower. See "Description of the Certificates--Distributions--Distributions of Interest."

The information set forth above regarding weighted average life at issuance and expected maturity is based on the modeling assumptions described on page S-__ and __% HEP or __% CPR, as applicable.

The interest rate index reset date for the class IA-1, class IIA-1, class IIM-1, class IIM-2 and the class IIB certificates is two business days prior to the start of each interest accrual period.


Credit Enhancement:
Group I                                                 Group II
Excess Interest                                         Excess Interest
Overcollateralization                                   Overcollateralization
Crosscollateralization                                  Crosscollateralization
Subordination                                           Subordination

Overcollateralization Requirements:
Group I                                                 Group II
Initial Percentage: __%                                 Initial Percentage: __%
Stepdown Percentage: __% of current balance             Stepdown Percentage: __% of current balance
Targeted Percentage: __% of original balance            Targeted Percentage: __% of original balance
Minimum Required Percentage: __% of original balance    Minimum Required Percentage: __% of original balance
Earliest Possible Stepdown Date:                        Earliest Possible Stepdown Date:

--------------------------------------------------------------------------------
                               Summary Information

     This section briefly summarizes major characteristics of the certificates and the mortgage loans. It does not contain all of the information that you need to consider in making your investment decision. To fully understand the terms of the certificates, you should read both this prospectus supplement and the attached prospectus in their entirety.


Principal Parties

        Issuer: Chase Funding Trust, Series
        [-------].


        Depositor: Chase Funding, Inc., a New
        York corporation. The depositor's address is 343 Thornall Street, Edison, NJ 08837 and its telephone number is (732) 205-0600.


        Seller and Master Servicer: Chase
        Manhattan Mortgage Corporation, a New
        Jersey corporation whose address is 343
        Thornall Street, Edison, NJ 08837 and
        whose telephone number is (732) 205-0600.
        See "Chase Manhattan Mortgage
        Corporation."

        Subservicer: [Advanta Mortgage Corp.
        USA], a Delaware corporation whose
        address is 10790 Rancho Bernardo Road,
        San Diego, CA 92127 and whose telephone
        number is (619) 674-1800.] See "Servicing of the Mortgage Loans--The Subservicer."


        Trustee: [TRUSTEE]. The corporate trust office of the trustee is
        [ADDRESS] and its telephone number is
        [--------------].


Cut-off Date

The cut-off date will be [DATE].

Closing Date

The closing date will be on or about [DATE].

Distribution Date

The 25th day of each month, beginning in [DATE]. If the 25th day is not a business day, then the distribution date will be the next business day.

The Trust Fund


The name of the trust fund is Chase Funding Trust, Series [_______]. We are forming the trust to own a pool of sub-prime mortgage loans secured by first liens on real properties and $[______]on deposit in an account used to purchase additional sub-prime mortgage loans. The mortgage pool is divided into two loan groups: a group of the fixed rate mortgage loans (group I), and a group of the adjustable rate mortgage loans (group II). Each class of certificates represents an interest in one of these loan groups. However, due to the crosscollateralization features of the trust fund, certificates of one group may receive credit support payments from mortgage loans in the other group.


The Series [_______] Certificates


The certificates represent beneficial ownership interests in the underlying trust fund assets. The certificates will have the original certificate principal balance, pass-through rate and other features set forth in the table on page S-3. The trust fund will issue the certificates under a pooling and servicing agreement dated as of [DATE] among Chase Funding, Inc., as depositor, [Advanta Mortgage Corp. USA], as subservicer, Chase Manhattan Mortgage Corporation, as master servicer and Citibank, N.A., as trustee. When we refer to the group I certificates or the group II certificates, we mean the certificates representing interests in the fixed rate mortgage loans or the adjustable rate mortgage loans, respectively (and their respective interests in the cash on deposit in the account used to purchase additional mortgage loans). Any collections on the mortgage loans will be used to pay a servicing fee to [Advanta Mortgage Corp. USA] and Chase Manhattan Mortgage Corporation and to make interest or principal payments. All principal collections will be paid to one or more classes of the certificates offered through this prospectus supplement or to the residual certificates, based on the outstanding certificate balances and the remaining principal amount in each loan group. Any interest collections in excess of the amount paid to certificateholders--either as interest or principal--or the servicers will be paid to the



                                       S-5
--------------------------------------------------------------------------------
owner of the residual certificates. See "Description of the Certificates-- Distributions."

Interest Distributions


Interest will accrue on each class of certificates at the pass-through rate for that class. Interest will accrue on each class of certificates (other than the class IA-1 class IIA-1, class IIM-1, class IIM-2 and class IIB certificates) during the calendar month preceding each distribution date. Interest will accrue on the class IA-1, class IIA-1, class IIM-1, class IIM-2 and class IIB certificates from the prior distribution date (or the closing date, in the case of the first distribution date) to the day prior to the current distribution date.

The pass-through rates on the class IA-1, class IA-4, class IA-5, class IM-1, class IM-2 and class IB certificates will be subject to a cap based on the weighted average net mortgage rate of the fixed rate mortgage loans and these certificates will not carry over or be reimbursed for interest shortfalls resulting from the imposition of that interest rate cap. The pass-through rates on the class IIA-1, class IIM-1, class IIM-2 and class IIB certificates will be subject to an available amount interest rate cap. If the amount of interest due on the mortgage loans in group II, less certain amounts, is insufficient to pay the interest accrued on the group II certificates, the interest payment on the class IIA-1, class IIM-1, class IIM-2 and class IIB certificates, as applicable, on the related distribution date will be reduced by the amount of such interest shortfall for such loan group. In the case of the group II certificates, interest shortfall will be carried over on a subordinated basis with accrued interest at the then applicable pass-through rate and paid from excess cash flow in a later distribution, if available. The pass-through rates on the class IIA-1, class IIM-1, class IIM-2 and class IIB certificates will also be subject to a maximum interest rate cap based on the weighted average of the net maximum lifetime rate on the adjustable rate mortgage loans. Any interest shortfall due to the maximum amount cap will not be reimbursed. See "Description of the Certificates-- Distributions-- Distributions of Interest."


Principal Distributions

Principal payments to the group I certificates and the group II certificates will generally reflect principal collections on the loans in the related loan group. Principal payments will also include a portion of interest collections to the extent necessary to reach or maintain the required overcollateralization percentage, as described below and may include distributions from the pre-funding account.

Denominations


The trust fund will issue the offered certificates in minimum denominations of $[25,000] in original principal amount and integral multiples of $1,000 in excess of $[25,000].


Book-Entry Registration


The trust fund will initially issue the certificates in book-entry form. You may elect to hold your interest in the certificates through The Depository Trust Company in the United States, or Clearstream Banking, societe anonyme or the Euroclear System in Europe, or indirectly through participants in these systems.


You will not be entitled to receive a definitive certificate representing your interest except under limited circumstances. See "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Description of the Certificates" in the attached prospectus.


[Mandatory Prepayments

The group I certificates and the group II certificates will be prepaid in part on the distribution date in [MONTH/YEAR] to the extent any cash allocable to the related loan group remains on deposit in the account used for the purpose of purchasing additional mortgage loans. See "Description of the Certificates--Mandatory Prepayments on the Certificates" in this prospectus supplement.]


Credit Enhancement

Credit enhancement is intended to reduce the harm caused to holders of the certificates as a result of shortfalls in payments received and losses realized on the mortgage loans. The credit enhancement for the group I certificates and the group II certificates will consist of the overcollateralization, crosscollateralization and subordination features described in this prospectus supplement.

     Overcollateralization. Generally, because more interest is required to be paid by the mortgagors than is necessary to pay the interest accrued on the certificates and the expenses of the trust fund, there is expected to be excess interest each month. The trust fund will apply some or all



                                      S-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of this excess interest as principal payments on the senior certificates in the related loan group until overcollateralization targets are reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans in the related loan group. This acceleration feature creates overcollateralization, which equals the excess of the outstanding principal balance of the mortgage loans in a loan group over the outstanding principal balance of the related certificates. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the required level of overcollateralization. The actual level of overcollateralization may increase or decrease over time based upon whether the stepdown criteria of the trust have been met or, in the case of the group II certificates, whether a step-up trigger exists. This could result in a temporarily faster or slower amortization of one or both groups of the certificates. See "Description of the Certificates-- Overcollateralization and Crosscollateralization Provisions."


     Crosscollateralization. The trust fund provides for crosscollateralization through the application of excess interest generated by one loan group to fund shortfalls in available funds and the required level of overcollateralization in the other loan group. See "Description of the Certificates--
Overcollateralization and Crosscollateralization Provisions."

     Subordination. The rights of the holders of the more junior classes of certificates relating to each loan group to receive distributions will be subordinated to the rights of the holders of the more senior classes of certificates relating to such loan group to receive distributions. See "Description of the Certificates-- Distributions."

In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

     Priority of Distributions. By the preferential right of the holders of such classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amount of interest and principal due on the more senior classes of certificates and, if necessary, by the right of such more senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and


        Allocation of Losses. By the allocation to the more junior classes of certificates (in inverse order of seniority) of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors prior to the allocation of these losses to the more senior classes of certificates until their respective certificate principal balances have been reduced to zero.


The chart below summarizes the relative seniority of the various classes of certificates and indicates the initial level of credit support provided to the various classes of certificates:

 Group I                                  Initial Credit
Class(es)          Credit Support            Support
--------          -----------------       --------------
IA                Class IM-1,                 [____]%
                      Class IM-2
                      and Class IB
IM-1              Class IM-2                  [____]%
                       and Class IB
IM-2              Class IB                    [____]%


Group II            Credit Support         Initial Credit
Class(es)          -----------------          Support
---------                                  --------------
IIA                Class IIM-1,               [____]%
                       Class IIM-2
                       and Class IIB
IIM-1              Class IIM-2                [____]%
                        and Class
                   IIB
IIM-2              Class IIB                  [____]%


Optional Termination


Subject to restrictions described in this prospectus supplement, Chase Manhattan Mortgage Corporation will have the option (but not the obligation) to purchase all of the mortgage loans in a loan group after the aggregate unpaid principal balance of these mortgage loans is reduced to less than [10%] of the aggregate principal balance of the certificates in such loan group as of [DATE]. See "Description of the Certificates--Optional Termination."


Legal Investment


As of the closing date, the class IA, class IIA, class IM-1 and class IIM-1 certificates will constitute "mortgage related securities" under the Secondary


                                       S-7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Market Enhancement Act of 1984, as amended. The class IM-2, class IB, class IIM-2 and class IIB certificates will not constitute "mortgage related securities." You should consult your own counsel as to whether you have the legal authority to invest in securities such as the offered certificates. See "Risk Factors--Limited Liquidity; Lack of SMMEA Eligibility" and "Legal Investment Matters" in this prospectus supplement and "Legal Investment Matters" in the attached prospectus.


Federal Income Tax Consequences

For federal income tax purposes, the trust fund will elect to be treated as two Real Estate Mortgage Investment Conduits. The certificates will represent ownership of regular interests in the trust fund and will generally be treated as debt instruments of the trust fund for federal income tax purposes. You will be required to include in income all interest and original issue discount, if any, on your certificates in accordance with the accrual method of accounting regardless of your usual method of accounting. See "Federal Income Tax Consequences" in this prospectus supplement and in the attached prospectus.

ERISA Considerations


In general, the certificates (except for the class IM-1, class IM-2, class IB, class IIM-1, class IIM-2 and class IIB certificates) will be eligible for purchase by retirement or other employee benefit plans subject to the Employee Retirement Income Security Act of 1986, as amended. You should consult with your counsel with respect to the legal consequences of an ERISA plan's acquisition and ownership of the certificates. See "ERISA Considerations" in this prospectus supplement and in the attached prospectus.


Ratings

The certificates are required to receive the ratings indicated under the heading "Anticipated Ratings" in the chart shown on page S-3 of this prospectus supplement.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by any rating agency. The ratings on the certificates address the likelihood of the receipt by holders of the certificates of all distributions on the underlying mortgage loans to which they are entitled. They do not represent any assessment of the likelihood or rate of principal prepayments or the likelihood that any interest carry forward amount will be paid.
See "Ratings."


[Pre-Funding Account

Subject to conditions described herein, the trust fund will be obligated to purchase from Chase Manhattan Mortgage Corporation on or before [DATE], additional fixed rate mortgage loans having an aggregate outstanding principal balance of up to $[________], and additional adjustable rate mortgage loans having an aggregate outstanding principal balance of up to $[________]. On [DATE], Chase Funding, Inc. will pay to the trustee approximately $[_______], to provide the trust fund with sufficient cash to purchase the additional mortgage loans. See "The Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account" in this prospectus supplement.]


The Mortgage Loans


We will divide the mortgage loans into two separate groups based on whether the interest rate for the related mortgage loan is fixed or adjustable. The following tables summarize approximate characteristics of each mortgage group as of [DATE]. When we refer to percentages of mortgage loans in the following tables, we are describing the percentage of the aggregate principal balance of the mortgage loans in the related mortgage group as of [DATE]. The mortgage pool as of the closing date will include approximately $[___________] in aggregate principal balance of mortgage loans (approximately $[__________] of fixed rate mortgage loans and approximately $[__________] of adjustable rate mortgage loans) that are not included in the statistical information in this prospectus supplement; furthermore, approximately $[__________] in aggregate principal balance of mortgage loans (approximately $[_________] of fixed rate mortgage loans and $[_________] of adjustable rate mortgage loans) that are included in the statistical information in this prospectus supplement will be deleted from the final mortgage pool. Other than increasing the aggregate principal balance of the mortgage loans, we do not expect the inclusion or deletion of these mortgage loans to change the material characteristics of either mortgage loan group. [In addition, as described in this prospectus supplement under "The Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account" up to


                                       S-8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$[_________]in aggregate outstanding principal balance of fixed rate mortgage loans and up to$[________]in aggregate outstanding principal balance of adjustable rate mortgage loans will be added to the mortgage pool after the closing date, but before [DATE].] Within fifteen days of the closing date and within fifteen days of the end of the funding period, we will file a Form 8-K with the Securities and Exchange Commission which will include the statistical characteristics of the mortgage pool. For additional information on the mortgage loans, see "The Mortgage Loans."



                                       S-9
--------------------------------------------------------------------------------

                         Fixed Rate Mortgage Loan Group
                           (Statistical Mortgage Pool)

Initial Fixed Rate Mortgage Loan Group

Number of loans                                                           ______
Aggregate outstanding principal balance                             $___________
Number of loans with prepayment penalties                                 ______


                                    Average or
                                 Weighted Average                 Range
Outstanding principal balance        $______                $_____] - $_______
Original principal balance           $______                $_____] - $_______
Mortgage rate                         _____%                 _____% -   ______%
Loan-to-value ratio                   _____%                 _____% -   ______%
Stated remaining term to               ___                     ___] -   ___
maturity


    [Bar Graph showing Mortgage Rates for the Initial Fixed Rate Loan Group]

                 [Bar Graph showing Original Principal Balances
                       the Initial Fixed Rate Loan Group]


     [Pie Graph showing Product Types for the Initial Fixed Rate Loan Group]

     [Pie Graph showing Credit Grades for the Initial Fixed Rate Loan Group]


 [Bar Graph showing Loan-to-Value Ratios for the Initial Fixed Rate Loan Group]

                       Adjustable Rate Mortgage Loan Group
                           (Statistical Mortgage Pool)

Initial Adjustable Rate Loan Group

Number of loans                                                           _____
Aggregate outstanding principal balance                            $___________
Number of loans with prepayment                                            ____
penalties


                                        Average or
                                     Weighted Average           Range
Outstanding principal balance           $_______          $______] - $_______
Original principal balance              $_______          $______] - $_______
Current mortgage rates                     _____%           _____% -   ______%
Maximum mortgage rates                     _____%           _____% -   ______%
Minimum mortgage rates                     _____%           _____% -   ______%
Loan-to-value ratio                        _____%           _____% -   _____%
Stated remaining term to                    ___               ___] -   ___
maturity
Gross Margin                               _____%           _____% -   _____%
Initial Rate Cap                           _____%           _____% -   _____%
Periodic Rate Cap                          _____%           _____% -   _____%


  [Bar Graph showing Mortgage Rates for the Initial Adjustable Rate Loan Group]

                 [Bar Graph showing Original Principal Balances
                    the Initial Adjustable Rate Loan Group]


  [Pie Graph showing Product Types for the Initial Adjustable Rate Loan Group]

  [Pie Graph showing Credit Grades for the Initial Adjustable Rate Loan Group]


                   [Bar Graph showing Loan-to-Value Ratios for
                    the Initial Adjustable Rate Loan Group]

                                  Risk Factors

     We will not update or revise any forward-looking statements to reflect changes in our expectations or changes in the conditions or circumstances on which these statements were originally based.

The overcollateralization provisions on your certificates will affect the yield to maturity of the certificates

     The overcollateralization provisions of the trust will affect the weighted average life of the certificates of each certificate group and consequently the yield to maturity of these certificates. Unless and until the required amount of overcollateralization for such certificate group is reached, net excess cashflow for the related loan group and, due to the cross-collateralization feature, in some cases the other mortgage loan group, will be applied as distributions of principal of the class A certificates of such certificate group, thereby reducing the weighted average lives of the certificates in the related certificate group. The actual required amount of overcollateralization for a certificate group may change from distribution date to distribution date, producing uneven distributions of accelerated payments in respect of principal for such certificate group. We cannot predict when or whether the required amount of overcollateralization for a certificate group will be reached.

     Net excess cashflow for a particular loan group generally is the excess of interest collected or advanced on the mortgage loans in such loan group over the interest required to pay interest on the certificates in the related certificate group and the trust fund expenses allocable to such certificate group. Mortgage loans with higher interest rates will contribute more interest to the net excess cashflow. Mortgage loans with higher interest rates may prepay faster than mortgage loans with relatively lower interest rates in response to a given change in market interest rates. Any such disproportionate prepayments of mortgage loans in a loan group that have higher interest rates may adversely affect the amount of net excess cashflow for such loan group.

     As a result of the interaction of the these factors, the effect of the overcollateralization provisions on the weighted average life of the offered certificates may vary significantly over time. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the attached prospectus.

Prepayments of the mortgage loans will affect the yield on your certificates

     The yield to maturity and weighted average life of your certificates will be affected primarily by the rate and timing of principal payments (including prepayments, liquidations, repurchases and defaults) of, and losses on, the mortgage loans in the related loan group. Each loan group's prepayment experience may be affected by many factors, including general economic conditions, interest rates and the availability of alternative financing, homeowner mobility and the solicitation of mortgagors to refinance their mortgage loans. In addition, substantially all of the mortgage loans contain due-on-sale provisions. The subservicer intends to enforce these provisions unless (1) enforcement is not permitted by applicable law or (2) the subservicer, in a manner consistent with accepted servicing practices, permits the purchaser of the related mortgaged property to assume the mortgage loan. To the extent permitted by applicable law, any assumption will not release the original borrower from its obligation under the mortgage loan. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Legal Aspects of the Mortgage Loans-Enforceability of Due-on-Sale Clauses" in the attached prospectus for a description of the provisions of the mortgage loans that may affect their prepayment experience .

     The yield on the group II certificates and the class IA-1 certificates will also be sensitive to the level of one-month LIBOR, the level of the mortgage index and the additional limitations on the pass-through rate for such class described in this prospectus supplement. In addition, the yield to maturity of any offered certificates that you purchase at a discount or premium will be more sensitive to the rate and timing of payments thereon. You should consider, in the case of any offered certificates that you purchase at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any offered certificates that you purchase at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. Because approximately ____% of the initial fixed rate mortgage loans and approximately ____% of the initial adjustable rate mortgage loans contain prepayment penalties, the rate of principal prepayments may be less than the rate of principal prepayments for mortgage loans which do not contain prepayment penalties. See "Material Legal Aspects of the Mortgage Loans--Late Charges, Default Interest and Limitations on Prepayment" in the attached prospectus. We cannot make any representation as to the anticipated rate of prepayments on the mortgage loans, the amount and timing of losses on the loans, the level of one-month LIBOR or the mortgage index or the resulting yield to maturity of any offered certificates. Any reinvestment risks resulting from a faster or slower incidence of prepayments on the mortgage loans will be borne entirely by the offered certificateholders as described in this prospectus supplement. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the attached prospectus.

Mortgage loans originated under the B&C underwriting guidelines carry a risk of higher delinquencies

        The underwriting guidelines used in originating the mortgage loans in the trust fund consider the credit quality of a mortgagor and the value of the mortgaged property. The originators provide loans primarily to mortgagors who do not qualify for loans conforming to FNMA or FHLMC guidelines. Furthermore, the underwriting guidelines used in originating the mortgage loans in the trust fund do not prohibit a borrower from obtaining secondary financing on the mortgaged property. Secondary financing would reduce the borrower's equity in the related mortgaged property.

        As a result of the underwriting guidelines used in originating the mortgage loans in the trust fund, these mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten to FNMA and FHLMC conforming guidelines. Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated in a more traditional manner. Similarly, an overall general decline in residential real estate values could cause a particularly severe decline in the value of the mortgaged properties relating to mortgage loans in the trust fund. We cannot provide any assurance that the mortgaged properties will not experience an overall decline in value.

The interest rate on the group II certificates may be capped depending on fluctuations in one-month LIBOR and six-month LIBOR

        The pass-through rates on the group II certificates are calculated based upon the value of an index (one-month LIBOR) which is different from the value of the index applicable to substantially all of the adjustable rate mortgage loans (six-month LIBOR) as described under "The Mortgage Pool--General" and is subject to an available amount interest rate cap and a maximum rate cap.

     The available amount interest rate cap effectively limits the amount of interest accrued on each class of group II certificates to the amount of interest accruing on the adjustable rate mortgage loans. Various factors may cause the interest rate cap described above to limit the amount of interest that would otherwise accrue on the group II certificates. First, this can result if one-month LIBOR increases more rapidly than six month LIBOR. In addition, the pass-through rates on the group II certificates adjust monthly, while the interest rates of the adjustable rate mortgage loans adjust less frequently, with the result that the operation of the interest rate cap described above may cause the pass-through rates to be reduced for extended periods in a rising interest rate environment. The adjustable rate mortgage loans are also subject to periodic (i.e., semi-annual) adjustment caps and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in the interest rate cap described above limiting increases in the pass-through rates for the group II certificates. Finally, the adjustable rate mortgage loans accrue interest on the basis of a 360-day year assumed to consist of twelve 30-day months, while calculations of interest on the group II certificates will be made on the basis of the actual number of days elapsed and a year of 360 days. This may result in the interest rate cap described above limiting the pass-through rates for the group II certificates in certain periods. Consequently, the interest which becomes due on the adjustable rate mortgage loans (net of the sum of the servicing fee and the master servicer fee) with respect to any distribution date may not equal the amount of interest that would accrue at one-month LIBOR plus the applicable margin on the group II certificates during the related period. Furthermore, if the interest rate cap described above determines the pass-through rates for the group II certificates for a distribution date, the market value of such class of certificates may be temporarily or permanently reduced.

     In addition, the pass-through rate on each class of group II certificate, is subject to a maximum rate cap, which limits such pass-through rates based on the maximum lifetime interest rates on the adjustable rate mortgage loans less the servicing fee rate and the master servicing fee rate. This maximum rate cap may limit increases in the pass-through rates on such classes of the group II class A certificates. This can occur even if there is sufficient interest collected on the adjustable rate mortgage loans, net of trust fund expenses, to pay interest on the group II certificates without giving effect to such maximum rate cap.

Changes to the weighted average net mortgage rate of the fixed rate mortgage loans may reduce the pass-through rates with respect to the class IA-1, class IA-4, class IA-5, class IM-1, class IM-2 and class IB certificates

     On any distribution date, the pass-through rate for the class IA-1 certificates will equal the lesser of (1) one month LIBOR plus ____% and (2) the weighted average net mortgage rate on the fixed rate mortgage loans. Therefore, to the extent that the weighted average net mortgage rate on the fixed rate mortgage loans is ever reduced to less than one month LIBOR plus ____%, investors in the class IA-1 certificates may experience a lower than anticipated yield. In addition, on any distribution date, the pass-through rates for the class IA-4, class IA-5, class IM-1, class IM-2 and class IB certificates will equal the lesser of (A) the rate set forth for such class in the table on page S-3 and (B) the weighted average net mortgage rate on the fixed rate mortgage loans. Therefore, to the extent that the weighted average net mortgage rate on the fixed rate mortgage loans is ever reduced to less than the applicable rate described in clause (A), investors in the class IA-4, class IA-5, class IM-1, class IM-2 or class IB certificates may experience a lower than anticipated yield.

     This limitation on the payment of interest on such group I certificates can occur even if there is sufficient interest collected on the fixed rate mortgage loans, net of trust fund expenses, to pay interest on the class IA-1, class IA-4, class IA-5, class IM-1, class IM-2 and class IB certificates without giving effect to these weighted average net interest rate caps.

The protection afforded to your certificates by subordination is limited

     The rights of the class M-1 certificates of each certificate group to receive distributions with respect to the mortgage loans of the related loan group will be subordinate to the rights of the class A certificates of such certificate group to receive such distributions; the rights of the class M-2 certificates of each certificate group to receive distributions with respect to the mortgage loans of the related loan group will be subordinate to the rights of the class A and the class M-1 certificates of such certificate group to receive such distributions; and the rights of the class B certificates of each certificate group to receive distributions with respect to the mortgage loans of the related loan group will be subordinate to the rights of the class A, class M-1 and class M-2 certificates of such certificate group to receive such distributions. This subordination is intended to enhance the likelihood of regular receipt by higher-ranking classes of certificates of the full amount of the monthly distributions allocable to them, and to afford protection against losses.

Allocation of losses to the class M and class B certificates makes the yield to maturity on those classes of certificates sensitive to defaults on the mortgage loans

     If realized losses are incurred with respect to the mortgage loans in a loan group to the extent that the aggregate principal balance of the certificates of the related certificate group exceeds the stated principal balances of the mortgage loans in such loan group, the principal balances of the class M and class B certificates of the related certificate group will be reduced in reverse order of seniority (first class B, second class M-2 and third class M-1) by the amount of the excess. Consequently, the yields to maturity on the class M certificates and class B certificates of each certificate group will be sensitive, in varying degrees, to defaults on the mortgage loans in the related loan group and the timing of these defaults. Investors should fully consider the risks associated with an investment in the class M or class B certificates, including the possibility that such investors may not fully recover their initial investment as a result of realized losses.

Delays and expenses connected with the liquidation of mortgaged properties may result in losses to you

     Even assuming that the mortgaged properties provide adequate security for the mortgage loans, there could be substantial delays in connection with the liquidation of mortgage loans that are delinquent and resulting shortfalls in distributions to you could occur. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for such mortgage loans and thereby reduce the proceeds payable to you. If any of the mortgaged properties fail to provide adequate security for the related mortgage loans, you could experience a loss and particularly if you are a holder of one of the most subordinate classes.

Ratings on the certificates do not address all of the factors you should consider when purchasing certificates


     The rating of each class of certificates will depend primarily on an assessment by the rating agencies of the mortgage loans as well as the structure of the transaction. The rating by the rating agencies of any class of certificates is not a recommendation to purchase, hold or sell any such certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be qualified, lowered or withdrawn by the rating agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments or the likelihood that any interest carryforward amounts will be paid. See "Ratings."

Collections on the mortgage loans may be delayed or reduced if Chase Manhattan Mortgage Company or [Advanta Mortgage Corp. USA] becomes insolvent

     The initial sale of the mortgage loans from Chase Manhattan Mortgage Corporation to Chase Funding, Inc. and any subsequent sales between those entities using the funds in the pre-funding account, will be treated as a sale of the mortgage loans. However, in the event of an insolvency of Chase Manhattan Mortgage Corporation, the trustee in bankruptcy of Chase Manhattan Mortgage Corporation may attempt to recharacterize such mortgage loan sales as a borrowing by such company, secured by a pledge of the applicable mortgage loans. If the trustee in bankruptcy decided to challenge such transfers, delays in payments of the certificates and reductions in the amounts of these payments could occur.


     In the event of a bankruptcy or insolvency of [Advanta Mortgage Corp. USA], as subservicer, the bankruptcy trustee or receiver may have the power to prevent Citibank, N.A., as trustee or the certificateholders from appointing a successor subservicer. Regardless of whether a successor subservicer is appointed, any termination of [Advanta Mortgage Corp. USA] as subservicer (whether due to bankruptcy or insolvency or otherwise) could adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.


The certificates may be inappropriate for individual investors

     The certificates may not be an appropriate investment for you if you do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of certificates. This may be the case because, among other things:


     o The yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans;

     o The rate of principal distributions on, and the weighted average life of, the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal distributions among the classes of certificates, and as such the certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

     o You may not be able to reinvest amounts distributed in respect of principal on a certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rates on the certificates; or

     o It is possible that a secondary market for the certificates will not develop or that your investment may not be liquid. Lack of liquidity could result in a substantial decrease in the market value of your certificates.

     You should also carefully consider the further risks and other special considerations discussed above and under the heading "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and in the attached prospectus under the heading "Risk Factors."


The geographic concentration of mortgage loans means your investment may be especially sensitive to economic conditions in particular states

     As of the cut-off date, approximately [___]% of the mortgaged properties of the initial fixed rate mortgage loan group and approximately [___]% of the mortgaged properties of the initial adjustable rate mortgage loan group were located in [STATE]. Approximately [___]% of the mortgaged properties of the initial fixed rate mortgage loan group were located in [STATE] and approximately [___]% of the initial adjustable rate mortgage loan group were located in [STATE]. An overall decline in the [STATE], [STATE] or [STATE] residential real estate market could adversely affect the values of the mortgaged properties securing such mortgage loans. As the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, we cannot assure you that the [STATE], [STATE] or [STATE] residential real estate market will not weaken. If the [STATE], [STATE] or [STATE] residential real estate market should experience an overall decline in property values, the rates of losses on such mortgage loans would be expected to increase, and could increase substantially.

Mortgage loans with balloon payments may experience higher default rates


     Approximately [___]% of the aggregate principal balance of the initial mortgage loans as of the cut-off date are "balloon loans" that provide for the payment of the unamortized principle balance of such initial mortgage loan in a single payment at maturity. The balloon loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the balloon loan generally up to 15 years after origination. Amortization of a balloon loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. We do not have any information regarding the default history or prepayment history of payments on balloon loans. Because borrowers of balloon loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the balloon loans is greater than that associated with fully-amortizing loans.


The mortgage pool contains delinquent mortgage loans which may decrease the amount of principal distributed to you

     The trust fund may include delinquent mortgage loans which are 59 or fewer days delinquent as of the cut-off date. It is expected that not more than approximately [___]% of the mortgage loans will be between 30 days and 59 days delinquent based on cut-off date principal balance or subsequent cut-off date principal balance, as the case may be . If there are not sufficient funds from amounts collected on the mortgage loans, the aggregate amount of principal returned to any class of offered certificateholders may be less than the certificate principal balance of a class on the day that such class of offered certificates were issued.

[The subsequent mortgage loans may have characteristics different from those of the initial mortgage loans

     The subsequent mortgage loans may have characteristics different from those of the initial mortgage loans and such differing characteristics may effect the weighted average life and yield of the certificates. However, each subsequent mortgage loan must satisfy the eligibility criteria referred to herein under "The Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account" at the time of its conveyance to the trust fund and be underwritten in accordance with the criteria set forth under "Chase Manhattan Mortgage Corporation--Underwriting Standards" in this prospectus supplement.]


[If the amounts in the pre-funding account have not been used to purchase mortgage loans, such amounts will be paid to investors

     To the extent that the $[_________] on deposit in the pre-funding account (of which $[__________] is allocable to group I and $[__________] is allocable to group II) has not been fully applied to the purchase of subsequent mortgage loans by [ DATE], the holders of the group I certificates and the group II certificates will receive on the distribution date immediately following such date, as a distribution of principal, any cash in the account allocable to the related loan group after giving effect to any purchase of subsequent mortgage loans.]

Optional termination provisions could reduce benefits of crosscollateralization


     As described in this prospectus supplement under "Description of the Certificates--Optional Termination," Chase Manhattan Mortgage Corporation will have the option to repurchase all of the remaining mortgage loans in either mortgage group when the principal balance of those mortgage loans is reduced to less than or equal to 10% of the aggregate principal balance of the certificates of such loan group as of [DATE]. To the extent that such mortgage loans were providing credit enhancement in the form of crosscollateralization to the certificates related to the mortgage loans in the other mortgage group, the exercise by Chase Manhattan Mortgage Corporation of its repurchase option will reduce the amount of credit enhancement then available to the remaining classes of certificates.


The certificates may lack liquidity or SMMEA eligibility which may limit your ability to sell

     The underwriters intend to make a secondary market in the offered certificates, but will have no obligation to do so. We cannot assure you that a secondary market for any class of offered certificates will develop, or if one does develop, that it will continue or provide sufficient liquidity of investment or that it will remain for the term of the related class of offered certificates. The class IM-2, class IB, class IIM-2 and class IIB certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in such certificates, thereby limiting the market for such certificates. In light of the those risks, you should consult your own counsel as to whether you have the legal authority to invest in non-SMMEA securities such as the class IM-2, class IB, class IIM-2 and class IIB certificates. See "Legal Investment Matters" in this prospectus supplement and in the attached prospectus.

                           Forward-Looking Statements

     In this prospectus supplement and the attached prospectus, we use forward-looking statements. These forward-looking statements are found in the material, including each of the tables, set forth under "Risk Factors" and "Yield, Prepayment and Maturity Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and prospectus and include words like "expects," "intends," "anticipates," "estimates" and other similar words. Such statements are inherently subject to a variety of risks and uncertainties. Actual results differ materially from those we anticipate due to changes in, among other things:

o economic conditions and industry competition; political, social and economic conditions;

o    the law and government regulatory initiatives; and

o    interest rate fluctuations.

                                    Glossary

        A glossary of defined terms used in this prospectus supplement begins on page S-94.

                                The Mortgage Pool


General


     The mortgage pool with respect to the certificates consisted as of the Cut-off Date of approximately [_____] conventional mortgage loans evidenced by promissory notes having an aggregate principal balance of approximately $[___________] . The mortgage loans will be divided into two groups based on whether the interest rate for the related mortgage loan is fixed or adjustable. The mortgage pool as of the Closing Date will include approximately $[___________]in aggregate principal balance of mortgage loans (approximately $[__________] of Fixed Rate Mortgage Loans and approximately $[__________ ] of Adjustable Rate Mortgage Loans) that are not included in the Statistical Mortgage Pool; furthermore, approximately $[__________] in aggregate principal balance of mortgage loans (approximately $[_________] of Fixed Rate Mortgage Loans and $[_________] of Adjustable Rate Mortgage Loans) that are included in the Statistical Mortgage Pool will be deleted from the Statistical Mortgage Pool. Updated statistical information on the final composition of the Initial Mortgage Loans (giving effect to such additions and deletions) [and statistical information on the Subsequent Mortgage Loans] will be attached as an exhibit to the Current Report on Form 8-K of the Depositor that will be available to purchasers of the certificates at, and will be filed with the Securities and Exchange Commission within fifteen days of, the initial delivery of the certificates in the case of the Initial Mortgage Loans and within 15 days of the end of the Funding Period (defined herein) in the case of the Subsequent Mortgage Loans).

     The mortgage pool ultimately will consist of the Initial Mortgage Loans, which mortgage loans will in turn consist of the mortgage loans in the Statistical Mortgage Pool plus any mortgage loans added to the mortgage pool [and minus any mortgage loans deleted from the mortgage pool, in each case] on or before the Closing Date and Subsequent Mortgage Loans . The statistical information presented in this prospectus supplement describes only the Statistical Mortgage Pool and does not include statistical information with respect to either the final composition of the Initial Mortgage Loans (giving effect to additions to and deletions from the Statistical Mortgage Pool) [or the Subsequent Mortgage Loans.] References herein to percentages of mortgage loans refer in each case to the percentage of the aggregate principal balance of the mortgage loans in the Statistical Mortgage Pool or, as the case may be, the mortgage loans in the Statistical Mortgage Pool in the applicable loan group, as of the Cut-off Date, based on the outstanding principal balances of such mortgage loans as of the Cut-off Date, after giving effect to Scheduled Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of mortgaged properties refer, in each case, to the percentages of aggregate principal balances of the related mortgage loans in the Statistical Mortgage Pool (determined as described in the preceding sentence). The mortgage notes are secured by mortgages or deeds of trust or other similar security instruments creating first liens on real properties including single-family residences, two- to-four family dwelling units, attached planned unit developments, condominiums, detached planned unit developments, manufactured housing and small mixed use properties. The trust fund includes, in addition to the mortgage pool:

     o certain amounts held from time to time in Accounts maintained in the name of the trustee under the pooling and servicing agreement to be dated as of [DATE] by and among Chase Funding, Inc. as depositor , [Advanta Mortgage Corp. USA] as subservicer , Chase Manhattan Mortgage Corporation as master servicer and [________] as trustee


     o any property which initially secured a mortgage loan and which is acquired by foreclosure or deed-in-lieu of foreclosure

     o all insurance policies described below , along with the proceeds of those policies and

     o certain rights to require repurchase of the mortgage loans by the Seller for breach of representation or warranty.

     [Subsequent Mortgage Loans are intended to be purchased by the trust fund from the Seller from time to time on or before [DATE] from funds on deposit in the Pre-Funding Account. The Subsequent Mortgage Loans, if available, will be purchased by the Depositor and sold by the Depositor to the trust fund for deposit in the mortgage pool. The Subsequent Mortgage Loans will become part of either the fixed rate loan group or the adjustable rate loan group and together with the Adjustable Rate Mortgage Loans . The pooling and servicing agreement will provide that each mortgage loan must conform to specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the mortgage pool must conform to specified characteristics, as described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account." ]

     The mortgage loans to be included in the trust fund will have been originated or purchased by Seller and will have been originated substantially in accordance with the Seller's underwriting criteria for subprime, or "B&C" quality mortgage loans described herein under "Chase Manhattan Mortgage Corporation--Underwriting Standards--B&C Quality Mortgage Loans." Sub-prime mortgage loans are generally mortgage loans made to borrowers who do not qualify for financing under conventional underwriting criteria due to prior credit difficulties, the inability to satisfy conventional documentation standards and/or conventional debt to income ratios.

     Approximately ____% of the mortgage loans in the Statistical Mortgage Pool were purchased by the Seller under its small lender program . All loans purchased under this program were originated by third parties and subsequently purchased by the Seller on an individual loan basis or included in a small bulk acquisition of generally less than $5,000,000. Each mortgage loan purchased through the small lender program was re-underwritten substantially in accordance with the B&C Underwriting Guidelines, as described herein under "Chase Mortgage Corporation--Underwriting Standards--B&C Quality Mortgage Loans."

     Scheduled Payments made by the mortgagors on the mortgage loans either earlier or later than the scheduled due dates on the mortgage loans will not affect the amortization schedule or the relative application of these payments to principal and interest. Substantially all of the mortgage notes will provide for a fifteen (15) day grace period for monthly payments. Any mortgage loan may be prepaid in full or in part at any time; however, approximately [____]% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool and approximately [____]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool provide for the payment by the borrower of a prepayment charge in limited circumstances on full or partial prepayments made during the prepayment penalty term. The weighted average prepayment penalty term is approximately [___] months with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties and approximately [___] months with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties. In general, the related mortgage note will provide that a prepayment charge will apply if, during the prepayment penalty term, the borrower prepays such mortgage loan in full or in part. The amount of the prepayment charge will generally be equal to six months' interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original balance of such mortgage loan. The enforceability of prepayment penalties is unclear under the laws of many states. Prepayment penalties will be paid to the Master Servicer as additional servicing compensation. See "Material Legal Aspects of the Mortgage Loans--Late Charges, Default Interest and Limitations on Prepayment" in the attached prospectus.

     Approximately [__]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool as of the Cut-off Date will have a Mortgage Rate which is generally subject to semi-annual adjustment on each Adjustment Date to equal the sum, rounded to the nearest 0.125%, of (1) the Mortgage Index, and (2) the Gross Margin; provided, however, that the Mortgage Rate on substantially all the Six Month LIBOR Loans will not increase or decrease by more than the ___% on any Adjustment Date and, provided further, that it will not be higher than the Maximum Mortgage Rate or lower than the Minimum Mortgage Rate . Substantially all of the Six Month LIBOR Loans were originated with Mortgage Rates less than the sum of the then applicable Mortgage Index and the related Gross Margin. Substantially all of the Six Month LIBOR Loans will provide that the related Mortgage Rate will never exceed the Maximum Mortgage Rate . Substantially all of the Six Month LIBOR Loans provide that the related Mortgage Rate will never be less than the Minimum Mortgage Rate . Effective with the first payment due on an Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal balance of the mortgage loan over its remaining term.

     [Approximately [___]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool as of the Cut-off Date are 1/29 Loans. Substantially all of the 1/29 Loans are subject to a [____]% Periodic Rate Cap with respect to the first Adjustment Date and a [____]% Periodic Rate Cap with respect to each Adjustment Date thereafter, have a Maximum Mortgage Rate equal to the initial Mortgage Rate plus [____]% and have a Minimum Mortgage Rate equal to the initial Mortgage Rate.

     Approximately[___]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool as of the Cut-off Date are 2/28 Loans. Substantially all of the 2/28 Loans are subject to a[____]% Periodic Rate Cap with respect to the first Adjustment Date and a [____]% Periodic Rate Cap with respect to each Adjustment Date thereafter, have a Maximum Mortgage Rate equal to the initial Mortgage Rate plus [____]% and have a Minimum Mortgage Rate equal to the initial Mortgage Rate.

     Approximately [____]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool as of the Cut-off Date are 3/27 Loans. Substantially all of the 3/27 Loans are subject to a [____]% Periodic Rate Cap with respect to the first Adjustment Date and a [____]% Periodic Rate Cap with respect to each Adjustment Date thereafter, have a Maximum Mortgage Rate equal to the initial Mortgage Rate plus [____]% and have a Minimum Mortgage Rate equal to the initial Mortgage Rate.

     Approximately [___]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool as of the Cut-off Date are 5/25 Loans. Substantially all of the 5/25 Loans are subject to a [___]% Periodic Rate Cap with respect to the first Adjustment Date and a [___]% Periodic Rate Cap with respect to each Adjustment Date thereafter, have a Maximum Mortgage Rate equal to the initial Mortgage Rate plus [___]% and have a Minimum Mortgage Rate equal to the initial Mortgage Rate.]


     Fixed Rate Mortgage Loan Group. As of the Cut-off Date, the aggregate principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[___________]. As of the Cut-off Date, the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[______], the minimum outstanding principal balance was approximately $[_____], the maximum outstanding principal balance was approximately $[_____], the lowest Mortgage Rate and the highest Mortgage Rate were [____]% and [____]% per annum, respectively, and the weighted average Mortgage Rate was approximately [_____]% per annum. Approximately [___]% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool are Balloon Loans.

     Adjustable Rate Mortgage Loan Group. As of the Cut-off Date, the aggregate principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[___________]. As of the Cut-off Date the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[________], the minimum outstanding principal balance was approximately $[_______], the maximum outstanding principal balance was approximately $[________], the lowest current Mortgage Rate and the highest current Mortgage Rate were approximately [_____]% and [______]% per annum, respectively, and the weighted average Mortgage Rate was approximately [____]% per annum.

     The weighted average Loan-to-Value Ratio as of the Cutoff Date for the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [____]% and the weighted average Loan-to-Value Ratio as of the Cut-off Date for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [____]%.

Mortgage Loans

     The following tables describe the mortgage loans in the Statistical Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

                          Initial Fixed Rate Loan Group
                           Statistical Mortgage Pool


          Mortgage Rates for the Initial Fixed Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal          Percent of
Mortgage Rate                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   --------------        -------------------          ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


        As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [______]% per annum to [_______]% per annum and the weighted average Mortgage Rate of the Initial Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [_______]% per annum.

Remaining Months to Stated Maturity for the Initial Fixed Rate Mortgage Loan
Group



                                                   Number of          Aggregate Principal          Percent of
Remaining Term                                  Mortgage Loans        Balance Outstanding          Loan Group
--------------                                  --------------        -------------------          ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [___]months to [___]months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [___]months.

Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage Loan Group



                                                  Number of           Aggregate Principal
Range of Original Mortgage Loan Principal          Mortgage                 Balance
-----------------------------------------          --------                 -------                Percent of
Balances                                             Loans                Outstanding              Loan Group
--------                                        --------------        -------------------          ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $[_______]to approximately $[_______]and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[______].

               Product Type for the Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal
                                                   Mortgage                 Balance
                                                   --------                 -------                 Percent of
Loan Type                                           Loans                 Outstanding               Loan Group
---------                                          ---------          -------------------           ----------
10 year Fixed................................
15 year Fixed................................
20 year Fixed................................
25 year Fixed................................
30 year Fixed................................
Balloon Loan.................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


         State Distributions of Initial Fixed Rate Mortgaged Properties


                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     No more than approximately [___]% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                    --------------        -------------------           ----------




                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

     As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [____]% to [____]% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [____]%.

           Loan Purpose for the Initial Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal          Percent of
Loan Purpose                                    Mortgage Loans        Balance Outstanding          Loan Group
------------                                    --------------        -------------------          ----------
Refinance--Rate/Term........................
Purchase....................................
Refinance--Cashout..........................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


       Type of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                                      Aggregate Principal
                                                                           Balance
                                                    Number of              -------                Percent of
Property Type                                    Mortgage Loans           Outstanding             Loan Group
-------------                                    --------------           -----------             ----------
Planned Unit Development....................                                                                %
Condominium.................................
Detached Planned Unit
Development.................................
Manufactured Housing........................
Single-family Detached......................
Small Mixed Use.............................
Two- to Four-Family Dwelling
Unit........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         ----------
24 Month Bank Statement........................
Full Documentation.............................
Reduced Documentation..........................
Stated Documentation...........................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


             Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal         Percent of
Occupancy                                       Mortgage Loans        Balance Outstanding         Loan Group
---------                                       --------------        -------------------         ----------
Investment....................................
Owner-occupied................................
Second Home...................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========



     The information set forth above is based upon representations of the related mortgagor at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                      Mortgage Loans        Balance Outstanding         Loan Group
--------------------------                      --------------        -------------------         ----------
0.............................................
1 ............................................
2.............................................
3.............................................
4.............................................
5.............................................
6.............................................
7.............................................
8.............................................
9.............................................
10............................................
11............................................
12............................................
13............................................
14............................................
15............................................
16............................................

                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========



   The weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool is approximately [__]months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal         Percent of
Credit Grade                                    Mortgage Loans        Balance Outstanding         Loan Group
------------                                    --------------        -------------------         ----------
AO............................................
A-............................................
B.............................................
B-............................................
C.............................................
C-............................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal         Percent of
Year of Origination                             Mortgage Loans        Balance Outstanding         Loan Group
-------------------                             --------------        -------------------         ----------
[YEAR]........................................
[YEAR]........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                         Mortgage Loans        Balance Outstanding         Loan Group
-----------------------                         --------------        -------------------         ----------
None    ......................................
12 months.....................................
18 months.....................................
24 months.....................................
36 months.....................................
60 months.....................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========



     The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately [__]months. With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, [___]% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.

                           ADJUSTABLE RATE LOAN GROUP
                            STATISTICAL MORTGAGE POOL


       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal         Percent of
Mortgage Rate                                   Mortgage Loans        Balance Outstanding         Loan Group
-------------                                   --------------        -------------------         ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     As of the Cut-off Date, the current Mortgage Rates borne by the Initial Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [____]% per annum to [_____]% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [____]% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group


                                                                           Aggregate
                                                                           Principal
                                                                            Balance               Percent of
                                                  Number of                 -------
Remaining Term                                  Mortgage Loans            Outstanding             Loan Group
--------------                                  --------------        -------------------         ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


   As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [___]months to [___]months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [___]months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage



                                                           Number of
                                                            Mortgage
                                                            --------            Aggregate Principal         Percent of
Range of Original Mortgage Loan Principal Balances            Loans             Balance Outstanding         Loan Group
--------------------------------------------------        --------------        -------------------         ----------





                                                          --------------        -------------------         ----------
               Totals....................                                                                       100.00%
                                                          ==============        ===================         ==========


     As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $[_____]to approximately $[_______]and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $[______].

           State Distributions of Adjustable Rate Mortgaged Properties


                                                   Number of               Aggregate
                                                   Mortgage            Principal Balance
                                                   --------            -----------------          Percent of
State                                                Loans                Outstanding             Loan Group
-----                                           --------------        -------------------         ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     No more than approximately [___]% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                    --------------        -------------------           ----------





                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [____]% to [____]% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately [_____]%.


            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................
Refinance--Rate/Term........................
Refinance--Cashout..........................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

    Type of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                                     Aggregate Principal
                                                                           Balance
                                                  Number of                -------                 Percent of
Property Type                                   Mortgage Loans           Outstanding               Loan Group
-------------                                   --------------        -------------------          ----------
Single-family Detached......................
Two- to Four-Family Dwelling
Unit........................................
Detached Planned Unit
   Development..............................
Condominium.................................
Planned Unit Development....................
Manufactured Housing........................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Documentation                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   --------------        -------------------          ----------
Full Documentation.............................
24 Month Bank Statement........................
Reduced Documentation..........................
Stated Documentation...........................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


         Occupancy Types for the Adjustable Rate Mortgage Loan Group(1)

                                                   Number of          Aggregate Principal          Percent of
Occupancy                                       Mortgage Loans        Balance Outstanding          Loan Group
---------                                       --------------        -------------------          ----------
Owner-occupied................................
Second Home...................................
Investment....................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal          Percent of
Mortgage Loan Age (Months)                      Mortgage Loans        Balance Outstanding          Loan Group
--------------------------                      --------------        -------------------          ----------
0.............................................
1.............................................
2.............................................
3.............................................
4.............................................
5.............................................
6.............................................
7.............................................
8.............................................
9.............................................
10............................................
11............................................
12............................................
13............................................
14............................................
15............................................
24 ...........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     The weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool is approximately [__]months.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal          Percent of
Credit Grade                                    Mortgage Loans        Balance Outstanding          Loan Group
------------                                    --------------        -------------------          ----------
AO............................................
A-............................................
B.............................................
B-............................................
C.............................................
C- ...........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal          Percent of
Year of Origination                             Mortgage Loans        Balance Outstanding          Loan Group
-------------------                             --------------        -------------------          ----------
[YEAR]........................................
[YEAR]........................................
[YEAR]........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Range of Maximum Mortgage Rates                 Mortgage Loans        Balance Outstanding           Loan Group
-------------------------------                 --------------        -------------------           ----------




                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

     As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from [____]% per annum to [____]% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was [____]% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal          Percent of
Prepayment Penalty Term                         Mortgage Loans        Balance Outstanding          Loan Group
-----------------------                         --------------        -------------------          ----------
None    ......................................
12 months.....................................
24 months.....................................
36 months.....................................
60 months.....................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========


     The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately [__]months. With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, approximately [___]% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.


            Product Type for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Loan Type                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Six Month LIBOR Loan..........................
1/29 Loan ....................................
2/28 Loan.....................................
3/27 Loan.....................................
5/25 Loan.....................................
Other.........................................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal           Percent of
Next Adjustment Date                             Mortgage Loans       Balance Outstanding           Loan Group
--------------------                             --------------       -------------------           ----------
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
[MONTH/YEAR]...............................
                                                --------------        -------------------          ----------
               Totals....................                                                              100.00%
                                                ==============        ===================          ==========

Assignment of the Mortgage Loans


     On the Closing Date (or any Subsequent Transfer Date with respect to the Subsequent Mortgage Loans), the Depositor will cause the Initial Mortgage Loans (or the Subsequent Mortgage Loans, as the case may be) to be assigned to the trustee, together with the rights to all principal and interest due on or with respect to the related mortgage loans after the Cut-off Date (or Subsequent Cut-off Date (defined herein), as applicable) other than interest accrued on such mortgage loans prior to the Cut-off Date (or Subsequent Cut-off Date, as applicable). The Chase Manhattan Bank, as authenticating agent, will, concurrently with the assignment of the Initial Mortgage Loans, authenticate and deliver the certificates. Each Initial Mortgage Loan will be identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule will specify, among other things, with respect to each Initial Mortgage Loan as of the close of business on the Cut-off Date, the original principal balance and the unpaid principal balance; the Monthly Payment; the months remaining to stated maturity of the mortgage note; and the Mortgage Rate. [At the conclusion of the Funding Period, the Depositor will deliver to the trustee and the Servicer a revised Mortgage Loan Schedule which will reflect the addition of the Subsequent Mortgage Loans to the mortgage pool.]

     In addition, the Depositor will, as to each mortgage loan, deliver or cause to be delivered to the trustee the mortgage note (together with all amendments and modifications thereto) endorsed without recourse to the trustee or its designee, the original or a certified copy of the mortgage (together with all amendments and modifications thereto) with evidence of recording indicated thereon and an original or certified copy of an assignment of the mortgage in recordable form. The Depositor will cause the assignments to be recorded in the appropriate public records.


Representations and Warranties


     The Depositor will make representations and warranties for the benefit of the trustee with respect to the mortgage loans as described in the prospectus under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties" and will be obligated to repurchase any Mortgage Loan as to which there is a material breach of any such representation or warranty. Such repurchase will constitute the sole remedy available to Certificate Owners for a breach of such representations or warranties. The trustee will enforce the repurchase obligations of the Depositor. In lieu of such repurchase obligation, the Depositor may, within two years after the date of initial delivery of the certificates, substitute for the affected mortgage loans substitute mortgage loans, as described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties" in the prospectus.


[Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account


     Under and to the extent provided in the pooling and servicing agreement, following the initial issuance of the certificates, the trust fund will be obligated to purchase from the Depositor during the Funding Period, subject to the availability thereof, the Subsequent Mortgage Loans. Each Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under "Chase Manhattan Mortgage Corporation--Underwriting Standards" herein. The Subsequent Mortgage Loans will be transferred to the trust fund under subsequent transfer instruments between the Depositor and the trust fund. In connection with the purchase of Subsequent Mortgage Loans on the Subsequent Transfer Date, the trust fund will be required to pay to the Depositor from amounts on deposit in the Pre-Funding Account a cash purchase price of 100% of the principal balance thereof as of the related Subsequent Cut-off Date . The amount paid from the Pre-Funding Account on each Subsequent Transfer Date will not include accrued interest on the related Subsequent Mortgage Loans. Following each Subsequent Transfer Date, the aggregate principal balance of the mortgage loans in the related loan group will increase by an amount equal to the aggregate principal balance of the related Subsequent Mortgage Loans so purchased for such loan group and the amount in the Pre-Funding Account will decrease accordingly.

     The Pre-Funding Account will be established by, or on behalf of the trustee and funded on the Closing Date with the Original Pre-Funded Amount to provide the trust fund with sufficient funds to purchase Subsequent Mortgage Loans, provided that the Original Pre-Funded Amount will not exceed 25% of the aggregate initial Certificate Principal Balance of the certificates. The Group I Original Pre-Funded Amount will be reduced during the Funding Period by the amount used to purchase Subsequent Fixed Rate Mortgage Loans in accordance with the pooling and servicing agreement and the Group II Original Pre-Funded Amount will be reduced during the Funding Period by the amount used to purchase Subsequent Adjustable Rate Mortgage Loans in accordance with the Pooling and servicing agreement. During the Funding Period such Original Pre-Funded Amount, reduced as described herein, will be maintained in the Pre-Funding Account.

     Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to:

     o each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and the pooling and servicing agreement;

     o the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the certificateholders;

     o the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; and

     o as of the applicable Subsequent Cut-off Date each Subsequent Mortgage Loan will satisfy the following criteria:

     o the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date (except with respect to approximately [___]% of the Subsequent Mortgage Loans, by aggregate principal balance as of the related Subsequent Cut-off Date, which may be 30 or more days delinquent but less than 60 days delinquent as of the related Subsequent Cut-off Date);

     o the term to stated maturity of the Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months;

     o the Subsequent Mortgage Loan may not provide for negative amortization;

     o the Subsequent Mortgage Loan will not have a loan-to-value ratio greater than 95%;

     o the Subsequent Mortgage Loans will have, as of the Subsequent Cut-off Date, a weighted average term since origination not in excess of 6 months;

     o the Subsequent Mortgage Loan must have a first payment date occurring on or before [DATE]; and

     o the Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under "Chase Manhattan Mortgage
          Corporation--Underwriting Standards" herein.]

     In addition, following the purchase of any Subsequent Mortgage Loan by the trust fund, the mortgage loans (including the Subsequent Mortgage Loans) will not be materially inconsistent with the Statistical Mortgage Pool as of the Subsequent Cut-off Date. Notwithstanding these conditions, any Subsequent Mortgage Loan may be rejected by either [Rating Agency] if the inclusion of such Subsequent Mortgage Loan would adversely affect the rating on any class of certificates.]

                      Chase Manhattan Mortgage Corporation

     Chase Manhattan Mortgage Corporation is a New Jersey corporation, formed in 1920. It is a wholly-owned indirect subsidiary of Chase Manhattan Bank USA, National Association. Chase Manhattan Mortgage Corporation is engaged in the mortgage origination and servicing businesses. Chase Manhattan Mortgage Corporation is a HUD-approved mortgagee. Chase Manhattan Mortgage Corporation is subject to supervision, examination and regulation by the Office of the Comptroller of the Currency and various state regulatory bodies. The address of Chase Manhattan Mortgage Corporation is 343 Thornall Street, Edison, New Jersey 08837 and its telephone number is (732) 205-0600. Chase Manhattan Mortgage Corporation makes loans in all 50 states and the District of Columbia primarily for the purpose of enabling borrowers to purchase or refinance residential real property, secured by first liens on such property. Chase Manhattan Mortgage Corporation's real estate loans primarily are made to homeowners based on the security of one- to four-family residences.


Underwriting Standards


     B&C Quality Mortgage Loans. The following is a description of the B&C Underwriting Guidelines. Prior to the funding or acquiring of any B&C quality mortgage loan, Chase Manhattan Mortgage Corporation underwrites the related mortgage loan in accordance with the then-current underwriting standards established by Chase Manhattan Mortgage Corporation.

     The B&C Underwriting Guidelines consider the value and adequacy of the mortgaged property as collateral for the proposed mortgage loan but also take into consideration the borrower's credit standing and repayment ability. On a case by case basis, Chase Manhattan Mortgage Corporation may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, without limitation, relatively low loan-to-value ratio, relatively low debt-to-income ratio, stable employment and time in the same residence. It is expected that a significant number of the mortgage loans underwritten in accordance with the B&C Underwriting Guidelines will have been originated based on such underwriting exceptions.

     The B&C Underwriting Guidelines permit loans with loan-to-value ratios at origination of up to 95%, depending on among other things, the program, the type and use of the property, the creditworthiness of the borrower and the debt-to-income ratio.

     Chase Manhattan Mortgage Corporation requires title insurance on all B&C quality mortgage loans secured by liens on real property. Chase Manhattan Mortgage Corporation also requires that fire and hazard insurance coverage be maintained on the mortgaged property in an amount at least equal to the principal balance of the mortgage loan or the replacement cost of the mortgaged property, whichever is less. Flood insurance is also required for any mortgage loan if the related mortgaged property is located in either flood zone "A" or "V" as determined by the

Federal Emergency Management Agency.


     The B&C Underwriting Guidelines are less stringent than the standards generally acceptable to FNMA and FHLMC with regard to the borrower's credit standing and repayment ability. Borrowers under the B&C Underwriting Guidelines who qualify generally would not satisfy FNMA and FHLMC underwriting guidelines for any number of reasons, including, without limitation, original principal balance, unsatisfactory payment histories or debt-to-income ratios, or a record of major derogatory credit items such as outstanding judgments or prior bankruptcies.


     Chase Manhattan Mortgage Corporation offers four types of income documentation programs under the B&C Underwriting Guidelines: Full Documentation, 24 Month Bank Statement, Reduced Documentation and Stated Income. In general, for mortgage loans underwritten under the Full Documentation program, Chase Manhattan Mortgage Corporation verifies income and assets through alternate documentation or written third party verifications. The 24 Month Bank Statement program utilizes the last 24 months of bank statements to support income. In general, this documentation type is available to AO, A-, B and B-credit grades. In general, the Reduced Documentation program is available for AO through C- credit grades in the case of self-employed borrowers and AO, A- and B credit grades in the case of salaried borrowers. Under the Reduced Documentation program the loan-to-value ratio for non-self employed borrowers is 70%, and asset verification for source of down payment is required if the loan-to-value ratio is 70% or greater. In general, the Stated Income program is a no income/no asset verification (except that asset verification is required if the loan-to-value ratio is 70% or greater) program for credit grades AO through C, in the case of self-employed borrowers, and for credit grades AO, A- and B, for all others. The maximum loan-to-value ratio for non-self employed borrowers is 70%. Income from the application as stated by the borrower is used to qualify.


     The B&C Underwriting Guidelines utilize various credit grade categories to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These credit grade categories establish the maximum permitted loan-to-value ratio, debt-to-income ratio and loan amount, given the borrower's credit history considered in a manner generally consistent with subprime mortgage industry practice, the occupancy status of the mortgaged property, the type of mortgaged property and documentation type. A summary of such categories is set forth below.

Credit Grade Category: "AO"

     Debt-to-Income Ratio: Maximum of 45%


     Mortgage History: No more than one delinquency of 30 days or more during the previous 12 months; no more than two such delinquencies during the previous 24 months.


     Consumer/Revolving Credit History: No more than one delinquency (in the case of "major" credit) or two delinquencies (in the case of "minor" credit) during the previous 12 months; provided that no such delinquencies may have exceeded 59 days; no more than two ("major" credit) or three ("minor" credit) such delinquencies during the previous 24 months ("major" credit being defined as installment debt with monthly payments over $100 and revolving accounts with credit limits over $2,500).


     Collections/Chargeoffs: All in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Must be discharged over three years from the date of application; substantial re-establishment of credit required.

Credit Grade Category: "A-"

     Debt-to-Income Ratio: Maximum of 45%

     Mortgage History: No more than two delinquencies of 30 days or more during the previous 12 months; provided that no such delinquencies may have exceeded 59 days.


     Consumer/Revolving Credit History: No delinquencies of 60 days or more during the previous 12 months (in the case of "major" credit) or no delinquencies of 90 days or more during the previous 12 months (in the case of "minor" credit).

     Collections/Chargeoffs: All except for up to $1,000 in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Must be discharged over two years from the date of application (or three years, if the loan-to-value ratio exceeds 85%); substantial re-establishment of credit required.

Credit Grade Category: "B"

     Debt-to-Income Ratio: Maximum of 50%

     Mortgage History: No more than three delinquencies of 30 days or more during the previous 12 months; provided that no such delinquencies may have exceeded 59 days.

     Consumer/Revolving Credit History: No delinquencies of 90 days or more during the previous 12 months (in the case of "major" credit) and no delinquencies of 120 days or more during the previous 12 months (in the case of "minor" credit).


     Collections/Chargeoffs: All except for up to $2,500 in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Must be discharged over eighteen months from the date of application; substantial re-establishment of credit required.

Credit Grade Category: "B-"

     Debt-to-Income Ratio: Maximum of 50%

     Mortgage History: No more than four delinquencies of 30 days or more during the previous 12 months, provided that no such delinquency may have exceeded 59 days; and no more than one delinquency of 60 days or more during the previous 12 months, provided that no such delinquency may have exceeded 89 days.

     Consumer/Revolving Credit History: No delinquencies of 90 days or more during the previous 12 months (in the case of "major" credit) and no delinquencies of 120 days or more during the previous 12 months (in the case of "minor" credit).


     Collections/Chargeoffs: All except for up to $2,500 in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Must be discharged over eighteen months from the date of application; substantial re-establishment of credit required.

Credit Grade Category: "C"

     Debt-to-Income Ratio: Maximum of 55%

     Mortgage History: No more than five delinquencies of 30 days or more during the previous 12 months, provided that no such delinquency may have exceeded 59 days; and no more than two delinquencies of 60 days or more during the previous 12 months, provided that no such delinquency may have exceeded 89 days; and no more than one delinquency of 90 days or more during the previous 12 months, provided that; such delinquency may not have exceeded 119 days.

     Consumer/Revolving Credit History: No delinquencies of 120 days or more on any "major" credit during the previous 12 months.


     Collections/Chargeoffs: All except for up to $5,000 in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Must be discharged over one year from date of application; substantial re-establishment of credit required.

Credit Grade Category: "C-"

     Debt-to-Income Ratio: Maximum of 55%

     Mortgage History: Borrower cannot be more than four months delinquent at time of loan closing.

     Consumer/Revolving Credit History: Borrower exhibits significant past or present credit problems.


     Collections/Chargeoffs: All except for up to $5,000 in the previous 24 months must be satisfied.


     Bankruptcy/Foreclosure: Chapter 13 and foreclosures must be discharged or consummated prior to loan application. Chapter 7 must be discharged or consummated over one year from date of application.




                         Servicing of the Mortgage Loans


General


     The Subservicer will service the mortgage loans in accordance with the terms set forth in the pooling and servicing agreement. The Subservicer may perform any of its obligations under the pooling and servicing agreement through one or more subservicers, which may be affiliates of the Subservicer. Notwithstanding any such subservicing arrangement, the Subservicer will remain liable for its servicing duties and obligations under the pooling and servicing agreement as if the Subservicer alone were servicing the mortgage loans.



The Subservicer


     The information set forth below concerning the Subservicer has been provided to the Depositor by the Subservicer. Neither the Depositor, the Seller, the trustee, the underwriters nor any of their respective affiliates have made any independent investigation of such information.

     Advanta

     Advanta will act as the Subservicer of the mortgage loans under the pooling and servicing agreement. Advanta is an indirect subsidiary of Advanta Parent, a publicly traded company based in Springhouse, Pennsylvania with assets as of March 31, 2000 in excess of $4 billion.

     Advanta Parent, through its subsidiaries (including Advanta) had managed assets (including mortgage loans) in excess of $13.1 billion as of March 31, 2000.

     As of March 31, 2000, Advanta and its subsidiaries were servicing approximately 107,887 closed-end fixed rate and adjustable rate mortgage loans in the Owned and Managed Servicing Portfolio (defined below) representing an aggregate outstanding principal balance of approximately $7.4 billion, and approximately 190,890 closed-end fixed rate and adjustable rate mortgage loans in the Third-Party Servicing Portfolio (defined below) representing an aggregate outstanding principal balance of approximately $13.1 billion.

     On January 22, 1999, Fleet filed the Complaint against Advanta Parent and some of its subsidiaries (but not including Advanta) in Delaware Chancery Court bringing a lawsuit relating to the transaction between Advanta Parent and some of its affiliates and Fleet, which closed on February 20, 1998 . Pursuant to the transaction Advanta Parent contributed substantially all of its consumer credit card business to a limited liability company controlled by Fleet. The lawsuit centers around post-closing adjustments and other matters relating to the Fleet Transaction. Fleet seeks damages of approximately $141 million.

     On February 16, 1999 Advanta Parent filed an answer to the Complaint denying the material allegations of the Complaint. Advanta Parent also filed counterclaims against Fleet seeking damages of approximately $101 million from Fleet. Although the outcome of this litigation cannot be determined, Advanta Parent does not expect this litigation to have a material adverse effect on the financial position or future operating results of Advanta Parent or Advanta.

     On May 17, 2000, Advanta Parent issued a press release stating that it had retained Salomon Smith Barney Inc. to assist it in studying possible strategic alternatives for Advanta and Advanta Parent's leasing business unit. Although there are no specific actions contemplated at this time, these strategic alternatives could include the sale of, or strategic alliances or partnerships in respect of, all or a portion of Advanta's mortgage loan origination or servicing businesses.

     On June 2, 2000, Advanta Parent issued a press release announcing that its banking subsidiaries, Advanta National Bank and Advanta Bank Corp., have each reached agreements with their respective bank regulatory agencies, primarily relating to the banks' subprime lending operations. The agreements outline a series of steps to modify processes, many of which the banks have already begun, and formalize and document certain practices and procedures for the banks' subprime lending operations. The agreements establish temporary asset and deposit growth limits, restrictions on taking brokered deposits, and require that Advanta National Bank maintain its current capital ratios.

     The agreements also provide that Advanta will change its charge-off policy for delinquent mortgages to 180 days (which are presently reserved for) and modify its accounting processes and methodology for its allowance for loan losses and valuation of residual assets. Advanta Parent is in the process of evaluating the impact of the agreements on its income for the balance of year. Advanta Parent anticipates that the limitations and restrictions imposed by the agreements will have an impact on Advanta's loan volume and results in the near term, but Advanta Parent cannot quantify such impact at this time.

     This prospectus supplement contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Additional risks that may affect Advanta Parent's performance are detailed in Advanta Parent's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

     The ability of Advanta Parent's subsidiaries to honor their financial and other obligations is to some extent influenced by the financial condition of Advanta Parent. Such obligations of Advanta, insofar as they relate to the trust with respect to the mortgage loans, primarily consist of Advanta's limited advancing obligation and its obligation to service the mortgage loans. To the extent that Advanta's ability to perform such obligations is adversely affected, the mortgage loans may experience an increased level of delinquencies and losses.

     The certificates will not represent an interest in or obligation of, nor are the mortgage loans guaranteed by, Advanta or Advanta Parent. Additional information with respect to Advanta and Advanta Parent is available in the various reports filed by Advanta and Advanta Parent with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.


     Owned and Managed Servicing Portfolio.


     The following tables set forth information relating to the delinquency, foreclosure and loan loss experience of Advanta for the Owned and Managed Servicing Portfolio of closed-end fixed and adjustable rate mortgage loans as of March 31, 2000, and for each of the three prior year ends. The Owned and Managed Servicing Portfolio includes, but is not limited to, the mortgage loans originated or purchased on or prior March 31, 2000. In addition to the Owned and Managed Servicing Portfolio, Advanta serviced as of March 31, 2000, approximately 190,890 mortgage loans with an aggregate principal balance as of such date of approximately $13.1 billion. No loans in the Third Party Servicing Portfolio are included in the tables set forth below.

                    Delinquency and Foreclosure Experience of
                 Advanta's Owned and Managed Servicing Portfolio
                          of Closed-end Mortgage Loans
                             (Dollars in Thousands)

                             -------------------------------------------------------------------     ---------------------
                                                                                                      Three Months Ended
                                                   As of December 31,                                       March 31
                             -------------------------------------------------------------------     ---------------------
                                     1997                 1998                      1999                     2000
                             -------------------------------------------------------------------     ---------------------
                                            By                    By                       By                       By
                             By No.       Dollar     By No.     Dollar         By No.    Dollar       By          Dollar
                              of          Amount      of        Amount          of       Amount      No.of        Amount
                             Loans       of Loans    Loans     of Loans        Loans    of Loans     Loans       of Loans
                             -------------------------------------------------------------------     ---------------------
Portfolio                     74,525    $4,888,936   111,707   $7,664,919     109,091   $7,458,805   107,887    $7,376,662
Delinquency
percentage
30-59 days                     3.13%       2.99%       3.05%       2.76%       3.01%       2.79%       2.50%       2.40%
60-89 days                     0.98        0.98        1.10        1.08        0.92        0.85        0.67        0.61
90 days or more                1.39        1.28        1.45        1.22        2.15        1.97        2.07        1.90
                               ----        ----        ----        ----        ----        ----        ----        ----
Total                          5.50%       5.25%       5.60%       5.06%       6.08%       5.61%       5.24%       4.91%
Foreclosure Rate               2.10%       2.32%       2.85%       2.98%       3.63%       3.43%       3.89%       3.76%

REO Properties                 0.40%       --          0.78%       --          1.30%       --          1.23%       --

     The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure. The Foreclosure Rate is the number of mortgage loans or the dollar amount of mortgage loans in foreclosure as a percentage of the total number of mortgage loans or the dollar amount of mortgage loans, as the cases may be, as of the date indicated. REO Properties (i.e., real estate owned properties -- properties relating to foreclosed mortgages or for which deeds in lieu of foreclosure have been accepted, and held by Advanta pending disposition) percentages are calculated using the number of loans, not the dollar amount.

                              Loan Loss Experience
               of Advanta's Owned and Managed Servicing Portfolio
                          of Closed-end Mortgage Loans

                                        ----------------------------------------------------         --------------
                                                                                                     Three Months
                                                        As of December 31,                           Ended March 31
                                        ----------------------------------------------------         --------------
                                           1997                1998                  1999                 2000
                                        ----------------------------------------------------         --------------
Average                                 $3,677,342           $6,233,870           $7,641,960           $7,411,181
Amount Outstanding
Net Losses                              $   15,067           $   35,640           $   60,350           $   18,815
Net Losses as a percentage of
average amount outstanding(s)                 0.50%                0.57%                0.79%                1.02%

     Average Amount Outstanding during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the last business day of each month during the period. Net Losses are amounts relating to mortgage loans which have been determined by Advanta to be uncollectible less amounts received by Advanta as recoveries from liquidation proceeds and deficiency judgments. The statistics presented for Net Losses as a percentage of average amount outstanding are annualized numbers.

     There can be no assurance that the delinquency, foreclosure and loan loss experience on the mortgage loans will correspond to the delinquency, foreclosure and loan loss experience set forth in the tables above, in part because the mortgage loans reflected in those tables may have been underwritten in accordance with different underwriting guidelines and may represent mortgage loans of a different character and mix than the mortgage loans, which may impact the delinquency, foreclosure and loan loss experience of such mortgage loans and how such mortgage loans are serviced. In addition, while the mortgage loans will be serviced in accordance with accepted servicing practices, Advanta may from time to time service each portfolio or group of mortgage loans (whether the Owned and Managed Portfolio or Third Party Servicing Portfolio) differently than another portfolio based in part on the seasoning, character and mix of the mortgage loans. Therefore, the delinquency, foreclosure and loan loss experience set forth in the those tables may not necessarily be material to your decision to invest.

     In general, during periods in which the residential real estate market is experiencing an overall decline in property values such that the principal balances of the mortgage loans and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the related Mortgaged Properties, rates of delinquencies, foreclosure and losses could be significantly higher than might otherwise be the case. In addition, adverse economic conditions (which may affect real property values) may affect the timely payment by Mortgagors of Scheduled Payments, and accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Mortgage Pool.

     Collection Procedures. Advanta employs a variety of collection techniques during the various stages of delinquency. The primary purpose of all collection efforts performed by Advanta is to bring a delinquent mortgage loan current in as short a time as possible. Phone calls are used as the principal form of contacting a mortgagor. Advanta utilizes a predictive dialing system for the management of collection calling activity. Prior to initiating foreclosure proceedings, Advanta makes every reasonable effort to determine the reason for the default;

whether the delinquency is a temporary or permanent condition; and the mortgagor's attitude toward the obligation. Advanta will take action to foreclose a mortgage only once every reasonable effort to cure the default has been made and a projection of the ultimate gain or loss on REO sale is determined. In accordance with accepted servicing practices, foreclosures are processed within individual state guidelines and in accordance with the provisions of the mortgage and applicable state law. However, the Master Servicer may sell delinquent or charged-off mortgage loans from the trust fund from time to time.


Servicing Compensation and Payment of Expenses


     The Subservicer will be paid the Servicing Fee. The amount of the monthly Servicing Fee is subject to adjustment with respect to prepaid mortgage loans, as described below under "--Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." The Subservicer is also entitled to receive, as additional servicing compensation, all assumption fees and other similar charges and all investment income earned on amounts on deposit in the Collection Account. The Subservicer is obligated to pay certain ongoing expenses associated with the mortgage loans in connection with its responsibilities under the pooling and servicing agreement.


Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans


     When a Mortgagor prepays all or a portion of a mortgage loan between Due Dates, the Mortgagor pays interest on the amount prepaid only to the date of such prepayment. Prepayments received during the prior Prepayment Period are included in the distribution to certificateholders on the related Distribution Date thereby causing a shortfall in interest. In order to mitigate the effect of any such shortfall in interest distributions to certificateholders on any Distribution Date, the Subservicer shall deposit Compensating Interest in the Collection Account for distribution to the certificateholders on such Distribution Date. However, any such reduction in the Servicing Fee otherwise payable with respect to such Distribution Date will be limited to the product of
(1) one-twelfth of [____]% and (2) the aggregate Stated Principal Balance of the mortgage loans with respect to the related Distribution Date. Any such deposit by the related Subservicer will be reflected in the distributions to the certificateholders made on the Distribution Date to which such Due Period relates. Any Prepayment Interest Shortfall will be allocated on such Distribution Date pro rata among the outstanding classes of certificates based upon the amount of interest each such class would otherwise be paid on such Distribution Date.


Advances


     Subject to the following limitations described below, on each Servicer Remittance Date, the Subservicer will be required to make Advances. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Offered Certificates rather than to guarantee or insure against losses. The Subservicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each mortgage loan (with such payments of interest adjusted to the related Net Mortgage Rate) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related mortgage loan; provided, however, that the Subservicer need not make Advances with respect to the principal portion of any Balloon Amount but the Subservicer will be required to Advance monthly interest on a Balloon Loan until the principal balance thereof is reduced to zero subject to the Servicer's determination of nonrecoverability. In the event the Subservicer previously made Advances which later are determined to be nonrecoverable, the Subservicer will be entitled to reimbursement of such Advances prior to distributions to certificateholders. If the Subservicer determines on any Servicer Remittance Date to make an Advance, such Advance will be included with the distribution to holders of the

Offered Certificates on the related Distribution Date. Any failure by the Subservicer to make an Advance as required under the pooling and servicing agreement will constitute an event of default thereunder, in which case the trustee, as successor servicer, or such other entity as may be appointed as successor servicer, will be obligated to make any such Advance in accordance with the terms of the pooling and servicing agreement.


Master Servicer


     The Master Servicer will (1) provide certain administrative services and file certain reports with regard to the certificates, (2) provide certain reports to the trustee regarding the mortgage loans and the certificates and (3) receive payments with respect to the mortgage loans from the Subservicer and, in its capacity as paying agent for the certificates, remit such payments to the certificateholders as described herein. The Master Servicer will pay certain administrative expenses of the trust including the fees of the trustee. The Master Servicer will be entitled to a monthly Master Servicer Fee with respect to each mortgage loan, payable with respect to each Distribution Date, in an amount equal to the sum of (1) one-twelfth of the Master Servicer Fee Rate multiplied by the principal balance of such mortgage loan and (2) all late payment fees and prepayment penalties and all investment income earned on funds in the Certificate Account and the Distribution Account. The Master Servicer Fee Rate is [______]% per annum.

                         Description of the Certificates


General


     The certificates will represent the entire beneficial ownership interest in the trust fund to be created under the pooling and servicing agreement. A copy of the pooling and servicing agreement will be attached as an exhibit to the Current Report on Form 8-K of the Depositor that will be available to purchasers of the certificates at, and will be filed with, the Securities and Exchange Commission within 15 days of the initial delivery of the certificates. Reference is made to the attached prospectus for additional information regarding the terms and conditions of the pooling and servicing agreement.

     The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The certificates will consist of

     o Class A Group I Certificates, class IM-1 certificates and class IM-2 certificates, and the class IB certificates;

     o Class A Group II Certificates, class IIM-1 certificates, class IIM-2 certificates and the class IIB certificates; and

     o    the Residual Certificates.

     The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $[25,000] and integral multiples of $1,000 in excess of $[25,000].


Book-Entry Certificates


     The Offered Certificates will be Book-Entry Certificates. Certificate Owners may elect to hold their Offered Certificates through DTC in the United States, or Clearstream Luxembourg or Euroclear in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream Luxembourg and Chase will act as depositary for Euroclear . Investors may hold such beneficial interests in the Book-Entry Certificates in minimum Certificate Principal Balances of $[25,000] and integral multiples of $1,000 in excess of $[$25,000]. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a Definitive Certificate. Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of Financial Intermediary that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the Rules, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Indirect Participants, with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.


     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.


     Because of time zone differences, credits of securities received in Clearstream Luxembourg, or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the Business Day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream Luxembourg participants on such Business Day. Cash received in Clearstream Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the Business Day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Federal Income Tax Consequences---Foreign Investors" in the prospectus and "Global, Clearance, Settlement And Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream Luxembourg participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Luxembourg participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Luxembourg participants and Euroclear participants may not deliver instructions directly to the European Depositaries.


     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.


     Clearstream Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream Luxembourg holds securities for Clearstream Luxembourg participants and facilitates the clearance and settlement of securities transactions between Clearstream Luxembourg participants through electronic book-entry changes in accounts of Clearstream Luxembourg participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream Luxembourg in any of 28 currencies, including United States dollars. Clearstream Luxembourg provides to its Clearstream Luxembourg participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for Euroclear participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Operator, under contract with the Cooperative. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.


     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions . The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede. Distributions with respect to Offered Certificates held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Clearstream Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Offered Certificates in the secondary market since certain potential investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the trust fund provided by the Subservicer to Cede, as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the Depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of an Offered Certificate under the pooling and servicing agreement on behalf of a Clearstream Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the Depositor or the trustee is unable to locate a qualified successor, (b) the Depositor at its sole option, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined herein), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the Offered Certificates under the pooling and servicing agreement.

     Although DTC, Clearstream Luxembourg and Euroclear have agreed to these procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.


Payments on Mortgage Loans; Collection Account; Certificate Account; Distribution Account


     The pooling and servicing agreement provides that the Subservicer for the benefit of the certificateholders shall establish and maintain an account, known as the "Collection Account ", into which the Subservicer is generally required to deposit or cause to be deposited, promptly upon receipt and in any event within two Business Days, the payments and collections described in "The Pooling and Servicing Agreement--Payments on Mortgage Loans; Collection Account" in the prospectus, except that the Subservicer may deduct its Servicing Fee and any expenses of liquidating defaulted mortgage loans or property acquired in respect thereof. The pooling and servicing agreement permits the Master Servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more investments acceptable to [Rating Agency] (as provided in the pooling and servicing agreement), that mature, unless payable on demand, no later than the Servicer Remittance Date. The Subservicer will be entitled to all income and gain realized from any such investment, and such income and gain will be subject to withdrawal by the Subservicer from time to time. The Subservicer will be required to deposit the amount of any losses incurred in respect to any such investments out of its own funds as such losses are realized.

     The Master Servicer will be obligated to establish the "Certificate Account", into which the Subservicer will deposit or cause to be deposited not later than 12:00 noon Pacific Time on the Servicer Remittance Date from amounts on deposit in the Collection Account, the Interest Funds (other than amounts withdrawn from the Capitalized Interest Account) and Principal Funds (other than amounts withdrawn from the Pre-Funding Account) for each loan group and the Master Servicer Fee with respect to such Distribution Date. Subject to the restrictions set forth in the pooling and servicing agreement, the Master Servicer is permitted to direct that the funds in the Certificate Account be invested so long as such investments mature, unless maintained with the institution holding such account, no later than the Business Day prior to the Distribution Date. All income and gain realized from any such investment will belong to the Master Servicer and is subject to its withdrawal or order from the Certificate Account. The Master Servicer will be required to deposit in the Certificate Account out of its own funds the amount of any losses incurred in respect of any such investment, as such losses are realized.

     The Master Servicer as initial paying agent under the pooling and servicing agreement, is obligated to establish and maintain the "Distribution Account" and to deposit into the Distribution Account on the Business Day preceding each Distribution Date, an amount equal to the Interest Funds and Principal Funds for each loan group with respect to such Distribution Date. Subject to the restrictions set forth in the pooling and servicing agreement, the Master Servicer is permitted to direct that the funds in the Distribution Account be invested so long as such investments mature, unless maintained with the institution holding such account, no later than the related Distribution Date. All income and gain realized from any such investment will belong to the Master Servicer and is subject to its withdrawal or order from the Distribution Account. The Master Servicer will be required to deposit in the Distribution Account out of its own funds the amount of any losses incurred in respect of any such investment, as such losses are realized.



Distributions


     General. Distributions on the certificates will be made by The Chase Manhattan Bank, as paying agent on the Distribution Date, to the persons in whose names such certificates are registered at the Record Date.

            Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or, in the case of any certificateholder that holds 100% of a class of certificates or who holds a class of certificates with an aggregate initial Certificate Principal Balance of $1,000,000 or more and that has so notified the Master Servicer in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of such certificates at the Corporate Trust Office of the Master Servicer. On each Distribution Date, a holder of a certificate will receive such holder's Percentage Interest of the amounts required to be distributed with respect to the applicable class of certificates.

     Distributions of Interest. On each Distribution Date, the interest distributable with respect to the Group I Certificates (other than the class IA-1 certificates) is the interest which has accrued thereon at the related Pass-Through Rate during the calendar month immediately preceding the calendar month in which such Distribution Date occurs less Prepayment Interest Shortfalls, if any, and the interest distributable with respect to the Group II Certificates and the class IA-1 certificates is the interest which has accrued thereon at the then applicable related Pass-Through Rate from and including the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date less Prepayment Interest Shortfalls, if any.

     All calculations of interest of the Group I Certificates (other than the class IA-1 certificates) will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. All calculations of interest on the Group II Certificates and the class IA-1 certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

     On each Distribution Date, the Interest Funds for such Distribution Date with respect to each loan group are required to be distributed in the following order of priority, until such Interest Funds have been fully distributed:

     (1) to each class of the Class A Certificates of the Certificate Group related to such loan group, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if the Interest Funds for the Group I Certificates are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class A Group I Certificates, the Interest Funds for such Certificate Group will be distributed pro rata among each class of the Class A Group I Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each class of the Class A Certificates of such Certificate Group to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class A Certificates of such Certificate Group;

     (2) to the Class M-1 Certificates of such Certificate Group, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (3) to the Class M-2 Certificates of such Certificate Group, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (4) to the Class B Certificates of such Certificate Group, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class; and

     (5) any remainder to be distributed as described below under "--Overcollateralization and Crosscollateralization Provisions".

For purposes of calculating interest on the Group I Certificates (other than the class IA-1 certificates), principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.





     The Pass-Through Margin for each class of Group II Certificates is as follows: for any Distribution Date on or before the applicable Optional Termination Date: class IIA-1, [____]%; class IIM-1, [____]%; class IIM-2, [____]%; class IIB, [____]% and class IA-1, [____]%; and for any Distribution Date after the applicable Optional Termination Date: class IIA-1, [____]%; class IIM-1, [____]%; class IIM-2, [____]%; class IIB, [_____]%; and class IA-1,
[____]%. The Pass-Through Margin for the class IA-1 certificates is [____]%.

     Any Adjustable Rate Certificate Carryover will be paid on future Distribution Dates from and to the extent of funds available for that purpose as described herein. The ratings of the Group II Certificates do not address the likelihood of the payment of any Adjustable Rate Certificate Carryover.

     Distributions of Principal. On each Distribution Date, the Principal Distribution Amount (as defined below) with respect to each Certificate Group for such Distribution Date is required to be distributed as follows until such Principal Distribution Amount has been fully distributed:

     [Describe principal payment methodology]


Overcollateralization and Crosscollateralization Provisions


     As set forth below, Net Excess Cashflow will be required to be applied as an Extra

Principal Distribution Amount with respect to the other Mortgage Loan Group whenever the Stated Principal Balances of the mortgage loans in such loan group, plus the amount on deposit in the Pre-Funding Account allocable to such loan group as of such Distribution Date, do not exceed, by the required amount, the aggregate Certificate Principal Balances of the related certificates. If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate Certificate Principal Balances of the Offered Certificates with respect to a Mortgage Loan Group exceed the sum of (1) the Stated Principal Balances of the mortgage loans in the related loan group and (2) the amount on deposit in the Pre-Funding Account allocable to such loan group as if such Distribution Date, the Certificate Principal Balances of the Subordinated Certificates of such Group will be reduced, in inverse order of seniority (beginning with the Class B Certificates) by an amount equal to such excess.

     If the Certificate Principal Balance of a class of Subordinated Certificates is reduced, that class thereafter will be entitled to distributions of interest and principal only with respect to the Certificate Principal Balance as so reduced. On subsequent Distribution Dates, however, as described below, Interest Funds and Principal Funds with respect to each Certificate Group not otherwise required to be distributed with respect to principal of and interest on the certificates of such Certificate Group will be applied to reduce Unpaid Realized Loss Amounts previously allocated to such certificates in order of seniority.

     On each Distribution Date, Interest Funds and Principal Funds with respect to each loan group not otherwise required to be distributed with respect to principal of and interest on the certificates in the related Certificate Group as described above will be required to be distributed in respect of the following amounts until fully distributed:

          (1) the Extra Principal Distribution Amount for such loan group;

          (2) to the Class M-1 Certificates of such Certificate Group, any Unpaid Realized Loss Amount for such class;

          (3) to the Class M-2 Certificates of such Certificate Group, any Unpaid Realized Loss Amount for such class;

          (4) to the Class B Certificates of such Certificate Group, the Unpaid Realized Loss Amount for such class;

          (5) except in the case of Optional Termination Amounts , for distribution to the certificates in the other Certificate Group to the extent that any of the following amounts with respect to the other Certificate Group have not otherwise been funded in full for such Distribution Date in accordance with the priorities set forth herein;

               (A) to each class of the Class A Certificates of such other loan group, the Current Interest and any Interest Carry Forward Amount for such class;

               (B) the Extra Principal Distribution Amount for such other loan group;

               (C) to the Class M-1 Certificates of such other Certificate Group, the Current Interest and any Interest Carry Forward Amount for such class;

               (D) to the Class M-1 Certificates of such other Certificate Group any Unpaid Realized Loss Amount for such class;

               (E) to the Class M-2 Certificates of such other Certificate Group, the Current Interest and any Interest Carry Forward Amount for such class;

               (F) to the Class M-2 Certificates of such other Certificate Group any Unpaid Realized Loss Amount for such class;

               (G) to the Class B Certificates of such other Certificate Group, the Current Interest and any Interest Carry Forward Amount for such class;

               (H) to the Class B Certificates of such other Certificate Group any Unpaid Realized Loss Amount for such class;

          (6) in the case of the Adjustable Rate Mortgage Loan Group, to the Group II Certificates, on a pro rata basis, the Adjustable Rate Certificate Carryover; and

          (7) to the Residual Certificates, the remaining amount.


Calculation of One-Month LIBOR


     On each Interest Determination Date, the Master Servicer will determine One-Month LIBOR for the related Accrual Period on the basis of the (1) offered rates for one-month United States dollar deposits, as such rates appear on Telerate page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date or (2) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m., (London time), the Master Servicer will determine such rate on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date.

     If One-Month LIBOR is determined under clause (2) above, on each Interest Determination Date, One-Month LIBOR for the related Accrual Period for the Group II Certificates and the class IA-1 certificates, will be established by the Master Servicer as follows:

          (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period for the Group II Certificates and the class IA-1 certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.03125%).

          (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Master Servicer and the Master Servicer's calculation of the rate of interest applicable to the Group II Certificates and the class IA-1 certificates, for the related Accrual Period for such Group II Certificates and class IA-1 certificates shall (in the absence of manifest error) be final and binding.


Mandatory Prepayments on the Certificates

     The Group I Certificates and the Group II Certificates will be prepaid in part on the Distribution Date immediately following the end of the Funding Period to the extent of any amounts remaining on deposit in the Pre-Funding Account on such Distribution Date. Although no assurance can be given, it is anticipated by the Depositor that the principal amount of Subsequent Mortgage Loans sold to the trust fund will require the application of substantially all of the Original Pre-Funded Amount and that there will be no material amount of principal prepaid to the holders of the Group I or Group II Certificates from the Pre-Funding Account. It is unlikely, however, that the Depositor will be able to deliver Subsequent Mortgage Loans with an aggregate principal balance identical to the related Original Pre-Funded Amount. Accordingly, a small amount of principal is likely to be prepaid on the Group I and Group II Certificates on the Distribution Date immediately following the end of the Funding Period.


Capitalized Interest Account


     The Depositor will establish for the benefit of the holders of the certificates the "Capitalized Interest Account". On the Closing Date, the Depositor will deposit in the Capitalized Interest Account a cash amount as specified in the pooling and servicing agreement. On each Distribution Date during the Funding Period and on the Distribution Date immediately following the end of the Funding Period, funds on deposit in the Capitalized Interest Account will be applied to cover shortfalls in the amount of interest accrued on the certificates in the trust fund attributable to the pre-funding feature. Such shortfall will exist during the Funding Period because the interest accruing on the aggregate principal balance of the mortgage loans in each loan group during such period will be less than the amount of interest which would have accrued on the mortgage loans in each loan group if the related Subsequent Mortgage Loans were included in the trust fund as of the Closing Date. On the first Distribution Date following the termination of the Funding Period (after the distribution on the certificates to be made on such Distribution Date), funds on deposit in the Capitalized Interest Account will be released by the trustee to the Depositor or its designee.


Reports to Certificateholders


     On each Distribution Date, the Master Servicer will forward to each certificateholder, the Subservicer, the trustee and the Depositor a statement generally setting forth with respect to each loan group or Certificate Group, where applicable, among other information:

          (1) the amount of the related distribution to holders of each class of certificates allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein, (B) the aggregate amount of all scheduled payments of principal included therein and (C) any Extra Principal Distribution Amount;

          (2) the amount of such distribution to holders of each class of certificates allocable to interest;

          (3) the Interest Carry-Forward Amount for each class of certificates;

          (4) the Certificate Principal Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

          (5) the aggregate outstanding principal balance of each class of certificates for the following Distribution Date;

          (6) the amount of the Servicing Fee paid to or retained by the Subservicer for the related Due Period;

          (7) the Pass-Through Rate for each class of certificates for such Distribution Date;

          (8) the amount of Advances included in the distribution on such Distribution Date;

          (9) the number and aggregate principal amounts of mortgage loans in each loan group (A) delinquent (exclusive of mortgage loans in foreclosure)
     (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, and (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (10) with respect to any mortgage loan that became an REO Property in each loan group during the preceding calendar month, the loan number and Stated Principal Balance of such mortgage loan as of the close of business on the Determination Date and the date of acquisition thereof;

          (11) with respect to each loan group, whether a Trigger Event or, if applicable, a Stepup Trigger Event has occurred;

          (12) the total number and principal balance of any REO Properties in each loan group as of the close of business on the related Determination Date;

          (13) any Adjustable Rate Certificate Carryover paid and all remaining Adjustable Rate Certificate Carryover remaining on each class of the Adjustable Rate Certificate on such Distribution Date;

          (14) the number and aggregate principal balance of all Subsequent Mortgage Loans added during the preceding Due Period;

          (15) the amount on deposit in the Pre-Funding Account and the Capitalized Interest Account (both in the aggregate and with respect to each loan group); and

          (16) for the Distribution Date immediately following the end of the Funding Period, the current balance on deposit in the Pre-Funding Account, if any, that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to certificateholders as a mandatory prepayment of principal on such Distribution Date.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer will prepare and deliver to each certificateholder of record during the previous calendar year a statement containing information necessary to enable certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

Amendment

     The pooling and servicing agreement may be amended by the Depositor, the Subservicer, the Master Servicer and the trustee, without the consent of certificateholders, for any of the purposes set forth under "The Pooling and Servicing Agreement-Amendment" in the prospectus. In addition, the pooling and servicing agreement may be amended by the Depositor, the Subservicer, the Master Servicer and the trustee and the holders of a Majority in Interest of each class of certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no such amendment may (1) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of such certificate; (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (1) above, without the consent of the holders of certificates of such class evidencing, as to such class, Percentage Interests aggregating 66%; or (3) reduce the aforesaid percentage of aggregate outstanding principal amounts of certificates of each class, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such class.


Optional Termination


     The Master Servicer will have the right (but not the obligation) to repurchase all remaining mortgage loans and REO Properties in either loan group and thereby effect early retirement of all the certificates of the related Certificate Group on the Optional Termination Date. In the event such option is exercised by the Master Servicer, the repurchase will be made at the Repurchase Price. Proceeds from such repurchase will be distributed to the certificateholders in the related Certificate Group in the priority described above. The proceeds from any such distribution may not be sufficient to distribute the full amount to which each class of certificates is entitled if the purchase price is based in part on the appraised value of any REO Property and such appraised value is less than the Stated Principal Balance of the related mortgage loan. Any repurchase of the mortgage loans and REO Properties will result in an early retirement of the certificates in the related Certificate Group.


Optional Purchase of Defaulted Loans


     As to any mortgage loan which is delinquent in payment by 91 days or more, the Master Servicer may, at its option, purchase such mortgage loan at a price equal to 100% of the Stated Principal Balance of the mortgage loan plus accrued interest at the applicable Mortgage Rate, from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed.


Events of Default

     Events of Default will consist of:


     (1) any failure by the Subservicer to deposit in the Collection Account or the Certificate Account the required amounts or remit to the trustee any payment (including an Advance required to be made under the terms of the pooling and servicing agreement) which continues unremedied for five Business Days after written notice of such failure shall have been given to the Subservicer and the Depositor by the trustee or the Depositor, or to the Subservicer, the Depositor and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights evidenced by the certificates;

     (2) any failure by the Subservicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the Subservicer in the pooling and servicing agreement, which continues unremedied for 60 days after the giving of written notice of such failure to the Subservicer by the trustee, the Master Servicer or the Depositor, or to the Subservicer, the Depositor, the Master Servicer and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights evidenced by the certificates; or

     (3) insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Subservicer indicating its insolvency or inability to pay its obligations.

As of any date of determination, (1) holders of the Offered Certificates will be allocated 95% of all Voting Rights, allocated among the Offered Certificates in proportion to their respective outstanding Certificate Principal Balances and
(2) holders of the Residual Certificates will be allocated all of the remaining Voting Rights. Voting Rights will be allocated among the certificates of each such class in accordance with their respective Percentage Interests.


Rights upon Event of Default


     So long as an Event of Default under the pooling and servicing agreement remains unremedied, the trustee may, or upon the receipt of instructions from the holders of certificates having not less than 25% of the Voting Rights evidenced by the certificates, shall, terminate all of the rights and obligations of the Subservicer under the pooling and servicing agreement and in and to the mortgage loans, whereupon the trustee will succeed to all of the responsibilities and duties of the Subservicer under the pooling and servicing agreement, including the obligation to make Advances. No assurance can be given that termination of the rights and obligations of the Subservicer under the pooling and servicing agreement would not adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.

     No certificateholder, solely by virtue of such holder's status as a certificateholder, will have any right under the pooling and servicing agreement to institute any proceeding with respect thereto, unless such holder previously has given to the trustee written notice of the continuation of an Event of Default and unless the holders of certificates having not less than 25% of the Voting Rights evidenced by the certificates have made written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity and the trustee for 60 days has neglected or refused to institute any such proceeding.


The Trustee


     Citibank, N.A. will be the trustee under the pooling and servicing agreement. The Depositor, the Master Servicer and the Subservicer may maintain other banking relationships in the ordinary course of business with the trustee. The Corporate Trust Office of the trustee is located at 111 Wall Street, New York, New York 10043, or at such other addresses as the trustee may designate from time to time.

                  Yield, Prepayment and Maturity Considerations


General


     The weighted average life of, and the yield to maturity on each class of the Offered Certificates will be directly related to the rate of payment of principal (including prepayments) of the mortgage loans in the related loan group. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagor's equity in such properties, and changes in the mortgagors' housing needs, job transfers and employment status, as well as whether the related mortgage loan is subject to a prepayment penalty. In addition, the Seller may solicit mortgagors to refinance their mortgage loans for a variety of reasons. Any such refinancings will affect the rate of principal prepayments on the mortgage pool.

     The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the Offered Certificates at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the mortgage loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Offered Certificates. The Depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determinations.

     The weighted average life and yield to maturity of each class of Offered Certificates will also be influenced by the amount of Net Excess Cashflow generated by the mortgage loans and applied in reduction of the Certificate Principal Balances of such certificates. The level of Net Excess Cashflow available on any Distribution Date to be applied in reduction of the Certificate Principal Balances of the Class A Certificates will be influenced by, among other factors, (1) the overcollateralization level of the assets in the related loan group at such time (i.e., the extent to which interest on the related mortgage loans is accruing on a higher Stated Principal Balance than the Certificate Principal Balance of the related Class A Certificates), (2) the delinquency and default experience of the related mortgage loans, (3) the level of One-Month LIBOR, (4) the Mortgage Index for the Adjustable Rate Mortgage Loans and (5) the provisions of the pooling and servicing agreement that permit Net Excess Cashflow to be distributed to the Residual Certificates when required overcollateralization levels have been met. To the extent that greater (or lesser) amounts of Net Excess Cashflow are distributed in reduction of the Certificate Principal Balances of a class of Offered Certificates, the weighted average life thereof can be expected to shorten (or lengthen). No assurance, however, can be given as to the amount of Net Excess Cashflow distributed at any time or in the aggregate. See "Description of the Certificates-- Overcollateralization and Crosscollateralization Provisions."

     The class IA-5 certificates are not expected to receive distributions of principal until the Distribution Date in [DATE] (except as otherwise described herein). Thereafter, the relative entitlement of the class IA-5 certificates to payments in respect of principal is subject to increase in accordance with the calculation of the Class IA-5 Distribution Amount. See "Description of the Certificates--Distributions."

     To the extent that the Original Pre-Funded Amount has not been fully applied to the purchase of Subsequent Mortgage Loans by the end of the Funding Period, the holders of the Group I and Group II Certificates will receive on the Distribution Date immediately following the end of the Funding Period a prepayment of principal in an amount equal to the lesser of (1) any amounts remaining in the Pre-Funding Account allocable to such loan group and (2) the outstanding Certificate Principal Balance of the Group I and Group II Certificates. Although no assurance can be given, it is anticipated by the Depositor that the principal amount of Subsequent Mortgage Loans sold to the trust fund will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material amount of principal prepaid to the holders of the Group I and Group II Certificates. However, it is unlikely that the Depositor will be able to deliver Subsequent Mortgage Loans with an aggregate principal balance identical to the Pre-Funded Amount. Accordingly, a small amount of principal is likely to be prepaid on the Group I and Group II Certificates on the Distribution Date immediately following the end of the Funding Period.

Prepayments and Yields for Offered Certificates


     Generally, if purchased at other than par, the yield to maturity on the Offered Certificates will be affected by the rate of the payment of principal of the mortgage loans in the related loan group. If the actual rate of payments on the mortgage loans in a loan group is slower than the rate anticipated by an investor who purchases related Offered Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the mortgage loans in a loan group is faster than the rate anticipated by an investor who purchases related Offered Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     All the mortgage loans in the Fixed Rate Mortgage Loan Group are fixed rate mortgage loans. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, such mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on such mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, such mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

     All the mortgage loans in the Adjustable Rate Mortgage Loan Group are adjustable rate mortgage loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. In addition, depending on prevailing interest rates, adjustable rate mortgage loans could experience higher prepayment rates at or near the time of any interest rate adjustment. Nevertheless, no assurance can be given as to the level of prepayment that the mortgage loans will experience.

     Although the Mortgage Rates on the mortgage loans in the Adjustable Rate Mortgage Loan Group are subject to adjustment, the Mortgage Rates adjust less frequently than the Pass-Through Rate on the Group II Certificates and adjust by reference to the Mortgage Index. Changes in One-Month LIBOR may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of One-Month LIBOR could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster prepayments, thereby reducing the weighted average life of the Group II Certificates. The Mortgage Rate applicable to the mortgage loans in the Adjustable Rate Mortgage Loan Group and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date 45 days prior to such Adjustment Date. Thus, if the Mortgage Index value with respect to a mortgage loan in the Adjustable Rate Mortgage Loan Group rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the Group II Available Funds Cap. See "The Mortgage Pool."

     The calculation of the Pass-Through Rate on each class of the Group II Certificates is based upon the value of an index (One-Month LIBOR) which is different from the value of the index applicable to substantially all the Adjustable Rate Mortgage Loans (Six-Month LIBOR) as described under "The Mortgage Pool--General" and is subject to the Group II Available Funds Cap. The Group II Available Funds Cap effectively limits the amount of interest accrued on each class of the Group II Certificates to the amount of interest accruing on the Adjustable Rate Mortgage Loans at a rate equal to the weighted average of the Mortgage Rates of such mortgage loans, less the Servicing Fee Rate and the Master Servicer Fee Rate. Furthermore, even if

One-Month LIBOR and Six-Month LIBOR were at the same level, various factors may cause the Group II Available Funds Cap to limit the amount of interest that would otherwise accrue on each class of the Group II Certificates. In particular, the Pass-Through Rate on each class of the Group II Certificates adjusts monthly, while the interest rates of the Adjustable Rate Mortgage Loans adjust less frequently, with the result that the operation of the Group II Available Funds Cap may cause the Pass-Through Rates to be reduced for extended periods in a rising interest rate environment. In addition, the Adjustable Rate Mortgage Loans are subject to periodic (i.e., semiannual) adjustment caps and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in the Group II Available Funds Cap limiting increases in the Pass-Through Rate for such classes of the Group II Certificates. Finally, the Adjustable Rate Mortgage Loans accrue interest on the basis of a 360-day year assumed to consist of twelve 30-day months, while calculations of interest on each class of the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days. This may result in the Group II Available Funds Cap limiting the Pass-Through Rate for such classes of certificates in Accrual Periods that have more than 30 days. Consequently, the interest which becomes due on the Adjustable Rate Mortgage Loans (net of the sum of the Servicing Fee and the Master Servicer Fee) with respect to any Distribution Date may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on each class of the Group II Certificates. Furthermore, if the Group II Available Funds Cap determines the Pass-Through Rate for a class of the Group II Certificates for a Distribution Date, the market value of such class of certificates may be temporarily or permanently reduced. Although the pooling and servicing agreement provides a mechanism to pay, on a subordinated basis, any Adjustable Rate Certificate Carryover, there is no assurance that funds will be available to pay such amount. The ratings assigned to the Group II Certificates do not address the likelihood of the payment of any such amount.

     In addition, the Pass-Through Rate on each class of the Group II Certificates is subject to the Group II Maximum Rate Cap, which is defined as the weighted average of the maximum lifetime Mortgage Rate on the Adjustable Rate Mortgage Loans less the Servicer Fee Rate and the Master Servicing Fee Rate. The Group II Maximum Rate Cap may limit increases in the Pass-Through Rates on such class of the Group II Certificates and any shortfall of interest will not be recovered.

     On any Distribution Date, the Pass-Through Rate for the class IA-1 certificates will equal the lesser of (1) One-Month LIBOR plus [___]% and (2) the weighted average Net Mortgage Rate on the Group I Mortgage Loans. Therefore, to the extent that the weighted average Net Mortgage Rate on the Group I Mortgage Loans is ever reduced to less than One-Month LIBOR plus [___]%, investors in the class IA-1 certificates may experience a lower than anticipated yield and any shortfall of interest will not be recovered.

     On any Distribution Date, the Pass-Through Rates for the class IA-4, class IA-5, class IM-1, class IM-2 and class IB certificates will equal the lesser of
(1) the rate set forth for such class in the table on page S-3 and (2) the weighted average Net Mortgage Rate on the Group I Mortgage Loans. Therefore, to the extent that the weighted average Net Mortgage Rate on the Group I Mortgage Loans is ever reduced to less than the applicable rate described in clause (1), investors in the class IA-4, class IA-5, class IM-1, class IM-2 or class IB certificates may experience a lower than anticipated yield and any shortfall of interest will not be recovered.

     The extent to which the yield to maturity of the Offered Certificates may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the mortgage loans in the related loan group. In particular, in the case of an Offered Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the mortgage loans in the related loan group could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of an Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such mortgage loans in the related loan group could result in an actual yield to such investor that is lower than the anticipated yield.

     The Last Scheduled Distribution Date for each class of Offered Certificates is set forth in the chart appearing on page S-3. The actual final Distribution Date with respect to each class of Offered Certificates could occur significantly earlier than its Last Scheduled Distribution Date because (1) prepayments are likely to occur which will be applied to the payment of the Certificate Principal Balances thereof, (2) excess interest to the extent available will be applied as an accelerated payment of principal on the Offered Certificates as described herein and (3) the Master Servicer may purchase all the mortgage loans in a loan group when outstanding Stated Principal Balances thereof has declined to 10% or less of the aggregate Certificate Principal Balance of all of the certificates of such loan group, as of the Cutoff Date.

     Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the mortgage loans in each loan group. For the Fixed Rate Mortgage Loan Group, the prepayment model used in this prospectus supplement is HEP. For the Adjustable Rate Mortgage Loan Group, the prepayment model used in this prospectus supplement is CPR.

     As used in the following tables "0% of the prepayment model" assumes no prepayments on the mortgage loans; "80% of the prepayment model" assumes the mortgage loans will prepay at rates equal to 80% of the related prepayment model; "100% of the prepayment model" assumes the mortgage loans will prepay at rates equal to 100% of the related prepayment model; "150% of the prepayment model" assumes the mortgage loans will prepay at rates equal to 150% of the related prepayment model; and "200% of the prepayment model" assumes the mortgage loans will prepay at rates equal to 200% of the prepayment model assumed prepayment rates.

     There is no assurance, however, that prepayments on the mortgage loans will conform to any level of the prepayment model, and no representation is made that the mortgage loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers, unemployment, the solicitation of mortgagors to refinance their mortgage loans and the existence of prepayment penalties. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest on such mortgage loans, the rate of prepayment would be expected to decrease.

     The following tables have been prepared on the basis of the Modeling Assumptions, including the assumption that each loan group consists of mortgage loans having the approximate characteristics described below:

                         Fixed Rate Mortgage Loan Group

                                                                            Original
                                                                          Amortization         Remaining
Current                            Net Mortgage      Original Term            Term                Term
Balance        Mortgage Rate           Rate           (in months)         (in months)         (in months)
-------        -------------          ------          -----------         -----------         -----------

                     %                  %
                     %                  %
                     %                  %
                     %                  %
                     %                  %

                       Adjustable Rate Mortgage Loan Group

                                                                                                 Number of
                                    Original   Remaining                                        Months Until
                          Net         Term       Term                               Reset         Next Rate
Current     Mortgage    Mortgage      (in        (in        Gross      Periodic     Change       Adjustment
Balance       Rate        Rate       months)    months)     Margin        Cap      Frequency        Date        Index
-------       ----        ----       -------    -------     ------        ---      ---------        ----        -----

$               %           %                                   %           %                                   6 mo.
                                                                                                                LIBOR
$               %           %                                   %           %                                   6 mo.
                                                                                                                LIBOR
$               %           %                                   %           %                                   6 mo.
                                                                                                                LIBOR
$               %           %                                   %           %                                   6 mo.
                                                                                                                LIBOR


     The weighted average lives of the Offered Certificates set forth on the following tables are determined by (1) multiplying the amount of each assumed principal distribution by the number of years from the date of issuance of the certificates to the related Distribution Date, (2) summing the results and (3) dividing the sum by the total principal distribution on such certificates.

               Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below


                                               Class IA-1                                Class IA-2
                                               ----------                                ----------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----
Initial........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....

              Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below


                                               Class IA-3                                Class IA-4
                                               ----------                                ----------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----

Initial     ...................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....

              Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below



                                               Class IA-5                                Class IM-1
                                               ----------                                ----------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----
Initial     ...................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....

              Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below


                                               Class IM-2                                 Class IB
                                               ----------                                 --------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----

Initial     ...................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....

              Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below


                                               Class IIA-1                                Class IIM-1
                                               -----------                                -----------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----

Initial     ...................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....

              Percentage of Initial Principal Balance Outstanding
                 at the Respective Percentages of the Prepayment
                              Model Set Forth Below


                                               Class IIM-2                                Class IIB
                                               -----------                                ---------
Distribution Date                  0%     80%     100%     150%     200%     0%     80%     100%     150%     200%
-----------------                  --     ---     ----     ----     ----     --     ---     ----     ----     ----

Initial     ...................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
[DATE].........................
Weighted Average Life in
    years                 .....


Additional Information


     The Depositor has filed certain additional yield tables and other computational materials with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K. Such tables and materials were prepared by the underwriters for certain prospective investors. Such tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                         Federal Income Tax Consequences

     For federal income tax purposes, the trust fund will include two segregated asset pools, with respect to which elections will be made to treat each as a separate REMIC. The Subsidiary REMIC will issue Subsidiary REMIC Regular Interests, which will be designated as the regular interests in the Subsidiary REMIC. The assets of the Subsidiary REMIC will consist of the mortgage loans and all other property in the trust fund except for the property in the trust fund allocated to the Master REMIC. The Master REMIC will issue the Regular Certificates, which will be designated as the regular interests in the Master REMIC. The Residual Certificates will represent the beneficial ownership of the residual interest in the Subsidiary REMIC and the residual interest in the Master REMIC. The assets of the Master REMIC will consist of the Subsidiary REMIC Regular Interests. Aggregate distributions on the Subsidiary REMIC Regular Interests will equal the aggregate distributions on the Regular Certificates issued by the Master REMIC.

     Holders of Subordinate Certificates may be required to accrue income currently even though their distributions may be reduced due to defaults and delinquencies on the related mortgage loans. See "Federal Income Tax Consequences" in the prospectus.


Original Issue Discount


     Certain classes of the Offered Certificates may be treated as being issued with original issue discount. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the Depositor intends to assume that there will be prepayments on the mortgage loans in each loan group at a rate equal to 100% of the applicable prepayment model, as described above. No representation is made as to whether the mortgage loans will prepay at that rate or any other rate. See "Yield, Prepayment and Maturity Considerations" herein and "Federal Income Tax Consequences" in the prospectus.

     Certain classes of the Offered Certificates may be treated as being issued at a premium. In such case, the Offered Certificateholders may elect under
Section 171 of the Code to amortize such premium under the constant yield method and to treat such amortizable premium as an offset to interest income on the certificates. Such election, however, applies to all the certificateholder's debt instruments held during or after the first taxable year in which the election is first made, and should only be made after consulting with a tax adviser.

     If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, such certificateholder will be permitted to offset such excess amounts only against the respective future income, if any, from such certificate. Although the tax treatment is uncertain, a certificateholder may be permitted to deduct a loss to the extent that such holder's respective remaining basis in such certificate exceeds the maximum amount of future payments to which such holder is entitled, assuming no further Principal Prepayments on the mortgage loans are received. Although the matter is not free from doubt, any such loss might be treated as a capital loss.


Special Tax Attributes of the Offered Certificates


     As is described more fully under "Federal Income Tax Consequences" in the prospectus, the certificates will represent qualifying assets under Sections 856(c)(5)(B) and 7701(a)(19)(C)(v) of the Code, and net interest income attributable to the Offered Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the trust fund are assets described in such sections. The Offered Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.


Prohibited Transactions Tax and Other Taxes


     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that the trust fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property . The trust fund will not accept contributions that would subject it to such tax.

     In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the trust fund will recognize net income from foreclosure property subject to federal income tax.

     Where the above-referenced prohibited transactions tax on contributions to a trust fund, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on the REMIC arises out of a breach of the Subservicer's or the trustee's obligations, as the case may be, under the pooling and servicing agreement and in respect of compliance with then applicable law, such tax will be borne by the Subservicer or trustee in either case out of its own funds. In the event that either the Subservicer or the trustee, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the trust fund first with amounts that might otherwise be distributable to the holders of certificates in the manner provided in the pooling and servicing agreement. It is not anticipated that any material state or local income or franchise tax will be imposed on the trust fund.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMIC Certificates" in the prospectus.

                                  State Taxes


     The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.


                              Erisa Considerations

     Section 406 of the ERISA, prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and Section 4975 of the Code prohibits a "disqualified person" with respect to a Plan from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates. See "ERISA Considerations" in the prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Class A Certificates without regard to the ERISA considerations described herein and in the prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Class A Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the mortgage loans.

     The DOL has granted administrative exemptions to [Underwriter] (Transaction Exemption ____, __ Fed. Reg. _______ (____)), to [Underwriter] (Prohibited Transaction Exemption _____, __ Fed. Reg. ____ (1991)) ___and to [Underwriter] (Prohibited Transaction Exemption _____, __ Fed. Reg. ______ (1990)) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the DOL administrative exemptions. The exemptions apply to mortgage loans such as the mortgage loans in the trust fund.

     Among the conditions that must be satisfied for the DOL administrative exemptions to apply are the following:

     (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

     (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;


     (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories S&P, DCR) or Fitch;


     (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

     (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

     (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

     The trust fund must also meet the following requirements:


     (1) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     (2) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of certificates; and

     (3) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Each of the DOL administrative exemptions was amended by Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39021 (1997), which, among other changes, permits the inclusion of a pre-funding account in a trust fund, provided that the following conditions are met:


(a) the pre-funding account may not exceed 25% of the total amount of certificates being offered;

(b) additional obligations purchased generally must meet the same terms and conditions as those of the original obligations used to create the trust fund;

(c) the transfer of additional obligations to the trust during the pre-funding period must not result in the certificates receiving a lower rating at the termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates;

(d) the weighted average interest rate for all of the obligations in the trust at the end of the pre-funding period must not be more than 100 basis points less than the weighted average interest rate for the obligations which were transferred to the trust on the closing date;

(e) the characteristics of the additional obligations must be monitored to confirm that they are substantially similar to those which were acquired as of the closing date either by a credit support provider or insurance provider independent of the sponsor or by an independent accountant retained by the sponsor that confirms such conformance in writing;

(f) the pre-funding period must be described in the prospectus or private placement memorandum provided to investing plans; and

(g) the trustee of the trust must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities as a fiduciary under ERISA.

     Further, the pre-funding period must be a period beginning on the closing date and ending no later than the earliest to occur of


          o the date the amount on deposit in the pre-funding account is less than the minimum dollar amount specified in the pooling and servicing agreement;

          o the date on which an event of default occurs under the pooling and servicing agreement; or

          o the date which is the later of three months or 90 days after the closing date. It is expected that the Pre-Funding Account will meet all of these requirements.

     Moreover, the exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust and the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements,

          o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group;

          o such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust;

          o the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and

          o immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The DOL administrative exemptions would not apply to Plans sponsored by principal balance of the assets in the trust fund, or any affiliate of such parties (the Restricted Group).

     It is expected that the DOL administrative exemptions will apply to the acquisition and holding of the Class A Certificates by Plans and that all conditions of the DOL administrative exemptions other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single Mortgagor that is the obligor on five percent (5%) of the mortgage loans included in the trust fund by aggregate unamortized principal balance of the assets of the trust fund.

     The DOL administrative exemptions do not apply to the initial purchase, the holding or the subsequent resale of the Subordinated Certificates because the Subordinated Certificates are subordinate to certain other classes of certificates. Consequently, transfers of the Subordinated Certificates will not be registered by the trustee unless the trustee receives:

          o a representation from the transferee of such certificate, acceptable to and in form and substance satisfactory to the trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer;

          o if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 and that the purchase and holding of such certificates are covered under
               Section V(e) of Prohibited Transaction Class Exemption 95-60; or

          o an opinion of counsel satisfactory to the trustee that the purchase or holding of such certificate by a Plan, any person acting on behalf of a Plan or using such Plan's assets, will not result in the assets of the trust fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the trustee to any obligation in addition to those undertaken in the pooling and servicing agreement. Such representation as described above shall be deemed to have been made to the trustee by the transferee's acceptance of a Subordinated Certificate. In the event that such representation is violated, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using such Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the prospectus and the Exemptions, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                            Legal Investment Matters

     The Class A and Class M-1 Certificates offered hereby will constitute "mortgage related securities" for purposes of the SMMEA, for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or federal or state banking, insurance or other regulatory authorities should review applicable rules, supervisory policies and guidelines, since certain restrictions may apply to investments in such classes. It should also be noted that certain states have enacted legislation limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether, and to what extent the Class A and Class M-1 Certificates constitute legal investments for such investors. See "Legal Investment Matters" in the prospectus.


     The Class M-2 and Class B Certificates will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of the Class M-2 and Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Class M-2 and Class B Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Class M-2 and Class B Certificates will constitute legal investments for them.

     Except as to the status of the Class A and Class M-1 Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

                                 Use of Proceeds

     Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be applied by the Depositor to the purchase price of the mortgage loans.

                             Method of Distribution

     Subject to the terms and conditions of the underwriting agreement dated [DATE] and the terms agreement dated [DATE] between the Depositor and [UNDERWRITER]. (_________) as underwriter, the Offered Certificates are being purchased from the Seller by the underwriter in the respective initial Certificate Principal Balance of each class of Offered Certificates set forth below, in each case upon issuance of each class.



            Class of Certificate                             [Underwriter]
            --------------------                             -------------


Class IA-1 Certificates.....................
Class IA-2 Certificates.....................
Class IA-3 Certificates.....................
Class IA-4 Certificates.....................
Class IA-5 Certificates.....................
Class IM-1 Certificates.....................
Class IM-2 Certificates.....................
Class IB Certificates.......................
Class IIA-1 Certificates....................
Class IIM-1 Certificates....................
Class IIM-2 Certificates....................
Class IIB Certificates......................

            Total...........................


     The Depositor has been advised that the underwriter proposes initially to offer the Offered Certificates to the public at the offering prices set forth below. The Depositor has been advised that the underwriter proposes initially to offer the Offered Certificates to certain dealers at such offering prices less a selling concession not to exceed the percentage of the certificate denomination set forth below, and that the underwriter may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the certificate denomination set forth below:

                                     Price to                Underwriting                Selling                 Reallowance
     Class of Certificate             Public                   Discount                Concession                 Discount
     --------------------             ------                   --------                ----------                 --------
Class IA-1 Certificates..............
Class IA-2 Certificates..............
Class IA-3 Certificates..............
Class IA-4 Certificates..............
Class IA-5 Certificates..............
Class IM-1 Certificates..............
Class IM-2 Certificates..............
Class IB Certificates................
Class IIA-1 Certificates.............
Class IIM-1 Certificates.............
Class IIM-2 Certificates.............
Class IIB Certificates...............

     After the initial public offering, the public offering price, such concessions and such discounts may be changed.


     The Depositor has been advised by the underwriter that it intends to make a market in the Offered Certificates, but the underwriter has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates, or any particular class of Offered Certificates, will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity to certificateholders.

     Until the distribution of the Offered Certificates is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the Offered Certificates. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize the price of the Offered Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Offered Certificates.


     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.


     Neither the Depositor nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Offered Certificates. In addition, neither the Depositor nor underwriter makes any representation that the underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                  Legal Matters

     Certain legal matters will be passed upon for the Depositor by Morgan, Lewis & Bockius LLP, New York, New York and for the underwriter by [_____________________]. The material federal income tax consequences of the certificates will be passed upon for the Depositor by Morgan, Lewis & Bockius LLP.

                                     Ratings


     It is a condition of the issuance of the Offered Certificates that they be assigned the ratings designated below by [Rating Agency] and [Rating Agency].

                                                [RATING            [RATING
                     CLASS                      AGENCY]            AGENCY]
                     -----                      -------            -------

          IA-1...........................
          IA-2...........................
          IA-3...........................
          IA-4...........................
          IA-5...........................
          IM-1...........................
          IM-2...........................
          IB.............................
          IIA-1..........................
          IIM-1..........................
          IIM-2..........................
          IIB............................


     The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Adjustable Rate Certificate Carryover or the anticipated yields in light of prepayments.

     The ratings of [Rating Agency] on mortgage pass-through certificates addressed the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. [Rating Agency] rating opinions address the structural and legal issues and tax-related aspects associated with the certificates, including the nature of the underlying mortgage loans. [Rating Agency] ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated nor do they address the possibility that, as a result of principal prepayments, certificateholders may receive a lower than anticipated yield.


     The ratings assigned by [Rating Agency] to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. [Rating Agency] ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. [Rating Agency] ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans or address the likelihood of receipt of Interest Carryover Amounts.

     The Depositor has not requested a rating of the Offered Certificates by any rating agency other than [Rating Agency] and [Rating Agency]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by any such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                            Glossary of Defined Terms

1/29 Loans                             means mortgage loans which bear interest
                                       at a fixed rate for a period of one year and thereafter have semiannual interest rate and payment adjustments in substantially the same manner as Six
                                       Month LIBOR Loans.

2/28 Loans                             means mortgage loans which bear interest
                                       at a fixed rate for a period of two years and thereafter have semiannual interest rate and payment adjustments in substantially the same manner as Six
                                       Month LIBOR Loans.

3/27 Loans                             mortgage loans which bear interest at a
                                       fixed rate for a period of three years
                                       and thereafter have semiannual interest
                                       rate and payment adjustments in
                                       substantially the same manner as Six
                                       Month LIBOR Loans.

5/25 Loans                             mortgage loans which bear interest at a
                                       fixed rate for a period of five years and thereafter have semiannual interest rate and payment adjustments in substantially the same manner as Six Month LIBOR Loans.

Accounts means one or more accounts, including the Pre-Funding Account and the Capitalized Interest Account maintained in the name of the trustee under the pooling and servicing agreement.

Accrual Period                         means, with respect to the Group I
                                       Certificates (other than the class IA-1
                                       certificates) and with respect to a
                                       Distribution Date, the calendar month
                                       immediately preceding the calendar month in which such Distribution Date occurs, and with respect to the Group II
                                       Certificates and the class IA-1
                                       certificates and with respect to a
                                       Distribution Date, means the period from and including the preceding Distribution
                                       Date (or from the Closing Date in the
                                       case of the first Distribution Date) to
                                       an including the day prior to such
                                       Distribution Date.

Adjustable Rate Certificate Carryover  means, with respect to a Distribution
                                       Date, in the event that the Pass Through
                                       Rate for a class of Group II Certificates is based upon its Group II Available Funds Cap, the excess of (1) the amount of interest that such class would have been entitled to receive on such Distribution Date had the Pass-Through Rate for that class not been calculated based on the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap over (2) the amount of interest such class received on such Distribution Date based on the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).


Adjustable Rate Mortgage Loan          means a mortgage loan in the trust fund
                                       with an adjustable interest rate.

Adjustable Rate Mortgage Loan          means the Mortgage Loan Group comprised
Group                                  of Adjustable Rate Mortgage Loans.

Adjustment Date                        means, with respect to an Adjustable Rate
                                       Mortgage Loan, the first day of the
                                       months specified in the related Mortgage
                                       Note.

Advance means an advance of the Subservicer's own funds, or funds in the Collection Account that are not required to be distributed on the related Distribution Date, in an amount equal to the aggregate of payments of principal and interest on the mortgage loans (adjusted to the applicable Net Mortgage Rate) that were due on the related Due Date and delinquent on the related Servicer Remittance date, together with an amount equivalent to interest (adjusted to the Net Mortgage
                                       Rate) deemed due on each mortgage loan as to which there is REO Property.


Advanta                                means Advanta Mortgage Corp. USA.

Advanta Parent                         means Advanta Corp.

B&C Underwriting Guidelines            means the underwriting procedures
                                       customarily employed by Chase Manhattan
                                       Mortgage Corporation with respect to B&C quality mortgage loans and further described under "Chase Manhattan Mortgage
                                       Corporation --- Underwriting Standards."

Balloon Amount                         means the balloon payment of the
                                       remaining outstanding principal balance
                                       of a mortgage loan.

Balloon Loan                           means a mortgage loan having an original
                                       term to stated maturity of approximately
                                       15 years and providing for level monthly payments based on a 30 year amortization schedule with a payment of a Balloon
                                       Amount due on such mortgage loan at its
                                       stated maturity.

Book-Entry Certificates                means those certificates issued in
                                       book-entry form.

Capitalized Interest Account           means a trust account, established by the
                                       Depositor for the benefit of the holders of the certificates.

Certificate Group                      means either the Group I Certificates or
                                       the Group II Certificates, as the context requires.

Certificate Owners                     means Persons acquiring beneficial
                                       ownership interests in the Offered
                                       Certificates.

Certificate Principal Balances         means the principal balances of the
                                       certificates.

Class A Certificates                   means collectively, the Class A Group I
                                       Certificates and the Class A Group II
                                       Certificates.

Class A Group I Certificates           means collectively, the class IA-1, class
                                       IA-2, class IA-3, class IA-4 and class
                                       IA-5 certificates.

Class A Group II Certificates          means collectively, the class IIA-1
                                       certificates.

Class A Principal Distribution         means for a Certificate Group (1) with
Amount                                 respect to any Distribution Date prior to
                                       the related Stepdown Date or as to which a Trigger Event exists, 100% of the Principal Distribution Amount for such
                                       Certificate Group for such Distribution
                                       Date and (2) with respect to any
                                       Distribution Date on or after the
                                       Stepdown Date and as to which a Trigger
                                       Event does not exist, the excess of (A)
                                       the Certificate Principal Balance of the Class A Certificates for such Certificate
                                       Group immediately prior to such
                                       Distribution Date over (B) the lesser of
                                       (1) approximately [_____]% for the Fixed
                                       Rate Mortgage Loan Group and
                                       approximately [_____]% (or approximately
                                       [_____]%, if a Stepup Trigger Event has
                                       occurred) for the Adjustable Rate
                                       Mortgage Loan Group, of the Stated
                                       Principal Balances of the mortgage loans in such loan group on the preceding Due
                                       Date, and (2) the Stated Principal
                                       Balances of the mortgage loans in such
                                       loan group on the preceding Due Date less approximately $1,000,000 for the Fixed
                                       Rate Mortgage Loan Group and
                                       approximately $[_________]for the
                                       Adjustable Rate Mortgage Loan Group.

Class B Certificates                   means collectively, the class IB and
                                       class IIB certificates.

Class B Principal Distribution         means, for a Certificate Group and with
                                       respect to Amount any Distribution Date
                                       on or after the related Stepdown Date and as long as a Trigger Event does not exist for such Certificate Group, the excess of
                                       (1) of the sum for such Certificate Group of (A) the Certificate Principal Balance of the related Class A Certificates
                                       (after taking into account distributions of the Class A Principal Distribution
                                       Amount for such Distribution Date), (B)
                                       the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1
                                       Principal Distribution Amount to such
                                       Class M-1 Certificates for such
                                       Distribution Date), (C) the Certificate
                                       Principal Balance of the related Class
                                       M-2 Certificates (after taking into
                                       account distributions of the Class M-2
                                       Principal Distribution Amount to such
                                       Class M-2 Certificates for such
                                       Distribution Date) and (D) the
                                       Certificate Principal Balance of the
                                       related Class B Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately [_____]% for the Fixed Rate Mortgage Loan Group and approximately [_____]% (or approximately [_____]%, if a Stepup
                                       Trigger Event has occurred) for the
                                       Adjustable Rate Mortgage Loan Group, of
                                       the Stated Principal Balances of the
                                       mortgage loans in such loan group on the preceding Due Date, and (B) the Stated
                                       Principal Balances of the mortgage loans in such loan group on the preceding Due
                                       Date less approximately $1,000,000 for
                                       the Fixed Rate Mortgage Loan Group and
                                       approximately $[________]for the
                                       Adjustable Rate Mortgage Loan Group,
                                       provided, however, that after the
                                       Certificate Principal Balances of the
                                       Class A, Class M-1 and Class M-2
                                       Certificates for such Certificate Group
                                       are reduced to zero, the Class B
                                       Principal Distribution Amount for such
                                       Distribution Date will equal 100% of the Principal Distribution Amount for the related loan group remaining after any distributions on such Class A, Class M-1 and Class M-2 Certificates.

Class IA-5 Distribution Amount         means for any Distribution Date prior to
                                       the Distribution Date in [DATE], the
                                       product of (1) a fraction, the numerator of which is the Certificate Principal
                                       Balance of the class IA-5 certificates
                                       and the denominator of which is the
                                       aggregate Certificate Principal Balance
                                       of all Class A Group I Certificates, in
                                       each case immediately prior to such
                                       Distribution Date, (2) the Class A
                                       Principal Distribution Amount with
                                       respect to the Fixed Rate Mortgage Loan
                                       Group for such Distribution Date and (3) the applicable percentage for such
                                       Distribution Date set forth in the
                                       following table:



                                       Distribution Date Occurring In    Percentage
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE].....45%
                                       [MONTH/DATE] through [MONTH/DATE}.....80%
                                       [MONTH/DATE] through [MONTH/DATE]....100%
                                       [MONTH/DATE] through [MONTH/DATE]....300%

                                       With respect to the Distribution Date
                                       occurring in [MONTH/DATE] and each
                                       Distribution Date thereafter until the
                                       Certificate Principal Balance of the
                                       class IA-5 certificates has been reduced to zero, the Class IA-5 Principal Distribution Amount will equal the Class A Principal Distribution Amount with respect to the Fixed Rate Mortgage Loan Group for such Distribution Date.

Class M-1 Certificates                 means collectively, the class IM-1 and
                                       class IIM-1 certificates.

Class M-1 Principal Distribution       means with respect to any Distribution
Amount                                 Date on or after the related Stepdown
                                       Date 100% of the Principal Distribution
                                       Amount for the related Certificate Group if the Certificate Principal Balance of each class of Class A Certificates for such Certificate Group has been reduced to zero and a Trigger Event exists, or, if any Class A Certificates for such Certificate Group are still outstanding, and as long as a Trigger Event does not exist for such Certificate Group, is the excess of (1) the sum for such Certificate Group of (A) the Certificate
                                       Principal Balance of the related Class A
                                       Certificates (after taking into account
                                       distributions of the Class A Principal
                                       Distribution Amount to such Class A
                                       Certificates for such Distribution Date) and (B) the Certificate Principal Balance of the related Class M-1 Certificates immediately prior to such Distribution
                                       Date over (2) the lesser of (A)
                                       approximately [_____]% for the Fixed Rate
                                       Mortgage Loan Group and approximately
                                       [_____]% (or approximately [_____]%, if a Stepup Trigger Event has occurred) for the Adjustable Rate Mortgage Loan Group of the Stated Principal Balances of the mortgage loans in such loan group on the preceding Due Date, and (B) the Stated
                                       Principal Balances of the mortgage loans in such loan group on the preceding Due
                                       Date less approximately $1,000,000 for
                                       the Fixed Rate Mortgage Loan Group and
                                       approximately $[________]for the
                                       Adjustable Rate Mortgage Loan Group.
                                       Notwithstanding the above, on any
                                       Distribution Date prior to the Stepdown
                                       Date on which the Certificate Principal
                                       Balance of each class of Class A
                                       Certificates for a Certificate Group has been reduced to zero, the Class M-1
                                       Principal Distribution Amount for such
                                       Certificate Group will equal the lesser
                                       of (A) the outstanding Certificate
                                       Principal Balance of the related Class
                                       M-1 Certificates and (B) 100% of the
                                       Principal Distribution Amount for such
                                       Certificate Group remaining after any
                                       distributions on such Class A
                                       Certificates.

Class M-2 Certificates                 means collectively, the class IM-2 and
                                       class IIM-2 certificates.

Class M-2 Principal Distribution       means, for a Certificate Group and with
Amount                                 respect to any Distribution Date on or
                                       after the related Stepdown Date, 100% of the Principal Distribution Amount for the related Certificate Group if the
                                       Certificate Principal Balance of each
                                       class of Class A and Class M-1
                                       Certificates for such Certificate Group
                                       has been reduced to zero and a Trigger
                                       Event exists, or, if the Class A and
                                       Class M-1 Certificates for such
                                       Certificate Group are still outstanding
                                       and as long as a Trigger Event does not
                                       exist for such Certificate Group, is the excess of (1) of the sum for such Certificate Group of (A) the Certificate
                                       Principal Balance of the Class A
                                       Certificates (after taking into account
                                       distributions of the Class A Principal
                                       Distribution Amount to such Class A
                                       Certificates for such Distribution Date),
                                       (B) the Certificate Principal Balance of the related Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount to such Class M-1 Certificates for such Distribution Date) and (C) the
                                       Certificate Principal Balance of the
                                       related Class M-2 Certificates
                                       immediately prior to such Distribution
                                       Date over (2) the lesser of (A)
                                       approximately [_____]% for the Fixed Rate
                                       Mortgage Loan Group and approximately
                                       [_____]% (or approximately [_____]%, if a Stepup Trigger Event has occurred) for the Adjustable Rate Mortgage Loan Group, of the aggregate Stated Principal
                                       Balances of the mortgage loans in such
                                       loan group on the preceding Due Date, and
                                       (B) the Stated Principal Balances of the mortgage loans in such loan group on the preceding Due Date less approximately
                                       $[_______] for the Adjustable Rate
                                       Mortgage Loan Group. Notwithstanding the above, on any Distribution Date prior to the Stepdown Date on which the aggregate
                                       Certificate Principal Balance of each
                                       class of Class A Certificates and the
                                       Class M-1 Certificates for a Certificate
                                       Group has been reduced to zero, the Class
                                       M-2 Principal Distribution Amount for
                                       such Certificate Group will equal the
                                       lesser of (A) the outstanding Certificate
                                       Principal Balance of the related Class
                                       M-2 Certificates and (B) 100% of the
                                       Principal Distribution Amount for such
                                       Certificate Group remaining after any
                                       distributions on such Class A and Class
                                       M-1 Certificates.

Clearstream Luxembourg                 means Clearstream Banking, societe
                                       anonyme.

Closing Date                           means [DATE].

Collateral Value                       means, with respect to a mortgage loan
                                       the proceeds of which were used to
                                       purchase the related mortgage property,
                                       the lesser of (x) the appraised value
                                       based on an appraisal made for the Seller by an independent fee appraiser at the time of the origination of the related mortgage loan, and (y) the sales price of such mortgaged property at such time of origination and means, with respect to a mortgage loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing.

Compensating Interest                  means, for any Distribution Date, the
                                       amount of the Servicing Fee otherwise
                                       payable to the Subservicer for such
                                       month, to the extent of a shortfall in
                                       interest payments resulting from a
                                       Prepayment, deposited by the Subservicer in the Collection Account for distribution to certificateholders on such Distribution Date.

Complaint                              means the complaint filed by Fleet on
                                       January 22, 1999 against Advanta Parent
                                       and certain other affiliates but not
                                       including Advanta.

Cooperative                            means Euroclear Clearance Systems S.C., a
                                       Belgian cooperative corporation.

CPR or Constant Prepayment Rate means a prepayment assumption which represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. __% CPR, which represents 100% of the prepayment model for the Adjustable Rate Mortgage Loan Group, assumes a constant prepayment rate of __% per annum.

Current Interest                       means with respect to each class of the
                                       Offered Certificates and each
                                       Distribution Date, is the interest
                                       accrued at the applicable Pass-Through
                                       Rate for the applicable Accrual Period on the Certificate Principal Balance of such class as of the first day of such Accrual
                                       Period (after giving effect to all
                                       distributions of principal made or deemed to be made as of such first day) plus any amount previously distributed with respect to interest for such class that is recovered as a voidable preference by a trustee in bankruptcy less any Prepayment Interest Shortfalls allocated to such class on such Distribution Date.


Cut-off Date                           means [DATE].

DCR means Duff & Phelps Credit Rating Co. or any successor.

Definitive Certificate                 means a physical certificate representing
                                       an Offered Certificate.

Depositor                              means Chase Funding, Inc.

Determination                          Date means, with respect to a
                                       Distribution Date, the fifteenth day of
                                       the month of such Distribution Date (or, if not a Business Day, the immediately preceding Business Day).

Distribution Date                      means the 25th day of each month, or if
                                       such day is not a Business Day, on the
                                       first Business Day thereafter.

Due Period                             means, with respect to any Distribution
                                       Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution
                                       Date occurs (or, in the case of the first
                                       Distribution Date, on the Cut-off Date)
                                       and ending on the Due Date in the month
                                       in which such Distribution Date occurs.

ERISA                                  means the Employee Retirement Income
                                       Security Act of 1974, as amended.

Euroclear                              means the Euroclear System.

Euroclear Operator                     means the Brussels, Belgium office of
                                       Morgan Guaranty Trust Company of New
                                       York.

European Depositaries                  means, Citibank, N.A., as depositary for
                                       Clearstream Luxembourg and Chase, as
                                       depositary for Euroclear, collectively.

Exemption                              means Transaction Exemption ___, __ Fed.
                                       Reg. ______ (____) (199_), granted by the
                                       U.S. Department of Labor to
                                       [Underwriter].

Extra Principal Distribution Amount    means, for a Mortgage Loan Group and with
                                       respect to any Distribution Date, (1)
                                       prior to the Stepdown Date, the excess of
                                       (A) the sum of (x) the aggregate
                                       Certificate Principal Balances of the
                                       certificates of the related Certificate
                                       Group and (y) approximately $[_______]for the Fixed Rate Mortgage Loan Group and approximately $[_________](or
                                       $[_________], if a Stepup Trigger Event
                                       has occurred) for the Adjustable Rate
                                       Mortgage Loan Group over (B) the Stated
                                       Principal Balances of the mortgage loans in such loan group, and (2) on and after the Stepdown Date, the excess of (A) the sum of (x) the aggregate Certificate
                                       Principal Balances of the certificates of such Certificate Group and (y) the greater of (a) [___]% for the Fixed Rate
                                       Mortgage Loan Group and [___]% (or
                                       [___]%, if a Stepup Trigger Event has
                                       occurred) for the Adjustable Rate
                                       Mortgage Loan Group of the Stated
                                       Principal Balances of the mortgage loans in the related loan group, and (b) approximately $[_______]for the Fixed
                                       Rate Mortgage Loan Group and
                                       approximately $[_________]for the
                                       Adjustable Rate Mortgage Loan Group over
                                       (B) the Stated Principal Balances of the mortgage loans in the related loan group;
                                       provided, however, that if on any
                                       Distribution Date, a Trigger Event is in effect, the Extra Principal Distribution
                                       Amount for the related loan group will
                                       not be reduced to the applicable
                                       percentage of the then-current Stated
                                       Principal Balance of such loan group (and will remain fixed at the applicable percentage of the Stated Principal
                                       Balance of the mortgage loans in the
                                       related loan group as of the Due Date
                                       immediately prior to the occurrence of
                                       the Trigger Event) until the next
                                       Distribution Date on which the Trigger
                                       Event is not in effect.

Financial Intermediary                 means a bank, brokerage firm, thrift
                                       institution or other financial
                                       intermediary.

Fitch                                  means Fitch, Inc. or any successor.

Fixed Rate Mortgage Loan               means a mortgage loan in the trust fund
                                       with a fixed interest rate.

Fixed Rate Mortgage Loan Group         means the class IA-2, class IA-3, class
                                       IA-4, class IA-5, class IA-6, class IM-1, class IM-2 and class IB certificates, collectively.

Fleet                                  means Fleet Financial Group, Inc. and
                                       certain of its affiliates.

Fleet Transaction                      means the contribution of substantially
                                       all of Advanta Parent's credit card
                                       business to a limited liability company
                                       owned by Fleet.

Funding Period                         means the period from the Closing Date
                                       until the earlier of (1) the date on
                                       which the amount on deposit in the
                                       Pre-Funding Account is reduced to zero or
                                       (2) [DATE].

Gross Margin                           means a fixed percentage amount specified
                                       in the related mortgage note.

Group I Certificates                   means the Class A Group I Certificates,
                                       the Class IB Certificates, the Mezzanine
                                       Group I Certificates and the Subordinated
                                       Group I Certificates.

Group I Original Pre-Funded Amount     means approximately $_________ on the
                                       Closing Date.

Group II Available Funds Cap           means a per annum rate equal to 12 times
                                       the quotient of (x) the sum of (A) the
                                       total scheduled interest on the
                                       Adjustable Rate Mortgage Loans in the
                                       Adjustable Rate Mortgage Loan Group based on the Net Mortgage Rates in effect on the related Due Date and (B)(1) with respect to the Distribution Date in [DATE], 50% of the amount in the Capitalized Interest Account as of such Distribution Date allocable to Loan Group
                                       II immediately prior to such Distribution
                                       Date, (2) with respect to the
                                       Distribution Date in [DATE], 100% of the amount in the Capitalized Interest
                                       Account allocable to Loan Group II
                                       immediately prior to such Distribution
                                       Date and (3) with respect to the
                                       Distribution Date in [DATE] and
                                       thereafter, 0% of the amount in the
                                       Capitalized Interest Account allocable to
                                       Loan Group II immediately prior to such
                                       Distribution Date divided by (y) the
                                       aggregate principal balance of the
                                       Group II Certificates as of the first day of the applicable Accrual Period.


Group II Certificates                  means the class IIA-1 Certificates, the
                                       Mezzanine Group II Certificates and the
                                       Subordinated Group II Certificates,
                                       collectively.

Group II Maximum Rate Cap              means the weighted average of the maximum
                                       lifetime Mortgage Rates on the Adjustable
                                       Rate Mortgage Loans less the Servicing
                                       Fee Rate and the Master Servicing Fee
                                       Rate.

Group II Original Pre-Funded           means approximately $_________ on the
Amount                                 Closing Date.

HEP or Home Equity Prepayment means a prepayment model which uses a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. __% HEP, which represents 100% of the prepayment model for the Fixed Rate Mortgage Loan Group, assumes prepayment rates of __% per annum of the then outstanding principal balance of the related mortgage loans in the fifth month of the life of such mortgage loans and an additional __% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of such mortgage loans, __%HEP assumes a constant prepayment rate of __% per annum.

Indirect Participants                  means Participants and organizations
                                       which have indirect access to the DTC
                                       system, such as banks, brokers, dealers
                                       and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

Initial Mortgage Loans                 means the mortgage loans included in the
                                       trust fund as of the Closing Date.

Interest Carry Forward Amount          means with respect to each class of the
                                       Offered Certificates and each
                                       Distribution Date, the sum of (1) the
                                       excess of (A) Current Interest for such
                                       class with respect to prior Distribution
                                       Dates (excluding any Adjustable Rate
                                       Certificate Carryover, if applicable)
                                       over (B) the amount actually distributed to such class with respect to interest on such prior Distribution Dates and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate.

Interest Determination Date            means each date which is the second LIBOR
                                       Business Day preceding the commencement
                                       of each Accrual Period for the Group II
                                       Certificates and the class IA-1
                                       certificates.

Interest Funds                         means with respect to each loan group the
                                       sum, without duplication, of (1) all
                                       scheduled interest due during the related
                                       Due Period less the Servicing Fee and
                                       Master Servicer Fee, (2) all Advances
                                       relating to interest, (3) all
                                       Compensating Interest, (4) Liquidation
                                       Proceeds (to the extent such Liquidation
                                       Proceeds relate to interest) less all
                                       non-recoverable Advances relating to
                                       interest and certain expenses reimbursed during the related Due Period, and (5) the portion of any amounts removed from the Capitalized Interest Account (defined herein) applicable to such loan group.

Last Scheduled Distribution Date       means, for each class of the Offered
                                       Certificates, the date on which the
                                       Certificate Principal Balance thereof
                                       would be reduced to zero assuming, among other things, that no prepayments are received on the mortgage loans in the related loan group and that scheduled monthly payments of principal of and interest on each of such mortgage loans are timely received and that excess interest is not used to make accelerated payments of principal.

LIBOR Business Day                     means a day on which banks are open for
                                       dealing in foreign currency and exchange in London and New York City.

Loan-to-Value Ratio                    means, for any mortgage loan, (1) the
                                       principal balance of such mortgage loan
                                       at the date of origination, divided by
                                       (2) the Collateral Value of the related
                                       mortgaged property.

Master REMIC                           means the REMIC issuing the Regular
                                       Certificates.

Master Servicer                        means Chase Manhattan Mortgage
                                       Corporation.

Master Servicer Fee                    means with respect to a mortgage loan, a
                                       monthly fee paid to the Master Servicer
                                       in an amount equal to the sum of (1)
                                       one-twelfth of the Master Servicer Fee
                                       Rate multiplied by the principal balance of and the Stated Principal Balance of such mortgage loan and (2) all late payment fees and prepayment penalties and all investment income earned on funds in the Certificate Account and the
                                       Distribution Account.

Master Servicer Fee Rate               means __% per annum.

Maximum Mortgage Rate                  means the rate which the Mortgage Rate on
                                       the related Adjustable Rate Mortgage Loan will never exceed.

Mezzanine Certificates                 means collectively, the Mezzanine Group I
                                       Certificates and the Mezzanine Group II
                                       Certificates.

Mezzanine Group I Certificates         means, collectively, the class IM-1 and
                                       the class IM-2 certificates.

Mezzanine Group II Certificates        means, collectively, the class IIM-1 and
                                       class IIM-2 certificates.

Minimum Mortgage Rate                  means the initial Mortgage Rate.

Modeling Assumptions                   means:

                                            o    the mortgage loans of the
                                                 related loan group prepay at
                                                 the indicated percentage of the
                                                 related prepayment model;

                                            o    distributions on the Offered
                                                 Certificates are received, in
                                                 cash, on the 25th day of each
                                                 month, commencing [DATE], in
                                                 accordance with the payment
                                                 priorities defined herein;

                                            o    no defaults or delinquencies
                                                 in, or modifications, waivers
                                                 or amendments respecting, the
                                                 payment by the mortgagors of
                                                 principal and interest on the
                                                 mortgage loans occur;

                                            o    scheduled payments are assumed
                                                 to be received on the related
                                                 Due Date commencing on [DATE],
                                                 and prepayments represent
                                                 payment in full of individual
                                                 mortgage loans and are assumed
                                                 to be received on the last day
                                                 of each month, commencing in
                                                 [MONTH/YEAR], and include 30
                                                 days' interest thereon; the
                                                 level of Six-Month LIBOR
                                                 remains constant at [_____]%,
                                                 and the level of One-Month
                                                 LIBOR remains constant at
                                                 [_______]%;

                                            o    the Pass-Through Rates for the
                                                 Group II Certificates remain
                                                 constant at the rates
                                                 applicable prior to the related
                                                 Optional Termination Date;

                                            o    the Closing Date for the
                                                 certificates is [DATE];

                                            o    the Mortgage Rate for each
                                                 Adjustable Rate Mortgage Loan
                                                 is adjusted on its next
                                                 Mortgage Rate Adjustment Date
                                                 (and on any subsequent Mortgage
                                                 Rate Adjustment Dates, if
                                                 necessary) to equal the sum of
                                                 (a) the assumed level of the
                                                 Mortgage Index and (b) the
                                                 respective Gross Margin (such
                                                 sum being subject to the
                                                 applicable periodic adjustment
                                                 caps and floors);

                                            o    overcollateralization levels
                                                 are initially set as specified
                                                 in the pooling and servicing
                                                 agreement, and thereafter
                                                 decrease in accordance with the
                                                 provisions of the pooling and
                                                 servicing agreement;

                                            o    the mortgage loans in the Fixed
                                                 Rate Mortgage Loan Group are
                                                 purchased on the first
                                                 applicable Optional Termination
                                                 the Date and the mortgage loans
                                                 in the Adjustable Rate Mortgage
                                                 Loan Group are purchased on the
                                                 first applicable Optional
                                                 Termination Date;

                                            o    [the Subsequent Mortgage Loans
                                                 are purchased on [DATE]
                                                 resulting in no mandatory
                                                 prepayment from the Pre-Funding
                                                 Account on the Distribution
                                                 Date immediately following the
                                                 end of the Funding Period;] and

                                            o    each loan group consists of
                                                 mortgage loans having the
                                                 approximate characteristics
                                                 described on the tables on page
                                                 S-___.

Moody's means Moody's Investors Service, Inc. or any successor.

Mortgage Index                         means the average of the London interbank
                                       offered rates for sixth month U.S. dollar deposits in the bond market, as set forth in The Wall Street Journal, or, if such rate ceases to be published in The Wall
                                       Street Journal or becomes unavailable for any reason, then based upon a new index selected by the trustee, as holder of the related mortgage note, based on comparable information, in each case as most recently announced as of a date 45 days prior to such Adjustment Date.

Mortgage Loan Schedule                 means the schedule of mortgage loans
                                       appearing as an exhibit to the pooling
                                       and servicing agreement.

Mortgage Rate                          means the interest rate borne by a
                                       mortgage loan.

Net Excess Cashflow                    means Interest Funds and Principal Funds
                                       with respect to a Certificate Group not
                                       otherwise required to be distributed with respect to principal of and interest on the certificates of such Certificate
                                       Group.

Net Mortgage Rate                      means with respect to any mortgage loan,
                                       the Mortgage Rate with respect to such
                                       mortgage loan less the sum of (1) the
                                       Servicing Fee Rate and (2) the Master
                                       Servicer Fee Rate.

Offered Certificates                   means the Group I Certificates and the
                                       Group II Certificates.

One-Month LIBOR                        means the London interbank offered rate
                                       for one-month United States dollar
                                       deposits.

Optional Termination Amount            means with respect to either loan group,
                                       the Repurchase Price (defined herein)
                                       paid by the Master Servicer in connection with any repurchase of all of the mortgage loans in such loan group.

Optional Termination Date              means the date on which the Stated
                                       Principal Balance of the mortgage loans
                                       and REO Properties in such Loan Group at the time of repurchase is less than or equal to 10% of the aggregate principal balance of the certificates in such Loan
                                       Group as of the Closing Date

Original Pre-Funded Amount             means approximately $__________, subject
                                       to a permitted variance of plus or minus five percent.

Owned and Managed Servicing            means the servicing portfolio of Advanta
Portfolio                              (excluding certain mortgage loans that
                                       were not originated or purchased and
                                       re-underwritten by affiliates of
                                       Advanta).

Participants                           means participating organizations that
                                       utilize the services of DTC, including
                                       securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

Pass-Through Margin                    means, for each class of Group II
                                       Certificates, for any Distribution Date
                                       on or before the applicable Optional
                                       Termination Date: class IIA-1, [ --]%;
                                       class IIM-1, [ --]%; class IIM-2, [ --]%;
                                       class IIB, [ --]%; and class IA-1, [
                                       --]%; and for any Distribution Date after the Optional Termination Date: class
                                       IIA-1, [ --]%; class IIM-1, [ --]%; class
                                       IIM-2, [ --]%; class IIB, [ --]%; and
                                       class IA-1, [ --]%.


Pass-Through Rate                      means:

                                            o    with respect to the class IA-2
                                                 certificates and class IA-3
                                                 certificates, the per annum
                                                 rate set forth for each such
                                                 class in the table on page S-3;

                                            o    with respect to the class IA-4,
                                                 class IA-5, class IM-1, class
                                                 IM-2 and class IB certificates
                                                 on any Distribution Date, the
                                                 lesser of (1) the per annum
                                                 rate for such class set forth
                                                 in the table on page S-3 and
                                                 (2) the weighted average Net
                                                 Mortgage Rates on the Fixed
                                                 Rate Mortgage Loans;

                                            o    with respect to the class IA-1
                                                 certificates, the lesser of (1)
                                                 One-Month LIBOR plus the
                                                 Pass-Through Margin for such
                                                 class and (2) the weighted
                                                 average Net Mortgage Rates on
                                                 the Fixed Rate Mortgage Loans;

                                            o    with respect to the class IA-4
                                                 certificates on any
                                                 Distribution Date after the
                                                 Optional Termination Date will
                                                 equal [______]%;

                                            o    with respect to the Group II
                                                 Certificates the least of (1)
                                                 One-Month LIBOR, plus the
                                                 Pass-Through Margin for such
                                                 class, (2) the Group II Maximum
                                                 Rate Cap, and (3) the Group II
                                                 Available Funds Cap for the
                                                 Group II Certificates.

Percentage Interest                    means the percentage derived by dividing
                                       the denominations of such certificate by the aggregate denominations of all certificates of the applicable class.

Periodic Rate Cap                      means the maximum amount by which the
                                       Mortgage Rate on a mortgage loan may
                                       increase on any Adjustment Date.

Plan means a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code.

Pre-Funding Account                    means the account established by or on
                                       behalf of the trustee and funded on the
                                       Closing Date by the Depositor with the
                                       Original Pre-Funded Amount.

Prepayment Period                      Interest Shortfall means a shortfall in
                                       interest distributions to
                                       certificateholders in excess of
                                       Compensating Interest.

Prepayment Period                      means, with respect to any Distribution
                                       Date, the calendar month preceding the
                                       month in which such Distribution Date
                                       occurs.

Principal Distribution Amount          means, with respect to each Distribution
                                       Date and a Certificate Group, the sum of
                                       (1) the Principal Funds for such
                                       Distribution Date for such Certificate
                                       Group and (2) any Extra Principal
                                       Distribution Amount for such Distribution
                                       Date for the related Certificate Group.

Principal Funds                        means, with respect to each loan group
                                       the sum, without duplication, of (1) the scheduled principal due during the related Due Period and received before the related Servicer Remittance Date or advanced on or before the related
                                       Servicer Remittance Date, (2) prepayments collected in the related Prepayment
                                       Period, (3) the Stated Principal Balance of each mortgage loan that was repurchased by the Depositor, (4) the amount, if any, by which the aggregate unpaid principal balance of any replacement mortgage loans is less than the aggregate unpaid principal balance of any mortgage loans delivered by the Seller in connection with a substitution of a mortgage loan, (5) all Liquidation
                                       Proceeds collected during the related Due
                                       Period (to the extent such Liquidation
                                       Proceeds related to principal) less all
                                       non-recoverable Advances relating to
                                       principal and all non-recoverable
                                       servicing advances reimbursed during the related Due Period, and (6) with respect to the Distribution Date immediately following the end of the Funding Period, the portion, if any, of the Original
                                       Pre-Funded Amount relating to such loan
                                       group remaining in the Pre-Funding
                                       Account after giving effect to the
                                       purchase of the Subsequent Mortgage
                                       Loans.

PTCE 95-60                             means Prohibited Transaction Class
                                       Exemption 95-60.

Realized Loss                          means the excess of the Stated Principal
                                       Balance of a defaulted mortgage loan plus accrued interest over the net liquidation proceeds with respect thereto that are allocated to principal.

Record Date                            means, for a Distribution Date, the last
                                       Business Day of the month preceding the
                                       month of such Distribution Date.

Reference Banks                        means leading banks selected by the
                                       Master Servicer and engaged in
                                       transactions in Eurodollar deposits in
                                       the international Eurocurrency market (1) with an established place of business in London, (2) whose quotations appear on the Reuters Screen LIBO Page on the
                                       Interest Determination Date in question,
                                       (3) which have been designated as such by the Master Servicer and (4) not controlling, controlled by, or under common control with, the Depositor, the Master Servicer, the Seller or any successor Subservicer.

Relevant Depositary                    means Citibank, N.A., as depositary for
                                       Clearstream Luxembourg and Chase, as
                                       depositary for Euroclear, individually.

REO Property                           means mortgaged property which has been
                                       acquired by the Subservicer through
                                       foreclosure or deed-in-lieu of
                                       foreclosure in connection with a
                                       defaulted mortgage loan.

Repurchase Price                       means the sum of (1) 100% of the Stated
                                       Principal Balance of each mortgage loan
                                       in the related loan group (other than in respect of REO Property) plus accrued interest thereon at the applicable
                                       Mortgage Rate, (2) the appraised value of any REO Property (up to the Stated
                                       Principal Balance of the related mortgage
                                       loan), and (3) any unreimbursed
                                       out-of-pocket costs and expenses and the principal portion of any unreimbursed
                                       Advances, in each case previously
                                       incurred by the Subservicer in the
                                       performance of its servicing obligations with respect to such mortgage loans.

Required Percentage                    means, with respect to each Certificate
                                       Group and a Distribution Date after the
                                       Stepdown Date, the quotient of (x) the
                                       excess of (1) the Stated Principal
                                       Balances of the mortgage loans in such
                                       loan group, over (2) the Certificate
                                       Principal Balance of the most senior
                                       class of certificates of such Certificate
                                       Group outstanding as of the preceding
                                       Servicer Advance Date and (y) the Stated
                                       Principal Balances of the mortgage loans in such loan group. As used herein, the Certificate Principal Balance of the most senior class of certificates of the Group
                                       I Certificates will equal the aggregate
                                       Certificate Principal Balance of the
                                       Class A Group I Certificates for such
                                       date of calculation.

Reserve Interest Rate                  means the rate per annum that the Master
                                       Servicer determines to be either (1) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.03125%) of the one-month United
                                       States dollar lending rates which New
                                       York City banks selected by the Master
                                       Servicer are quoting on the relevant
                                       Interest Determination Date to the
                                       principal London offices of leading banks in the London interbank market or, in the event that the Master Servicer can determine no such arithmetic mean, (2) the lowest one-month United States dollar lending rate which New York City banks selected by the Master Servicer are quoting on such Interest Determination
                                       Date to leading European banks.

Residual Certificates                  means the Class R Certificates.

Restricted Group                       means the underwriter, the trustee, the
                                       Master Servicer, the Subservicer, any
                                       obligor with respect to mortgage loans
                                       included in the trust fund constituting
                                       more than five percent of the aggregate
                                       unamortized principal balance of the
                                       assets in the trust fund, or any
                                       affiliate of such parties.

Reuters Screen LIBO Page               means the display designated as page
                                       "LIBO" on the Reuters Monitor Money Rates
                                       Service (or such other page as may
                                       replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

Rules means the rules, regulations and procedures creating and affecting DTC and its operations.

S&P means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor.

Scheduled Payments                     means scheduled monthly payments made by
                                       mortgagors on the mortgage loans.

Seller                                 means Chase Manhattan Mortgage
                                       Corporation.

Servicer Advance Date                  means, with respect to any Distribution
                                       Date, the related Servicer Remittance
                                       Date.

Servicer Remittance Date               means the Business Day preceding the 18th
                                       day of the month, or, if such day is not a Business Day, the preceding Business
                                       Day.

Servicing Fee                          means a monthly fee paid to the
                                       Subservicer from interest collected with respect to each mortgage loan (as well as from any liquidation proceeds from a liquidated mortgage loan that are applied to accrued and unpaid interest) generally equal to the product of one-twelfth of the Servicing Fee Rate and the Stated
                                       Principal Balance of such mortgage loan.

Servicing Fee Rate                     for each mortgage loan means [____]% per
                                       annum.

Six Month LIBOR Loans                  means Adjustable Rate Mortgage Loans
                                       having a Mortgage Rate which is generally subject to semi annual adjustment on the first day of the months specified in the related mortgage note to equal the sum, rounded to the nearest 0.125%, of (1) the Mortgage Index and (2) the Gross Margin.

SMMEA                                  means the Secondary Mortgage Market
                                       Enhancement Act of 1984, as amended.

Stated Principal Balance               means, with respect to a mortgage loan
                                       (after giving effect to any Advances made with respect thereto), the unpaid principal balance of the mortgage loan.

Statistical Mortgage Pool              means the mortgage pool described in this
                                       prospectus supplement.

Stepdown Date                          means, with respect to each Certificate
                                       Group, the later to occur of (1) the
                                       Distribution Date in [DATE] or (2) the
                                       first Distribution Date on which (A) the Certificate Principal Balance of the
                                       Class A Certificates in such Certificate
                                       Group is less than or equal to (B)
                                       [_____]%, for the Fixed Rate Mortgage
                                       Loan Group, and [_____]% (or [_____]%, if
                                       a Stepup Trigger Event has occurred and
                                       is continuing), for the Adjustable Rate
                                       Mortgage Loan Group, of the Stated
                                       Principal Balances of the mortgage loans in the related loan group, plus the amount on deposit in the Pre-Funding
                                       Account on the preceding Due Date
                                       allocable to such loan group.

Stepup Trigger Event                   means, the situation that exists with
                                       respect to a Distribution Date (and
                                       thereafter will exist with respect to
                                       each subsequent Distribution Date) if
                                       either

                                            (A) Realized Losses with respect to
                                       the Adjustable Rate Mortgage Loans as of such Distribution Date equal or exceed the following levels (expressed as a percentage of aggregate principal balance of the Adjustable Rate Mortgage Loans, plus the amount on deposit in the Pre-Funding Account on the preceding Due Date allocable to such loan group, as of the Cut-off Date):

                                       Distribution Date Occurring In    Percentage
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE}......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%

                                            or (B) the three month rolling
                                       average of Adjustable Rate Mortgage Loans that are 60 days or more delinquent (calculated as set forth in the pooling and servicing agreement) as of such Distribution Date equals or exceeds the following levels (expressed as a percentage of the aggregate principal balance of the Adjustable Rate Mortgage Loans, plus the amount on deposit in the Pre-Funding Account on the preceding Due Date allocable to such loan group, as of such Distribution Date):

                                       Distribution Date Occurring In     Percentage
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE}......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%

Subordinated Certificates              means, collectively, the Subordinated
                                       Group I Certificates and the Subordinated
                                       Group II Certificates.

Subordinated Group I Certificates      means, collectively, the class IB and the
                                       Mezzanine Group I Certificates.

Subordinated Group II Certificates     means, collectively, the class IIB and
                                       the Mezzanine Group II Certificates.

Subsequent Adjustable Rate Mortgage    means the Subsequent Mortgage Loans which
Loan                                   are Group.

Subsequent Cut-off Date                means the cut-off date with respect to
                                       Subsequent Mortgage Loans.

Subsequent Fixed Rate Mortgage         means the Subsequent Mortgage Loans which
Loan                                   are part of the Fixed Rate Mortgage Loan
                                       Group.

Subsequent Mortgage Loans              means the mortgage loans purchased by the
                                       trust fund after the Closing Date.

Subsequent Transfer Dates              means the date of transfer of Subsequent
                                       Mortgage Loans.

Subservicer                            means [Advanta].

Subsidiary REMIC                       means the REMIC which will issue
                                       Subsidiary REMIC Regular Interests.

Subsidiary REMIC Regular Interests     means uncertificated classes of nonvoting
                                       interest.

Terms and Conditions                   means the Terms and Conditions Governing
                                       Use of Euroclear and the related
                                       Operating Procedures of the Euroclear
                                       System and applicable Belgian Law.

Third Party Servicing Portfolio        means the portfolio of mortgage loans
                                       that were not originated by Advanta or
                                       affiliates of Advanta but are being
                                       serviced for third parties on a contract servicing basis by Advanta.

Trigger Event                          means the situation that exists with
                                       respect to each Certificate Group and a
                                       Distribution Date after the Stepdown
                                       Date, if the product of (1) [___], for
                                       the Fixed Rate Mortgage Loan Group, and
                                       [___], for the Adjustable Rate Mortgage
                                       Loan Group and (2) the quotient of (A)
                                       the aggregate Stated Principal Balance of all mortgage loans 60 or more days delinquent for each loan group (including mortgage loans in foreclosure and REO
                                       Properties) and (B) the Stated Principal
                                       Balance of that loan group as of the
                                       preceding Servicer Advance Date equals or exceeds the Required Percentage.

                                            In addition, a "Trigger Event"
                                       exists with respect to each Certificate
                                       Group and a Distribution Date after the
                                       Stepdown Date, if Realized Losses with
                                       respect to the Fixed Rate Mortgage Loans or the Adjustable Rate Mortgage Loans, as applicable, as of such Distribution Date equal or exceed the following levels (expressed as a percentage of aggregate principal balance of the related mortgage loans, plus the amount on deposit in the Pre-Funding Account on the preceding Due Date allocable to such loan group, as of the Cut-off Date):

                                       Distribution Date Occurring In       Percentage
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE}......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%
                                       [MONTH/DATE] through [MONTH/DATE]......0%

Unpaid Realized Loss Amount            means, with respect to any class of the
                                       Subordinated Certificates and as to any
                                       Distribution Date, the excess of (1)
                                       Applied Realized Loss Amounts with
                                       respect to such class over (2) the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a class of Subordinated
                                       Certificates in respect of any Unpaid
                                       Realized Loss Amount will not be applied to reduce the Certificate Principal
                                       Balance of such class.

                                     Annex I

          Global Clearance, Settlement and Tax Documentation Procedures

     Except in certain limited circumstances, the globally offered Chase Funding Mortgage Loan Asset-Backed Certificates, Series [______] known as "Global Securities", will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).


     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.


     Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear (in such capacity) and as DTC Participants.


     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement


     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.


     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.


     Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.


     Trading between Clearstream Luxembourg and/or Euroclear participants. Secondary market trading between Clearstream Luxembourg participants or Euroclear participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream Luxembourg or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Luxembourg

Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (a) borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

     (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg Participant or Euroclear Participant.


Certain U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities through Clearstream Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:


     Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with Effectively Connected Income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).


     Exemption or Reduced Rate for non-U.S. Persons Resident in Treaty Countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the certificate owners or his agent.


     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.


     The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes,
(3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                            [_________] (Approximate)

                                  Chase Funding
            Mortgage Loan Asset-Backed Certificates, Series [______]

                                  [Chase Logo]

                               Chase Funding, Inc.
                                    Depositor

                          [Advanta Mortgage Corp. USA]
                                   Subservicer

                      Chase Manhattan Mortgage Corporation
                           Seller and Master Servicer

                          ----------------------------
                          ----------------------------

                              PROSPECTUS SUPPLEMENT

                          ----------------------------
                          ----------------------------

                                  [UNDERWRITER]


You should rely on the information contained or incorporated by reference in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

We are not offering these certificates in any state where the offer is not permitted.

We represent the accuracy of the information in this prospectus supplement and the attached prospectus only as of the dates stated on their respective covers.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of these certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling these certificates will deliver a prospectus supplement and prospectus until [DATE].

                                     [DATE]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final prospectus supplement and accompanying prospectus. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                    SUBJECT TO COMPLETION DATED JUNE 28, 2000


PROSPECTUS SUPPLEMENT                                                  [LOGO]
(To Prospectus dated [DATE])


                         $[__________] (APPROXIMATE)

                      CHASE MORTGAGE TRUST, SERIES [_____]
                                     ISSUER
                     CHASE MANHATTAN ACCEPTANCE CORPORATION
                                     SELLER
                     [CHASE MANHATTAN MORTGAGE CORPORATION]
                                    SERVICER
       MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES [_________]


--------------------------------------------------------------------------------
INVESTING IN THESE CERTIFICATES INVOLVES RISKS. YOU SHOULD NOT PURCHASE THESE CERTIFICATES UNLESS YOU FULLY UNDERSTAND THEIR RISKS AND STRUCTURE. SEE "RISK FACTORS" BEGINNING ON PAGE S-__ OF THIS PROSPECTUS SUPPLEMENT AND PAGE __ OF THE ACCOMPANYING PROSPECTUS.

Neither these certificates nor the underlying mortgage loans are obligations of Chase Manhattan Acceptance Corporation, Chase Manhattan Mortgage Corporation, or any of their affiliates. These certificates are not insured or guaranteed by any governmental agency.
--------------------------------------------------------------------------------

Chase Mortgage Trust, Series [_________] will issue [sixteen] classes of certificates, of which [twelve] classes are offered by this prospectus supplement and the accompanying prospectus. The table on page S-3 identifies the various classes and specifies certain characteristics of each class, including each class's initial principal balance (or notional balance), interest rate and rating.

The trust fund will consist primarily of a pool of fixed rate one- to four-family first lien mortgage loans with original terms to stated maturity of approximately [15] [30] years.

The underwriter, [UNDERWRITER], will purchase the offered certificates from Chase Manhattan Acceptance Corporation and will offer them to the public at negotiated prices determined at the time of sale. Chase Manhattan Acceptance Corporation will receive proceeds of approximately $___________, plus accrued interest, less expenses of approximately $_______. The underwriter expects to deliver the offered certificates to investors on or about [DATE].

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  [UNDERWRITER]


                The date of this prospectus supplement is [DATE]

                 IMPORTANT NOTICE ABOUT THE INFORMATION IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

        Information about the offered certificates is contained in (a) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates, and (b) this prospectus supplement, which describes the specific terms of the offered certificates.


        This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where those sections are located.


        In this prospectus supplement, the terms "Seller," "we," "us" and "our" refer to Chase Manhattan Acceptance Corporation.

                                TABLE OF CONTENTS


The Series [_________] Certificates                       S-
   Summary Information                                    S-
   Risk Factors                                           S-
   The Mortgage Pool                                      S-
   General                                                S-
   Representations and Warranties                         S-
   Mortgage Loans                                         S-
Prepayment and Yield Considerations                       S-
   Yield Considerations with Respect to the
   Class A-P Certificates                                 S-
   Chase Manhattan Mortgage Corporation                   S-
   The Pooling and Servicing Agreement                    S-
   Assignment of Mortgage Loans                           S-
   Servicing                                              S-
   Servicing Compensation and Payment of
   Expenses                                               S-
   Adjustment to Servicing Fee in Connection with
     Prepaid Mortgage Loans                               S-
   Payments on Mortgage Loans; Collection
   Account; Certificate Account                           S-
   Advances                                               S-
   Trustee                                                S-
   Optional Termination                                   S-
   Special Servicing Agreements                           S-
   Description of the Certificates                        S-
   General                                                S-
   Book-Entry Registration                                S-
   Definitive Certificates                                S-
   Restrictions on Transfer of the Class
   A-R, Class M
   and Offered Class B Certificates                       S-
   Distributions to Certificateholders                    S-
   Interest                                               S-
   [Determination of LIBOR                                S-
   Principal (Including Prepayments)                      S-
   Additional Rights of the Class A-R
     Certificateholder                                    S-
   Subordinated Certificates and Shifting
     Interests                                            S-
   Federal Income Tax Considerations                      S-
   Class A-R Certificate                                  S-
   Erisa Considerations                                   S-
   Legal Investment Matters                               S-
   Use of Proceeds                                        S-
   Underwriting                                           S-
   Legal Matters                                          S-
   Ratings                                                S-

                       THE SERIES [_________] CERTIFICATES




                           ORIGINAL                                                                                EXPECTED
                         CERTIFICATE                                                                               RATINGS
                          PRINCIPAL     CERTIFICATE
                           BALANCE         RATE       PRINCIPAL TYPE                INTEREST TYPE               [AGENCY]  [AGENCY]
                           -------         ----       --------------                -------------               --------  --------


OFFERED CERTIFICATES
Class A-1                 $________        ____%      Senior, Sequential Pay        Fixed Rate                    AAA      AAA
Class A-2                 $________        ____%      Senior, Sequential Pay        Fixed Rate                    AAA      AAA
Class A-3                 $________        ____%      Senior, Sequential Pay        Fixed Rate                    AAA      AAA
Class A-4                 $________        ____%      Senior, Sequential Pay        Fixed Rate                    AAA      AAA


Class A-5                 $________     Adjustable    Senior, Sequential Pay        Floating Rate Class           AAA      AAA
Class A-6                 $________     Adjustable    Senior, Sequential Pay        Inverse Floating Rate         AAA      AAA
                                                                                    Class


Class A-7                 $________        ____%      Senior,  Lock-out Class       Fixed Rate                    AAA      AAA


Class A-P                 $________         N/A       Senior                        Principal-Only Class          AAA      AAA


Class A-R                 $________        ____%      Senior, Sequential Pay        Fixed Rate                    AAA      AAA
Class M                   $________        ____%      Mezzanine                     Fixed Rate                    AA       N/A
Class B-1                 $________        ____%      Subordinated                  Fixed Rate                     A       N/A
Class B-2                 $________        ____%      Subordinated                  Fixed Rate                    BBB      N/A


NON-OFFERED CERTIFICATES
Class A-X                    N/A            N/A       Senior, Notional Amount       Interest Only                 N/A      N/A


Class B-3                 $________        ____%      Subordinated                  Fixed Rate                    N/A      N/A
Class B-4                 $________        ____%      Subordinated                  Fixed Rate                    N/A      N/A
Class B-5                 $________        ____%      Subordinated                  Fixed Rate                    N/A      N/A




OTHER INFORMATION:

The original certificate principal balances set forth above are approximate. We may adjust the original certificate principal balances upward or downward by up to 5%. See "Description of the Certificates--Categories of Classes of Certificates" in the prospectus for a description of the principal types and interest types. The information presented for the non-offered certificates is provided solely to assist your understanding of the offered certificates.


CLASS A-5 AND CLASS A-6 CERTIFICATES:

The certificate rate on the class A-5 and class A-6 certificates are adjustable based on LIBOR as described herein under "Description of the Certificates--Distributions to Certificateholders--Interest."


CLASS A-P CERTIFICATES:

The class A-P certificates are principal-only certificates and are not entitled to payments of interest.


CLASS A-X CERTIFICATES:

The class A-X certificates are interest-only certificates, have no principal balance, and will bear interest on their notional amount which is initially approximately $__________.

                               SUMMARY INFORMATION

This section briefly summarizes major characteristics of the certificates and the mortgage loans. It does not contain all of the information that you need to consider in making your investment decision. To fully understand the terms of the certificates, you should read both this prospectus supplement and the accompanying prospectus in their entirety.


THE TRUST FUND


The name of the trust fund is Chase Mortgage Trust, Series [______]. We are forming a trust to own a pool of fixed rate one- to four-family first lien mortgage loans. The certificates represent beneficial ownership interests in the underlying trust fund assets. All payments to you will come only from the amounts received in connection with those assets. The certificates will have the original certificate principal balance, certificate rate and other features set forth in the table on page S-3. The trust fund will issue the certificates under a pooling and servicing agreement dated as of [DATE] among Chase Manhattan Acceptance Corporation, as depositor, [Chase Manhattan Mortgage Corporation], as servicer and [TRUSTEE], as trustee. See "The Pooling and Servicing Agreement" and "Description of the Certificates."


PRINCIPAL PARTIES

     Issuer: Chase Mortgage Trust, Series [______].

     Seller: Chase Manhattan Acceptance Corporation, a Delaware corporation whose address is 343 Thornall Street, Edison, New Jersey 08837 and whose telephone number is (732) 205-0600.

     Servicer: [Chase Manhattan Mortgage Corporation, a New Jersey corporation whose address is 343 Thornall Street, Edison, New Jersey 08837 and whose telephone number is (732) 205-0600]. See "Chase Manhattan Mortgage Corporation" and "The Pooling and Servicing Agreement--Servicing."

     Trustee: [TRUSTEE], a _______ association whose corporate trust office is [ADDRESS] and whose telephone number is [NUMBER]. See "The Pooling and Servicing Agreement--The Trustee."

CUT-OFF DATE

The cut-off date will be [DATE].

CLOSING DATE

The closing date will be on or about [DATE].

FORMS OF CERTIFICATES; DENOMINATIONS

Your certificates will be issued either in book-entry form or in fully registered, certificated form. The table under "Description of the Certificates-- General" in this prospectus supplement sets forth the original certificate form, the minimum denomination and the incremental denomination of the offered certificates.

DESCRIPTION OF THE CERTIFICATES

The certificates will have an approximate aggregate initial principal balance of $___________, subject to a permitted variance of plus or minus five percent.

The certificates will consist of:


* [Ten] classes of class A certificates, which initially will have an approximate aggregate initial principal balance of $_________ and evidence an approximate undivided beneficial interest of _____% of the trust fund assets;

* The class M certificates, which initially will have an approximate initial principal balance of $_________ and evidence an approximate undivided beneficial interest of ____% of the trust fund assets; and

* Five classes of class B certificates, which initially will have an approximate aggregate initial principal balance of $_________ and evidence an approximate undivided beneficial interest of ____% of the trust fund assets.

Only the class A (excluding class A-X), class M, class B-1 and class B-2 certificates are being offered by this prospectus supplement and the accompanying prospectus. We will sell or otherwise transfer the class A-X, class B-3, class B-4 and class B-5 certificates to a limited number of institutional investors (which may include one or more of our affiliates) in a privately placed offering.


THE MORTGAGE POOL

The mortgage pool will consist of fixed rate one- to four-family first lien residential mortgage loans with original terms to stated maturity of approximately [15] [30] years.

We expect the mortgage loans to have the following approximate characteristics as of [DATE]:


Number of Mortgage Loans                              ______
Aggregate Unpaid Principal Balance                    ______
Range of Unpaid Principal Balances          $_____ - $______
Average Unpaid Principal Balance                     $______
Range of Mortgage Rates                      _____% - _____%
Weighted Average Mortgage Rate                        _____%
Range of Remaining Terms to
  Stated Maturity                      ___ months-___ months
Weighted Average Remaining
  Term to Stated Maturity                         ___ months
Range of Remaining Terms to
  Expected Maturity                    ___ months-___ months
Weighted Average Remaining
  Term to Expected Maturity                       ___ months
Weighted Average Loan Age                        __ month[s]
Range of Original Loan-to-Value Ratios       _____% - _____%
Weighted Average Original
  Loan-to-Value Ratio                                 _____%
Weighted Average Credit Score                           ___


The statistics set forth above for range of remaining term to expected maturity and weighted average remaining term to expected maturity are based on payments actually received, or scheduled to be received, on each mortgage loan as of the cut-off date. The statistic set forth above for weighted average loan age is based on the number of months from and including the first monthly payment to and including the cut-off date. Credit scores are described on page S-20.


Before we issue the certificates, we may remove some mortgage loans from the mortgage pool. We also may substitute other loans for some mortgage loans. This may result in changes in the mortgage pool characteristics shown above and could affect the weighted average lives and yields of the certificates. See "The Mortgage Pool."

DISTRIBUTIONS ON THE CERTIFICATES


The first distribution date will be [DATE]. Thereafter, distributions will be made on the 25th day of each month, or on the next business day if the 25th day is not a business day. In general, amounts available for distribution each month will be distributed by the servicer in the following order of priority:

     First, the holders of the class A certificates will receive, on a pro rata basis, the interest payments to which they are entitled on that distribution date;

     Second, the holders of the class A certificates will receive the payments of principal to which they are entitled on that distribution date (however, not every class of class A certificates will receive a principal distribution on each distribution date; instead, principal payments will be allocated among the various classes of class A certificates as described under "Description of the Certificates--Distributions to Certificateholders--Principal (Including Prepayments)";

     Third, the holders of the class M certificates will receive the payments of interest and then principal to which they are entitled on that distribution date; and

     Fourth, the holders of the class B certificates will receive, in numerical order (that is, first to the class B-1 certificates, then to the class B-2 certificates, etc.) the payments of interest and then principal to which they are entitled on that distribution date.


CREDIT ENHANCEMENT

Credit enhancement reduces the harm caused to holders of the certificates as a result of shortfalls in payments received and losses realized on the mortgage loans. The credit enhancement for the offered certificates will consist of subordination utilizing a shifting interest structure.


     Subordination. The rights of the holders of each class of class B certificates to receive distributions will be subordinated to the rights of the holders of the class A and class M certificates and the holders of the classes of class B certificates, if any, with lower numerical designations to receive distributions. The rights of the holders of the class M certificates to receive distributions will be subordinated to the rights of the holders of the class A certificates to receive distributions.


In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

        PRIORITY OF DISTRIBUTIONS. By the preferential right of the holders of such classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amount of interest and principal due on the more senior classes of certificates and, if necessary, by the right of such more senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and


        ALLOCATION OF LOSSES. By the allocation to the more junior classes of certificates (in inverse order of seniority), until their respective certificate principal balances have been reduced to zero, of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors prior to the allocation of these losses to the more senior classes of certificates (other than the excess losses arising from special hazards, mortgagor fraud or mortgagor bankruptcy).


The chart below summarizes the relative seniority of the various classes of certificates and indicates the initial level of credit enhancement provided to the various classes of offered certificates:

                                      INITIAL CREDIT
                  CREDIT               ENHANCEMENT
CLASS           ENHANCEMENT             PERCENTAGE

A          Class M and Class B            ____%
M          Class B                        ____%
B-1        Class B-2, Class               ____%
           B-3, Class B-4 and
           Class B-5
B-2        Class B-3, Class               ____%
           B-4 and Class B-5

     Shifting of Interests. In order to increase the period during which the class M and class B certificates remain available as credit enhancement to the class A certificates, the class A certificates in the aggregate will receive 100% of principal prepayments and certain unscheduled recoveries with respect to the mortgage loans until the fifth anniversary of the first distribution date. During the four years following that anniversary, the class A certificates in the aggregate will receive a disproportionately large, but decreasing, share of principal prepayments and such other unscheduled recoveries. This will result in an accelerated amortization of principal to the class A certificates and, in the absence of realized losses on the mortgage loans, an increase in the percentage interest in the principal balance of the mortgage loans evidenced by the class M and class B certificates, thereby increasing the likelihood that holders of the class A certificates will be paid the full amount of principal to which they are entitled.


OPTIONAL TERMINATION


Subject to restrictions described in this prospectus supplement, [Chase Manhattan Mortgage Corporation] will have the option (but not the obligation) to purchase all of the mortgage loans in the mortgage pool after the aggregate unpaid principal balance of these mortgage loans is reduced to less than [10%] of the aggregate unpaid principal balance of these mortgage loans as of the cut-off date. See "The Pooling and Servicing Agreement-- Optional Termination."


LEGAL INVESTMENT


As of the closing date, the class A and class M certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended. The class B-1 and class B-2 certificates will not constitute "mortgage related securities." You should consult your own counsel as to whether and to what extent the offered certificates constitute legal investments for you. See "Legal Investment Matters" in this prospectus supplement and "Legal Investment Matters" in the accompanying prospectus.


FEDERAL INCOME TAX CONSEQUENCES


For federal income tax purposes, the trust fund will elect to be treated as a Real Estate Mortgage Investment Conduit. The certificates (other than the class A-R certificates) will represent ownership of regular interests in the trust fund and will generally be treated as debt instruments of the trust fund for federal income tax purposes. You will be required to include in income all interest and original issue discount, if any, on your certificates in accordance with the accrual method of accounting regardless of your usual method of accounting. The class A-R certificates will represent ownership of the residual interest in the trust fund. See "Federal Income Tax Considerations" in this prospectus supplement and in the accompanying prospectus.


ERISA CONSIDERATIONS


In general, subject to important considerations described under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus, the class A certificates (other than the class A-R certificates) will be eligible for purchase by retirement or other employee benefit plans subject to the Employee Retirement Income Security Act of 1986, as amended. You should consult with your own counsel with respect to the legal consequences of an ERISA plan's acquisition and ownership of the certificates. See "ERISA Considerations" in this prospect supplement and in the accompanying prospectus.

RATINGS


The offered certificates are required to receive the ratings from [RATING AGENCY] and [RATING AGENCY] indicated under the heading "Expected Ratings" in the chart shown on page S-3 of this prospectus supplement. The ratings on the offered certificates address the likelihood of the receipt by holders of offered certificates of all distributions on the underlying mortgage loans to which they are entitled. They do not address the likely actual rate of prepayments. The actual rate of prepayments, if different than you originally anticipated, could adversely affect your yield. See "Ratings."

                                  RISK FACTORS

PREPAYMENTS ON THE MORTGAGE LOANS MAY ADVERSELY AFFECT THE YIELD ON YOUR CERTIFICATES


     The rate of distributions in reduction of the principal balance of any class of offered certificates, the aggregate amount of distributions of principal and interest on any class of offered certificates and the yield to maturity of any class of offered certificates will be directly related to the rate of payments of principal on the mortgage loans and to the amount and timing of mortgagor defaults resulting in realized losses. The rate of principal payments on the mortgage loans will in turn be affected by, among other things:

     *    the amortization schedules of the mortgage loans;

     * the rate of principal prepayments (including partial prepayments and prepayments resulting from refinancing) thereon by mortgagors;

     *    liquidations of defaulted mortgage loans;

     * repurchases of mortgage loans by us as a result of defective documentation or breaches of representations and warranties; and

     * optional purchase by [Chase Manhattan Mortgage Corporation] of all of the mortgage loans in connection with the termination of the trust fund.

See "Prepayment and Yield Considerations" and "The Pooling and Servicing Agreement--Optional Termination" herein and "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties," "--Repurchase or Substitution" and "--Termination; Purchase of Mortgage Loans" in the prospectus. Mortgagors are permitted to prepay the mortgage loans, in whole or in part, at any time without penalty.

     The rate of payments (including prepayments, liquidations and defaults) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors.

     * If prevailing rates for similar mortgage loans fall below the mortgage interest rates on the mortgage loans, the rate of prepayment generally would be expected to increase.


     * Conversely, if interest rates on similar mortgage loans rise above the mortgage interest rates on the mortgage loans, the rate of prepayment generally would be expected to decrease.

     If you purchase any offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments (including prepayments, liquidations and defaults) on the mortgage loans in the related mortgage group will result in an actual yield that is lower than your expected yield. If you purchase any offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments (including prepayments, liquidations and defaults) on the mortgage loans will result in an actual yield that is lower than your expected yield and, under certain circumstances, you might not recoup your initial investment.

SUBORDINATION OF SUBORDINATED CERTIFICATES INCREASES RISK OF LOSS TO SUCH
CLASSES


     The rights of the holders of the class M certificates to receive distributions with respect to the mortgage loans will be subordinated to such rights of the holders of the class A certificates and the rights of the holders of a class of class B certificates to receive distributions with respect to the mortgage loans will be subordinated to such rights of the holders of the class A certificates, the class M certificates and the classes of class B certificates with lower numerical designations, all to the extent described herein under "Description of the Certificates--Subordination Certificates and Shifting Interests."


GEOGRAPHIC CONCENTRATION OF THE MORTGAGED PROPERTIES MAY INCREASE RISK OF LOSS

     We expect approximately ____%, ___% and ___% of the mortgage loans (by aggregate principal balance as of the cut-off date) to be secured by mortgaged properties located in the states of __________, ________ and _______, respectively. Consequently, losses and prepayments on the mortgage loans and resultant payments on the offered certificates may, both generally and particularly, be affected significantly by changes in the housing markets and regional economies of, and the occurrence of natural disasters (such as earthquakes, fires, floods or hurricanes) in, the states of __________, ________ and _______.

CERTIFICATES MAY NOT BE APPROPRIATE FOR INDIVIDUAL INVESTORS

     The offered certificates may not be an appropriate investment for individual investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of offered certificates. This may be the case because, among other things:

     * The yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans;

     * The rate of principal distributions on, and the weighted average life of, the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal distributions among the classes of certificates, and as such the offered certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

     * You may not be able to reinvest amounts distributed in respect of principal on an offered certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the certificate rate on the offered certificates; or

     * It is possible that a secondary market for the offered certificates will not develop or that your investment may not be liquid. Lack of liquidity could result in a substantial decrease in the market value of your certificates.

     You should also carefully consider the further risks and other special considerations discussed above and under the heading "Prepayment and Yield Considerations" in this prospectus supplement and in the accompanying prospectus under the heading "Risk Factors."


                           FORWARD-LOOKING STATEMENTS

     In this prospectus supplement and the accompanying prospectus, we use forward-looking statements. Forward-looking statements are found in the material, including each of the tables, set forth under "Risk Factors" and "Prepayment and Yield Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and prospectus and include words like "expects," "intends," "anticipates," "estimates" and other similar words. These statements are inherently subject to a variety of risks and uncertainties. Actual results differ materially from those we anticipate due to changes in, among other things:

     *    economic conditions and industry competition;

     *    political, social and economic conditions;

     *    the law and government regulatory initiatives; and

     *    interest rate fluctuations.

        We will not update or revise any forward-looking statements to reflect changes in our expectations or changes in the conditions or circumstances on which these statements were originally based.

                            GLOSSARY OF DEFINED TERMS

        A glossary of defined terms begins on page S-59 of this prospectus supplement.

                                THE MORTGAGE POOL

GENERAL

        The mortgage pool with respect to the certificates will consist of approximately _____ conventional mortgage loans evidenced by fixed interest rate promissory notes having an aggregate principal balance on the Cut-off Date of approximately $___________. References herein to percentages of mortgage loans refer in each case to the percentage of the aggregate principal balance of the mortgage loans as of the Cut-off Date, based on the outstanding principal balances of the mortgage loans as of the Cut-off Date, after giving effect to Monthly Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of mortgaged properties refer, in each case, to the percentages of aggregate principal balances of the related mortgage loans (determined as described in the preceding sentence). The mortgage notes are secured by mortgages or deeds of trust or other similar security instruments creating first liens on one- to four-family residential. The mortgaged properties consist of individual dwelling units, individual cooperative apartment dwelling units, individual condominium units, two- to four-family dwelling units, attached planned unit developments and detached planned unit developments. The trust fund includes, in addition to the Mortgage Pool, (1) the amounts held from time to time in one or more accounts maintained in the name of the trustee under the pooling and servicing agreement to be dated as of [DATE] by and among Seller, Chase Manhattan Mortgage Corporation as Servicer and [TRUSTEE], as trustee, (2) any property which initially secured a Mortgage Loan and which is acquired by foreclosure or deed-in-lieu of foreclosure, (3) all insurance policies and the proceeds of all insurance policies described below and (4) certain rights to require repurchase of the mortgage loans by the Seller for breach of representation or warranty.

        The Seller will cause the mortgage loans to be assigned to the trustee. The Servicer will service the mortgage loans either by itself or through Subservicers under the agreement. With respect to those mortgage loans serviced by the Servicer through a Subservicer, the Servicer will remain liable for its servicing obligations under the agreement as if the Servicer alone were servicing such mortgage loans.

REPRESENTATIONS AND WARRANTIES

     The Seller will make certain representations and warranties for the benefit of the trustee with respect to the mortgage loans as described in the prospectus under "The Mortgage Pools" and "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties" and "--Repurchase or Substitution" and will be obligated to repurchase any mortgage loan as to which there is a material breach of any such representation or warranty. Such repurchase will constitute the sole remedy available to Certificateholders for a breach of such representations or warranties. The trustee will enforce the repurchase obligations of the Seller. In lieu of such repurchase obligation, the Seller may, within two years after the date of initial delivery of the certificates, substitute for the affected mortgage loans substitute mortgage loans, as described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties" and "--Repurchase or Substitution" in the Prospectus.

MORTGAGE LOANS

     Statistical data with respect to the mortgage loans are set forth below. The mortgage loans were originated between [DATE] and [DATE]. All of the mortgage loans had original terms to stated maturity of [360] [180] months or less.

     The weighted average number of months from and including the first Monthly Payment on the mortgage loans to and including the Cut-off Date was approximately __ month[s].

     Monthly Payments will be due on the Due Date.

     All of the mortgage loans having original loan-to-value ratios of greater than ___% are insured under Primary Mortgage Insurance Policies (as defined in the prospectus). Not more than approximately ___% of the mortgage loans are insured by any one Primary Mortgage Insurance Policy insurer. At the time of origination of the mortgage loans, each of the Primary Mortgage Insurance Policy insurers was approved by the FNMA or the FHLMC . See "Servicing of the Mortgage Loans--Private Mortgage Insurance" in the Prospectus.

     Approximately _____% of the mortgage loans have Credit Scores. The weighted average credit score for the mortgage loans that were scored is [___] and the range of such credit scores is [___] to [____]. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. Neither the Seller nor Chase Manhattan Mortgage Corporation makes any representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

     Additional data with respect to the mortgage loans are set forth in the following tables. Totals may not sum due to rounding.

                                 MORTGAGE RATES


                                                                                                  PERCENTAGE OF
                                                                          AGGREGATE             MORTGAGE POOL BY
                                                                      PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                 NUMBER OF                AS OF THE             BALANCE AS OF THE
MORTGAGE RATE                                  MORTGAGE LOANS           CUT-OFF DATE              CUT-OFF DATE
-------------                                  --------------           ------------              ------------


                                               --------------           ------------              ------------
        TOTALS                                                                                               %
                                                                        ============              ============




     THE MORTGAGE RATES BORNE BY THE MORTGAGE LOANS AS OF THE CUT-OFF DATE RANGED FROM ____% PER ANNUM TO _____% PER ANNUM, AND THE WEIGHTED AVERAGE MORTGAGE RATE ON THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY _____% PER ANNUM.



                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                  PERCENTAGE OF
                                                                           AGGREGATE            MORTGAGE POOL BY
                                                                       PRINCIPAL BALANCE      AGGREGATE PRINCIPAL
                                                 NUMBER OF                AS OF THE             BALANCE AS OF THE
STATE                                          MORTGAGE LOANS           CUT-OFF DATE              CUT-OFF DATE
-----                                          --------------           ------------              ------------



                                               --------------           ------------              ------------
        TOTALS                                                                                               %
                                                                        ============              ============


                           ORIGINAL PRINCIPAL BALANCE

                                                                                                PERCENTAGE OF
                                                                          AGGREGATE            MORTGAGE POOL BY
                                                                      PRINCIPAL BALANCE      AGGREGATE PRINCIPAL
                                                 NUMBER OF                AS OF THE           BALANCE AS OF THE
ORIGINAL PRINCIPAL BALANCE                    MORTGAGE LOANS             CUT-OFF DATE            CUT-OFF DATE
--------------------------                    --------------             ------------            ------------





                                               --------------           ------------              ------------
         TOTALS                                                                                               %
                                               ==============           ============              ============





     The average outstanding principal balance of the mortgage loans as of the Cut-off Date was approximately $_______. The original principal balances of the mortgage loans ranged from $______ to $_________.

                                MORTGAGE LOAN AGE



                                                                                                   PERCENTAGE OF
                                                                           AGGREGATE              MORTGAGE POOL BY
                                                                       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                   NUMBER OF               AS OF THE             BALANCE AS OF THE
MORTGAGE LOAN AGE                               MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------                               --------------            ------------              ------------




                                                --------------            ------------             ------------
        TOTALS                                                            $                                   %
                                                ==============            ============             ============




     The weighted average age of the mortgage loans was approximately ___month[s] as of the Cut-off Date.


                          ORIGINAL LOAN-TO-VALUE RATIO


                                                                                                    PERCENTAGE OF
                                                                           AGGREGATE              MORTGAGE POOL BY
                                                                       PRINCIPAL BALANCE         AGGREGATE PRINCIPAL
                                                   NUMBER OF               AS OF THE              BALANCE AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO                    MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
----------------------------                    --------------            ------------              ------------




                                                --------------            ------------             ------------
        TOTALS                                                            $                                   %
                                                ==============            ============             ============




     The weighted average original loan-to-value ratio of the mortgage loans was approximately ______% as of the Cut-off Date.

                                  LOAN PURPOSE

                                                                                                  PERCENTAGE OF
                                                                            AGGREGATE           MORTGAGE POOL BY
                                                                        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL
                                                    NUMBER OF               AS OF THE           BALANCE AS OF THE
LOAN PURPOSE                                      MORTGAGE LOANS          CUT-OFF DATE            CUT-OFF DATE
------------                                      --------------          ------------            ------------

Purchase
Cash-out Refinance
Rate/Term Refinance                                                                                           %

                                                --------------            ------------             ------------
        TOTALS                                                            $                                   %
                                                ==============            ============             ============







                       REMAINING TERMS TO STATED MATURITY


                                                                                               PERCENTAGE OF
                                                                          AGGREGATE           MORTGAGE POOL BY
                                                                      PRINCIPAL BALANCE     AGGREGATE PRINCIPAL
                                                   NUMBER OF              AS OF THE          BALANCE AS OF THE
MONTHS REMAINING                                 MORTGAGE LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------                                 --------------         ------------            ------------

                                                                                                            %
                                                --------------          ------------             ------------
        TOTALS                                                          $                                   %
                                                ==============          ============             ============






     The weighted average remaining term to stated maturity of the mortgage loans as of the Cut-off Date was approximately ___ months.

                      REMAINING TERMS TO EXPECTED MATURITY



                                                                                             PERCENTAGE OF
                                                                        AGGREGATE           MORTGAGE POOL BY
                                                                    PRINCIPAL BALANCE     AGGREGATE PRINCIPAL
                                                NUMBER OF               AS OF THE          BALANCE AS OF THE
MONTHS REMAINING                              MORTGAGE LOANS          CUT-OFF DATE            CUT-OFF DATE
----------------                              --------------          ------------            ------------



                                                --------------        ------------            ------------
        TOTALS                                                                                           %
                                                ==============        ============            ============




     The information set forth above is based on payments actually received (or scheduled to be received) on each mortgage loan as of the Cut-off Date. The weighted average remaining term to expected maturity of the mortgage loans as of the Cut-off Date was approximately ___ months.


                          TYPES OF MORTGAGED PROPERTIES


                                                                                               PERCENTAGE OF
                                                                          AGGREGATE           MORTGAGE POOL BY
                                                                      PRINCIPAL BALANCE     AGGREGATE PRINCIPAL
                                                    NUMBER OF             AS OF THE          BALANCE AS OF THE
PROPERTY TYPE                                    MORTGAGE LOANS         CUT-OFF DATE            CUT-OFF DATE
-------------                                    --------------         ------------            ------------

Single-family Detached


Cooperative Unit


Attached Planned Unit Development
Detached Planned Unit Development
Condominium
Two- to Four-Family Dwelling Unit

                                                --------------          ------------             ------------
        TOTALS                                                                                              %
                                                ==============          ============             ============






     Mortgage loans secured by cooperative units were made to finance or refinance the purchase of stock allocated to units in residential cooperative housing corporations.

                                    OCCUPANCY


                                                                                                   PERCENTAGE OF
                                                                           AGGREGATE             MORTGAGE POOL BY
                                                                       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                   NUMBER OF               AS OF THE             BALANCE AS OF THE
OCCUPANCY                                       MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
---------                                       --------------            ------------             ------------






                                                --------------            ------------             ------------
        TOTALS                                                                                                %
                                                ==============            ============             ============



     The information set forth above is based on representations by the mortgagors at the time of origination of the related mortgage loans.


                               LOAN DOCUMENTATION

                                                                                                      PERCENTAGE OF
                                                                              AGGREGATE             MORTGAGE POOL BY
                                                                          PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                   NUMBER OF                  AS OF THE             BALANCE AS OF THE
LOAN DOCUMENTATION                              MORTGAGE LOANS               CUT-OFF DATE             CUT-OFF DATE
------------------                              --------------               ------------             ------------





                                                --------------               ------------             ------------
        TOTALS                                                                                                   %
                                                ==============               ============             ============

                                          CREDIT SCORES


                                                                                                      PERCENTAGE OF
                                                                              AGGREGATE             MORTGAGE POOL BY
                                                                          PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                   NUMBER OF                  AS OF THE             BALANCE AS OF THE
CREDIT SCORE                                    MORTGAGE LOANS               CUT-OFF DATE             CUT-OFF DATE
------------                                    --------------               ------------             ------------





                                                --------------               ------------             ------------
        TOTALS                                                                                                   %
                                                ==============               ============             ============




     The Credit Scores of the mortgage loans as of the Cut-off Date ranged from ___ to ___ and the weighted average credit score of the mortgage loans as of the Cut-off Date was _________.

        At the date of issuance of the certificates, no mortgage loan will be delinquent more than 30 days or will have had more than one delinquency in excess of 30 days as to any Monthly Payment during the preceding twelve months.

        No zip code area contains greater than approximately ___% of the mortgaged properties.

        A Standard Hazard Insurance Policy is required to be maintained by the Mortgagor with respect to each Mortgage Loan in an amount equal to the maximum insurable value of the improvements securing such Mortgage Loan or the principal balance of such Mortgage Loan, whichever is less. See "Servicing of the Mortgage Loans--Hazard Insurance" in the Prospectus. No Mortgage Pool Insurance Policy, Special Hazard Insurance Policy or Mortgagor Bankruptcy Insurance will be maintained with respect to the mortgage pool, nor will any mortgage loan be insured by the FHA or guaranteed by the VA.

        The description in this prospectus supplement of the mortgage pool and the mortgaged properties is based upon the mortgage pool as presently constituted. Prior to the issuance of the certificates, mortgage loans may be removed from the mortgage pool if the Seller deems such removal necessary or appropriate. Other mortgage loans may be included in the mortgage pool prior to the issuance of the certificates unless including such mortgage loans would materially alter the characteristics of the mortgage pool as described herein. The information set forth herein is representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued. If any of the characteristics as of the Cut-Off Date of the mortgage loans on the date of initial issuance of the certificates vary materially from those described herein, revised information regarding such mortgage loans will be included in a Current Report on Form 8-K of the Seller that will be available to purchasers of the certificates at, and filed with the Securities and Exchange Commission within 15 days of, the initial delivery of the certificates. In any event, no more than 5% of the mortgage loans described herein will be removed from or added to the mortgage pool prior to the issuance of the certificates unless a revised prospectus supplement is delivered to prospective investors in the Offered Certificates.

                       PREPAYMENT AND YIELD CONSIDERATIONS

        The rate of principal payments on the Offered Certificates, the aggregate amount of each interest payment on the Offered Certificates (other than the [class A-P] certificates) and the yield to maturity of the Offered Certificates are related to the rate and timing of payments of principal on the underlying mortgage loans. The principal payments on such mortgage loans may be in the form of scheduled principal payments or prepayments (for this purpose, the term "prepayment" includes prepayments in full, curtailments and liquidations due to default, casualty, condemnation and the like, as well as repurchases by a mortgage loan seller). Any such prepayments will result in distributions to Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. In addition, because, for at least nine years after the issuance of the certificates, the Offered Class A Certificateholders [(other than the [class A-7] and [class A-P] certificateholders)] will be entitled to receive a percentage of certain amounts, including principal prepayments, which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have a greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, such certificates than if such Certificateholders were entitled only to their proportionate interest in such amounts. In general, the prepayment rate may be influenced by a number of factors, including general economic conditions and homeowner mobility.

        Mortgagors are permitted to prepay the mortgage loans, in whole or in part, at any time without penalty. The rate of payment of principal may also be affected by any repurchase of the mortgage loans as to which there has been a material breach of a representation or warranty or defect in documentation, or by a purchase by the Servicer of certain mortgage loans modified at the request of a mortgagor (including mortgagors with respect to which the Servicer has solicited such a request), or by the exercise by the Servicer of its right to purchase a defaulted mortgage loan. See "The Mortgage Pool--General" and "The Pooling and Servicing Agreement--Optional Termination." In such event, the repurchase price will be passed through to the Certificateholders as a prepayment of principal in the month following the month of such repurchase.

        The rate of prepayments with respect to mortgage loans on one- to four-family residences has fluctuated significantly in recent years. The Seller believes that in a fluctuating interest rate environment a predominant factor affecting the prepayment rate on a large pool of mortgage loans is the difference between the interest rates on the mortgage loans (giving consideration to the cost of any refinancing) and prevailing mortgage rates. In general, if mortgage interest rates were to fall below the interest rates on the mortgage loans, the rate of prepayment would be expected to increase. Conversely, in general, if mortgage interest rates were to rise above the interest rates on the mortgage loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Additionally, in general, mortgage loans having relatively high principal balances and/or relatively low loan-to-value ratios may be more likely to prepay than mortgage loans having relatively low principal balances and/or relatively high loan-to-value ratios. Therefore, if a mortgage pool consists of mortgage loans which generally have relatively high principal balances and relatively low loan-to-value ratios, the rate of prepayments with respect to such mortgage pool could be higher than would otherwise be the case. In addition, prepayments generally will also result from home sales by mortgagors and from foreclosures due to defaults on mortgage loans. There is no historical prepayment data available for the mortgage pool, and comparable data is not available because the mortgage loans do not constitute a representative sample of mortgage loans generally. In addition, historical data available with respect to mortgage loans underlying mortgage pass-through certificates issued by GNMA, FNMA or FHLMC may not be comparable to prepayments expected to be experienced by the mortgage pool, because the mortgage loans have characteristics which differ from mortgage loans underlying pass-through certificates issued by GNMA, FNMA and FHLMC.

        The timing of changes in the rate of prepayments on the mortgage loans may significantly affect the total distributions received, the date of receipt of such distributions and the actual yield to maturity to an investor in the Offered Certificates, even if the average rate of principal payments is consistent with an investor's expectations. Because the rate of distribution of principal of the certificates will be directly related to the actual amortization (including prepayments) of the mortgage loans, which may include mortgage loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the distributions of the Offered Certificates are likely to differ from those reflected in the following tables, even if all the mortgage loans prepay at the indicated percentages of the Prepayment Model. In addition, it is not likely that the mortgage loans will prepay at a constant rate until maturity or that all of the mortgage loans will prepay at the same rate. In general, the earlier a payment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. As a result, if principal payments occur at a rate higher (or lower) than the rate anticipated by an investor in the Offered Certificates during the period immediately following the issuance of the certificates, the effect on such investor's yield will not be equally offset by a subsequent like reduction (or increase) in the rate of principal payments. If an Offered Certificate is offered at a discount from its original principal amount and if the purchaser of such Offered Certificate calculates its yield to maturity based on a faster assumed rate of payment of principal than that actually received on such certificate, its actual yield to maturity will be lower than that so calculated. Conversely, if an Offered Certificate is offered at a premium to its original principal amount, and if the purchaser of such Offered Certificate calculates its yield to maturity based on a slower assumed rate of payment of principal than that actually received on such certificate, its actual yield to maturity will be lower than that so calculated and, under certain circumstances, such a purchaser may fail to recoup its initial investment. No assurances can be given as to the rate of payments on the mortgage loans.

        [The yield to investors in the class A-6 certificates will be highly sensitive to LIBOR and increases in LIBOR will have a negative effect on the yield to investors in the class A-6 certificates. Investors in the class A-6 certificates should consider the risk that a high rate of LIBOR will have a negative effect on the yield to such investors.]

        [Investors in the class A-7 certificates should be aware that because the class A-7 certificates are not expected to receive distributions of payments of principal prior to the Distribution Date occurring in [MONTH/YEAR] (unless the principal balances of the Non-PO Class A Certificates (other than the class A-7 certificates) have been reduced to zero), the weighted average life of the class A-7 certificates will be longer than would otherwise be the case, and the effect on the market value of the class A-7 certificates of changes in market interest rates or market yields for similar securities will be greater than for other classes of class A certificates entitled to such distributions.]

        If the aggregate principal balance of the Non-Offered Class B Certificates is reduced to zero, the yield to maturity on the class B-2 certificates will be extremely sensitive to losses on the mortgage loans (and the timing thereof), because the entire amount of any such losses (other than Excess Losses) which occur after the aggregate principal balance of the Non-Offered Class B Certificates has been reduced to zero will be allocable to the class B-2 certificates, as described herein. If the aggregate principal balance of the class B-2 certificates and the Non-Offered Class B Certificates is reduced to zero, the yield to maturity on the class B-1 certificates will be extremely sensitive to losses on the mortgage loans and the timing thereof because the entire amount of any such losses (other than Excess Losses) which occur after the aggregate principal balance of the class B-2 certificates and the Non-Offered Class B Certificates has been reduced to zero will be allocable to the class B-1 certificates, as described herein. If the aggregate principal balance of the class B certificates is reduced to zero, the yield to maturity on the class M certificates will be extremely sensitive to losses on the mortgage loans and the timing thereof because the entire amount of any such losses (other than Excess Losses) which occur after the aggregate principal balance of the class B certificates has been reduced to zero will be allocable to the class M certificates, as described herein. In addition, as described herein, for at least nine years after the issuance of the certificates or such lesser time as the class A certificates are outstanding, each class of Subordinated Certificates (defined herein), will be entitled to receive a percentage of certain amounts, including principal prepayments, which is generally less than their proportionate interest in the trust fund. See "Description of the Certificates--Subordinated Certificates and Shifting Interests."

        No assurance can be given as to the rate or timing of principal payments or prepayments on the mortgage loans. In addition, it is unlikely that prepayments on the mortgage loans will occur at a constant rate even if the average prepayment experience equals the indicated levels of the Prepayment Model.

        In the event of acceleration of mortgage loans as a result of enforcement of "due-on-sale" provisions in connection with transfers of the related mortgaged properties, the level of prepayments on the respective mortgage loans will be increased, thereby shortening the weighted average lives of the Offered Certificates. See "Yield, Maturity and Weighted Average Life Considerations" in the Prospectus.

        The yield to holders of the Offered Certificates will depend upon, among other things, the price at which such Offered Certificates are purchased and the amount of and rate at which principal, including both scheduled and unscheduled payments of principal, is paid to the respective Certificateholders.

        The yield to Certificateholders (other than the [class A-P] certificateholders) will be reduced by lags between the time interest income accrues to Certificateholders and the time the related interest income is received by Certificateholders. In addition, the yield to Certificateholders (other than the [class A-P] certificateholders) may be reduced as a result of Prepayment Interest Shortfalls (defined herein) to the extent described herein. See "The Pooling and Servicing Agreement--Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans."

        Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prepayment Model represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. A prepayment assumption of 100% of the Prepayment Model assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Model assumes a constant prepayment rate of 6.0% per annum. The tables set forth below are based on the assumption that the mortgage loans prepay at the indicated percentages of the Prepayment Model. Neither the Prepayment Model nor any other prepayment model purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage pool.

        The tables set forth below have been prepared on the basis of the characteristics of the mortgage loans that are expected to be included in the trust fund and the respective expected initial principal balances of the Offered Certificates. For purposes of preparation of the tables, it has been assumed that the mortgage loans included in the mortgage pool on the closing date have the actual characteristics of the mortgage loans described herein and that the Modeling Assumptions are true.

        Any discrepancy between the characteristics of the mortgage loans actually included in the trust fund and the characteristics of the mortgage loans expected to be so included may affect the percentages of the original principal balance outstanding set forth in the tables and the weighted average lives of the Offered Certificates. In addition, to the extent that the mortgage loans that actually are included in the trust fund have characteristics that differ from those assumed in preparing the following tables, the outstanding principal balance of any Offered Certificate will likely be reduced to zero earlier or later than indicated by the tables.

        Variations in actual prepayment experience and the principal balances of mortgage loans that prepay may increase or decrease the percentages of the original principal balances outstanding and the weighted average lives shown in the following tables. Such variations may occur even if the average prepayment experience of all such mortgage loans equals the indicated levels of the Prepayment Model. There is no assurance that the mortgage loans will prepay at any constant level of the Prepayment Model.

        Based on these assumptions, the following tables indicate the weighted average life of each class of Offered Certificates and set forth the percentages of the original principal balance of each class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Model.

        The weighted average lives of the Offered Certificates set forth on the following tables are determined by (i) multiplying the amount of each assumed principal distribution by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) summing the results and
(iii) dividing the sum by the total principal distribution on such certificates.

        NO ASSURANCE CAN BE GIVEN AS TO THE RATE OR TIMING OF PRINCIPAL PAYMENTS OR PREPAYMENTS ON ANY OF THE MORTGAGE LOANS.

      PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING AT THE RESPECTIVE
               PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW




                                                  CLASS A-1                                 CLASS A-2
   DISTRIBUTION DATE                  _%     ___%    ___%    ___%    ___%      _%     ___%    ___%    ___%     ___%
   -----------------                 ---     ----    ----    ----    ----      --     ----    ----    ----     ----
























   Weighted Average Life in
   years



      PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING AT THE RESPECTIVE
               PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW


                                                CLASS A-3                                  CLASS A-4
DISTRIBUTION DATE                  0%      ___%    ___%    ___%    ___%      _%       ___%     ___%    ___%     ___%
-----------------                  --      ----    ----    ----    ----      --       ----     ----    ----     ----

























Weighted Average Life in
years



      PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING AT THE RESPECTIVE
               PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW



                                            CLASS A-5                                   CLASS A-6
DISTRIBUTION DATE              _%      ___%     ___%    ___%    ___%      _%      ___%     ___%    ___%     ___%
-----------------              --      ----     ----    ----    ----      --      ----     ----    ----     ----





























Weighted Average Life in
years


      PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING AT THE RESPECTIVE
               PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW

                                          CLASS A-7                                   CLASS A-P
DISTRIBUTION DATE           _%       ___%     ___%    ___%    ___%      _%      ___%     ___%     ___%     ___%
-----------------           --       ----     ----    ----    ----      --      ----     ----     ----     ----





























Weighted Average
Life in years



      PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING AT THE RESPECTIVE
               PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW

                                              CLASS A-R                       CLASS M, CLASS B-1 AND CLASS B-2
DISTRIBUTION DATE              __%      ___%     ___%     ___%    ___%      _%      ___%     ___%     ___%    ___%
-----------------              ---      ----     ----     ----    ----      --      ----     ----     ----    ----






























Weighted Average Life in
years



YIELD CONSIDERATIONS WITH RESPECT TO THE CLASS A-P CERTIFICATES


        The yield to maturity of the class A-P certificates will be extremely sensitive to the rate and timing of principal payments (including prepayments, liquidations, repurchases and defaults) on the Discount Mortgage Loans (defined herein), which may fluctuate significantly from time to time. A slower rate of principal payments on the Discount Mortgage Loans than that anticipated by investors will have a material negative effect on the yield to maturity of the class A-P certificates. An investor should fully consider the associated risks, including the risk that a relatively slow rate of principal payments (including prepayments, liquidations, repurchases and defaults) on the Discount Mortgage Loans will have a material negative effect on the yield to an investor in the class A-P certificates. The Discount Mortgage Loans will have lower Net Mortgage Rates than the other mortgage loans. In general, mortgage loans with lower mortgage interest rates may tend to prepay at a slower rate of payment in respect of principal than mortgage loans with relatively higher mortgage interest rates in response to changes in market interest rates. As a result, the Discount Mortgage Loans may prepay at a slower rate of payment in respect of principal than the other mortgage loans, resulting in a lower yield on the class A-P certificates than would be the case if the Discount Mortgage Loans prepaid at the same rate as the other mortgage loans. As of the Cut-off Date, there were approximately __ Discount Mortgage Loans, with an aggregate outstanding principal balance of approximately
$_____________.

        The following table illustrates the significant effect that principal prepayments on the Discount Mortgage Loans have upon the yield to maturity of the class A-P certificates. The actual prices to be paid for the class A-P certificates have not been determined and will be dependent on the characteristics of the mortgage pool. The table shows the hypothetical pre-tax yields to maturity of the class A-P certificates, stated on a corporate bond equivalent basis, under five different prepayment assumptions based on the Prepayment Model described above. The table is based on the Modeling Assumptions and assumes further that the purchase price of the class A-P certificates is _____%.


                                  PRE-TAX YIELD

                                PREPAYMENT MODEL

        %              %               %              %             %
      ----           ----            ----           ----          ----

    ______%         ______%         ______%        ______%        ______%



        Any change in the composition of the mortgage pool from that assumed could substantially alter the information set forth in the table above. No assurances can be given as to the rate or timing of principal payments or prepayments on the Discount Mortgage Loans.

        The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the class A-P certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed offering price of _____% for the class A-P certificates. In all cases monthly rates are then converted to the corporate bond equivalent yields shown above. Implicit in the use of any discounted present value or internal rate of return calculation such as these is the assumption that intermediate cash flows are reinvested at the discount rate or internal rate of return. Thus, these calculations do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributed on the class A-P certificates. Consequently, these yields do not purport to reflect the return on any investment in the class A-P certificates when such reinvestment rates are considered.

        It is unlikely that the characteristics of the Discount Mortgage Loans will correspond exactly to those assumed in preparing the table above. The pre-tax yield of the class A-P certificates may therefore differ even if all the Discount Mortgage Loans prepay monthly at the assumed prepayment rate. In addition, it is highly unlikely that any Discount Mortgage Loan will prepay at a constant rate until maturity or that all the Discount Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments on the Discount Mortgage Loans may affect significantly the total distributions received, the date of receipt of such distributions and the actual yield received by a holder of a class A-P certificate even if the average rate of principal prepayments on the Discount Mortgage Loans is consistent with an investor's expectations.

        The Seller makes no representation that any of the mortgage loans will prepay in the manner or at any of the rates assumed in the tables set forth above. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Offered Certificates. Since the rate of principal payments (including prepayments) and repurchases on the mortgage loans will significantly affect the yield to maturity on the Offered Certificates, prospective investors are urged to consult their investment advisors as to both the anticipated rate of future principal payments (including prepayments) on the mortgage loans and the suitability of the Offered Certificates to their investment objectives.

        The Seller intends to file certain additional yield tables and other computational materials with respect to one or more classes of Offered Certificates with the Securities and Exchange Commission in a Report on Form 8-K. See "Incorporation of Certain Documents By Reference" in the Prospectus. Such tables and materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. Such tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                      CHASE MANHATTAN MORTGAGE CORPORATION

        Chase Manhattan Mortgage Corporation is a New Jersey corporation, formed in 1920. It is a wholly owned indirect subsidiary of Chase Manhattan Bank USA, National Association. Chase Manhattan Mortgage Corporation is engaged in the mortgage origination and servicing businesses. Chase Manhattan Mortgage Corporation is a HUD-approved mortgagee. Chase Manhattan Mortgage Corporation is subject to supervision, examination and regulation by the Office of the Comptroller of the Currency and various state regulatory bodies. The address of Chase Manhattan Mortgage Corporation is 343 Thornall Street, Edison, New Jersey 08837 and
its telephone number is (732) 205-0600. Chase Manhattan Mortgage
Corporation makes loans in all 50 states and the District of Columbia primarily for the purpose of enabling borrowers to purchase or refinance residential real property, secured by first liens on such property. Chase Manhattan Mortgage Corporation's real estate loans primarily are made to homeowners based on the security of one- to four-family residences.

        Loan Delinquency, Foreclosure and Loss Experience. The recent loan delinquency and loan foreclosure experience of Chase Manhattan Mortgage Corporation as servicer of first mortgage loans secured by one- to four-family residential properties which were originated by or for Chase Manhattan Mortgage Corporation (exclusive of any such mortgage loans as to which master servicing or subservicing arrangements exist) (expressed as percentages of the total portfolio of such loans as of such date) was as follows:





                               -----------------------------------------------------------------------------------------
                                    AS OF MARCH 31,                               AS OF DECEMBER 31,
                               ---------------------------     ---------------------------------------------------------
                                          2000                            1999                          1998
                               ---------------------------     ----------------------------   --------------------------
                                   BY             BY               BY               BY            BY             BY
                                 NUMBER         PRINCIPAL        NUMBER          PRINCIPAL      NUMBER         PRINCIPAL
  PERIOD OF DELINQUENCY         OF LOANS        BALANCE         OF LOANS          BALANCE      OF LOANS        BALANCE
---------------------------    ------------    -----------     -----------     ------------   -----------   ------------
30 to 59 days                     2.42%           2.05%           3.04%           2.55%         3.31%            2.74%
60 to 89 days                     0.54            0.46            0.72            0.60          0.80             0.65
90 days or more                   0.46            0.42            0.58            0.58          0.61             0.50
                                  -----           -----           -----           -----         -----            -----
     Total                        3.42%           2.93%           4.34%           3.73%         4.72%            3.89%
                                  =====           =====           =====           =====         =====            =====
Foreclosure                       1.36%           1.14%           1.27%           1.05%         1.51%            1.24%




        The following table presents, for the portfolio of mortgage loans originated by or for Chase Manhattan Mortgage Corporation which are owned by The Chase Manhattan Bank or its affiliates, the net gains (losses) as a percentage of the average principal amount of such portfolio on the disposition of properties acquired in foreclosure or by deed-in-lieu of foreclosure during the periods indicated.



                                                         THREE MONTH PERIOD ENDED                  YEAR ENDED
                                                              MARCH 31, 2000                    DECEMBER 31, 1999
                                                      --------------------------------    ------------------------------
                                                           (DOLLARS IN MILLIONS)              (DOLLARS IN MILLIONS)
Average portfolio principal amount                                $28,537                            $25,321



                                                         THREE MONTH PERIOD ENDED                  YEAR ENDED
                                                              MARCH 31, 2000                    DECEMBER 31, 1999
                                                      --------------------------------    ------------------------------

Net gains (losses)                                               (0.005%)                            (0.07%)



        Losses are defined as unrealized losses on properties acquired in foreclosure or by deed-in-lieu of foreclosure and proceeds from sale less outstanding book balance (after recognition of such unrealized losses) less certain capitalized costs related to disposition of the related property (exclusive of accrued interest). If accrued interest were included in the calculation of losses, the level of losses could substantially increase.

        There can be no assurance that the delinquency, foreclosure and loss experience on the mortgage loans will correspond to the delinquency, foreclosure and loss experience set forth in these tables. In general, during periods in which the residential real estate market is experiencing an overall decline in property values such that the principal balances of the mortgage loans and any secondary financing on the related mortgaged properties become equal to or greater than the value of the related mortgaged properties, rates of delinquencies, foreclosure and losses could be significantly higher than might otherwise be the case. In addition, adverse economic conditions (which may affect real property values) may affect the timely payment by mortgagors of Monthly Payments, and accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool.

        Underwriting Policies. The following is a description of the underwriting policies customarily employed by Chase Manhattan Mortgage Corporation with respect to residential mortgage loans which it originated during the period of origination of the mortgage loans. Chase Manhattan Mortgage Corporation has represented to the Seller that the mortgage loans were originated generally in accordance with such policies.

        Chase Manhattan Mortgage Corporation's real estate lending process for one- to four-family residential mortgage loans follows procedures established to comply with applicable federal and state laws and regulations. Chase Manhattan Mortgage Corporation's underwriting standards are designed to evaluate a borrower's credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral.

        The mortgage loans were originated in a manner generally consistent, except as to loan amounts, with FNMA or FHLMC published underwriting guidelines. Chase Manhattan Mortgage Corporation believes that each mortgage loan originated in such a manner generally meets the credit, appraisal and underwriting standards described in such published underwriting guidelines, except for the original principal balances of such mortgage loans. Initially, a prospective borrower is required to fill out an application designed to provide pertinent information about the borrower's assets, liabilities, income and credit, the property to be financed and the type of loan desired. Chase Manhattan Mortgage Corporation obtains a credit report which summarizes the prospective borrower's credit history with merchants, lenders and other creditors reporting such information as well as matters of public record. In addition, Chase Manhattan Mortgage Corporation verifies employment, income and assets. Self-employed prospective borrowers are generally required to submit their federal income tax returns for the last two years and in certain cases a separate statement of income and expenses independently verified by a third party.

        Under Chase Manhattan Mortgage Corporation's Limited Documentation Program, written verification of the borrower's income is not required. In order to qualify for the program, the borrower must satisfy a 25% down-payment requirement from their own assets. These assets are verified through bank statements and may be supplemented by third-party verification. A residential mortgage credit report, or "in file" report, is obtained and reviewed to determine the borrower's repayment history. The maximum loan-to-value ratio of any mortgage loan originated under this program is approximately 75% (65% for "cash out" refinancings).

        Once the necessary information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed loan and other expenses related to the residence (such as property taxes and insurance) as well as to meet other financial obligations and monthly living expenses. For loans with a loan-to-value ratio of 80% or less, Chase Manhattan Mortgage Corporation's lending guidelines require that all current fixed obligations of the borrower (including mortgage payments based on Chase Manhattan Mortgage Corporation's mortgage rates at the time of the application and other expenses related to the residence) generally may not exceed 40% of the borrower's gross income in the case of a borrower with income of under $75,000, 42% of the borrower's gross income in the case of a borrower with income of between $75,000 and $150,000 and 44% of the borrower's gross income in the case of a borrower with income in excess of $150,000. For loans with a loan-to-value ratio between 80.01% and 90%, Chase Manhattan Mortgage Corporation's lending guidelines require that the mortgage payments (based on Chase Manhattan Mortgage Corporation's mortgage rates at the time of application) plus applicable real property taxes, any condominium common charges and hazard insurance, generally may not exceed 33% of the borrower's gross income and that all monthly payments, including those mentioned above and other fixed obligations, such as car payments, generally may not exceed 38% of the borrower's gross income. For loans with a loan-to-value ratio between 90.01% and 95%, Chase Manhattan Mortgage Corporation's lending guidelines require that the mortgage payments (based on Chase Manhattan Mortgage Corporation's mortgage rates at the time of application) plus applicable real property taxes, any condominium common charges and hazard insurance, generally may not exceed 28% of the borrower's gross income and that all monthly payments, including those mentioned above and other fixed obligations, such as car payments, generally may not exceed 36% of the borrower's gross income. Other credit considerations may cause Chase Manhattan Mortgage Corporation to depart from these guidelines in certain cases. Where there are two individuals signing the mortgage note, the income and debts of both are included in the computation.

        Chase Manhattan Mortgage Corporation requires an appraisal to be made of each property to be financed. The appraisal is conducted by an independent fee appraiser who visits the property and estimates its market value. The independent appraisers do not receive any compensation dependent upon either the amount of the loan or its consummation. In normal practice, the lower of purchase price or appraised value determines the maximum amount which will be lent on the property.

        From time to time, exceptions and/or variances to Chase Manhattan Mortgage Corporation's underwriting policies may be made. Such exceptions and/or variances may be made only if specifically approved on a loan-by-loan basis by certain credit personnel of Chase Manhattan Mortgage Corporation who have the authority to make such exceptions and/or variances. Exceptions and/or variances may be made only after careful consideration of certain mitigating factors such as borrower capacity, liquidity, employment and residential stability and local economic conditions.

        Chase Manhattan Mortgage Corporation obtains a search of the liens of record to which the property being financed is subject at the time of origination. Title insurance is required in the case of all mortgage loans.

     [Servicing Activities. As of March 31, 2000, Chase Manhattan Mortgage Corporation serviced approximately $325 billion of one- to four-family residential mortgage loans.]

                       THE POOLING AND SERVICING AGREEMENT

        The certificates will be issued under the agreement. The following summaries, together with the summaries set forth under "The Pooling and Servicing Agreement" in the accompanying Prospectus, describe the material provisions of the agreement. The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreement. Where particular provisions or terms used in the agreement are referred to, such provisions or terms are as specified in the agreement. See "The Pooling and Servicing Agreement" in the Prospectus.


ASSIGNMENT OF MORTGAGE LOANS


        The Seller will cause the mortgage loans to be assigned to the trustee, together with the rights to all principal and interest due on or with respect to the mortgage loans after the Cut-off Date other than interest accrued on the mortgage loans prior to the Cut-off Date. The [Chase Manhattan Bank], as authenticating agent, will, concurrently with that assignment, authenticate and deliver the certificates. Each mortgage loan will be identified in the Mortgage Loan Schedule. The Mortgage Loan Schedule will specify, among other things, with respect to each mortgage loan, the original principal balance and the unpaid principal balance as of the close of business on the Cut-off Date; the Monthly Payment; the months remaining to stated maturity of the mortgage note; and the mortgage rate.

        In addition, the Seller will, as to each mortgage loan, deliver or cause to be delivered to the trustee the mortgage note (together with all amendments and modifications thereto) endorsed without recourse to the trustee or its designee, the original or a certified copy of the mortgage (together with all amendments and modifications thereto) with evidence of recording indicated thereon and an original or certified copy of an assignment of the mortgage in recordable form. The Seller will cause the assignments to be recorded in the appropriate public records.


SERVICING


        The mortgage loans will be serviced by the Servicer generally in accordance with procedures described in the accompanying prospectus under the headings "Servicing of the Mortgage Loans" and "Description of the Certificates."

        When any mortgaged property is conveyed by the mortgagor, the Servicer generally will enforce any "due-on-sale" clause contained in the mortgage loan, to the extent permitted under applicable law and governmental regulations. Acceleration of mortgage loans as a result of enforcement of such "due-on-sale" provisions in connection with transfers of the related mortgaged properties will affect the level of prepayments on the mortgage loans, thereby affecting the weighted average lives and yields to maturity of the Offered Certificates. See "Prepayment and Yield Considerations" herein and "Yield, Maturity and Weighted Average Life Considerations" in the Prospectus. The terms of the mortgage loans or applicable law, however, may provide that the Servicer is prohibited from exercising the "due-on-sale" clause if information is submitted so as to evaluate the intended buyer as if a new loan were being made to the buyer and it can reasonably be determined that the security under the related mortgage note will not be impaired by the assumption of the mortgage loan and that the risk of a breach of any covenant in the mortgage note is acceptable. Upon any such assumption, a fee equal to a specified percentage of the outstanding principal balance of the mortgage loan is typically required, which sum will be retained by the Servicer as additional servicing compensation.


SERVICING COMPENSATION AND PAYMENT OF EXPENSES


        The Servicer will be paid the Servicing Fee. The Servicer is obligated to pay certain ongoing expenses associated with the mortgage pool and incurred by the Servicer in connection with its responsibilities under the agreement. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in the prospectus for information regarding other possible compensation to the Servicer and for information regarding expenses payable by the Servicer.


ADJUSTMENT TO SERVICING FEE IN CONNECTION WITH PREPAID MORTGAGE LOANS


        When a mortgagor makes a full or partial principal prepayment of a mortgage loan between Due Dates, the mortgagor generally is required to pay interest on the principal balance of a mortgage loan only to the date of prepayment. In order to minimize any resulting Prepayment Interest Shortfall, the aggregate amount of the Servicing Fee will be reduced to the extent necessary to include an amount in payments to the holders of the Offered Certificates equal to a full month's interest payment at the applicable Net Mortgage Rate with respect to such prepaid mortgage loan; provided, however, that such reductions in the Servicing Fee will be made only up to the product of [(i) one-twelfth of 0.125% and (ii) the aggregate scheduled principal balance of the mortgage loans with respect to the related Distribution Date]. Any Non-Supported Interest Shortfall will be allocated on such Distribution Date pro rata among the outstanding classes of certificates (including the class A-X certificates) based upon the amount of interest which each such class would otherwise be paid on such Distribution Date and will consequently reduce the yield on the applicable classes of certificates. Any principal prepayment, together with a full month's interest thereon at the applicable Net Mortgage Rate (to the extent described in this paragraph), will be paid on the Distribution Date in the month following the month in which the last day of the related Principal Prepayment Period occurred. See "Yield, Maturity and Weighted Average Life Considerations" in the Prospectus.


PAYMENTS ON MORTGAGE LOANS; COLLECTION ACCOUNT; CERTIFICATE ACCOUNT


        The agreement provides that the Servicer for the benefit of the Certificateholders shall establish and maintain the Collection Account, into which the Servicer is generally required to deposit or cause to be deposited on a daily basis the payments and collections described in "The Pooling and Servicing Agreement--Payments on mortgage loans; Certificate Account" in the prospectus, except that the Servicer may deduct its Servicing Fee and any expenses of liquidating defaulted mortgage loans or property acquired in respect of defaulted mortgage loans. The agreement permits the Servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more investments acceptable to [RATING AGENCY] and [RATING AGENCY] (as provided in the agreement) that mature, unless payable on demand, no later than the Servicer Remittance Date. The Servicer will be entitled to all income and gain realized from any such investment, and such income and gain will be subject to withdrawal by the Servicer from time to time. The Servicer will be required to deposit the amount of any losses incurred in respect of any such investments out of its own funds as such losses are realized.

        The trustee will be obligated to establish the Certificate Account, into which the Servicer will deposit or cause to be deposited on the Servicer Remittance Date the Available Distribution Amount (including any Advances with respect to such Servicer Remittance Date) for the related Distribution Date, together with certain other amounts specified in the agreement. Subject to the restrictions set forth in the agreement, the trustee is permitted to direct the investment of funds in the Certificate Account. Any such investments are required to mature, unless payable on demand, no later than the related Distribution Date. The trustee will be entitled to all income and gain realized from any such investment, and such income and gain will be subject to withdrawal by the trustee from time to time. The trustee will be required to deposit the amount of any losses incurred in respect of any such investments out of its own funds as such losses are realized.


ADVANCES


        In the event that any mortgagor fails to make any payment of principal or interest required under the terms of a mortgage loan, the Servicer will advance the entire amount of such payment, net of the applicable Servicing Fee, less the amount of any such payment that the Servicer reasonably believes will not be recoverable out of liquidation proceeds or otherwise.

The amount of any scheduled payment required to be advanced by the Servicer will not be affected by any agreement between the Servicer and a mortgagor providing for the postponement or modification of the due date or amount of such scheduled payment. The Servicer will be entitled to reimbursement for any such advance from related late payments on the mortgage loan as to which such advance was made. Furthermore, in the event that any mortgage loan as to which an advance has been made is foreclosed while in the trust fund, the Servicer will be entitled to reimbursement for such advance from related liquidation proceeds or insurance proceeds prior to payment to Certificateholders of the related mortgage pool of the Scheduled Principal Balance of such mortgage loan.

        If the Servicer makes a good faith judgment that all or any portion of any advance made by it with respect to any mortgage loan is a Non-recoverable Advance, the Servicer will so notify the trustee and the Servicer will be entitled to reimbursement for such Non-recoverable Advance from recoveries on all other unrelated mortgage loans included in the related mortgage pool. The Servicer's judgment that it has made a Non-recoverable Advance with respect to any mortgage loan will be based upon its assessment of the value of the related mortgaged property and such other facts and circumstances as it may deem appropriate in evaluating the likelihood of receiving liquidation proceeds, net of expenses, equal to or greater than the aggregate amount of unreimbursed advances made with respect to such mortgage loan.


TRUSTEE


        The trustee for the certificates offered hereby will be [TRUSTEE], a __________. The Servicer will pay to the trustee a fee in consideration for its services as trustee under the agreement. [The trustee will appoint Chase as certificate registrar and authenticating agent. Chase's office for such purposes is 450 West 33rd Street, New York, New York 10001.]


OPTIONAL TERMINATION


        The Servicer may, on any Distribution Date, repurchase from the trust fund all mortgage loans remaining outstanding at such time as the aggregate unpaid principal balance of such mortgage loans is less than [10%] of the aggregate unpaid scheduled principal balance of the mortgage pool on the Cut-off Date. The repurchase price will equal the greater of (A) the sum of (i) the unpaid principal amount of such mortgage loans (other than any such mortgage loans as to which the related mortgaged properties have been acquired and whose fair market values are included in clause (ii) below), plus accrued interest thereon at the Remittance Rate to the next Due Date and (ii) the fair market value of any such acquired properties (as determined by an appraisal to be conducted by an appraiser selected by the trustee), in each case less any unreimbursed Advances made with respect to such mortgage loans and (B) the outstanding principal balance of the Offered Certificates plus accrued interest thereon at the Remittance Rate. Upon any such repurchase, the Offered Certificateholders will receive the outstanding principal balance of the Offered Certificates plus accrued interest thereon at their respective Certificate Rates. Such amounts will be distributed to Certificateholders on the Distribution Date in the month following the month of repurchase.

SPECIAL SERVICING AGREEMENTS


        The agreement may permit the Servicer to enter into a special servicing agreement with an unaffiliated holder of a class of class B certificates or of a class of securities representing interests in the class B certificates and/or other subordinated mortgage pass-through certificates. Under a special servicing agreement, such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent mortgage loans. Such commencement or delay at such holder's direction will be taken by the Servicer only after such holder deposits a specified amount of cash with the Servicer. Such cash will be available for distribution to Certificateholders if liquidation proceeds are less than the outstanding principal balance of the related mortgage loan.

                         DESCRIPTION OF THE CERTIFICATES

        The certificates will be issued under the agreement. A copy of the agreement will be attached as an exhibit to the Current Report on Form 8-K of the Seller that will be available to purchasers of the certificates at, and will be filed with the Securities and Exchange Commission within 15 days of, the initial delivery of the certificates. Reference is made to the prospectus for additional information regarding the terms and conditions of the agreement. The approximate initial principal amount of the Offered Certificates will be $___________, subject to a permitted variance of plus or minus 5%. Any difference between the aggregate principal balance of the certificates as of the date of issuance of the certificates and the approximate aggregate initial principal balance of the certificates as of the date of this prospectus supplement will be allocated among the various classes of certificates so as to retain materially the characteristics of the various classes described in this prospectus supplement.

        The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the agreement. When particular provisions or terms used in the agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.


GENERAL


        Initially, the class A certificates will evidence in the aggregate a beneficial interest of approximately _____% in the aggregate principal balance of the mortgage loans in the trust fund, which we refer to as the Class A Percentage, the class M certificates will evidence a beneficial interest of approximately ____% in the aggregate principal balance of the mortgage loans in the trust fund, which we refer to as the Class M Percentage, the class B-1 certificates will evidence a beneficial interest of approximately ____% in the aggregate principal balance of the mortgage loans in the trust fund, which we refer to as the Class B-1 Percentage, the class B-2 certificates will evidence in the aggregate a beneficial interest of approximately ____% in the aggregate principal balance of the mortgage loans in the trust fund, which we refer to as the Class B-2 Percentage and the Non-Offered Class B Certificates will evidence in the aggregate the remaining beneficial interest in the aggregate principal balance of the mortgage loans in the trust fund, which we refer to as the Non-Offered Class B Percentage. Initially, the Non-Offered Class B Percentage will be approximately ____%. The Class A Percentage, the Class M Percentage, the Class B-1 Percentage and the Class B-2 Percentage will vary from time to time to the extent that the respective class A, class M, class B-1 or class B-2 certificateholders do not receive amounts due to them on any Distribution Date, losses are realized on the mortgage loans, or principal prepayments are made or certain other unscheduled amounts of principal are received in respect of the mortgage loans. See "Description of the Certificates-- Subordinated Certificates and Shifting Interests." The class A-X certificates and the Non-Offered Class B Certificates will be sold or otherwise transferred to a limited number of institutional investors (which may include one or more affiliates of the Seller) and are not offered hereby.


     The following table sets forth the original certificate form, the minimum denomination and the incremental denomination of the Offered Certificates.


                                                 ORIGINAL                             MINIMUM               INCREMENTAL
                 CLASS                       CERTIFICATE FORM                    DENOMINATION              DENOMINATION
                 -----                       ----------------                    ------------              ------------

Classes [A-1, A-2, A-3, A-4, A-5, A-6,
   A-7 and A-P]                           Book-Entry                                  $______                    $1,000
Class A-R                                 Definitive                                     $100                       N/A
Classes M, B-1 and B-2                    Definitive                                 $_______                    $1,000



        The [class A-R, class M, class B-1 and class B-2 certificates], as well as other Definitive Certificates, if any, will be transferable and exchangeable at the Corporate Trust Office. No service charge will be made for any registration or transfer of Offered Certificates, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge in connection with such transfer. The Offered Certificates, other than the class A-R, class M, class B-1 and class B-2 certificates will be represented initially by one or more physical certificates registered in the name of Cede & Co. as the nominee of DTC. No Certificate Owner will be entitled to receive a certificate representing such person's interest in the trust fund, except as set forth below under "Description of the Certificates-Definitive Certificates." Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by the Book-Entry Certificateholders shall refer to actions taken by DTC upon instructions from its Participants and all references herein to distributions, notices, reports and statements to the Book-Entry Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures. See "Description of the Certificates Book-Entry Registration."

        The rate of principal payments of the certificates will depend on the rate of principal payments of the mortgage loans (including prepayments, defaults, delinquencies and liquidations) which, in turn, will depend on the characteristics of the mortgage loans, the level of prevailing interest rates and other economic factors, and no assurance can be given as to the actual payment experience. The principal balance or notional amount, as applicable, of each class of certificates may be reduced to zero earlier or later than its Final Scheduled Distribution Date.


BOOK-ENTRY REGISTRATION


        DTC is a limited purpose trust company organized under the laws of the State of New York and is a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Indirect access to the DTC system also is available to Indirect Participants.

        Certificate Owners that are not Participants or Indirect Participants and that desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, Certificate Owners will receive all distributions of principal and interest on the Book-Entry Certificates through a Participant or an Indirect Participant. Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Certificate Owners directly or through an Indirect Participant. It is anticipated that the only "Certificateholder" of a Book-Entry Certificate will be Cede, as nominee of DTC. Certificate Owners will not be recognized by the trustee as Certificateholders, as such term is used in the agreement, and Certificate Owners will be permitted to exercise the rights of Book-Entry Certificateholders only indirectly through DTC and its Participants.

        Under the Rules, DTC will be required to make book-entry transfers of Book-Entry Certificates among Participants and to receive and transmit distributions of principal of, and interest on, Book-Entry Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess physical certificates, the Rules provide a mechanism by which Participants and Certificate Owners will receive payments and will be able to transfer their interests.

        Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, and on behalf of certain banks, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such certificates, may be limited due to the absence of physical certificates for such certificates.

        DTC has advised the Seller that it will take any action permitted to be taken by a Certificateholder under the agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Seller that it will take such action where the consent of specified percentages of the Offered Certificates is required under the agreement only at the direction of and on behalf of Participants whose interests represent such specified percentages. DTC may take conflicting actions on behalf of other Participants.

        Neither the Seller, the Servicer nor the trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the

Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


DEFINITIVE CERTIFICATES


        The [class A-R, class M, class B-1 and class B-2] certificates will be issued as Definitive Certificates. The Book-Entry Certificates will only be issued in fully registered, certificated form to Certificate Owners or their nominees, rather than to DTC or its nominee, if (i) the Seller advises the Servicer in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller, at its option, elects to terminate the book-entry system through DTC.

        Upon the occurrence of either event described in the immediately preceding paragraph, the trustee is required to notify DTC which in turn will notify all Certificate Owners through Participants of the availability of Definitive Certificates in exchange for Book-Entry Certificates. Upon surrender by Cede, as nominee of DTC, of the definitive certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the trustee or its agent will reissue the Book-Entry Certificates as Definitive Certificates to Certificate Owners.


RESTRICTIONS ON TRANSFER OF THE CLASS A-R, CLASS M AND OFFERED CLASS B CERTIFICATES


        The class A-R certificate will be subject to the following restrictions on transfer, and the class A-R certificate will contain a legend describing such restrictions.

        The REMIC provisions of the Code impose certain taxes on transferors of residual interests to, or agents that acquire residual interests on behalf of, Disqualified Organizations and certain Pass-Through Entities that have Disqualified Organizations as beneficial owners. No tax will be imposed on a Pass-Through Entity (other than an "electing large partnership" as defined in the Code) with respect to the class A-R certificate to the extent it has received an affidavit from the owner thereof that such owner is not a Disqualified Organization or a nominee for a Disqualified Organization. The agreement will provide that no legal or beneficial interest in the class A-R certificate may be transferred to or registered in the name of any person unless
(1) the proposed purchaser provides to the trustee an affidavit to the effect that, among other items, such transferee is not a Disqualified Organization and is not purchasing the class A-R certificate as an agent for a Disqualified Organization (i.e., as a broker, nominee, or other middleman thereof) and (2) the transferor states in writing to the trustee that it has no actual knowledge that such affidavit or letter is false. Further, such affidavit or letter requires the transferee to affirm that it:

     * historically has paid its debts as they have come due and intends to do so in the future;

     * understands that it may incur tax liabilities with respect to the class A-R certificate in excess of cash flows generated thereby;

     * intends to pay taxes associated with holding the class A-R certificate as such taxes become due and;

     * will not transfer the class A-R certificate to any person or entity that does not provide a similar affidavit or letter.

        In addition, the class A-R certificate may not be purchased by or transferred to any person that is not a "U.S. Person," unless (i) such person holds such class A-R certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the trustee with an effective Internal Revenue Service Form 4224 or (ii) the transferee delivers to both the transferor and the trustee an opinion of a nationally recognized tax counsel to the effect that such transfer of the class A-R certificate will not be disregarded for federal income tax purposes.

        The agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information. See "Federal Income Tax Consequences--REMIC Certificates; --Income from Residual Certificates; --Taxation of Certain Foreign Investors; --Transfers of Residual Certificates; --Servicing Compensation and Other REMIC Pool Expense" in the Prospectus.

        The class A-R certificate may not be purchased by or transferred to a Plan or a person acting on behalf of or investing the assets of a Plan. See "ERISA Considerations" herein and in the Prospectus.

        Because the class M and Offered Class B Certificates are subordinated to the class A certificates, the class M certificates and the Offered Class B Certificates may not be transferred unless the transferee has delivered (i) a representation letter to the trustee stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of Plan to effect such purchase or (b) subject to the conditions described herein, that the source of funds used to purchase the class M or Offered Class B Certificates in an "insurance company general account" or (ii) an opinion of counsel and such other documentation as described herein under "ERISA Considerations." See "ERISA Considerations" herein and in the Prospectus.


DISTRIBUTIONS TO CERTIFICATEHOLDERS


        Distributions of principal and interest on the certificates will be made on the Distribution Dates, beginning [DATE], to the persons in whose names the certificates are registered on the Record Date. Distributions will be made to each class as described below and on a pro rata basis among the certificates of each class. Distributions of principal and interest on the Book-Entry Certificates will initially be made by the trustee directly to Cede & Co. by wire transfer. Distributions with respect to the class A-R, class M, class B-1 and class B-2 certificates and, upon the issuance of Definitive Certificates to persons other than Cede, distributions of principal and interest on such Definitive Certificates will be made by the trustee directly to holders in whose names such certificates were registered at the close of business on the related Record

Date. Such distributions will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register, or, upon written request to the trustee delivered at least ten business days prior to the first Distribution Date for which distribution by wire transfer is to be made, by a holder of an Offered Certificate having an original aggregate principal balance of at least $5,000,000 (or by a holder which holds all of the certificates of a class), by wire transfer to such Certificateholder, except that the final distribution in retirement of certificates will be made only upon presentation and surrender of the certificates at the office or agency of the trustee specified in the final distribution notice to Certificateholders.

        Principal received or advanced as part of a regularly scheduled monthly payment on each mortgage loan will be passed through monthly on the Distribution Date occurring in the month in which the related Due Date occurs. The Non-PO Class A Certificateholders will be entitled to an amount equal to the Non-PO Class A Percentage of the applicable Non-PO Percentage of scheduled principal amounts due or advanced with respect to each mortgage loan. Principal prepayments and certain other unscheduled amounts of principal received during a Principal Prepayment Period will be passed through on the Distribution Date occurring in the month following the month of receipt. The Non-PO Class A Certificateholders will be entitled to an amount equal to the Non-PO Class A Prepayment Percentage of the applicable Non-PO Percentage of such unscheduled amounts of principal.

        The aggregate amount available for distribution to Certificateholders on each Distribution Date will be the Available Distribution Amount.

        On each Distribution Date, the Available Distribution Amount will be allocated among the classes of certificates and distributed to the holders of record thereof as of the related Record Date as follows:

        [first, to each class of Non-PO Class A Certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        second, concurrently (i) to the Non-PO Class A Certificates, up to the Non-PO Class A Optimal Principal Amount (allocated among such classes as described below under "--Principal (Including Prepayments)--Allocation of the Non-PO Class A Optimal Principal Amount"), and (ii) to class A-P certificates, the applicable PO Percentage (defined herein) of all principal received on or in respect of each Discount Mortgage Loan;

        third, to the class A-P certificates, the Class A-P Shortfall Amount (defined herein); provided, however, that any amounts distributed pursuant to this paragraph third will not cause a further reduction in the principal balance of class A-P;

        fourth, to the class M certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        fifth, to the class M certificates, in an amount up to the portion of the Subordinated Optimal Principal Amount allocable to the class M certificates as described below under

"--Principal (Including Prepayment)--Allocation of the Subordinated Optimal Principal Amount";

        sixth, to the class B-1 certificates the sum of (i) the Interest Accrual Amount with respect such class and (ii) any Interest Shortfall with respect to such class;

        seventh, to the class B-1 certificates, in an amount up to the portion of the Subordinated Optimal Principal Amount allocable to the class B-1 certificates as described below under "--Principal (Including
Prepayments)--Allocation of the Subordinated Optimal Principal Amount";

        eighth, to the class B-2 certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        ninth, to the class B-2 certificates, in an amount up to the portion of the Subordinated Optimal Principal Amount allocable to the class B-2 certificates as described below under "--Principal (Including
Prepayments)--Allocation of the Subordinated Optimal Principal Amount";

        tenth, to the class B-3 certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        eleventh, to the class B-3 certificates, in an amount up to the portion of the Subordinated Optimal Principal Amount allocable to the class B-3 certificates as described below under "--Principal (Including
Prepayments)--Allocation of the Subordinated Optimal Principal Amount";

        twelfth, to the class B-4 certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        thirteenth, to the class B-4 certificates, in an amount up to the portion of the Subordinated Optimal Principal Amount allocable to the class B-4 certificates as described below under "--Principal (Including
Prepayments)--Allocation of the Subordinated Optimal Principal Amount";

         fourteenth, to the class B-5 certificates, the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class;

        fifteenth, to the class B-5 certificates, in an amount up to the po ion of the Subordinated Optimal Distribution Amount allocable to the class B-5 certificates as described below under "--Principal (Including
Prepayments)--Allocation of the Subordinated Optimal Principal Amount"; and

        sixteenth, to the class A-R certificate, the remaining portion, if any (which is expected to be zero), of the Available Distribution Amount for such Distribution Date.]

        The class A-P certificates will not be entitled to receive interest and will be entitled to receive principal with respect to the Discount Mortgage Loans only. The class A-X certificates will not be entitled to receive principal and will be entitled to receive interest with respect to the Non-Discount Mortgage Loans only.

INTEREST

        On each Distribution Date, interest will be payable to each class (other than the class A-P certificates) in an amount equal to the sum of (i) the Interest Accrual Amount with respect to such class and (ii) any Interest Shortfall with respect to such class.

        [Interest will accrue on the class A-5 and class A-6 certificates at their respective Certificate Rates during the calendar month preceding the month of the related Distribution Date (each such period, an " Interest Accrual Period"). Such Certificate Rates will be calculated as follows:

        (i) the Certificate Rate on the class A-5 certificates with respect to the first Distribution Date will be ______%, and as to any Distribution Date thereafter, the Certificate Rate on the class A-5 certificates will equal the lesser of (A) ____% plus LIBOR (as determined below) and (B) ____%.

        (ii) the Certificate Rate on the class A-6 certificates with respect to the first Distribution Date will be ________%, and as to any Distribution Date thereafter, the Certificate Rate on the class A-6 certificates will equal the lesser of (A) _____% minus the product of (x) ____ and (y) LIBOR, but not less than 0.00% and (B) _____%.]


[DETERMINATION OF LIBOR

        LIBOR for any Interest Accrual Period (other than the first Interest Accrual Period) after the initial Interest Accrual Period will be determined as described below.


        On each Distribution Date, LIBOR shall be established by the Servicer and as to any Interest Accrual Period (other than the first Interest Accrual Period), LIBOR will equal the rate for United States dollar deposits for one month which appears on Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the Rate Adjustment Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Servicer), the rate will be the Reference Bank Rate. The Servicer will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Servicer, as of 11:00 A.M., New York City time, on such date for loans in the U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate outstanding principal balance of the class [A-8 and class A-11] certificates. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or in the case of the first Rate Adjustment Date, __%.

        The establishment of LIBOR by the Servicer and its subsequent calculation of the Certificate Rates applicable to the [class A-8 and class A-11] certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.]


PRINCIPAL (INCLUDING PREPAYMENTS)

        [Distribution to the Class A-P Certificates


          On each Distribution Date, the class A-P certificates will receive a portion of the Available Distribution Amount attributable to principal received on or with respect to any Discount Mortgage Loan equal to the amount of such principal so attributable multiplied by the PO Percentage with respect to such Discount Mortgage Loan. In addition, on each Distribution Date prior to and including the Credit Support Depletion Date, the class A-P certificates also will be allocated principal, to the extent of amounts available to pay the Subordinated Optimal Principal Amount (without regard to clause (2) of the definition of such term) on such Distribution Date, in an amount generally equal to the Class A-P Shortfall Amount.


        Allocation of the Non-PO Class A Optimal Principal Amount

        Except after the Credit Support Depletion Date, distributions in respect of principal will be made on each Distribution Date to the Non-PO Class A Certificates as described below. On each Distribution Date, the Non-PO Class A Optimal Principal Amount (defined herein) will be distributed to the Non-PO Class A Certificateholders as follows:

[DESCRIBE PRINCIPAL PAYMENT METHODOLOGY]


        On any Distribution Date after the Credit Support Depletion Date, distributions among the classes of Non-PO Class A Certificates then outstanding will be made pro rata in accordance with their respective outstanding principal balances and not in accordance with the priorities set forth above.]


        Allocation of the Subordinated Optimal Principal Amount


        On each Distribution Date, distributions in respect of principal will be made to each class of Subordinated Certificates up to an amount equal to the portion of the Subordinated Optimal Principal Amount allocable to such class, calculated as described below.

        On each Distribution Date, the Subordinated Optimal Principal Amount will be allocated among the outstanding classes of Subordinated Certificates entitled to receive distributions in respect thereof on such Distribution Date, as described in the second succeeding sentence. Each such class will be allocated its pro rata portion of the Subordinated Optimal Principal Amount based upon the outstanding principal balances of all classes of Subordinated Certificates entitled to distributions in respect of the Subordinated Optimal Principal Amount on such Distribution

Date. On each Distribution Date, the Subordinated Optimal Principal Amount will be allocated among the following classes of certificates: (1) any class of Subordinated Certificates which has current Credit Support (before giving effect to any distribution of principal thereon on such Distribution Date) greater than or equal to the original Credit Support for such class; (2) the class of Subordinated Certificates having the lowest numerical class designation of any outstanding class of Subordinated Certificates which does not meet the criteria in (1) above; and (3) the class B-5 certificates if all other outstanding classes of Subordinated Certificates meet the criteria in (1) above or if no other class of Subordinated Certificates is outstanding; provided, however, that no class of Subordinated Certificates will receive any distribution in respect of the Subordinated Optimal Principal Amount on any Distribution Date if on such Distribution Date any class of Subordinated Certificates having a lower numerical class designation than such class fails to meet the criteria in (1) above. For the purposes of (2) above, the class M certificates will be deemed to have a lower numerical class designation than each class of class B certificates.

        Each class of Subordinated Certificates (other than the class B-5 certificates) will have the benefit Credit Support. Generally, the level of Credit Support for any class will decrease to the extent Realized Losses are allocated to any class of Subordinated Certificates having a higher numerical class designation and will increase to the extent that any class or classes of certificates not subordinated to such class receives a disproportionate portion of payments (including prepayments) of principal on the mortgage loans.


ADDITIONAL RIGHTS OF THE CLASS A-R CERTIFICATEHOLDER


        The class A-R certificate will remain outstanding for so long as the trust fund shall exist, whether or not such certificate is receiving current distributions of principal or interest. In addition to distributions of principal and interest distributable as described under "Distributions on the Certificateholders," the holder of the class A-R certificate will be entitled to receive (1) the amounts, if any, of the Available Distribution Amount remaining in the Certificate Account on any Distribution Date after distributions of principal and interest on the certificates on such date and (2) the proceeds of the assets of the trust fund, if any, remaining in the trust fund on the final Distribution Date for the certificates, after distributions in respect of any accrued and unpaid interest on such certificates, and after distributions in respect of principal have reduced the Certificate Principal Balances of the certificates to zero. It is not anticipated that there will be any material assets remaining in the trust fund at any such time or that any material distributions will be made with respect to the class A-R certificate at any time. See "Federal Income Tax Consequences--Residual Certificates" in the Prospectus.


SUBORDINATED CERTIFICATES AND SHIFTING INTERESTS


        The rights of the class M certificateholders to receive distributions with respect to the mortgage loans will be subordinated to the rights of the class A certificateholders and the rights of the holders of each class of class B certificates to receive distributions with respect to the mortgage loans will be subordinated to the rights of the holders of the class A certificates, the class M certificates, and each class of class B certificates having a lower numerical class designation than such class of class B certificates, each to the extent described below. The subordination provided by the class M and class B certificates is intended to enhance the likelihood of regular receipt by the class A certificateholders of the full amount of monthly distributions due them and to protect the class A certificateholders against losses. The subordination provided by each class of class B certificates is intended to enhance the likelihood of regular receipt by the holders of the class A certificates, the class M certificates, and each class of class B certificates having a lower numerical class designation than such class of class B certificates of the full amount of monthly distributions due them and to protect such Certificateholders against losses.

        On each Distribution Date payments to the class A certificateholders will be made prior to payments to the class M and class B certificateholders, payments to the class M certificateholders will be made prior to payments to the class B certificateholders, payments to the class B-1 certificateholders will be made prior to payments to the class B-2 certificateholders and the Non-Offered Class B Certificateholders and payments to the class B-2 certificateholders will be made prior to payments to the Non-Offered Class B Certificateholders. If on any Distribution Date on which the aggregate outstanding principal balance of the class M and class B certificates is greater than zero the Non-PO Class A Certificateholders are paid less than the Non-PO Class A Optimal Principal Amount for such date, the interest of the Non-PO Class A Certificateholders in the trust fund will vary so as to preserve the entitlement of the Non-PO Class A Certificateholders to unpaid principal of the mortgage loans and interest thereon. This may have the effect of increasing the proportionate interest of the Non-PO Class A Certificateholders in the trust fund.

        The Non-PO Class A Certificateholders will be entitled to receive the Non-PO Class A Prepayment Percentage of the applicable Non-PO Percentage of the amount of principal prepayments and certain other unscheduled amounts of principal received on the mortgage loans as described above. This will have the effect of initially accelerating principal payments to the Non-PO Class A Certificateholders and reducing their proportionate interest in the trust fund and correspondingly increasing (in the absence of offsetting Realized Losses) the Credit Support of each class of Subordinated Certificates having Credit Support. See "Description of the Certificates--Distributions to Certificateholders; and Principal (Including Prepayments) herein." Increasing the interest of the class M and class B certificates in the trust fund relative to that of the class A certificates is intended to preserve the availability of the benefits of the subordination provided by the class M and class B certificates.

        All Realized Losses on the mortgage loans (other than Excess Losses) generally will be allocated first, to the Non-Offered Class B Certificates until the principal balance of the Non-Offered Class B Certificates has been reduced to zero; second, to the class B-2 certificates until the principal balance of the class B-2 certificates has been reduced to zero; third, to the class B-1 certificates until the principal balance of the class B-1 certificates has been reduced to zero; fourth, to the class M certificates until the principal balance of the class M certificates has been reduced to zero; and fifth, to the Non-PO Class A Certificates pro rata based upon their respective outstanding principal balances until the principal balance of the Non-PO Class A Certificates has been reduced to zero; provided, however, that if a Realized Loss occurs with respect to a Discount Mortgage Loan (A) the amount of such Realized Loss equal to the product of (i) the amount of such Realized Loss and (ii) the PO Percentage with respect to such Discount

Mortgage Loan will be allocated to the class A-P certificates and (B) the remainder of such Realized Loss will be allocated as described above.

         Excess Losses will be allocated to all classes pro rata based upon their respective outstanding principal balances; provided, however, that the applicable PO Percentage of any Excess Losses on the Discount Mortgage Loans will be allocated to the class A-P certificates.

        The Special Hazard Amount will initially be equal to approximately $_________. As of each anniversary of the Cut-off Date, the Special Hazard Amount generally will be reduced, but not increased, to an amount equal to the lesser of (1) the Special Hazard Amount as of the previous anniversary of the Cut-off Date less the sum of all amounts allocated to the certificates in respect of Special Hazard Losses on the mortgage loans since such previous anniversary or (2) the Adjustment Amount. The "Adjustment Amount" with respect to each anniversary of the Cut-off Date will be equal to the greatest of (1) ____% multiplied by the aggregate outstanding principal balance of the mortgage loans, (2) the aggregate outstanding principal balance of the mortgage loans secured by mortgaged properties located in the [California] postal zip code area in which the highest percentage of the mortgage loans are located and (3) twice the outstanding principal balance of the mortgage loan having the largest outstanding principal balance, in each case as of such anniversary of the Cut-off Date.

         The Fraud Loss Amount will initially be equal to approximately $_________. As of any date of determination after the Cut-off Date, the Fraud Loss Amount generally will be equal to (1) prior to the first anniversary of the Cut-off Date an amount equal to ____% of the aggregate principal balance of all of the mortgage loans as of the Cut-off Date minus the aggregate amounts allocated to the certificates with respect to Fraud Losses on the mortgage loans up to such date of determination and (2) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) ____% of the aggregate principal balance of all of the mortgage loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amounts allocated to the certificates with respect to Fraud Losses on the mortgage loans since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount will be zero.

        The Bankruptcy Amount will initially be equal to approximately $______. As of any date of determination, the Bankruptcy Amount will equal approximately $______ less the sum of any amounts allocated to the certificates for such losses up to such date of determination.

        Amounts actually paid at any time to the class M and class B certificateholders in accordance with the terms of the agreement will not be subsequently recoverable from the class M and class B certificateholders.

                        FEDERAL INCOME TAX CONSIDERATIONS

        The Seller intends to cause an election to be made to treat the assets of the trust fund as a REMIC for federal income tax purposes. The Offered Certificates (other than the class A-R certificate) will constitute "regular interests" in the REMIC. The class A-R certificate will represent the "residual interest" in the REMIC.

        All Certificateholders will be required to use the accrual method of accounting with respect to interest income on the certificates, regardless of their normal method of accounting. Holders of Offered Certificates that have original issue discount will be required to include amounts in income with respect to such certificates in advance of the receipt of cash attributable to such income. It is anticipated that the class ______________ certificates will be issued with original issue discount for federal income tax purposes. It is also anticipated that the class ____________________ certificates will be issued at a premium, and that the class ___________ certificates will be issued with de minimis original issue discount for federal income tax purposes. The prepayment assumption that will be used in computing the amount and rate of accrual of original issue discount includible periodically will be ___% of the Prepayment Model set forth herein. See "Prepayment and Yield Considerations." No representation is made that payments on the Offered Certificates will occur at that rate or any other rate.

        The Offered Certificates will be treated as (1) assets described in section 7701(a)(19)(C) of the Code and (2) "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, in each case to the extent described herein and in the Prospectus. Interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Offered Certificates are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.


CLASS A-R CERTIFICATE


        The holder of the class A-R certificate must include the taxable income or loss of the REMIC in determining its federal taxable income. The class A-R certificate will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the class A-R certificateholder's REMIC taxable income and the tax liability thereon may exceed, and may substantially exceed, cash distributions to such holder during certain periods, in which event, the holder thereof must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMIC includible by the holder of the class A-R certificate will be treated as "excess inclusion" income, resulting in (1) the inability of such holder to use net operating losses to offset such income from the REMIC, (2) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt, and (3) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

        The class A-R certificate will be considered a "noneconomic residual interest," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfer of the class A-R certificate will require the transferee to affirm that it (1) historically has paid its debts as they have come due and intends to do so in the future, (2) understands that it may incur tax liabilities with respect to the class A-R certificate in excess of cash flows generated thereby, (3) intends to pay taxes associated with holding the class A-R certificate as such taxes become due and (4) will not transfer the class A-R certificate to any person or entity that does not provide a similar affidavit. The transferor must certify in writing to the trustee that, as of the date of the transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. Additionally, the class A-R certificate generally may not be transferred to certain persons who are not U.S. Persons. See "Description of the Certificates --Restrictions on Transfer of the Class A-R, Class M and Offered Class B Certificates" herein and "Federal Income Tax Consequences --REMIC Certificates;--Income from Residual Certificates; Taxation of Certain Foreign Investors;--Transfers of Residual Certificates" in the Prospectus.

        An individual, trust or estate that holds the class A-R certificate (such certificate is held directly or indirectly through certain pass-through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, Servicing Fees on the mortgage loans and other administrative expenses of the trust fund in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a purchaser's basis, if any, in the class A-R certificate may not be recovered until termination of the trust fund. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of the class A-R certificate are unclear. The preamble to the REMIC Regulations indicates that the Internal Revenue Service anticipates providing guidance with respect to the federal tax treatment of such consideration. Any transferee receiving consideration with respect to the class A-R certificate should consult its tax advisors.

        Due to the special tax treatment of residual interests, the effective after-tax return of the class A-R certificate may be significantly lower than would be the case if the class A-R certificate were taxed as a debt instrument, or may be negative.


        For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.


                              ERISA CONSIDERATIONS

        A fiduciary of Plan, or any other person investing "plan assets" of any Plan, should carefully review with its legal advisors whether the purchase or holding of class A certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See "ERISA Considerations" in the Prospectus.

        The class A-R certificate may not be purchased by or transferred to a Plan or any other person investing "plan assets" of any Plan. Accordingly, the following discussion does not purport to discuss any considerations under ERISA with respect to the purchase, acquisition or resale of the class A-R certificate and for purposes of the following discussion all references to the Offered Certificates are deemed to exclude the class A-R certificate.

        The DOL has issued PTCE 83-1 exempting certain transactions involving mortgage pool investment entities holding mortgages on certain residential property from the prohibited transaction provisions of ERISA and the Code.
See "ERISA Considerations" in the Prospectus for a discussion of PTCE 83-1 and the prohibited transaction provisions of ERISA and the Code.

        Prohibited Transaction Exemption _____, __ Fed. Reg. _____ [DATE] granted by the DOL to [UNDERWRITER], exempts the purchase and holding of the class A certificates by or with "plan assets" of a Plan from certain of the prohibited transaction provisions of section 406(a) of ERISA (and the excise taxes imposed by section 4975(c)(1)(A) of the Code) provided that certain conditions are met. Among the conditions are the following: (1) the Underwriter is the sole underwriter, or the manager or co-manager of the underwriting syndicate for such class A certificates, (2) the class A certificates are rated in one of the three highest generic rating categories by Moody's or Fitch, (3) the class A certificates are collateralized by, among other things, obligations that bear interest or are purchased at a discount and which are secured by single-family residential, multifamily residential or commercial real property (including obligations secured by leasehold interests on commercial real property), or fractional undivided interests in such obligations, (4) the class A certificates are not subordinated to other certificates of the trust fund, (5) the Plan is an "accredited investor" (as defined under Rule 501(a)(1) of Regulation D under the Act, (6) the acquisition of the class A certificates by a Plan is on terms that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated third party, and (7) the compensation to the Underwriter represents reasonable compensation, the proceeds to the Seller represent no more than the fair market value of the obligations securing such class A certificates and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the agreement and reimbursement of the Servicer's reasonable expenses in connection therewith. The Underwriter expects that the class A certificates will satisfy the conditions of the Exemption set forth above in clauses (1), (3), (4) and (7). Whether the remaining conditions of the Exemption will be satisfied with respect to the class A certificates will depend on the circumstances at the time "plan assets" of a Plan are used to acquire such certificates. In that connection, the class A certificates will, on the date of their original issue, satisfy the condition set forth in clause (2). In addition, if certain additional conditions specified in the Exemption are met, the Exemption would provide an exemption from the prohibited transaction provisions of ERISA section 406(b) (and the excise taxes imposed by section 4975(c)(1)(E) of the Code) relating to possible self-dealing transactions by fiduciaries who have discretionary authority, or render investment advice, with respect to assets of Plans used to purchase class A certificates where the fiduciary (or its affiliate) is an obligor on the obligations or receivables held in the trust fund. The Exemption would not apply to certain otherwise prohibited transactions with respect to Plans sponsored by the following entities (or any affiliate of any such entity): (a) the Seller, (b) [UNDERWRITER], (c) the trustee, (d) the Servicer or (e) any obligor with respect to obligations or receivables included in the Seller constituting more than five percent of the aggregate unamortized principal balance of the assets in the Seller.

        Before purchasing a class A certificate, a fiduciary of a Plan or any other person investing "plan assets" of any Plan, should itself confirm that (a) the class A certificates constitute "certificates" for the purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan investor should consider its general fiduciary obligations under ERISA in determining whether to purchase a certificate on behalf or with "plan assets" of a Plan.

        Neither the Exemption nor PTCE 83-1 will apply to the class M, the class B-1 or the class B-2 certificates; therefore, the purchase or holding of a class M, a class B-1 or a class B-2 certificate by or with "plan assets" of a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. Accordingly, transfer of the class M, class B-1 or class B-2 certificates will not be made unless the transferee (1) executes a representation letter in form and substance satisfactory to the trustee and the Seller stating that (a) it is not, and is not acting on behalf of, any such Plan or using the "plan assets" of any such Plan to effect such purchase or (b) if it is an insurance company, that the source of funds used to purchase the class M, class B-1 or class B-2 certificates is an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60, 60 Fed. Reg. 35925 (July 12, 1995) and the terms and conditions of Section III of PTCE 95-60 applicable to the acquisition and holding of such certificates will be met or (2) provides an opinion of counsel in form and substance satisfactory to the trustee and the Seller that the purchase or holding of the class M, class B-1 or class B-2 certificates by or on behalf of such Plan will not result in the assets of the trust fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Seller, the Servicer or the trustee to any obligation in addition to those undertaken in the agreement. The class M, class B-1 and class B-2 certificates will contain a legend describing such restrictions on transfer and the agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee.

        Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1, the Exemption or other exemptions, and the potential consequences to their specific circumstances prior to making an investment in the class A certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the class A certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

        The sale of certificates to a Plan is in no respect a representation by the Seller or the underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that this investment is appropriate for Plans generally or for any particular Plan.

                            LEGAL INVESTMENT MATTERS

     [The class A and class M certificates offered hereby will constitute "mortgage related securities" for purposes of the SMMEA, for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or federal or state banking, insurance or other regulatory authorities should review applicable rules, supervisory policies and guidelines, since certain restrictions may apply to investments in such classes. It should also be noted that certain states have enacted legislation limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether, and to what extent the class A and class M certificates constitute legal investments for such investors. See "Legal Investment Matters" in the Prospectus.

        The class B-1 and class B-2 certificates will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of the class B-1 and class B-2 certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase class B-1 and class B-2 certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the class B-1 and class B-2 certificates will constitute legal investments for them.

        Except as to the status of the class A and class M certificates as "mortgage related securities," no representations are made as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.]

                                 USE OF PROCEEDS

        Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be applied by the Seller to the purchase price of the mortgage loans.

                                  UNDERWRITING

        Subject to the terms and conditions of the underwriting agreement dated [DATE] and the terms agreement dated [DATE] between the Seller and [UNDERWRITER], the Offered Certificates are being purchased from the Seller by the underwriter.

        The underwriting agreement provides that the underwriter's obligations thereunder are subject to certain conditions precedent. The underwriter is committed to purchase all of the Offered Certificates if any Offered Certificates are purchased.

        The underwriter has advised the Seller that it proposes to offer the Offered Certificates purchased by the underwriter, from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The underwriter may effect such transactions by selling the Offered Certificates purchased by the underwriter to or through dealers, and such dealers may receive from such underwriter, for whom they act as agents, compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates by them, may be deemed to be underwriting discounts and commissions under the Act.

        The underwriting agreement provides that the Seller will indemnify the underwriter against certain civil liabilities, including liabilities under the Act.

                                  LEGAL MATTERS

        Certain legal matters will be passed upon for the Seller by Morgan, Lewis & Bockius LLP, New York, New York and for the underwriter by _________________. The material federal income tax consequences of the certificates will be passed upon for the Seller by Morgan, Lewis & Bockius LLP.

                                     RATINGS

        It is a condition to the issuance of the Offered Certificates that the class A certificates be rated ["AAA" by each of [RATING AGENCY] and [RATING AGENCY], and that the class M, class B-1 and class B-2 certificates be rated at least "AA", "A" and "BBB", respectively, by [RATING AGENCY].

        The ratings of [RATING AGENCY] on mortgage pass-through certificates address [the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [RATING AGENCY] rating opinions address the structural and legal issues and tax-related aspects associated with the certificates, including the nature of the underlying mortgage loans. [RATING AGENCY] ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated nor do they address the possibility that, as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield.]

        The ratings by [RATING AGENCY] assigned to the Offered Certificates [do not constitute a recommendation to purchase or sell such certificates. Rather, they are an indication of the likelihood of the payment of principal and interest as set forth in the transaction documentation. The ratings do not address the effect on the Offered Certificates' yield attributable to prepayments or recoveries on the underlying mortgage loans. Further the ratings on the [class A-X] certificates do not address whether investors will recoup their initial investment. Additionally, the rating on the class A-R certificates addresses only the return of the class A-R certificate's principal balance and interest thereon at the stated rate. The ratings on the class A-P certificates do not assess the likelihood of return to investors except to the extent of the principal balance thereof.]


        The ratings of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.


        The Seller has not requested a rating of the Offered Certificates by any rating agency other than [RATING AGENCY] and [RATING AGENCY] and the Seller has not provided information relating to the certificates offered hereby or the mortgage loans to any rating agency other than [RATING AGENCY] and [RATING AGENCY]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if another rating agency rates such certificates, what rating would be assigned to such certificates by such rating agency. Any such unsolicited rating assigned by another rating agency to the Offered Certificates may be lower than the rating assigned to such certificates by either, or both, of [RATING AGENCY] and [RATING AGENCY].

                            GLOSSARY OF DEFINED TERMS


ACCOUNTS                                 means one or more accounts, maintained
                                         in the name of the trustee under the
                                         agreement.

ACT                                      means the Securities Act of 1933, as amended

ADJUSTED LOCKOUT PERCENTAGE              means (1) for any Distribution Date prior to the
                                         Distribution Date in [MONTH/YEAR], 0%
                                         and (2) for any Distribution Date on or
                                         after the Distribution Date in
                                         [MONTH/YEAR], the Lockout Percentage.

AVAILABLE DISTRIBUTION AMOUNT            means, generally, as of any Distribution Date, an
                                         amount equal to the amount on deposit in the Collection
                                         Account as of the close of business on the related
                                         Servicer Remittance Date (including amounts to be
                                         advanced by the Servicer in respect of delinquent
                                         Monthly Payments), except: (a) amounts received as
                                         late payments or other recoveries of principal or
                                         interest (including liquidation proceeds and insurance
                                         proceeds) and applied to the reimbursement of
                                         unreimbursed Advances and amounts representing
                                         reimbursement for Advances determined to be
                                         non-recoverable and amounts representing reimbursement
                                         for certain losses and expenses incurred by the
                                         Servicer, as described in the agreement; (b) the
                                         Servicing Fee, as adjusted as provided in the agreement
                                         with respect to principal prepayments; (c) all amounts
                                         representing Monthly Payments due after the related
                                         Due Date; and (d) all principal prepayments, liquidation
                                         proceeds, insurance proceeds, condemnation proceeds
                                         and repurchase proceeds received after the related
                                         Principal Prepayment Period; and (e) all income from
                                         investments held in the Collection Account for the
                                         account of the Servicer.

BANKRUPTCY AMOUNT                        means the aggregate amount of
                                         Bankruptcy Losses which may be
                                         allocated to the Subordinated
                                         Certificates.

BANKRUPTCY LOSS                          means a Deficient Valuation or a Debt Service
                                         Reduction.

BOOK-ENTRY CERTIFICATES                  means the Offered Certificates, other than the class A-R,
                                         class M, class B-1 and class B-2 certificates.



                                      S-58


BUSINESS DAY                             means any day other than (1) a
                                         Saturday or Sunday, (2) a legal holiday
                                         in the State of New York or (3) a day
                                         on which banking institutions in the
                                         State of New York are authorized or
                                         obligated by law or executive order to
                                         be closed.

CERTIFICATE ACCOUNT                      means the account into which
                                         the Servicer will deposit or cause to
                                         be deposited on the Servicer Remittance
                                         Date the Available Distribution Amount
                                         for the related Distribution Date,
                                         together with certain other amounts
                                         specified in the agreement.

CERTIFICATE OWNER                        means a person acquiring an
                                         interest in the Book-Entry
                                         Certificates.

CERTIFICATE RATE                         means for any class of certificates (other than the
                                         class A-P, class A-X and Non-Offered Class B
                                         Certificates the per annum rate of interest specified or
                                         described for such class on the table on page S-3
                                         hereof. The Certificate Rate for each class of
                                         Non-Offered Class B Certificates is equal to ____%. The
                                         Certificate Rate for the class A-X certificates will
                                         equal, with respect to each Distribution Date, the
                                         weighted average, expressed as a percentage, of the
                                         Stripped Interest Rate on each Non-Discount Mortgage
                                         Loan as of the Due Date in the month preceding the
                                         month in which such Distribution Date occurs,
                                         weighted as the basis of the respective principal
                                         balances of the Non-Discount Mortgage Loans.

CERTIFICATEHOLDERS                       means holders of certificates.

CHASE                                    means The Chase Manhattan Bank.

CLASS A CERTIFICATES                     means the class A-1,
                                         class A-2, class A-3, class A-4, class
                                         A-5, class A-6, class A-7, class A-P,
                                         class A-R and class A-X certificates,
                                         referred to collectively.



                                      S-59

CLASS A-P SHORTFALL AMOUNT               means (1) the applicable PO Percentage of the principal
                                         portion of any Realized Loss with respect to a Discount
                                         Mortgage Loan other than an Excess Loss and (2) the
                                         sum of amounts, if any, by which the amounts specified
                                         in clause (1) with respect to each prior Distribution
                                         Date exceeded the amount actually distributed in
                                         respect thereof on such prior Distribution Date and not
                                         subsequently distributed to the class A-P certificates;
                                         provided, however, that such payments in respect of the
                                         Class A-P Shortfall Amount will not cause a further
                                         reduction in the principal balance of the class A-P
                                         certificates.

CLASS A-X NOTIONAL AMOUNT                means, with respect
                                         to any Distribution Date, the aggregate
                                         Scheduled Principal Balance of the
                                         Non-Discount Mortgage Loans.

CLASS B CERTIFICATES                     means the class B-1,
                                         class B-2, class B-3, class B-4 and
                                         class B-5 certificates, referred to
                                         collectively.

COLLECTION ACCOUNT                       means the account into which
                                         the Servicer is generally required to
                                         deposit or cause to be deposited on a
                                         daily basis the payments and
                                         collections.

CORPORATE TRUST OFFICE                   means the Corporate Trust
                                         Office of the trustee, located at
                                         [ADDRESS].

CREDIT SCORES                            means statistical credit scores
                                         obtained by many mortgage lenders in
                                         connection with the loan application to
                                         help assess a borrower's
                                         creditworthiness.

CREDIT SUPPORT                           means, for a class of Subordinated Certificates, in each
                                         case the percentage obtained by dividing the aggregate
                                         outstanding principal balance of all classes of
                                         Subordinated Certificates having higher numerical class
                                         designations than such class by the aggregate
                                         outstanding principal balance of all outstanding classes
                                         of certificates (exclusive of the outstanding principal
                                         balance of class A-P certificates) (for this purpose,
                                         the class M certificates shall be deemed to have a lower
                                         numerical class designation than each class of class B
                                         certificates).

CREDIT SUPPORT DEPLETION DATE            means the first Distribution Date on which the
                                         aggregate outstanding principal balance of the
                                         Subordinated Certificates has been or will be reduced to
                                         zero.

CUT-OFF DATE                             means [DATE].




                                      S-60


DCR                                      means Duff & Phelps Credit Rating Co.

DEBT SERVICE REDUCTION                   means any reduction in the amount which a mortgagor
                                         is obligated to pay on a monthly basis
                                         with respect to a mortgage loan as a
                                         result of any proceeding initiated
                                         under the United States Bankruptcy
                                         Code, other than a reduction
                                         attributable to a Deficient Valuation.

DEFICIENT VALUATION                      means, with respect to any mortgage loan, valuation by
                                         a court of competent jurisdiction of the mortgaged
                                         property in an amount less than the then outstanding
                                         indebtedness under the mortgage loan, which valuation
                                         results from a proceeding initiated under the United
                                         States Bankruptcy Code.

DEFINITIVE CERTIFICATES                  mean certificates issued
                                         in fully registered, certificated form.

DISCOUNT MORTGAGE LOANS                  means those mortgage
                                         loans having Net Mortgage Rates less
                                         than the Remittance Rate.

DISTRIBUTION DATE                        means the 25th day of each month
                                         or, if such day is not a business day,
                                         the next succeeding business day.

DOL                                      means the United States Department of Labor.

DUE DATE                                 means the first day of each month.

EXCESS BANKRUPTCY LOSSES                 means Bankruptcy Losses in excess of the Bankruptcy
                                         Amount.

EXCESS FRAUD LOSSES                      means Fraud Losses in excess of the Fraud Loss
                                         Amount.

EXCESS LOSSES                            means collectively, Excess Fraud Losses, Excess
                                         Bankruptcy Losses and Excess Special Hazard Losses.

EXCESS SPECIAL HAZARD LOSSES             means Special Hazard Losses in excess of the Special
                                         Hazard Amount.

EXEMPTION                                means Prohibited Transaction Exemption _____, __
                                         Fed. Reg. _____ [DATE] granted by the DOL to
                                         [UNDERWRITER].

FHLMC                                    means the Federal Home Loan Mortgage Corporation.

FINAL SCHEDULED DISTRIBUTION DATE        means [DATE], which is the Distribution Date
                                         occurring in the month that is one
                                         month following the latest stated
                                         maturity date of any mortgage loan.

FNMA                                     means the Federal National Mortgage Association.



                                      S-61


FRAUD LOSS AMOUNT                        means the amount of Fraud Losses which may be
                                         allocated to the Subordinated Certificates.

FRAUD LOSSES                             means the aggregate amount of
                                         Realized Losses incurred on defaulted
                                         mortgage loans as to which there was
                                         fraud in the origination of such
                                         mortgage loan.

INDIRECT PARTICIPANTS                    means banks, brokers,
                                         dealers and trust companies that clear
                                         through or maintain a custodial
                                         relationship with a Participant, either
                                         directly or indirectly.

INTEREST ACCRUAL AMOUNT                  means as of any Distribution Date, with respect to any
                                         class of certificates (other than the class A-P
                                         certificates) means generally one month's interest at
                                         the Certificate Rate on the outstanding principal
                                         balance thereof (or, in the case of the class A-X
                                         certificates, on the Class A-X Notional Amount), minus
                                         (1) any Non-Supported Interest Shortfalls allocated to
                                         such class on such Distribution Date.

INTEREST SHORTFALL                       means as of any Distribution Date, with respect to any
                                         class of certificates (other than the class A-P
                                         certificates) means generally any portion of the
                                         Interest Accrual Amount with respect to any previous
                                         distribution amount which remains unpaid (before
                                         giving effect to distributions made on such Distribution
                                         Date).

LIBOR BUSINESS DAY                       means any day other than
                                         (i) a Saturday or a Sunday or (ii) a
                                         day on which banking institutions in
                                         the city of London, England are
                                         required or authorized by law to be
                                         closed.

LIQUIDATED MORTGAGE LOAN                 means a mortgage loan as
                                         to which the Servicer has determined
                                         that all amounts which it expects to
                                         recover from or on account of such
                                         mortgage loan, whether from insurance
                                         proceeds, liquidation proceeds or
                                         otherwise, have been recovered.

LIQUIDATION PRINCIPAL                    means, with respect to each mortgage loan which has
                                         become a Liquidated Mortgage Loan during the related
                                         Principal Prepayment Period, an amount equal to the
                                         applicable Non-PO Percentage of the net liquidation
                                         proceeds, if any, with respect to such Liquidated
                                         Mortgage Loan (net of any unreimbursed advances).



                                      S-62


LOCKOUT LIQUIDATION AMOUNT               means, the aggregate, for each mortgage loan which
                                         became a Liquidated Mortgage Loan during the
                                         calendar month preceding the month of such
                                         Distribution Date, of the lesser of (1) the Lockout
                                         Percentage of the applicable Non-PO Percentage of the
                                         outstanding principal balance of such mortgage loan
                                         and (2) the Lockout Prepayment Percentage of the
                                         Liquidation Principal with respect to such mortgage
                                         loan.

LOCKOUT PERCENTAGE                       for any Distribution Date means (A) the outstanding
                                         principal balance of the class [A-7] certificates
                                         divided by (B) the Non-PO Class A Principal Balance,
                                         in each case immediately prior to the Distribution Date,
                                         but in no event will the Lockout Percentage exceed
                                         100%. The Lockout Percentage as of the Cut-Off Date
                                         will be approximately _________%.

LOCKOUT PREPAYMENT PERCENTAGE            means the product of (a) the Lockout Percentage and (b)
                                         the Step Down Percentage.



                                      S-63


LOCKOUT PRINCIPAL DISTRIBUTION           for any Distribution Date means the sum of (1) the
AMOUNT                                   Lockout Percentage of the Non-PO Class A Percentage
                                         of the applicable Non-PO Percentage of
                                         the principal portion of all Monthly
                                         Payments, whether or not received,
                                         which were due on the related Due Date
                                         on outstanding mortgage loans as of
                                         such Due Date, (2) the Lockout
                                         Prepayment Percentage of the Non-PO
                                         Class A Percentage of the applicable
                                         Non-PO Percentage of (A) the principal
                                         portion of principal prepayments, (B)
                                         the sum of the principal portion of all
                                         insurance proceeds, condemnation awards
                                         and any other cash proceeds from a
                                         source other than the mortgagor, to the
                                         extent required to be deposited in the
                                         Collection Account, which were received
                                         during the related Principal Prepayment
                                         Period, net of related unreimbursed
                                         servicing advances and net of any
                                         portion thereof which, as to any
                                         mortgage loan, constitutes a late
                                         collection with respect to which an
                                         advance has previously been made and
                                         (C) with respect to each mortgage loan
                                         repurchased during the related
                                         Principal Prepayment Period, the
                                         principal portion of the purchase price
                                         thereof (net of amounts with respect to
                                         which a distribution has previously
                                         been made to the Non-PO Class A
                                         Certificateholders), in each case
                                         received during the related Principal
                                         Prepayment Period and (3) with respect
                                         to any Distribution Date on or after
                                         the Distribution Date in [MONTH/YEAR],
                                         the Lockout Liquidation Amount (defined
                                         below).]




                                      S-64



MODELING ASSUMPTIONS                     means the following:

                                        *    scheduled payments on all
                                             mortgage loans are received on
                                             the first day of each month
                                             beginning in [MONTH/YEAR];

                                        *    any principal prepayments on
                                             the mortgage loans are
                                             received on the last day of
                                             each month beginning in
                                             [MONTH/YEAR] and include 30
                                             days of interest thereon;

                                        *    there are no defaults or
                                             delinquencies on the mortgage
                                             loans;

                                        *    optional termination of the
                                             trust fund does not occur;

                                        *    there are no partial
                                             prepayments on the mortgage
                                             loans and prepayments are
                                             computed after giving effect
                                             to scheduled payments received
                                             on the following day;

                                        *    the mortgage loans prepay at
                                             the indicated constant
                                             percentages of the Prepayment
                                             Model;

                                        *    the date of issuance for the
                                             certificates is [DATE];

                                        *    cash distributions are
                                             received by the
                                             Certificateholders on the 25th
                                             day of each month when due and

                                        *    the scheduled monthly payments
                                             for the mortgage loans are
                                             computed based upon the amount
                                             of principal and interest
                                             contractually due each month
                                             under the mortgage note.

MONTHLY PAYMENTS                         means monthly payments of
                                         principal and interest on the mortgage
                                         loans.

MOODY'S                                  means Moody's Investors Service, Inc.

MORTGAGE LOAN SCHEDULE                   means the schedule of mortgage loans appearing as an
                                         exhibit to the pooling and servicing agreement.

NET MORTGAGE RATE                        means with respect to
                                         each mortgage loan, the applicable
                                         mortgage rate less the Servicing Fee
                                         Rate.

NON-DISCOUNT MORTGAGE LOANS              means mortgage loans
                                         having Net Mortgage Rates greater than
                                         the Remittance Rate.

NON-OFFERED CLASS B CERTIFICATES         means the class
                                         B-3, class B-4 and class B-5
                                         certificates, referred to collectively.



                                      S-65


NON-PO PERCENTAGE                        means, with respect to each mortgage loan, a
                                         fraction, expressed as a percentage (but not greater
                                         than 100%), the numerator of which will equal the
                                         applicable Net Mortgage Rate and the denominator of
                                         which will equal the Remittance Rate. The Non-PO
                                         Percentage will be 100% with respect to mortgage loans
                                         for which the Net Mortgage Rate is greater than or
                                         equal to the Remittance Rate.




                                      S-66


NON-PO CLASS A PREPAYMENT                means, generally, as of any Distribution Date up to and
PERCENTAGE                               including the Distribution Date in [MONTH/YEAR],
                                         100%; as of any Distribution Date in
                                         the first year thereafter, the Non-PO
                                         Class A Percentage plus ___% of the
                                         Subordinated Percentage for such
                                         Distribution Date; as of any
                                         Distribution Date in the second year
                                         thereafter, the Non-PO Class A
                                         Percentage plus __% of the Subordinated
                                         Percentage for such Distribution Date;
                                         as of any Distribution Date in the
                                         third year thereafter, the Non-PO Class
                                         A Percentage plus __% of the
                                         Subordinated Percentage for such
                                         Distribution Date; as of any
                                         Distribution Date in the fourth year
                                         thereafter, the Non-PO Class A
                                         Percentage plus __% of the Subordinated
                                         Percentage for such Distribution Date;
                                         and as of any Distribution Date after
                                         the fourth year thereafter, the Non-PO
                                         Class A Percentage; provided that, if
                                         the Non-PO Class A Percentage as of any
                                         such Distribution Date is greater than
                                         the initial Non-PO Class A Percentage,
                                         the Non-PO Class A Prepayment
                                         Percentage shall be 100%; and provided
                                         further, that whenever the Non-PO Class
                                         A Percentage equals 0%, the Non-PO
                                         Class A Prepayment Percentage will
                                         equal 0% and provided further, however,
                                         that no reduction of the Non-PO Class A
                                         Prepayment Percentage below the level
                                         in effect for the most recent period
                                         shall occur with respect to any
                                         Distribution Date unless, as of the
                                         last day of the month preceding such
                                         Distribution Date, (1) the aggregate
                                         outstanding principal balance of
                                         mortgage loans delinquent 60 days or
                                         more (including for this purpose any
                                         mortgage loans in foreclosure and
                                         mortgage loans with respect to which
                                         the related mortgaged property has been
                                         acquired by the trust fund) does not
                                         exceed __% of the aggregate principal
                                         balance of the Subordinated
                                         Certificates as of such date and (2)
                                         cumulative Realized Losses do not
                                         exceed (a) __% of the aggregate
                                         principal balance of the subordinated
                                         certificates as of the date of issuance
                                         of the certificates if such
                                         Distribution Date occurs in the year
                                         beginning with and including the fifth
                                         anniversary of the first Distribution
                                         Date, (b) __% of the Original
                                         Subordinated Principal Balance if such
                                         Distribution Date occurs in the year
                                         beginning with and including the sixth
                                         anniversary of the first Distribution
                                         Date, (c) __% of the Original
                                         Subordinated Principal Balance if such
                                         Distribution Date occurs in the year
                                         beginning with and including the eighth
                                         anniversary of the first Distribution
                                         Date, and (e) __% of the Original
                                         Subordinated Principal Balance if such
                                         Distribution Date occurs in the year
                                         beginning with and including the ninth
                                         anniversary of the first Distribution
                                         Date and thereafter.


                                      S-67


NON-PO CLASS A PRINCIPAL BALANCE         means, generally, as of any Distribution Date, (a) the
                                         Non-PO Class A Principal Balance for the preceding
                                         Distribution Date less (b) amounts distributed to the
                                         Non-PO Class A Certificateholders on such preceding
                                         Distribution Date allocable to principal (including
                                         advances) and any losses allocated to the Non-PO Class
                                         A Certificates; provided that the Non-PO Class A
                                         Principal Balance on the first Distribution Date will be
                                         the initial Non-PO Class A Principal Balance, which is
                                         expected to be approximately $_________.

NON-PO ALLOCATED AMOUNT                  means the amount obtained  as of any date by (1)
                                         multiplying the outstanding principal balance of each
                                         mortgage loan as of such date (giving effect to any
                                         advances but prior to giving effect to any principal
                                         prepayments received with respect to such mortgage
                                         loans that have not been passed through to the
                                         Certificateholders) by the Non-PO Percentage with
                                         respect to such mortgage loan and (2) summing the
                                         results.

NON-PO CLASS A PERCENTAGE                means as of any Distribution Date, a fraction, expressed
                                         as a percentage, the numerator of which is the Non-PO
                                         Class A Principal Balance and the denominator of
                                         which is the Non-PO Allocated Amount immediately
                                         prior to the Due Date in the month of such Distribution
                                         Date.



                                      S-68



NON-PO CLASS A OPTIMAL PRINCIPAL         means, generally, as of any Distribution Date, an
AMOUNT                                   amount, not in excess of the Non-PO Class A Principal
                                         Balance equal to the sum of: (a) an
                                         amount equal to the Non-PO Class A
                                         Percentage of the applicable Non-PO
                                         Percentage of the principal portion of
                                         all Monthly Payments whether or not
                                         received, which were due on the related
                                         Due Date on outstanding mortgage loans
                                         as of such Due Date; (b) an amount
                                         equal to the Non-PO Class A Prepayment
                                         Percentage of the applicable Non-PO
                                         Percentage of all principal prepayments
                                         received during the related Principal
                                         Prepayment Period; (c) with respect to
                                         each mortgage loan not described in (d)
                                         below, an amount equal to the Non-PO
                                         Class A Percentage of the applicable
                                         Non-PO Percentage of the sum of the
                                         principal portion of all insurance
                                         proceeds, condemnation awards and any
                                         other cash proceeds from a source other
                                         than the mortgagor, to the extent
                                         required to be deposited in the
                                         Collection Account, which were received
                                         during the related Principal Prepayment
                                         Period, net of related unreimbursed
                                         servicing advances and net of any
                                         portion thereof which, as to any
                                         mortgage loan, constitutes a late
                                         collection with respect to which an
                                         advance has previously been made; (d)
                                         with respect to each mortgage loan
                                         which has become a Liquidated Mortgage
                                         Loan (defined below) during the related
                                         Principal Prepayment Period, an amount
                                         equal to the lesser of (1) the Non-PO
                                         Class A Percentage of the applicable
                                         Non-PO Percentage of an amount equal to
                                         the principal balance of such mortgage
                                         loan (net of advances with respect to
                                         principal) as of the Due Date
                                         immediately preceding the date on which
                                         it became a Liquidated Mortgage Loan
                                         and (2) the Non-PO Class A Prepayment
                                         Percentage of the applicable Non-PO
                                         Percentage of the net liquidation
                                         proceeds, if any, with respect to such
                                         Liquidated Mortgage Loan (net of any
                                         unreimbursed Advances); (e) with
                                         respect to each mortgage loan
                                         repurchased during the related
                                         Principal Prepayment Period, an amount
                                         equal to the Non-PO Class A Prepayment
                                         Percentage of the applicable Non-PO
                                         Percentage of the principal portion of
                                         the purchase price thereof (net of
                                         amounts with respect to which a
                                         distribution has previously been made
                                         to the Non-PO Class A
                                         Certificateholders); and (f) while none
                                         of the Subordinated Certificates
                                         remains outstanding, the excess of the
                                         outstanding principal balance of the
                                         Non-PO Class A Certificates (calculated
                                         after giving effect to reductions
                                         thereof on such Distribution Date with
                                         respect to amounts described in (a) -
                                         (e) above) over the Non-PO Allocated
                                         Amount.



                                      S-69

NON-PO CLASS A CERTIFICATES              effect to reductions thereof on such Distribution
                                         Date with respect to amounts described
                                         in (a)-(e) above) over the Non-PO
                                         Allocated Amount. means, collectively,
                                         the class A certificates (exclusive of
                                         the class A-P certificates).

NON-RECOVERABLE ADVANCE                  means an advance, with respect
                                         to any mortgage loan, as to which the
                                         Servicer makes a good faith judgment
                                         that all or any portion of such advance
                                         made by it may not ultimately be
                                         recoverable from related liquidation
                                         proceeds.

NON-SUPPORTED INTEREST SHORTFALL         means a Prepayment Interest Shortfalls (adjusted to the
                                         applicable Net Mortgage Rate) in excess
                                         of such amount.

OFFERED CERTIFICATES                     means the class A certificates (exclusive of the class
                                         A-X certificates), class M
                                         certificates, class B-1 certificates
                                         and class B-2 certificates, referred to
                                         collectively.

ORIGINAL SUBORDINATED PRINCIPAL          means the aggregate principal balance of the
BALANCE                                  Subordinated Certificates as of the date of the issuance
                                         of the certificates.

PARTICIPANT                              means participants in DTC, including
                                         securities brokers and dealers
                                         (including [UNDERWRITER]), banks, trust
                                         companies and clearing corporations.

PO PERCENTAGE                            means a fraction, expressed as a percentage (but not
                                         less than 0%), the numerator of which will equal the
                                         excess, if any, of the Remittance Rate over the
                                         applicable Net Mortgage Rate and the denominator of
                                         which will equal the Remittance Rate. The PO
                                         Percentage will be 0% with respect to mortgage loans
                                         for which the Net Mortgage Rate is greater than or
                                         equal to the Remittance Rate.

PREPAYMENT INTEREST SHORTFALL            means the shortfall in interest which results when a
                                         mortgagor makes a full or partial
                                         principal prepayment of a mortgage loan
                                         between Due Dates and generally is
                                         required to pay interest on the
                                         principal balance thereof only to the
                                         date of prepayment.



                                      S-70


PREPAYMENT MODEL                         means the prepayment models or
                                         standards used in this prospectus
                                         supplement.

PRINCIPAL PREPAYMENT PERIOD              the period from the first day of any month to the last day of such month.

PTCE 83-1                                means Prohibited Transaction Class Exemption 83-1.

PTCE 95-60                               means Prohibited Transaction Class Exemption 95-60.

RATE ADJUSTMENT DATE                     means the second LIBOR Business Day prior to the first
                                         day of an Interest Accrual Period.

REALIZED LOSS                            means generally the amount, if any, with respect to any
                                         defaulted mortgage loan which has been liquidated in
                                         accordance with the agreement, by which the unpaid
                                         principal balance and accrued interest thereon at a rate
                                         equal to the Net Mortgage Rate exceeds the amount
                                         actually recovered by the Servicer with respect thereto
                                         (net of reimbursement of certain expenses) at the time
                                         such defaulted mortgage loan was liquidated.

RECORD DATE                              means the last business day of the
                                         month preceding the month on which a
                                         payment is made.

REFERENCE BANK RATE                      means the rate determined on the basis of the rates at
                                         which deposits in the U.S. Dollars are offered by the
                                         reference banks (which shall be three major banks that
                                         are engaged in transactions in the London interbank
                                         market, selected by the Servicer) as of 11:00 A.M.,
                                         London time, on the day that is two LIBOR Business
                                         Days prior to the first date of the related Interest
                                         Accrual Period to prime banks in the London interbank
                                         market for a period of one month in amounts
                                         approximately equal to the aggregate outstanding
                                         principal balance of the class [__] certificates.

REMITTANCE RATE                          means __% per annum.

RULES                                    means the rules, regulations and
                                         procedures creating and affecting DTC
                                         and its operations.


                                      S-71


SCHEDULED PRINCIPAL BALANCE              means, for a mortgage loan, as of any Distribution Date,
                                         the unpaid principal balance of such mortgage loan as
                                         specified in the amortization schedule at the time
                                         relating thereto (before any adjustment to such schedule
                                         by reason of bankruptcy or similar proceeding or any
                                         moratorium or similar waiver or grace period) as of the
                                         first day of the month preceding the month of such
                                         Distribution Date, after giving effect to any previously
                                         applied prepayments, the payment of principal due on
                                         such first day of the month and any reduction of the
                                         principal balance of such mortgage loan by a
                                         bankruptcy court, irrespective of any delinquency in
                                         payment by the related mortgagor.

SELLER                                   means Chase Manhattan Acceptance Corporation.

SERVICER REMITTANCE DATE                 means the Business Day preceding the 25th day of each
                                         month, or, if such day is not a Business Day, the
                                         preceding Business Day.

SERVICER                                 means Chase Manhattan Mortgage Corporation.

SERVICING FEE                            means a monthly fee (including sub-servicing
                                         compensation) with respect to each
                                         mortgage loan in an amount equal to the
                                         Servicing Fee Rate per annum of the
                                         unpaid principal balance of each
                                         mortgage loan.

SERVICING FEE RATE                       means ____% per annum.

SMMEA                                    means the Secondary Mortgage Market
                                         Enhancement Act of 1984, as amended.

SPECIAL HAZARD LOSS                      means in respect of any defaulted mortgage loan as a
                                         result of direct physical loss or damage to the
                                         mortgaged property, which is not insured against under
                                         the standard hazard insurance policy or blanket policy
                                         insuring against hazard losses which the Servicer is
                                         required to cause to be maintained on each mortgage
                                         loan. See "Servicing of the Mortgage Loans-Hazard
                                         Insurance" in the Prospectus.

SPECIAL HAZARD AMOUNT                    means the aggregate amount of Special Hazard Losses that
                                         may be allocated to the Subordinated
                                         Certificates.



                                      S-72

SPECIAL HAZARD LOSS                      means a loss incurred in respect of any defaulted
                                         mortgage loan as a result of direct physical loss or
                                         damage to the mortgaged property, which is not insured
                                         against under the standard hazard insurance policy or
                                         blanket policy insuring against hazard losses which the
                                         Servicer is required to cause to be maintained on each
                                         mortgage loan.

STEP                                     DOWN PERCENTAGE means for any
                                         Distribution Date the percentage
                                         indicated below: (1) [MONTH/YEAR]
                                         through [MONTH/YEAR] = ___%, (2)
                                         [MONTH/YEAR] through [MONTH/YEAR] =
                                         ___%, (3) [MONTH/YEAR] and thereafter =
                                         ___%.

STRIPPED                                 INTEREST RATE means for each mortgage
                                         loan, the excess, if any, of the Net
                                         Mortgage Rate for such mortgage loan
                                         over the Remittance Rate.



                                      S-73

SUBORDINATED OPTIMAL PRINCIPAL           means generally as of any Distribution Date, an amount,
AMOUNT                                   not in excess of the aggregate outstanding principal
                                         balance of the Subordinated
                                         Certificates, equal to (1) the sum of:
                                         (a) an amount equal to the Subordinated
                                         Percentage of the applicable Non-PO
                                         Percentage of the principal portion of
                                         all Monthly Payments whether or not
                                         received, which were due on the related
                                         Due Date on outstanding mortgage loans
                                         as of such Due Date; (b) an amount
                                         equal to the Subordinated Prepayment
                                         Percentage of the applicable Non-PO
                                         Percentage of all principal prepayments
                                         received during the related Principal
                                         Prepayment Period; (c) with respect to
                                         each mortgage loan not described in (d)
                                         below, an amount equal to the
                                         Subordinated Percentage of the
                                         applicable Non-PO Percentage of the sum
                                         of the principal portion of all
                                         insurance proceeds, condemnation awards
                                         and any other cash proceeds from a
                                         source other than the mortgagor, to the
                                         extent required to be deposited in the
                                         Collection Account, which were received
                                         during the related Principal Prepayment
                                         Period, net of related unreimbursed
                                         servicing advances and net of any
                                         portion thereof which, as to any
                                         mortgage loan, constitutes a late
                                         collection with respect to which an
                                         Advance has previously been made; (d)
                                         with respect to each mortgage loan
                                         which has become a Liquidated Mortgage
                                         Loan during the related Principal
                                         Prepayment Period, an amount equal to
                                         the portion (if any) of the net
                                         liquidation proceeds with respect to
                                         such Liquidated Mortgage Loan (net of
                                         any unreimbursed Advances) that was not
                                         included in the Class A-P Distribution
                                         Amount or the Non-PO Class A Optimal
                                         Principal Amount with respect to such
                                         Distribution Date; and (e) with respect
                                         to each mortgage loan repurchased
                                         during the related Principal Prepayment
                                         Period, an amount equal to the
                                         Subordinated Prepayment Percentage of
                                         the applicable Non-PO Percentage of the
                                         principal portion of the purchase price
                                         thereof (net of amounts with respect to
                                         which a distribution has previously
                                         been made to the Subordinated
                                         Certificateholders), minus (2) the
                                         Class A-P Shortfall Amount with respect
                                         to such Distribution Date.

SUBORDINATED PREPAYMENT                  means the difference between 100% and the Non-PO
PERCENTAGE                               Class A Prepayment Percentage.



                                      S-74


SUBORDINATED PERCENTAGE                  as of any Distribution Date
                                         means the difference between 100% and
                                         the Non-PO Class A Percentage.

SUBORDINATED CERTIFICATES                means the class M and
                                         class B certificates, referred to
                                         collectively.

SUBSERVICERS                             means mortgage servicing institutions
                                         other than the Servicer.

TELERATE SCREEN PAGE 3750                means the display designated as page 3750 on the
                                         Telerate Service (or such other page as may replace
                                         page 3750 on that service for the purpose of displaying
                                         London interbank offered rates of major banks)

U.S. PERSON                              means a citizen or resident of the United States, a
                                         corporation, or partnership (unless, in the case of a
                                         partnership, Treasury regulations are adopted that
                                         provide otherwise) created or organized in or under the
                                         laws of the United States, any State thereof or the
                                         District of Columbia, including an entity treated as a
                                         corporation or partnership for federal income tax
                                         purposes, an estate whose income is subject to United
                                         States federal income tax regardless of its source, or a
                                         trust if a court within the United States is able to
                                         exercise primary supervision over the administration of
                                         such trust, and one or more such U.S. Persons have the
                                         authority to control all substantial decisions of such
                                         trust (or, to the extent provided in applicable Treasury
                                         regulations, certain trusts in existence on August 20,
                                         1996 which are eligible to elect to be treated as U.S.
                                         Persons).



                           $___________ (APPROXIMATE)


                    CHASE MORTGAGE TRUST, SERIES [_________]
                                     Issuer


                     CHASE MANHATTAN ACCEPTANCE CORPORATION
                                     Seller


                     [CHASE MANHATTAN MORTGAGE CORPORATION]
                                    Servicer

                                     [LOGO]

       MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES [_________]

                          -----------------------------

                              PROSPECTUS SUPPLEMENT

                          -----------------------------


                                   [UNDERWRITER]


You should rely on the information contained or incorporated by reference in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

We are not offering these certificates in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of these certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling these certificates will deliver a prospectus supplement and prospectus until [DATE].


                                     [DATE]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final prospectus supplement and accompanying prospectus. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



                    SUBJECT TO COMPLETION DATED JUNE 28, 2000

                                   PROSPECTUS


                     Chase Manhattan Acceptance Corporation
                               Chase Funding, Inc.
            Seller, as specified in the related Prospectus Supplement


                       Mortgage Pass-through Certificates
                              (Issuable in Series)


                               ------------------


You should carefully consider the risk factors beginning on page __ of this prospectus.

Neither the certificates or notes of any series nor the related underlying mortgage loans will be insured by any governmental agency or instrumentality.

The securities will not represent interests in or obligations of Chase Manhattan Acceptance Corporation, Chase Funding, Inc. or any of their respective affiliates.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

You should consult with your own advisors to determine if the offered securities are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered securities.

Chase Manhattan Acceptance Corporation or Chase Funding, Inc. from time to time will offer mortgage pass-through certificates. We will offer the certificates through this prospectus and a separate prospectus supplement for each series.

For each series we will establish a trust fund consisting primarily of a segregated pool of various types of conventional one-to four-family residential first mortgage loans, which may, if so specified in the related prospectus supplement, include cooperative apartment loans together with other assets described herein.

The certificates of a series will evidence beneficial ownership interests in the trust fund. The notes of a series will evidence indebtedness of the trust fund.

Assets of Each Trust Fund--

o will be sold to the related trust by Chase Manhattan Acceptance Corporation or Chase Funding, Inc.;

o will be serviced by the entity that is identified in the prospectus supplement as the master servicer, individually or together with other servicers.

Each Series of Certificates--

o may provide credit support for certain classes by subordinating certain classes to other classes of certificates or notes; any subordinated classes will be entitled to payment subject to the payment of more senior classes and may bear losses before more senior classes;

o may be entitled to one or more of the other types of credit support described in this prospectus; and

o   will be paid only from the assets of the related trust.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered securities or passed upon the adequacy or accuracy of this prospectus or the accompanying prospectus supplement. Any representation to the contrary is a criminal offense.

                     The date of this prospectus is [DATE].

            Important Notice about the Information Presented in this
              Prospectus and the Accompanying Prospectus Supplement

         Information is provided to you about the offered securities in two separate documents that progressively provide more detail: (1) this prospectus, which provides general information, some of which may not apply to a particular series of offered securities, including your series, and (2) the accompanying prospectus supplement, which will describe the specific terms of your series of offered securities, including, among other things:

         o the principal balances and/or interest rates of each class and/or subclass of offered securities;
         o the timing and priority of payments of interest and principal for each class of offered securities;
         o statistical and other information about the assets of the trust; o information about credit enhancement, if any, for each class or subclass of offered securities; and
         o   the ratings for each class or subclass of offered securities.

         If the terms of a particular series of offered securities vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

         You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. No one has been authorized to provide you with different information. The securities are not being offered in any state where the offer is not permitted. The seller does not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

         In this prospectus, the terms "seller," "we," "us" and "our" refer to Chase Manhattan Acceptance Corporation or Chase Funding, Inc. as specified in the related prospectus supplement.

         This prospectus and the accompanying prospectus supplement include cross-references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the accompanying prospectus supplement identify the pages where those sections are located.

         If you require additional information, Chase Manhattan Acceptance Corporation's and Chase Funding, Inc.'s principal executive offices are both located at 343 Thornall Street, Edison, New Jersey 08837, and the telephone number for both is (732) 205-0600.

                                Table of Contents
Summary Information...............................................................................................1
         The Trust Fund...........................................................................................1
         Principal Parties........................................................................................1
         The Mortgage Loans.......................................................................................1
         Distributions on the Certificates........................................................................1
         Credit Enhancement.......................................................................................2
         Pre-Funding Account......................................................................................3
         ERISA Considerations.....................................................................................3
         Tax Status...............................................................................................3
         Legal Investment.........................................................................................3
Risk Factors......................................................................................................4
Description of the Certificates...................................................................................7
         General..................................................................................................8
         Classes of Certificates..................................................................................8
         Distributions of Principal and Interest.................................................................10
         Reports to Certificateholders...........................................................................11
         The Mortgage Pools......................................................................................12
         Credit Support..........................................................................................15
         General.................................................................................................15
         Limited Guarantee of the Guarantor......................................................................16
         Subordination...........................................................................................16
         Certificate Guaranty Insurance Policies.................................................................17
         Overcollateralization...................................................................................18
         Cross-Support...........................................................................................18
         Pool Insurance..........................................................................................18
         Special Hazard Insurance................................................................................20
         Bankruptcy Bond.........................................................................................21
         Repurchase  Bond........................................................................................22
         Guaranteed Investment Contracts.........................................................................22
         Reserve Accounts........................................................................................22
         Other Insurance and Guarantees..........................................................................23
Yield, Maturity and Weighted Average Life Considerations.........................................................23
Chase Manhattan Acceptance Corporation...........................................................................26
Chase Funding, Inc...............................................................................................26
Servicing of the Mortgage Loans..................................................................................26
         Collection and Other Servicing Procedures...............................................................27
         Private Mortgage Hazard Insurance.......................................................................28
         Hazard Insurance........................................................................................29
         Advances................................................................................................30
         Servicing and Other Compensation and Payment of Expenses................................................31
         Resignation, Succession and  Indemnification of the Servicer............................................31
The Pooling and Servicing Agreement..............................................................................32
         Assignment of Mortgage Loans; Warranties ...............................................................32
         Payments on Mortgage Loans; Collection Account..........................................................35

         Repurchase or Substitution..............................................................................36
         Certain Modifications and  Refinancings.................................................................37
         Forward Commitments; Pre-Funding........................................................................38
         Evidence as to Compliance...............................................................................38
         The Trustee.............................................................................................38
Events of Default................................................................................................39
         Rights Upon Event of Default............................................................................40
         Amendment...............................................................................................41
         Termination; Purchase of Mortgage Loans.................................................................42
Material Legal Aspects of the Mortgage Loans.....................................................................42
         General.................................................................................................42
         Foreclosure.............................................................................................43
         Right of Redemption.....................................................................................45
         Anti-Deficiency Legislation and Other Limitations on Lenders............................................45
         Consumer Protection Laws................................................................................46
         Enforceability of Due-on-Sale Clauses...................................................................47
         Applicability of Usury Laws.............................................................................48
         Soldiers' and Sailors' Civil Relief Act.................................................................48
         Late Charges, Default Interest and   Limitations on Prepayment..........................................49
         Environmental Considerations............................................................................49
         Forfeiture in Drug and RICO Proceedings.................................................................51
Legal Investment Matters.........................................................................................51
ERISA Considerations.............................................................................................53
Federal Income Tax Consequences..................................................................................55
         General.................................................................................................55
         REMIC Elections.........................................................................................55
         REMIC Certificates......................................................................................56
         Income from Regular Certificates........................................................................57
         Income from Residual Certificates.......................................................................61
         Sale or Exchange of Certificates........................................................................64
         Taxation of Certain Foreign Investors...................................................................65
         Transfers of Residual Certificates......................................................................66
         Servicing Compensation and Other REMIC Pool Expenses....................................................68
         Reporting and Administrative Matters....................................................................69
         Non-REMIC Certificates..................................................................................69
         Trust Fund as Grantor Trust.............................................................................69
         Status of the Certificates..............................................................................70
         Possible Application of Stripped Bond Rules.............................................................70
         Taxation of Certificates if Stripped Bond Rules Do Not Apply............................................71
         Taxation of Certificates if Stripped Bond Rules Apply...................................................72
         Sales of Certificates...................................................................................73
         Foreign Investors.......................................................................................73
         Reporting...............................................................................................73
         Backup Withholding......................................................................................73
Plan of Distribution.............................................................................................74
Incorporation of Certain Documents by Reference..................................................................75
Use of Proceeds..................................................................................................77
Legal Matters....................................................................................................77
Glossary of Prospectus Definitions...............................................................................78

                               Summary Information

This section briefly summarizes certain information from this prospectus. It does not contain all of the information that you need to consider in making your investment decision. To fully understand the terms of a series of certificates, you should read both this prospectus and the accompanying prospectus supplement in their entirety.

The Trust Fund

For each series of certificates, we will form a trust to own a pool of fixed rate one- to four-family first lien mortgage loans. The certificates will represent beneficial ownership interests in the underlying trust fund assets. All payments to you will come only from the amounts received in connection with those assets. The trust fund will issue the certificates under a pooling and servicing agreement among the seller, the servicer and the trustee and/or other entities specified in the prospectus supplement. See "The Pooling and Servicing Agreement" and "Description of the Certificates."

Principal Parties

         Issuer: With respect to each series of certificates, the issuer will be the trust created for that series.

         Seller: Chase Manhattan Acceptance Corporation, a Delaware corporation or Chase Funding, Inc., a New York corporation, as specified in the prospectus supplement.

         Servicer/Master Servicer: Chase Manhattan Mortgage Corporation, a New Jersey corporation, or such other entity or entities specified in the prospectus supplement, will service, and may act as master servicer with respect to, the mortgage loans included in the trust fund.

The Mortgage Loans

Each trust will own the related mortgage loans and certain other related property, as specified in the applicable prospectus supplement.

The mortgage loans in each trust fund:

o will be conventional, fixed or adjustable interest rate mortgage loans secured by first liens on one- to four- family residential properties;

o will have been acquired by the seller from Chase Manhattan Mortgage Corporation and/or such other entity or entities specified in the prospectus supplement; and

o will have been originated by Chase Manhattan Mortgage Corporation or an affiliate or will have been acquired by Chase Manhattan Mortgage Corporation directly or indirectly from other mortgage loan originators.

You should refer to the applicable prospectus supplement for the precise characteristics or expected characteristics of the mortgage loans and a description of the other property, if any, included in a particular trust fund.

Distributions on the Certificates

The master servicer or another entity specified as paying agent in the prospectus supplement will make distributions on the certificates entitled thereto on the 25th day (or, if the 25th day is not a business day, the business day immediately following the 25th day) of each month or such other date specified in the prospectus supplement solely out of the payments received in respect of the assets of the related trust fund. The master servicer or another entity specified as paying agent in the prospectus supplement will determine the amount allocable to payments of principal and interest on any distribution date as specified in the prospectus supplement. All distributions will be made pro rata to certificateholders of the class entitled thereto or by such other method as may be specified in the prospectus supplement. See "Description of the Certificates."

         The aggregate original principal balance of the certificates will equal the aggregate distributions allocable to principal that such certificates will be entitled to receive. If specified in the prospectus supplement, the certificates of a series will have an aggregate original principal balance equal to the aggregate unpaid principal balance of the related mortgage loans as of the first day of the month of creation of the trust fund and will bear interest in the aggregate at a rate equal to the interest rate borne by the underlying mortgage loans, net of servicing fees payable to the servicer and any primary or sub-servicer of the mortgage loans and any other amounts (including fees payable to the servicer as master servicer, if applicable) specified in the prospectus supplement. See "Description of the Certificates--Distributions of Principal and Interest."

         The rate at which interest will be passed through to holders of certificates entitled thereto may be a fixed rate or a rate that is subject to change from time to time, in each case as specified in the prospectus supplement. Any of these rates may be calculated on a loan-by-loan, weighted average or other basis, in each case as described in the prospectus supplement. See "Description of the Certificates--Distributions of Principal and Interest."

Credit Enhancement

Subordination: A series of certificates may include one or more classes of senior certificates and one or more classes of subordinated certificates. The rights of the holders of subordinated certificates of a series to receive distributions will be subordinated to the rights of the holders of the senior certificates of the same series to receive distributions to the extent and in the manner specified in the applicable prospectus supplement.

Subordination is intended to enhance the likelihood of the timely receipt by the senior certificateholders of their proportionate share of principal and interest payments on the related mortgage loans and to protect them from losses. Subordination affords this protection by:

o granting to the senior certificateholders the right to receive, prior to any distribution being made to the related subordinated certificates on each distribution date, current distributions on the related mortgage loans of principal and interest due them on each distribution date out of the funds available for distributions on such date;

o granting to the senior certificateholders the right to receive future distributions on the mortgage loans that would otherwise have been payable to the holders of subordinated certificates; and/or

o allocating to the subordinated certificates all or a portion losses realized on the underlying mortgage loans.

Other Types of Credit Enhancement: If we so specify in the applicable prospectus supplement, the certificates of any series, or any one or more classes of a series, may be entitled to the benefits of other types of credit enhancement, including but not limited to:

o overcollateralization
o limited guarantee
o mortgage pool insurance
o special hazard insurance
o mortgagor bankruptcy bond
o repurchase bond
o guaranteed investment contracts
o reserve fund
o cross-support
o letter of credit
o other insurance, guarantees and similar instruments or agreements

We will describe any credit enhancement in the applicable prospectus supplement. See "Credit Support."

Pre-Funding Account

Each trust fund may enter into an agreement with the related seller whereby the seller agrees to transfer additional mortgage loans to such trust fund after the date on which the trust fund is established and the related series of certificates is issued. If the trust fund enters into such an agreement, the related trustee will be required to deposit all or a portion of the proceeds received from the sale of one or more classes of certificates from such series in a segregated pre-funding account. The seller must make the subsequent transfer of mortgage loans to the trust within a time-period specified in the pre-funding agreement, not to exceed 90 days from the date of the pre-funding agreement. Upon the subsequent transfer of mortgage loans to the trust by the seller, the trustee will release the funds deposited in such pre-funding account to the seller. If the seller does not transfer additional mortgage loans to the trust in the time specified in the pre-funding agreement, the money held in the pre-funding account will be used to prepay all or a portion or one or more classes of certificates in the related certificates. See "Pre-Funding Account"

ERISA Considerations

If you are a fiduciary of any employee benefit plan subject to the fiduciary responsibility provisions of the ERISA, you should carefully review with your own legal advisors whether the purchase or holding of certificates could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code of 1986, as amended. See "ERISA Considerations."

Tax Status

The treatment of the certificates for federal income tax purposes will depend on:

o   whether a REMIC election is made with respect to a series of certificates;
    and

o if a REMIC election is made, whether the certificates are regular interests or residual interests.

See "Federal Income Tax Consequences."

Legal Investment

The applicable prospectus supplement will specify whether the class or classes of certificates offered will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment authority is subject to legal restrictions you should consult your own legal advisors to determine whether and to what extent such certificates constitute legal investments for you.

See "Legal Investment Matters" in this prospectus and in the applicable prospectus supplement.

                                  Risk Factors

         You should consider, among other things, the following factors in connection with the purchase of the certificates:

         l. Certificateholders bear the risk of losses on the mortgage pool. An investment in certificates evidencing interests in mortgage loans may be affected by a decline in real estate values or changes in mortgage market rates. If the residential real estate market in the locale of properties securing the mortgage loans should experience an overall decline in property values such that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties in a particular mortgage pool become equal to or greater than the value of mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that those losses are not covered by any subordination feature, applicable insurance policies or other credit enhancement, holders of the certificates of a series evidencing interests in such mortgage pool will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest of the defaulted mortgage loans. See "The Mortgage Pools."

         2. Limited assets are available for the payment of certificates.

            o The certificates will not represent an interest in or obligation of the seller.

            o The certificates will not be insured or guaranteed by any government agency or instrumentality, nor, unless expressly provided in the related prospectus supplement, by the Chase Manhattan Bank, Chase Manhattan Mortgage Corporation, Chase Funding, Inc., Chase Manhattan Acceptance Corporation or any of their affiliates.

         3. The liquidity for your certificates may be limited. You should consider that:

            o a secondary market for the certificates of any series may not develop, or if it does, it may not provide you with liquidity of investment, or it may not continue for the life of the certificates of any series; and

            o  the certificates will not be listed on any securities exchange.

         4. The rate of prepayment on the mortgage loans in the mortgage pool may adversely affect the average lives and yields of your certificates. The prepayment experience on the mortgage loans will affect the average life of the certificates or each class of certificates. Prepayments on the mortgage loans may be influenced by a variety of economic, geographic, social and other factors, including the difference between the interest rates on the mortgage loans and prevailing mortgage rates when giving consideration to the cost of refinancing. In general, if mortgage interest rates fall below the interest rates on the mortgage loans, the rate of prepayment would be expected to increase, and the yields at which you may be able to reinvest amounts received as payments on your certificates may be lower than the yield on your certificates. Conversely, if mortgage interest rates rise above the interest rates on the mortgage loans, the rate of prepayment would be expected to decrease, and the amount of payments available to you for reinvestment may be relatively low. Other factors affecting prepayment of mortgage loans include changes in housing needs, job transfers, unemployment and servicing decisions. See "Yield, Maturity and Weighted Average Life Considerations."

         You should be aware of the following risks concerned with the yield on your certificates:

            o The yield of the certificates of each series will depend in part on the rate of principal payment on the mortgage loans, including prepayments, liquidations due to defaults and mortgage loan repurchases. Your yield may be adversely affected, depending upon whether you purchased a particular certificate at a premium or discount price or by a higher or lower than anticipated rate of prepayments on the related mortgage loans. In particular, if you own certificates entitled primarily or exclusively to payments of interest or principal your yield will be extremely sensitive to the rate of prepayments on the related mortgage loans.

            o The yield on your certificates may be relatively more sensitive to the rate of prepayment of specified mortgage loans than other classes of certificates. Your yield may be adversely affected by interest shortfalls which may result from the timing of the receipt of prepayments or liquidations to the extent that such interest shortfalls are not covered by aggregate servicing fees or other mechanisms specified in the applicable prospectus supplement.

            o Your yield on a particular class of certificates will be adversely affected to the extent that losses on the mortgage loans in the related trust fund are allocated to a particular class and may be adversely affected to the extent of unadvanced delinquencies on the mortgage loans in the related trust fund.

            o Classes of certificates identified in the applicable prospectus supplement as subordinated certificates are more likely to be affected by delinquencies and losses than other classes of certificates. See "Yield, Maturity and Weighted Average Life Considerations."

         6. The protection afforded by subordination is limited. With respect to certificates of a series having one or more classes of subordinated certificates, while the subordination feature is intended to enhance the likelihood of timely payment of principal and interest to senior certificateholders, the subordination will be limited as specified in the prospectus supplement, any reserve fund could be depleted under certain circumstances, and payments applied to the senior certificates which are otherwise due to the subordinated certificates may be less than losses.

                                    Glossary

         A glossary of defined terms can be found beginning on page 80 of this prospectus.

                         Description of the Certificates

         We will issue each series of certificates pursuant to a separate pooling and servicing agreement entered into among the Seller, the Servicer and a trustee for the benefit of holders of certificates of that series. The provisions of each agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. The agreement will be substantially in the form filed as an exhibit to the Registration Statement of which this prospectus is a part, or in such similar form as will reflect the terms of a series of certificates described in the prospectus supplement. The following summaries describe the material provisions which may appear in each agreement. The prospectus supplement for a series of certificates will describe any provision of the agreement relating to such series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the agreement for each series of certificates and the applicable prospectus supplement. The Seller will provide any certificateholder, without charge, on written request a copy of the agreement for any series. Requests should be addressed to the Seller c/o Chase Manhattan Mortgage Corporation, 343 Thornall Street, Edison, New Jersey 08837, Attention: Structured Finance. The agreement relating to a series of certificates will be filed with the Securities and Exchange Commission in a report on Form 8-K within 15 days after the Delivery Date.

         The certificates of a series will be entitled to payment only from the assets included in the trust fund related to such series and will not be entitled to payments in respect of the assets included in any other trust fund established by the Seller. The certificates will not represent obligations of the Seller, the Servicer or any of their affiliates and will not be insured or guaranteed by any governmental agency or any other person. The Seller's only obligations with respect to the certificates will consist of its obligations pursuant to certain representations and warranties made by it. The Servicer's only obligations with respect to the certificates will consist of its contractual servicing and/or master servicing obligations, including any obligation to make advances under limited circumstances specified herein of delinquent installments of principal and interest (adjusted to the applicable Remittance Rate), and its obligations pursuant to certain representations and warranties made by it.

         The mortgage loans will not be insured or guaranteed by any governmental entity or, except as specified in the prospectus supplement, by any other person. To the extent that delinquent payments on or losses in respect of defaulted mortgage loans are not advanced by the Servicer or any other entity or paid from any applicable credit support arrangement, such delinquencies may result in delays in the distribution of payments to the holders of one or more classes of certificates, and such losses will be borne by the holders of one or more classes of certificates.

General

         The certificates of each series will be issued in fully-registered form only. The Denomination of each certificate will be specified in the prospectus supplement. The original Certificate Principal Balance of each certificate will equal the aggregate distributions allocable to principal to which such certificate is entitled. Distributions allocable to interest on each certificate that is not entitled to distributions allocable to principal will be calculated based on the Notional Principal Balance of such certificate. The Notional Principal Balance of a certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

         The certificates of a series will be transferable and exchangeable on a certificate register to be maintained at the corporate trust office of the trustee for the related series or such other office or agency maintained for such purposes by the trustee in New York City (or at the office of the certificate registrar specified in the related prospectus supplement). No service charge will be made for any registration of transfer or exchange of certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

Classes of Certificates

         We will issue each series of certificates in a single class or in two or more classes. The certificates of each class will evidence the beneficial ownership of:

         o any distributions in respect of the assets of the trust fund that are allocable to principal, in the aggregate amount of the original Certificate Principal Balance, if any, of such class of certificates as specified in the prospectus supplement; and

         o any distributions in respect of the assets of the trust fund that are allocable to interest on the Certificate Principal Balance or Notional Principal Balance of such certificates from time to time at the Certificate Rate, if any, applicable to such class of certificates as specified in the prospectus supplement. If specified in the prospectus supplement, one or more classes of a series of certificates may evidence beneficial ownership interests in separate groups of assets included in the related trust fund.

         If specified in the prospectus supplement, the certificates will have an aggregate original Certificate Principal Balance equal to the aggregate unpaid principal balance of the mortgage loans as of the Cut-Off Date after deducting payments of principal due on or before, and prepayments of principal received on or before, the Cut-Off Date and in the aggregate will bear interest equal to the weighted average of the Remittance Rates. The Remittance Rate will equal the rate of interest payable on each mortgage loan minus the Servicer's servicing fee as described herein, the servicing fee of any third party servicer of the mortgage loans and such other amounts (including fees payable to the Servicer as master servicer, if applicable) as are specified in the prospectus supplement. The certificates may have an original Certificate Principal Balance as determined in the manner specified in the prospectus supplement.

          Each class of certificates that is entitled to distributions allocable to interest will bear interest at its Certificate Rate, in each case as specified in the prospectus supplement. One or more classes of certificates may be Accrual Certificates. With respect to any class of Accrual Certificates, if specified in the prospectus supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Certificate Principal Balance of such class of certificates on that Distribution Date.

         A series of certificates may include one or more classes entitled only to the following type of distributions:

         o allocable to interest;

         o allocable to principal (and allocable as between scheduled payments of principal and Principal Prepayments, as defined below); or allocable to both principal (and allocable as between scheduled payments of principal and Principal Prepayments) and interest.

         A series of certificates may consist of one or more classes as to which distributions will be allocated as follows:

         o on the basis of collections from designated portions of the assets of the trust fund;

         o in accordance with a schedule or formula;

         o in relation to the occurrence of events, or;

         o otherwise, in each case as specified in the prospectus supplement.

         The timing and amounts of such distributions may vary among classes, over time or otherwise, in each case as specified in the prospectus supplement.

         The taking of action with respect to certain matters under the agreement, including certain amendments thereto, will require the consent of the holders of the certificates. The prospectus supplement will specify voting rights allocated to each class of certificates. Votes may be allocated in different proportions among classes of certificates depending on whether the certificates of a class have a Notional Principal Balance or a Certificate Principal Balance.

Distributions of Principal and Interest

         The party designated as paying agent in the prospectus supplement will make distributions of principal and interest at the applicable Certificate Rate, if any, on the certificates to the extent of funds available from the related trust fund on a Distribution Date, commencing in the month following the issuance of the related series, or on such other date as is specified in the prospectus supplement. The paying agent will make distributions to the persons in whose names the certificates are registered at the close of business on the record date specified in the prospectus supplement. The paying agent will make distributions by check or money order mailed to the person entitled thereto at the address appearing in the certificate register or, if specified in the prospectus supplement, in the case of certificates that are of a certain minimum denomination as specified in the prospectus supplement, upon written request by the certificateholder, by wire transfer or by such other means as are agreed upon with the person entitled thereto; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the office or agency of the trustee specified in the notice to certificateholders of such final distribution.

         The paying agent will make distributions allocable to principal and interest on the certificates out of, and only to the extent of, funds in the Collection Account, including any funds transferred from any Reserve Account. As between certificates of different classes, between distributions of principal, between distributions of Principal Prepayments and scheduled payments of principal (if applicable) and interest, the paying agent will apply distributions made on any Distribution Date as specified in the prospectus supplement. Distributions to any class of certificates will be made pro rata to all certificateholders of that class or by the other method described in the prospectus supplement. If so specified in the prospectus supplement, the amounts deposited into the Collection Account as described below under "The Pooling and Servicing Agreement--Payments on Mortgage Loans; Collection Account" will be invested in the eligible investments specified in the agreement and all income or other gain from such investments will be deposited in the Collection Account and will be for the benefit of the Servicer or other entity specified in the prospectus supplement and subject to withdrawal from time to time.

         Distributions of Interest. Interest will accrue on the aggregate Certificate Principal Balance (or, in the case of certificates entitled only to distributions allocable to interest, the aggregate Notional Principal Balance) of each class of certificates entitled to interest from the date, at the Certificate Rate and for the Interest Accrual Period specified in the prospectus supplement. To the extent funds are available, the paying agent will distribute interest accrued during each Interest Accrual Period on each class of certificates entitled to interest on the Distribution Dates specified in the prospectus supplement until the aggregate Certificate Principal Balance of the certificates of such class has been distributed in full. In the case of certificates entitled only to distributions allocable to interest, the paying agent will distribute interest until the aggregate Notional Principal Balance of such certificates is reduced to zero or for the period of time designated in the prospectus supplement. Distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in the prospectus supplement. Prior to such time, the beneficial ownership interest of such class of Accrual Certificates in the trust fund, as reflected in the aggregate Certificate Principal Balance of such class of Accrual Certificates, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Certificates during the preceding Interest Accrual Period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Certificate Principal Balance as so adjusted.

         Distributions of Principal. The aggregate Certificate Principal Balance of any class of certificates entitled to distributions of principal generally will be the aggregate original Certificate Principal Balance of such class of certificates specified in the prospectus supplement, reduced by all distributions reported to the holders of such certificates as allocable to principal, and, in the case of Accrual Certificates, as specified in the prospectus supplement, increased on each Distribution Date by all interest accrued but not then distributable on such Accrual Certificates. The prospectus supplement will specify the method by which the amount of principal to be distributed on the certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of certificates entitled to distributions of principal.

         If so specified in the prospectus supplement, one or more classes of senior certificates will be entitled to receive all or a disproportionate percentage of Principal Prepayments in the percentages and under the circumstances or for the periods specified in the prospectus supplement. Allocations of Principal Prepayments to a class or classes of certificateholders will have the effect of accelerating the amortization of such certificates while increasing the interests evidenced by the remaining certificates in the trust fund.

 Reports to Certificateholders

         On each Distribution Date, the Servicer or the paying agent will mail to certificateholders a statement prepared by it and generally setting forth, to the extent applicable to any series, among other things:

              o The aggregate amount of the related distribution allocable to principal, separately identifying the amount allocable to each class;

              o The amount of such distribution allocable to interest separately identifying the amount allocable to each class;

              o The amount of servicing compensation received by the Servicer in respect of the mortgage loans during the month preceding the month of the Distribution Date;

              o The aggregate Certificate Principal Balance (or Notional Principal Balance) of each class of certificates after giving effect to distributions and allocations, if any, of losses on the mortgage loans on such Distribution Date;

              o The aggregate Certificate Principal Balance of any class of Accrual Certificates after giving effect to any increase in such Certificate Principal Balance that results from the accrual of interest that is not yet distributable thereon;

              o The aggregate amount of any advances made by the Servicer included in the amounts distributed to certificateholders on such Distribution Date;

              o If any class of certificates has priority in the right to receive Principal Prepayments, the amount of Principal Prepayments in respect of the mortgage loans; and

              o The aggregate principal balance of mortgage loans which were delinquent as to a total of one, two or three or more installments of principal and interest or were in foreclosure.

         The Servicer will provide certificateholders which are federally insured savings and loan associations with certain reports and with access to information and documentation regarding the mortgage loans included in the trust fund sufficient to permit such associations to comply with applicable regulations of the Office of Thrift Supervision. The Servicer will file with the Securities of Exchange Commission such reports with respect to the trust fund for a series of Certificates as are required under the Securities Exchange Act of 1934 as amended and the rules and regulations of the Securities and Exchange Commission thereunder until the completion of the reporting period required by Rule 15d-1 under the Securities Exchange Act of 1934 as amended.

                               The Mortgage Pools

         Each mortgage pool will consist of one- to four-family residential mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instrument creating a first lien on mortgaged properties. When each series of certificates is issued, the Seller will cause the mortgage loans comprising each mortgage pool to be assigned to the trustee for the benefit of the holders of the certificates of that series, and will receive the certificates in exchange. Certain certificates evidencing interests in a trust fund may not form part of the offering made pursuant to this prospectus and the related prospectus supplement.

         The mortgaged properties in each mortgage pool may consist of single-unit dwellings, two-, three- and four-unit detached, townhouse or rowhouse dwellings, condominium and planned-unit development and other types of homes or units described in the applicable prospectus supplement, and may include vacation and second homes and investment properties (i.e. one-to-four family properties owned for investment and rented to generate income). The applicable prospectus supplement will contain information concerning the originators of the mortgage loans and the underwriting standards employed by such originators.

         All mortgage loans will (1) be secured by mortgaged properties located in one of the states of the United States or the District of Columbia, and (2) be of one or more of the following types of mortgage loans:

         (1) Fully-amortizing mortgage loans, each with a 30-Year term at origination, interest at a fixed rate and level monthly payments over the term of the mortgage loan.

         (2) Fully-amortizing mortgage loans, each with a 15-Year term at origination, a fixed mortgage rate and level monthly payments over the term of the mortgage loan.

         (3) Mortgage loans, each with an adjustable mortgage rate.

         Mortgage loans with certain Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by a Primary Mortgage Insurance Policy. The existence, extent and duration of any such coverage will be described in the applicable prospectus supplement. Each mortgage loan will also be covered by a Standard Hazard Insurance Policy, as described under "Servicing of the Mortgage Loans--Hazard Insurance" below.

         In addition, other credit enhancements acceptable to the rating agency (or agencies) rating the certificates may be provided for coverage of certain risks of default or losses. See "Credit Support" herein.

         If specified in the applicable prospectus supplement, a mortgage pool may contain Buy-Down Mortgages pursuant to which the monthly payments made by the borrower will be less than the scheduled monthly payments on the Buy-Down Mortgage Loan, the resulting difference to be drawn from the Buy-Down Reserve and placed in a Buy-Down Fund. The applicable prospectus supplement or Current Report will contain information, with respect to any Buy-Down Mortgage Loans, concerning limitations on the interest rate payable by the borrower initially, on annual increases in the interest rate, on the length of the buy-down period, and on the Buy-Down Fund. The repayment of a temporary Buy-Down Mortgage Loan is dependent on the ability of the borrower to make larger monthly payments after the Buy-Down Reserves have been depleted and, for certain Buy-Down Mortgage Loans, while such funds are being depleted. The inability of the borrower to make larger monthly payments may lead to a default on the Buy-Down Mortgage Loan or, if the borrower is able to obtain refinancing on favorable terms, a prepayment of such loan. See "Yield, Maturity and Weighted Average Life Considerations."

         The prospectus supplement for a series of certificates may specify that the related mortgage pool contains Cash-Out Refinance Loans.

         The prospectus supplement for each series of certificates will specify the approximate aggregate principal balance of the mortgage loans within a percentage or dollar range. The prospectus supplement for each series of certificates will contain information regarding the mortgage loans which are expected to be included in the related mortgage pool, including among other things, information, as of the applicable Cut-Off Date and to the extent then specifically known to the Seller, as to the following:

         o the aggregate principal balance of the mortgage loans;

         o the aggregate principal balance or percentage by aggregate principal balance of mortgage loans secured by each type of property;

         o the original terms to maturity of the mortgage loans;

         o the smallest and largest in principal balance at origination of the mortgage loans;

         o the earliest origination date and latest maturity date of the mortgage loans;

         o the aggregate principal balance or percentage by aggregate principal balance of mortgage loans having Loan-to-Value Ratios at origination exceeding 80%;

         o the mortgage rate or range of mortgage rates borne by the mortgage loans; and

         o the average outstanding principal balance of the mortgage loans.

         If specific information with respect to the mortgage loans is not known at the time the related series of certificates is initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a Current Report. A copy of the agreement with respect to a series of certificates will be attached to the related Current Report and will be available for inspection at the corporate trust office of the trustee specified in the related prospectus supplement.

         The Seller will assign the mortgage loans to the trustee without recourse. The Seller or another party identified in the applicable prospectus supplement will make certain representations concerning the mortgage loans, including that no mortgage loan in a mortgage pool evidenced by certificates will be more than one month delinquent as of the date of the initial issuance of the certificates. For a description of other representations that the party specified in the applicable prospectus supplement will make concerning the mortgage loans, see "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties." The Seller's obligations with respect to the mortgage loans will be limited to any representations and warranties made by it in, as well as its contractual obligations under, the agreement for each series of certificates. These obligations consist primarily of the obligation under certain circumstances to repurchase or replace mortgage loans as to which there has been a material breach of the Seller's representations and warranties which materially and adversely affects the interests of the certificateholders in a mortgage loan or to cure such breach, and of the obligation, under certain circumstances, to ensure the timely payment of premiums on certain insurance policies and bonds. See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans; Warranties."

         In addition, to the extent specified in the applicable prospectus supplement, in the event of delinquencies in payments of principal and interest on the mortgage loans in any mortgage pool, the Servicer (or, if so indicated in the applicable prospectus supplement, another entity) will advance cash in amounts described herein under "The Pooling and Servicing Agreement-Advances" and "--Payments on Mortgage Loans; Collection Account." The Servicer is not required to make any advance which it determines in its good faith judgment not to be ultimately recoverable through Insurance Proceeds or Liquidation Proceeds. Each month, the trustee (or such other paying agent as may be specified in the applicable prospectus supplement) will be obligated to remit to certificateholders of each series all amounts relating to the mortgage loans due to the certificateholders to the extent such amounts have been collected or advanced by the Servicer or such other entity and remitted to the trustee pursuant to the terms of the agreement for such series. See "Description of the Certificates--Distributions of Principal and Interest."

         There can be no assurance that real estate values will remain at present levels in the areas in which the mortgaged properties will be located. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, in a particular mortgage pool become equal to or greater than the value of the properties subject to the mortgage loans included in such mortgage pool, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry. To the extent that such delinquencies, foreclosures and losses are not covered by applicable credit enhancements described in the prospectus supplement, the resulting losses will be borne by holders of the certificates of the series evidencing interests in such mortgage pool. As a result, with respect to any series as to which subordinated certificates are issued, losses not covered by credit enhancement will first be borne by the holders of subordinated certificates to the extent of their subordination to the senior certificates.

         Because the principal amounts of mortgage loans decline monthly as principal payments, including prepayments, are received, the fractional undivided interest in principal evidenced by each certificate in a series multiplied by the aggregate principal balance of the mortgage loans in the related mortgage pool will decline correspondingly. The principal balance represented by a certificate, therefore, ordinarily will decline over time.

                                 Credit Support

General

         Credit support may be provided with respect to one or more classes of a series of certificates or with respect to the assets in the related trust fund. Credit support may be in the form of a Limited Guarantee issued by a Guarantor, the subordination of one or more classes of the certificates of such series, the establishment of one or more reserve accounts, the use of a pool insurance policy, bankruptcy bond, special hazard insurance policy, repurchase bond, guaranteed investment contract, letter of credit or another method of credit support described in the related prospectus supplement, or any combination of forms of credit support. Any credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the certificates and interest thereon. If losses occur which exceed the amount covered by credit support or which are not covered by the credit support, certificateholders will bear their allocable share of the resulting deficiencies.

Limited Guarantee of the Guarantor

         If specified in the prospectus supplement, certain obligations of the Servicer under the related agreement may be covered by a Limited Guarantee, limited in scope and amount, issued by the Guarantor. If so specified, the Guarantor may be obligated, in the event the Servicer fails to do so, to provide a Deposit Guarantee or an Advance Guarantee. Any such Limited Guarantee will be limited in amount and a portion of the coverage of any such Limited Guarantee may be separately allocated to certain events. The scope, amount and, if applicable, the allocation of any Limited Guarantee will be described in the related prospectus supplement.

Subordination

         If so specified in the prospectus supplement, distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to subordinated certificates will instead be payable to holders of the senior certificates under the circumstances and to the extent specified in the prospectus supplement. If specified in the prospectus supplement, delays in receipt of scheduled payments on the mortgage loans and losses on defaulted mortgage loans will be borne first by the various classes of subordinated certificates and thereafter by the various classes of senior certificates, in each case under the circumstances and subject to the limitations specified in the prospectus supplement. The aggregate distributions in respect of delinquent payments on the mortgage loans over the lives of the certificates or at any time, the aggregate losses in respect of defaulted mortgage loans which must be borne by the subordinated certificates by virtue of subordination and the amount of the distributions otherwise distributable to the subordinated certificateholders that will be distributable to senior certificateholders on any Distribution Date may be limited as specified in the prospectus supplement. If aggregate distributions in respect of delinquent payments on the mortgage loans or aggregate losses in respect of such mortgage loans were to exceed the total amounts payable and available for distribution to holders of subordinated certificates or, if applicable, were to exceed the specified maximum amount, holders of senior certificates could experience losses on the certificates.

         In addition to or in lieu of the above, if so specified in the prospectus supplement, all or any portion of distributions otherwise payable to holders of subordinated certificates on any Distribution Date may instead be deposited into a Reserve Account. If so specified in the prospectus supplement, such deposits may be made on each Distribution Date, on each Distribution Date for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of senior certificates or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the prospectus supplement. If so specified in the prospectus supplement, amounts on deposit in the Reserve Account may be released to the Servicer or the holders of any class of certificates at the times and under the circumstances specified in the prospectus supplement.

         If specified in the prospectus supplement, one or more classes of certificates may bear the risk of certain losses on defaulted mortgage loans not covered by other forms of credit support prior to other classes of certificates. Such subordination might be effected by reducing the Certificate Principal Balance of the subordinated certificates on account of such losses, thereby decreasing the proportionate share of distributions allocable to such certificates, or by another means specified in the prospectus supplement.

         If specified in the prospectus supplement, various classes of senior certificates and subordinated certificates may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated certificates, respectively, through a cross-support mechanism or otherwise.

         As between classes of senior certificates and as between classes of subordinated certificates, distributions may be allocated among such classes (1) in the order of their scheduled final distribution dates, (2) in accordance with a schedule or formula, (3) in relation to the occurrence of events, or (4) otherwise, in each case as specified in the prospectus supplement. As between classes of subordinated certificates, payments to holders of senior certificates on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the prospectus supplement.

Certificate Guaranty Insurance Policies

         If specified in the related prospectus supplement, one or more certificate guaranty insurance policies will be obtained and maintained for one or more classes or series of certificates. The Certificate Insurer will be named in the related prospectus supplement. In general, certificate guaranty insurance policies unconditionally and irrevocably guarantee that the full amount of the distributions of principal and interest to which the holders of the related certificates are entitled under the related agreement, as well as any other amounts specified in the related prospectus supplement, will be received by an agent of the trustee for distribution by the trustee to such holders.

         The specific terms of any certificate guaranty insurance policy will be set forth in the related prospectus supplement. Certificate Guaranty Insurance Policies may have limitations including, but not limited to, limitations on the obligation of the Certificate Insurer to guarantee any Servicer's obligation to repurchase or substitute for any specified date. The Certificate Insurer may be subrogated to the rights of the holders of the related certificates to receive distributions to which they are entitled, as well as certain other amounts specified in the related prospectus supplement, to the extent of any payments made by such Certificate Insurer under the related certificate guaranty insurance policy.

Overcollateralization

         If specified in the related prospectus supplement, the aggregate principal balance of the mortgage loans included in a trust fund may exceed the original principal balance of the related certificates. In addition, if so specified in the related prospectus supplement, certain classes of certificates may be entitled to receive distributions, creating a limited acceleration of the payment of the principal of such certificates relative to the amortization of the related mortgage loans by applying excess interest collected on the mortgage loans to distributions of principal on such classes of certificates. Such acceleration feature may continue for the life of the applicable classes of certificates or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related prospectus supplement, the acceleration feature will cease unless necessary to maintain the required overcollateralization level.

Cross-Support

         If specified in the prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of the related series of certificates. In such case, credit support may be provided by a cross-support feature which may require that distributions be made with respect to certificates evidencing beneficial ownership of one or more asset groups prior to distributions to subordinated certificates evidencing a beneficial ownership interest in other asset groups within the same trust fund. The prospectus supplement for a series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         If specified in the prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate trust funds. If applicable, the prospectus supplement will identify the trust funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified trust funds.

Pool Insurance


          In order to decrease the likelihood that certificateholders will experience losses in respect of the mortgage loans, if specified in the prospectus supplement, the Seller will obtain one or more pool insurance policies. Any such policies may be in lieu of or in addition to any obligations of the Seller or the Servicer in respect of the mortgage loans. Such pool insurance policy will, subject to the limitations described below and in the prospectus supplement, cover loss by reason of default in payments on the mortgage loans up to the amounts specified in the prospectus supplement or and for the periods specified in the prospectus supplement. The Servicer will agree to use its best reasonable efforts to maintain in effect any such pool insurance policy and to present claims thereunder to the pool insurer on behalf of itself, the trustee and the certificateholders. A pool insurance policy, however, is not a blanket policy against loss, since claims thereunder may only be made respecting particular defaulted mortgage loans and only upon satisfaction of certain conditions precedent described below. The pool insurance policy, if any, will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy, irrespective of the reason therefor. The related prospectus supplement will describe any provisions of a pool insurance policy that are materially different from those described below.

         Any pool insurance policy may provide that no claims may be validly presented thereunder unless:

         o any required primary mortgage insurance policy is in effect for the defaulted mortgage loan and a claim thereunder has been submitted and settled;

         o hazard insurance on the related mortgaged property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

         o if there has been physical loss or damage to the mortgaged property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-Off Date;

         o the insured has acquired good and merchantable title to the mortgaged property free and clear of liens, except certain permitted encumbrances; and

         o   the Servicer has advanced foreclosure costs.

         Upon satisfaction of the above conditions, the pool insurer will have the option either (1) to purchase the mortgaged property at a price equal to the principal balance of the mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of purchase and certain expenses incurred by the Servicer on behalf of the trustee and the certificateholders, or (2) to pay the amount by which the sum of the principal balance of the defaulted mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the mortgaged property, in either case net of certain amounts paid or assumed to have been paid under any related primary mortgage insurance policy. If any property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the pool insurance policy, the Servicer will not be required to expend its own funds to restore the damaged property unless it determines (1) that such restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the Servicer for its expenses, and (2) that the servicer's expenses will be recoverable by it through proceeds of the sale of the property or proceeds of the pool insurance policy or any primary mortgage insurance policy.

         In general, no pool insurance policy will insure (and many primary mortgage insurance policies may not insure) against loss sustained by reason of a default arising from, among other things, (1) fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor or persons involved in the origination thereof, or (2) failure to construct a mortgaged property in accordance with plans and specifications. If so specified in the related prospectus supplement, a failure of coverage attributable to one of the those events might result in a breach of a representation of the Seller (or another party) and in such event might give rise to an obligation on the part of the Seller (or such other party) to purchase or replace the defaulted mortgage loan if the breach materially and adversely affects the interests of certificateholders and cannot be cured.

         As specified in the prospectus supplement, the original amount of coverage under any pool insurance policy will be reduced over the life of the related series of certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Servicer as well as accrued interest on delinquent mortgage loans to the date of payment of the claim. See "Material Legal Aspects of the Mortgage Loans--Foreclosure". Accordingly, if aggregate net claims paid under any pool insurance policy reach the original policy limit, coverage under that pool insurance policy will be exhausted and any further losses will be borne by one or more classes of certificateholders unless assumed by some other entity, if and to the extent specified in the prospectus supplement.

         Since any mortgage pool insurance policy may require that the property subject to a defaulted mortgage loan be restored to its original condition prior to claiming against the pool insurer, such policy may not provide coverage against hazard losses. The hazard policies concerning the mortgage loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than the full replacement cost of such losses. Even if special hazard insurance is applicable as specified in the prospectus supplement, no coverage in respect of special hazard losses will cover all risks, and the amount of any such coverage will be limited. See "Special Hazard Insurance" below. As a result, certain hazard risks will not be insured against and will therefore be borne by certificateholders, unless otherwise assumed by some other entity, as specified in the prospectus supplement.

Special Hazard Insurance

         In order to decrease the likelihood that certificateholders will experience losses in respect of the mortgage loans, if specified in the prospectus supplement, the Seller will obtain one or more special hazard insurance policies with respect to the mortgage loans. Subject to limitations described below and in the prospectus supplement, a special hazard insurance policy will protect holders of certificates from (1) loss by reason of damage to mortgaged properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not covered by the standard form of hazard insurance policy for the respective states in which the mortgaged properties are located or under flood insurance policies, if any, covering the mortgaged properties, and (2) loss from partial damage caused by reason of the application of the co-insurance clause contained in hazard insurance policies. See "Servicing of the Mortgage Loans--Hazard Insurance" below. Any special hazard insurance policy may not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is located in a federally designated flood area), chemical contamination and certain other risks. Aggregate claims under each special hazard insurance policy may be limited to a specified percentage of the aggregate principal balance as of the Cut-Off Date of the mortgage loans. Any special hazard insurance policy may also provide that no claim may be paid unless hazard and, if applicable, flood insurance on the mortgaged property has been kept in force and other protection and preservation expenses have been paid by the Servicer.

         Subject to the limitations discussed above, any special hazard insurance policy may provide that, where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the Servicer, the special hazard insurer will pay the lesser of (1) the cost of repair or replacement of such property or (2) upon transfer of the property to the special hazard insurer, the unpaid principal balance of such mortgage loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such property. If the insurer pays the unpaid principal balance plus accrued interest and certain expenses the amount of further coverage under the related special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair or replacement of the property will also reduce coverage by such amount. Restoration of the property with the proceeds described under clause (1) above will satisfy the condition under any pool insurance policy that the property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted mortgage loan secured by such property. The payment described under clause (2) above will render unnecessary presentation of a claim in respect of such mortgage loan under the related pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or replacement or the unpaid principal balance of the mortgage loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to certificateholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and pool insurance policy.

Bankruptcy Bond

         In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the mortgaged property securing the related mortgage loan at an amount less than the then outstanding principal balance of such mortgage loan secured by such mortgaged property and could reduce the secured debt to such value. In such case, the holder of such mortgage loan would become an unsecured creditor to the extent of the difference between the outstanding principal balance of such mortgage loan and such reduced secured debt. In addition, certain other modifications of the terms of a mortgage loan can result from a bankruptcy proceeding, including the reduction in monthly payments required to be made by the borrower. See "Material Legal Aspects of the Mortgage Loans--Enforceability of Certain Provisions". If so provided in the related prospectus supplement, the Servicer will obtain a bankruptcy bond or similar insurance contract or insurance contract for proceedings with respect to borrowers under the Bankruptcy Code. Any such bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a mortgage loan or a reduction by such court of the secured principal amount of a mortgage loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

         Any such bankruptcy bond will provide coverage in the aggregate amount specified in the related prospectus supplement. Such amount will be reduced by payments made under such bankruptcy bond in respect of the related mortgage loans, to the extent specified in the related prospectus supplement, and will not be restored.

         In lieu of a bankruptcy bond, the Servicer may obtain a Limited Guarantee to cover bankruptcy-related losses.

Repurchase Bond

         If so specified in the related prospectus supplement, the Servicer will be obligated to purchase any mortgage loan up to an aggregate dollar amount specified in the related prospectus supplement for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or sale of such mortgage loan. Such obligation may be secured by a surety bond or other instrument or mechanism guaranteeing payment of the amount to be paid by the Servicer.

Guaranteed Investment Contracts

         If so specified in the prospectus supplement, on or prior to the Delivery Date, the trustee will enter into a guaranteed investment contract pursuant to which all amounts deposited in the Collection Account, and if so specified the Reserve Accounts, will be invested by the trustee and under which the issuer of the guaranteed investment contract will pay to the trustee interest at an agreed rate per annum with respect to the amounts so invested.

Reserve Accounts

          If specified in the prospectus supplement cash the Servicer will deposit cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit, other instruments or obligations or a combination thereof in the aggregate amount specified in the prospectus supplement on the Delivery Date in one or more Reserve Accounts established by the trustee. Such cash and the principal and interest payments on such other instruments will be used to enhance the likelihood of timely payment of principal of, and interest on, or, if so specified in the prospectus supplement, to provide additional protection against losses in respect of, the assets in the related trust fund, to pay the expenses of the trust fund or for such other purposes specified in the prospectus supplement. Whether or not the Servicer has any obligation to make such a deposit, certain amounts to which the subordinated certificateholders, if any, will otherwise be entitled may instead be deposited into the Reserve Account from time to time and in the amounts as specified in the prospectus supplement. The Servicer will invest any cash in the Reserve Account and the proceeds of any other instrument upon maturity in Eligible Investments, which will include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks, certain repurchase agreements of United States government securities with eligible commercial banks and certain other Eligible Investments described in the agreement. If a letter of credit is deposited with the trustee, such letter of credit will be irrevocable. Any instrument deposited therein will name the trustee, in its capacity as trustee for the holders of the related certificates, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the certificates. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the prospectus supplement.

         Any amounts so deposited and payments on instruments so deposited available for withdrawal from the Reserve Account for distribution to the holders of certificates for the purposes, in the manner and at the times specified in the prospectus supplement.

Other Insurance and Guarantees

         If specified in the prospectus supplement, the related trust fund may also include insurance, guarantees or letters of credit for the purpose of (1) maintaining timely payments or providing additional protection against losses on the assets included in such trust fund, (2) paying administrative expenses or
(3) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which certificateholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement. Such arrangements may be in lieu of any obligation of the Servicer to advance delinquent installments in respect of the mortgage loans.

Yield, Maturity and Weighted Average Life Considerations

         The yields to maturity and weighted average lives of the certificates will be affected primarily by the rate and timing of principal payments received on or in respect of the mortgage loans included in the related trust fund. Such principal payments will include scheduled payments as well as Principal Prepayments (including refinancings) and prepayments resulting from foreclosure, condemnation and other dispositions of the mortgaged properties (including amounts paid by insurers under applicable insurance policies), from purchase by the Seller of any mortgage loan as to which there has been a material breach of warranty or defect in documentation (or deposit of certain amounts in respect of delivery of a substitute mortgage loan), purchase by the Servicer of mortgage loans modified by it in lieu of refinancing thereof and from the repurchase by the Seller of all of the mortgage loans in certain circumstances. See "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans." The yield to maturity and weighted average lives of the certificates may also be affected by the amount and timing of delinquencies and losses on the mortgage loans.

         A number of social, economic, tax, geographic, demographic, legal and other factors may influence prepayments, delinquencies and losses. For a trust fund comprised of mortgage loans, these factors may include:

              o   the age of the mortgage loans;

              o   the geographic distribution of the mortgaged properties;

              o   the payment terms of the mortgages;

              o   the characteristics of the mortgagors;

              o   homeowner mobility;

              o economic conditions generally and in the geographic area in which the mortgaged properties are located;

              o   enforceability of due-on-sale clauses;

              o   servicing decisions;

              o prevailing mortgage market interest rates in relation to the interest rates on the mortgage loans;

              o the availability of mortgage funds, the use of second or "home equity" mortgage loans by mortgagors;

              o the availability of refinancing opportunities, including refinancing opportunities offered by Chase Manhattan Mortgage Corporation to existing borrowers or to its affiliates;

              o   the use of the properties as second or vacation homes; and

              o the extent of the mortgagors' net equity in the mortgaged properties and, where investment properties are securing the mortgage loans, tax-related considerations and the availability of other investments.

         The rate of principal payment may also be subject to seasonal variations.

         The rate of principal prepayments on pools of conventional housing loans has fluctuated significantly in recent years. Generally, if prevailing interest rates were to fall significantly below the interest rates on the mortgage loans, the mortgage loans would be expected to prepay at higher rates than if prevailing rates were to remain at or above the interest rates on the mortgage loans. Conversely, if interest rates were to rise above the interest rates on the mortgage loans, the mortgage loans would be expected to prepay at lower rates than if prevailing rates were to remain at or below interest rates on the mortgage loans. The timing of changes in the rate of prepayments may significantly affect a certificateholder's actual yield to maturity, even if the average rate of principal payments is consistent with a certificateholder's expectation. In general, the earlier a prepayment of principal the greater the effect on a certificateholder's yield to maturity. As a result, the effect on a certificateholder's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the related series of certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

         To the extent described in the applicable prospectus supplement, the effective yields to certificateholders will be lower than the yields produced by the interest rates on the certificates because, while interest will accrue on each mortgage loan from the first day of each month, the distribution of such interest to certificateholders will be made in the month following the month of accrual.

         When a mortgage loan prepays in full, the borrower will generally be required to pay interest on the amount of prepayment only to the prepayment date. When a partial prepayment of principal is made on a mortgage loan, the borrower generally will not be required to pay interest on the amount of the partial prepayment during the month in which such prepayment is made. In addition, a full or partial prepayment will not be required to be passed through to certificateholders until the month following receipt.

         If and to the extent specified in the applicable prospectus supplement, under the agreement, if a full or partial voluntary prepayment of a mortgage loan is made and does not include the full amount of interest on such mortgage loan which would have been due but for such prepayment to and including the end of the month in which the prepayment takes place, the servicer will be obligated to pay a Compensating Interest Payment, provided that the aggregate of such Compensating Interest Payments by the Servicer with respect to any Distribution Date will not exceed the aggregate Servicing Fee to which the Servicer is entitled in connection with such Distribution Date. The Servicer will not be entitled to reimbursement for such Compensating Interest Payments. Consequently, to the extent the Servicer is so obligated, neither partial nor full prepayments will reduce the amount of interest passed through to certificateholders the following month from the amount which would have been passed through in the absence of such prepayments. If the Servicer is not obligated to make Compensating Interest Payments, or if such payments are insufficient to cover the interest shortfall, partial or full prepayments will reduce the amount of interest passed through to certificateholders, as described in the applicable prospectus supplement.

         Factors other than those identified herein and in the prospectus supplement could significantly affect principal prepayments at any time and over the lives of the certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the mortgage loans at any time or over the lives of the certificates.

         The prospectus supplement relating to a series of certificates will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such certificates.

                     Chase Manhattan Acceptance Corporation


         Chase Manhattan Acceptance Corporation was incorporated in the State of Delaware on March 1, 1988 and is a direct wholly-owned subsidiary of The Chase Manhattan Bank. The principal office of Chase Manhattan Acceptance Corporation is located at 343 Thornall Street, Edison, New Jersey 08837 and its telephone number is (732) 205-0600.

         It is not expected that Chase Manhattan Acceptance Corporation will have any business operations other than acquiring and pooling mortgage loans and other receivables and instruments, offering certificates of the type described herein or other mortgage-related or asset-backed securities, and related activities.

                               Chase Funding, Inc.

         Chase Funding, Inc. was incorporated in the State of New York on November 17, 1987 and is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. The principal office of Chase Funding, Inc. is located at 343 Thornall Street, Edison, New Jersey 08837 and its telephone number is (732) 205-0600.

         It is not expected that Chase Funding, Inc. will have any business operations other than acquiring and pooling mortgage loans and other receivables and instruments, offering certificates of the type described herein or other mortgage-related or asset-backed securities, and related activities.

                         Servicing of the Mortgage Loans

         With respect to each series of certificates, Chase Manhattan Mortgage Corporation (or such other entity identified in the prospectus supplement), will service the related mortgage loans acting alone or, as master servicer, through one or more direct servicers. If Chase Manhattan Mortgage Corporation acts as master servicer with respect to a series, the related agreement will provide that Chase Manhattan Mortgage Corporation shall not be released from its obligations to the trustee and certificateholders with respect to the servicing and administration of the mortgage loans, that any servicing agreement entered into between Chase Manhattan Mortgage Corporation and a direct servicer will be deemed to be between Chase Manhattan Mortgage Corporation and the direct servicer alone and that the trustee and the certificateholders will have no claims, obligations, duties or liabilities with respect to any servicing agreement.

Collection and Other Servicing Procedures

         Subject to the terms of the agreement, the Servicer generally will be obligated to service and administer the mortgage loans in accordance with the specific procedures set forth in the Fannie Mae Seller's Guide and Fannie Mae Servicing Guide, as amended or supplemented from time to time, and, to the extent such procedures are unavailable, in accordance with the mortgage servicing practices of prudent mortgage lending institutions.

         The Servicer will be responsible for using its best reasonable efforts to collect all payments called for under the mortgage loans and shall, consistent with each agreement, follow such collection procedures as it deems necessary and advisable with respect to the mortgage loans. Consistent with the above, the Servicer, may, in its discretion, (1) waive any late payment charge and, (2) if a default on the related mortgage loan has occurred or is reasonably foreseeable, arrange with the mortgagor a schedule for the liquidation of a delinquency. In the event of any such arrangement the Servicer will be responsible for distributing funds with respect to such mortgage loan during the scheduled period in accordance with the original amortization schedule thereof and without regard to the temporary modification thereof.

         The Servicer will be obligated to use it best reasonable efforts to realize upon a defaulted mortgage loan in such manner as will maximize the payments to certificateholders. In this regard, the Servicer may (directly or through a local assignee) sell the property at a foreclosure or trustee's sale, negotiate with the mortgagor for a deed in lieu of foreclosure or, in the event a deficiency judgment is available against the mortgagor or other person, foreclose against such property and proceed for the deficiency against the appropriate person. See "Material Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments. The amount of the ultimate net recovery (including the proceeds of any pool insurance or other guarantee), after reimbursement to the Servicer of its expenses incurred in connection with the liquidation of any such defaulted mortgage loan will be distributed to the related certificateholders on the next Distribution Date following the month of receipt. If specified in the prospectus supplement, if such net recovery exceeds the principal balance of such mortgage loan plus one month's interest thereon at the Remittance Rate, the excess will be paid to the Servicer as additional servicing compensation. The Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of any mortgaged property unless it shall determine (i) that such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related mortgage loan to certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds in respect of the related mortgage loan.

         If a mortgaged property has been or is about to be conveyed by the mortgagor, the Servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or such enforcement would adversely affect or jeopardize coverage under any related primary mortgage insurance policy or pool insurance policy. If it reasonably believes it may be restricted by law, for any reason, from enforcing such a "due-on-sale" clause, the Servicer, with the consent of the insurer under any insurance policy implicated thereby, may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note. Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as additional servicing compensation. For a description of circumstances in which the Servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Mortgage Loans--Enforceability of Certain Provisions". In connection with an assumption, the mortgage rate borne by the related mortgage note may not be decreased.

         The Servicer will maintain with one or more depository institutions one or more accounts into which it will deposit all payments of taxes, insurance premiums, assessments or comparable items received for the account of the mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, insurance premiums, assessments or comparable items, to reimburse the Servicer out of related collections for any cost incurred in paying taxes, insurance premiums and assessments or otherwise preserving or protecting the value of the mortgages, to refund to mortgagors any amounts determined to be overages and to pay interest to mortgagors on balances in such account or accounts to the extent required by law.

Private Mortgage Insurance

         If so specified in the related prospectus supplement, each agreement will obligate the Servicer to exercise its best reasonable efforts to maintain and keep in full force and effect a private mortgage insurance policy on all mortgage loans that have a Loan-to-Value Ratio in excess of 80%.

         A private mortgage insurance policy may provide that, as an alternative to paying a claim thereunder, the mortgage insurer will have the right to purchase the mortgage loan following the receipt of a notice of default, at a purchase price equal to the sum of the principal balance of the mortgage loan, accrued interest thereon and the amount of certain advances made by the Servicer with respect to the mortgage loan. The mortgage insurer may have such purchase right after the borrower has failed to make three scheduled monthly payments (or one payment if it is the first payment due on the mortgage loan) or after any foreclosure or other proceeding affecting the mortgage loan or the mortgaged property has been commenced. The proceeds of any such purchase will be distributed to certificateholders on the applicable Distribution Date. A mortgage insurer may be more likely to exercise such purchase option when prevailing interest rates are low relative to the interest rate borne by the defaulted mortgage loan, in order to reduce the aggregate amount of accrued interest that the insurer would be obligated to pay upon payment of a claim.

Hazard Insurance

         The Servicer will cause to be maintained for each mortgaged property a standard hazard insurance policy. The coverage of such policy is required to be in an amount at least equal to the maximum insurable value of the improvements which are a part of such property from time to time or the principal balance owing on such mortgage loan from time to time, whichever is less. All amounts collected by the Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of property subject to the related mortgage or property acquired by foreclosure or amounts released to the related mortgagor in accordance with the Servicer's normal servicing procedures) will be deposited in the Collection Account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and, therefore, will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flow), nuclear reactions, pollution, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The previous list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the property securing a mortgage loan is located in a federally designated flood area, the agreement will require that flood insurance be maintained in an amount representing coverage not less than the least of:

         o the principal balance owing on such mortgage loan from time to time;

         o the maximum insurable value of the improvements which are a part of such property from time to time; or

         o the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

         The Seller may also purchase special hazard insurance against certain of the uninsured risks described above. See "Credit Support--Special Hazard Insurance."

         Most of the properties securing the mortgage loans will be covered by homeowners' insurance policies, which, in addition to the standard form of fire and extended coverage, provide coverage for certain other risks. These homeowners' policies typically contain a "coinsurance" clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the lesser of (1) the actual cash value of the improvements damaged or destroyed, or (2) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Actual cash value is generally defined as replacement cost at the time and place of loss, less physical depreciation

         Since the amount of hazard insurance the Servicer is required to cause to be maintained on the improvements securing the mortgage loans declines as the principal balances owing thereon decrease, if the residential properties securing the mortgage loans appreciate in value over time, the effect of coinsurance in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

         The Servicer will cause to be maintained on any mortgaged property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (1) the maximum insurable value from time to time of the improvements which are a part of such property or (2) the unpaid principal balance of the related mortgage loan at the time of such foreclosure or deed in lieu of foreclosure, plus accrued interest and the Servicer's good-faith estimate of the related liquidation expenses to be incurred in connection therewith.

         The Servicer may maintain, in lieu of causing individual hazard insurance policies to be maintained with respect to each mortgage loan, one or more blanket insurance policies covering hazard losses on the mortgage loans. The Servicer will pay the premium for such policy on the basis described therein and will pay any deductible amount with respect to claims under such policy relating to the mortgage loans.

Advances

         To the extent specified in the prospectus supplement, in the event that any borrower fails to make any payment of principal or interest required under the terms of a mortgage loan, the Servicer will be obligated to advance the entire amount of such payment adjusted in the case of any delinquent interest payment to the applicable Net Mortgage Rate. This obligation to advance will be limited to amounts which the Servicer reasonably believes will be recoverable by it out of liquidation proceeds or otherwise in respect of such mortgage loan. The Servicer will be entitled to reimbursement for any such advance from related late payments on the mortgage loan as to which such advance was made. Furthermore, the Servicer will be entitled to reimbursement for any such advance
(1) from Liquidation Proceeds or Insurance Proceeds received if such mortgage loan is foreclosed prior to any payment to certificateholders in respect of the repossession or foreclosure and (2) from receipts or recoveries on all other mortgage loans or from any other assets of the trust fund, for all or any portion of a Nonrecoverable Advance. Any Nonrecoverable Advance will be reimbursable out of the assets of the trust fund. The amount of any scheduled payment required to be advanced by the Servicer will not be affected by any agreement between the Servicer and a borrower providing for the postponement or modification of the due date or amount of such scheduled payment. If specified in the prospectus supplement, the trustee for the related series will make advances of delinquent payments of principal and interest in the event of a failure by the Servicer to perform such obligation.

         Any such obligation to make advances may be limited to amounts due holders of certain classes of certificates of the related series or may be limited to specified periods or otherwise as specified in the prospectus supplement.

Servicing and Other Compensation and Payment of Expenses

         The Servicer's primary compensation for its servicing activities will come from the payment to it, with respect to each interest payment on a mortgage loan, of all or a portion of the difference between the mortgage rate for such mortgage loan and the related Remittance Rate. In addition to its primary compensation, the Servicer will retain all assumption fees, late payment charges and other miscellaneous charges, all to the extent collected from borrowers. In the event the Servicer is acting as master servicer under an agreement, it will receive compensation with respect to the performance of its activities as master servicer.

         The Servicer generally will be responsible for paying all expenses incurred in connection with the servicing of the mortgage loans (subject to limited reimbursement as described under "The Pooling and Servicing Agreement--Payments on Mortgage Loans; Collection Account"), including, without limitation, payment of any premium for any Advance Guarantee, Deposit Guarantee, bankruptcy bond, repurchase bond or other guarantee or surety, payment of the fees and the disbursements of the trustee and the and independent accountants, payment of the compensation of any direct servicers of the mortgage loans, payment of all fees and expenses in connection with the realization upon defaulted mortgage loans and payment of expenses incurred in connection with distributions and reports to certificateholders. The Servicer may assign any of its primary servicing compensation in excess of that amount customarily retained as servicing compensation for similar assets.

Resignation, Succession and Indemnification of the Servicer

         The agreement will provide that the Servicer may not resign from its obligations and duties as servicer or master servicer thereunder, except upon determination that its performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the trustee or a successor has assumed the Servicer's servicing obligations and duties under the agreement. The Guarantor's obligations under any Advance Guarantee or Deposit Guarantee will, upon issuance thereof, be irrevocable, subject to certain limited rights of assignment as described in the prospectus supplement if applicable.

         The agreement will provide that neither the Seller nor the Servicer nor, if applicable, the Guarantor, nor any of their respective directors, officers, employees or agents, shall be under any liability to the trust fund or the certificateholders of the related series for taking any action, or for refraining from taking any action, in good faith pursuant to the agreement, or for errors in judgment; provided, however, that neither the Servicer nor, if applicable, the Guarantor, nor any such person, will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The agreement will also provide that the Seller, the Servicer and, if applicable, the Guarantor and their respective directors, officers, employees and agents are entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each agreement will provide that neither the Seller nor the Servicer nor, if applicable, the Guarantor is under any obligation to appear in, prosecute or defend any legal action which is not incidental to the Servicer's servicing responsibilities under the agreement or the Guarantor's payment obligations under any Limited Guarantee, respectively, and which in its respective opinion may involve it in any expense or liability. Each of the Seller, the Servicer and, if applicable, the Guarantor may, however, in its respective discretion undertake any such action which it may deem necessary or desirable in respect of the agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund, and the Seller, the Servicer and, if applicable, the Guarantor, will be entitled to be reimbursed therefor from amounts deposited in the Collection Account.

         Any corporation into which the Servicer may be merged or consolidated or any corporation resulting from any merger, conversion or consolidation to which the Servicer is a party, or any corporation succeeding to the business of the Servicer, which assumes the obligations of the Servicer, will be the successor of the Servicer under each agreement.

                       The Pooling and Servicing Agreement

         This prospectus summarizes the material provisions of the agreement. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreement applicable to a particular series of certificates. Where particular provisions or terms used in the agreements are referred to, such provisions or terms are as specified in the agreements.

Assignment of Mortgage Loans; Warranties

         At the time of issuance of each series of certificates, the Seller will cause the mortgage loans in the trust fund represented by that series of certificates to be assigned to the trustee, together with all principal and interest due on or with respect to such mortgage loans, other than principal and interest due on or before the Cut-Off Date and prepayments of principal received before the Cut-Off Date. The trustee, concurrently with such assignment, will execute and deliver certificates evidencing such trust fund to the Seller in exchange for the mortgage loans. Each mortgage loan will be identified in the Mortgage Loan Schedule. The Mortgage Loan Schedule will include, as to each mortgage loan, information as to the outstanding principal balance as of the close of business on the Cut-Off Date, as well as information respecting the mortgage rate, the current scheduled monthly payment, the number of months remaining until the stated maturity date of each note and the location of the related mortgaged property.

         In addition, the Seller will, as to each mortgage loan, deliver to the trustee:

         o the note, endorsed to the order of the trustee by the holder/payee thereof without recourse;

         o    the buy-down agreement (if applicable);

         o a Mortgage and Mortgage assignment meeting the requirements of the Agreement;

         o all Mortgage assignments from the original holder of the mortgage loan, through any subsequent transferees to the transferee to the trustee;

         o the original Lender's Title Insurance Policy, or other evidence of title, or if a policy has not been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company;

         o as to each mortgage loan, an original certificate of Primary Mortgage Insurance Policy (or copy certified to be true by the originator) to the extent required under the applicable requirements for the mortgage pool; and

         o such other documents as may be described in the applicable prospectus supplement.

         Except as expressly permitted by the agreement, all documents so delivered are to be original executed documents; provided, however, that in instances where the original recorded document has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Seller may deliver a photocopy containing a certification of the appropriate judicial or other governmental authority of the jurisdiction, and the Servicer shall cause the originals of each mortgage and mortgage assignment which is so unavailable to be delivered to the trustee as soon as available.

         The trustee will hold the above-listed documents for each series of certificates in trust for the benefit of all certificateholders of such series. The trustee is obligated to review such documents for each mortgage loan within 270 days after the conveyance of the mortgage loan to it. If any document is found by the trustee not to have been executed or received or to be unrelated to the mortgage loan identified in the agreement, the trustee will promptly notify the Seller. The Seller, or another party specified in the applicable prospectus supplement, will be required to cure such defect or to repurchase the mortgage loan or to provide a substitute mortgage loan. See "Repurchase or Substitution" below.

         In the agreement for each series, the Seller or another party described in the agreement will make certain representations and warranties with respect to the mortgage loans. The representations and warranties in each agreement will generally include that:

         o the information set forth in the mortgage loan Schedule is true and correct in all material respects at the date or dates with respect to which such information is furnished;

         o each mortgage constitutes a valid and enforceable first lien on the mortgaged property, including all improvements thereon (subject only to (A) the lien of current real property taxes and assessments, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the Lender's Title Insurance Policy delivered to the originator of the mortgage loan and not adversely affecting the value of the mortgaged property and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such mortgage);

         o at the date of initial issuance of the certificates, no more than the percentage of the mortgage loans specified in the applicable prospectus supplement were more than 30 days delinquent in payment and no more than the percentage of the mortgage loans specified in the applicable prospectus supplement had more than one delinquency in excess of 30 days during the preceding 12-month period;

         o at the time each mortgage loan was originated and, to the best knowledge of the Representing Party, at the date of initial issuance of the certificates, there are no delinquent taxes, assessments or other outstanding charges affecting the mortgaged property;

         o each mortgage loan was originated in compliance with and complied at the time of origination in all material respects with applicable laws, including usury, equal credit opportunity and disclosure laws;

         o each mortgage loan is covered by a lender's title insurance policy insuring the priority of the lien of the Mortgage in the original principal amount of such mortgage loan (subject to exceptions acceptable in the industry, including exceptions with respect to surveys and endorsements), and each such policy is in full force and effect; and

         o immediately prior to the assignment to the trust fund the Seller had good title to, and was the sole owner of, each mortgage loan free and clear of any lien, claim, charge, encumbrance or security interest of any kind.

         Upon the discovery or notice of a breach of any of such representations or warranties which materially and adversely affects the interests of the certificateholders in a mortgage loan, the Seller or the applicable party will cure the breach or repurchase such mortgage loan or will provide a substitute mortgage loan in the manner described under "Repurchase or Substitution" below. This obligation to repurchase or substitute constitutes the sole remedy available to the certificateholders or the trustee for any such breach of representations and warranties.

         The agreement for a series of certificates may provide that the Servicer may, at its sole option, purchase from the trust fund, at the price specified in the agreement, any mortgage loan as to which the related borrower has failed to make full payments as required under the related note for three consecutive months.

Payments on Mortgage Loans; Collection Account

         It is expected that the agreement for each series of certificates will provide that the Servicer will establish and maintain the Collection Account in the name of the trustee for the benefit of the certificateholders. The amount at any time credited to the Collection Account will be fully-insured to the maximum coverage possible or shall be invested in Permitted Investments, all as described in the applicable prospectus supplement. In addition, a Certificate Account may be established for the purpose of making distributions to certificateholders if and as described in the applicable prospectus supplement.

         The Servicer will deposit in the Collection Account, as described more fully in the applicable prospectus supplement, amounts representing the following collections and payments (other than in respect of principal of or interest on the mortgage loans due on or before the Cut-Off Date and prepayments of principal received before the Cut-Off Date):

         o all installments of principal and interest on the applicable mortgage loans and any principal and/or interest required to be advanced by the Servicer that were due on the immediately preceding Due Date, net of servicing fees due the Servicer and other amounts, if any, specified in the applicable prospectus supplement;

         o all amounts received in respect of the applicable mortgage loans representing late payments of principal and interest to the extent such amounts were not previously advanced by the Servicer with respect to such mortgage loans, net of servicing fees due the Servicer;

         o all principal prepayments (whether full or partial) on the applicable mortgage loans received, together with interest calculated at the mortgage rate (net of servicing fees due the Servicer) to the end of the calendar month during which such principal prepayment shall have been received by the Servicer, to the extent received from the mortgagor or advanced by the Servicer, as described under "Servicing of the Mortgage Loans--Advances" herein; and

         o any amounts received by the Servicer as Insurance Proceeds (to the extent not applied to the repair or restoration of the mortgaged property) or Liquidation Proceeds.

Repurchase or Substitution

         The trustee will review the documents delivered to it with respect to the assets of the applicable trust fund within 270 days after execution and delivery of the related agreement. If any document required to be delivered by the Seller is not delivered or is found to be defective in any material respect, then within 90 days after notice of such defect, the Seller will (a) cure such defect, (b) remove the affected mortgage loan from the trust fund and substitute one or more other mortgage loans therefor or (c) repurchase the mortgage loan from the trustee for a price equal to 100% of its principal balance plus interest thereon at the applicable Remittance Rate from the date on which interest was last paid to the first day of the month in which such purchase price is to be distributed to the related certificateholders. This repurchase and substitution obligation constitutes the sole remedy available to certificateholders or the trustee on behalf of certificateholders against the Seller for a material defect in a document relating to a mortgage loan.

         The Seller will agree, within 90 days of the earlier of the discovery by the Seller or receipt by the Seller of notice from the trustee or the Servicer of its discovery of any breach of any representation or warranty of the Seller set forth in the related agreement with respect to the mortgage loans that materially and adversely affects the interests of the certificateholders in a mortgage loan or the value of a mortgage loan, to either (a) cure such breach in all material respects, (b) repurchase the Defective Mortgage Loan at a price equal to 100% of its principal balance plus interest thereon at the applicable Remittance Rate from the date on which interest was last paid to the first day of the month in which such purchase price is to be distributed or (c) remove the affected mortgage loan from the trust fund and substitute one or more other mortgage loans or contracts therefor. This repurchase or substitution obligation will constitute the sole remedy available to certificateholders or the trustee on behalf of certificateholders for any such breach.

         If so specified in the prospectus supplement for a series where the Seller has acquired the related mortgage loans, in lieu of agreeing to repurchase or substitute mortgage loans as described above, the Seller may obtain such an agreement from the entity which sold such mortgage loans, which agreement will be assigned to the trustee for the benefit of the holders of the certificates of such series. In such event, the Seller will have no obligation to repurchase or substitute mortgage loans if such entity defaults in its obligation to do so.

         If a mortgage loan is substituted for another mortgage loan as described above, the new mortgage loan will have the following characteristics, or such other characteristics as may be specified in the prospectus supplement:

         o a principal balance (together with any other new mortgage loan so substituted), as of the first Distribution Date following the month of substitution, after deduction of all payments due in the month of substitution, not in excess of the principal balance of the removed mortgage loan as of such Distribution Date (the amount of any difference, plus one month's interest thereon at the applicable Net Mortgage Rate, to be deposited in the Collection Account on the business day prior to the applicable Distribution
              Date);

         o a mortgage rate not less than, and not more than one percentage point greater than, that of the removed mortgage loan;

         o a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed mortgage loan;

         o a Loan-to Value Ratio at origination not greater than that of the removed mortgage loan; and

         o in the reasonable determination of the Seller, be of the same type, quality and character (including location of the mortgaged property) as the removed mortgage loan (as if the defect or breach giving rise to the substitution had not occurred) and be, as of the substitution date, in compliance with the representations and warranties contained in the agreement.

         If a REMIC election is to be made with respect to all or a portion of a trust fund, any such substitution will occur within two years after the initial issuance of the related certificates.

Certain Modifications and Refinancings

         The agreement will permit the Servicer to modify any mortgage loan upon the request of the related mortgagor, and will also permit the Servicer to solicit such requests by offering mortgagors the opportunity to refinance their mortgage loans, provided in either case that the Servicer purchases such mortgage loan from the trust fund immediately following such modification. Any such modification may not be made unless the modification includes a change in the interest rate on the related mortgage loan to approximately a prevailing market rate. Any such purchase will be for a price equal to 100% of the principal balance of such mortgage loan, plus accrued and unpaid interest thereon to the date of purchase at the applicable Remittance Rate, net of any unreimbursed advances of principal and interest thereon made by the Servicer. Such purchases may occur when prevailing interest rates are below the interest rates on the mortgage loans and mortgagors request (and/or the Servicer offers) modifications as an alternative to refinancings through other mortgage originators. If a REMIC election is made with respect to all or a portion of the related trust fund, the Servicer will indemnify the REMIC against liability for any prohibited transactions taxes and any related interest, additions or penalties imposed on the REMIC as a result of any such modification or purchase.

         The agreement will provide that if the Servicer in its individual capacity agrees to refinance any mortgage loan as described above, such mortgage loan will be assigned to the Servicer by the trustee upon certification that the principal balance of such mortgage loan and accrued and unpaid interest thereon at the Remittance Rate has been deposited in the Collection Account.

Forward Commitments; Pre-Funding

         The trustee of a trust fund may enter into a pre-funding agreement for the transfer of additional mortgage loans and contracts to such trust and following the date on which the trust is established and the related securities are issued. The trustee of a trust also may enter into pre-funding agreements to permit the acquisition of additional mortgage loans that could not be delivered by the Depositor or have not formally completed the origination process, in each case prior to the Delivery Date. Any pre-funding agreement will require that any mortgage loans so transferred to a trust conform the requirements specified in such pre-funding agreeement. If a pre-funding agreeement is to be utilized, the related trustee will be required to deposit in the Purchase Account all or a portion of the proceeds received by the trustee in connection with the sale of one or more classes of securities of the related series; the additional mortgage loans will be transferred to the related trust and in exchange for money released from the related Pre-Funding Account. Each pre-funding agreeement will set a specified period during which any such transfers must occur. The pre-funding agreeement or the related Agreement will require that, if all moneys originally deposited to such Pre-Funding Account are not so used by the end of such specified period, then any remaining moneys will be applied as a mandatory prepayment of the related class or classes of securities as specified in the related prospectus supplement. The specified period for the acquisition by a trust of additional mortgage loans is not expected to exceed three months from the date such trust and is established.

Evidence as to Compliance

         The agreement will provide that a firm of independent public accountants will furnish to the trustee on or before April 15 of each year, beginning with April 15 in the fiscal year which begins not less than three months after the date of the initial issue of certificates, a statement as to compliance by the Servicer with certain standards relating to the servicing of the mortgage loans.

         The agreement will also provide for delivery to the trustee on or before April 15 of each fiscal year, beginning with April 15 in the fiscal year which begins not less than three months after the date of the initial issue of the certificates, a statement signed by an officer of the Servicer to the effect that, to the best of such officer's knowledge, the Servicer has fulfilled its obligations under the agreement throughout the preceding year or, if there has been a default in the fulfillment of any such obligation, describing each such default.

The Trustee

         Any commercial bank or trust company serving as trustee may have normal banking relationships with the Seller and the Servicer. In addition, the Seller and the trustee acting jointly will have the power and the responsibility for appointing co-trustees or separate trustees of all or any part of the trust fund relating to a particular series of certificates. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee by the agreement shall be conferred or imposed upon the trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the trustee.

         The trustee will make no representations as to the validity or sufficiency of the agreement, the certificates (other than the signature and countersignature of the trustee on the certificates) or of any mortgage loan or related document, and will not be accountable for the use or application by the Seller or Servicer of any funds paid to the Seller or Servicer in respect of the certificates or the related assets, or amounts deposited into the Collection Account. If no Event of Default has occurred, the trustee will be required to perform only those duties specifically required of it under the agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee will be required to examine them to determine whether they conform to the requirements of the agreement.

         The trustee may resign at any time, and the Seller may remove the trustee if the trustee ceases to be eligible to continue as such under the agreement, if the trustee becomes insolvent or in such other instances, if any, as are set forth in the agreement. Following any resignation or removal of the trustee, the Seller will be obligated to appoint a successor trustee, any such successor to be approved by the Guarantor if so specified in the prospectus supplement in the event that the Guarantor has issued any Limited Guarantee with respect to the certificates. Any resignation or removal of the trustee and appointment of a successor trustee does not become effective until acceptance of the appointment by the successor trustee.

Events of Default

         Events of Default under the agreement with respect to a series of certificates will consist of:

         o any failure by the Servicer in the performance of any obligation under the agreement which causes any payment required to be made under the terms of the certificates or the agreement not to be timely made, which failure continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the trustee or the Seller, or to the Servicer, the Seller and the trustee by certificateholders representing not less than 25% of the Voting Rights of any class of certificates;

         o any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer in the certificates or in the agreement which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the trustee, or to the Servicer and the trustee by certificateholders representing not less than 25% of the Voting Rights of all classes of certificates;

         o the entering against the Servicer of a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, provided that any such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

         o the consent by the Servicer to the appointment of a conservator, receiver, liquidator or liquidating committee in any insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property;

         o the admission by the Servicer in writing of its inability to pay its debts generally as they become due, the filing by the Servicer of a petition to take advantage of any applicable insolvency or reorganization statute, the making of an assignment for the benefit of its creditors or the voluntary suspension of the payment of its obligations; and

         o notice by the Servicer that it is unable to make an Advance required to be made pursuant to the agreement.

Rights Upon Event of Default

         As long as an Event of Default under the agreement remains unremedied by the Servicer, the trustee, or holders of certificates evidencing interests aggregating more than 50% of such certificates, may terminate all of the rights and obligations of the Servicer under the agreement, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the agreement and will be entitled to similar compensation arrangements, provided that if the trustee had no obligation under the agreement to make advances of delinquent principal and interest on the mortgage loans upon the failure of the Servicer to do so, or if the trustee had such obligation but is prohibited by law or regulation from making such advances, the trustee will not be required to assume such obligation of the Servicer. The Servicer shall be entitled to payment of certain amounts payable to it under the agreement, notwithstanding the termination of its activities as servicer. No such termination will affect in any manner the Guarantor's obligations under any Limited Guarantee, except that the obligation of the Servicer to make advances of delinquent payments of principal and interest (adjusted to the applicable Remittance Rate) will become the direct obligations of the Guarantor under the Advance Guarantee until a new servicer is appointed. In the event that the trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution with a net worth of at least $15,000,000 and is a FNMA or FHLMC approved seller/servicer in good standing and, if the Guarantor has issued any Limited Guarantee with respect to the certificates, approved by the Guarantor, to act as successor to the Company, as servicer, under such agreement. In addition, if the Guarantor has issued any Limited Guarantee with respect to the related series of certificates, the Guarantor will have the right to replace any successor servicer with an institution meeting the requirements described in the preceding sentence. The trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Servicer under such agreement.

         No holder of certificates will have any right under the agreement to institute any proceeding with respect to the agreement, unless such holder previously has given to the trustee written notice of default and unless the holders of certificates of any class evidencing, in the aggregate, 25% or more of the interests in such class have made written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity and the trustee for 60 days after receipt of such notice, request and offer of indemnity has neglected or refused to institute any such proceedings. However, the trustee is under no obligation to exercise any of the trusts or powers vested in it by the agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the certificateholders, unless such certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

         The agreement may be amended by the Seller, the Servicer and the trustee, and if the Guarantor has issued any Limited Guarantee with respect to the certificates, with the consent of the Guarantor, but without certificateholder consent, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to take any action necessary to maintain REMIC status of any trust fund as to which a REMIC election has been made, to avoid or minimize the risk of the imposition of any tax on the trust fund pursuant to the Code or to make any other provisions with respect to matters or questions arising under the agreement which are not materially inconsistent with the provisions of the agreement; provided that such action will not, as evidenced by an opinion of counsel satisfactory to the trustee, adversely affect in any material respect the interests of any certificateholders of that series. The agreement may also be amended by the Seller, the Servicer and the trustee with the consent of holders of certificates evidencing interests aggregating not less than 66 2/3% of all interests of each class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreement or of modifying in any manner the rights of certificateholders of that series. However, no such amendment may reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed in respect of any certificate without the consent of the holder of such certificate or reduce the aforesaid percentage of certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such affected class then outstanding.

Termination; Purchase of Mortgage Loans

         The obligations of the parties to the agreement for each series will terminate upon (1) the purchase of all the mortgage loans, as described in the applicable prospectus supplement or (2) the later of (a) the distribution to certificateholders of that series of final payment with respect to the last outstanding mortgage loan, or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding mortgage loan and the remittance to the certificateholders of all funds due under the agreement. In no event, however, will the trust created by an agreement continue beyond the expiration of 21 years from the death of the survivor of the descendants living on the date of the agreement of a specific person named in the agreement. With respect to each series, the trustee will give or cause to be given written notice of termination of the agreement to each certificateholder, and the final distribution under the agreement will be made only upon surrender and cancellation of the related certificates at an office or agency specified in the notice of termination.

         As described in the applicable prospectus supplement, the agreement for each series may permit, but not require, the Seller, the Servicer or another party to purchase from the trust fund for such series all remaining mortgage loans and all property acquired in respect of the mortgage loans, at a price described in the prospectus supplement, subject to the condition that the aggregate outstanding principal balance of the mortgage loans for such series at the time of purchase shall be less than a percentage of the aggregate principal balance at the Cut-Off Date specified in the prospectus supplement. The exercise of such right will result in the early retirement of the certificates of that series.

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

Material Legal Aspects of the Mortgage Loans

         The following discussion contains summaries of the material legal aspects of the mortgage loans.

General

         The mortgages will be either deeds of trust or mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and homeowner or the land trustee or the trustee of an inter vivos revocable trust (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/homeowner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. In the case of an inter vivos revocable trust, there are three parties because title to the property is held by the trustee under the trust instrument of which the home occupant is the primary beneficiary; at origination of a mortgage loan, the primary beneficiary and the trustee execute a mortgage note and the trustee executes a mortgage or deed of trust, with the primary beneficiary agreeing to be bound by its terms. Although a deed of trust is similar to a mortgage, a deed of trust normally has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, as well as by federal law, the express provisions of the deed of trust or mortgage and, in some cases, the directions of the beneficiary.

Foreclosure

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lien holders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

          Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not protested by any of the parties defendant. However, when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of judicial foreclosure, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

         A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. In either event, the amounts expended are added to the balance due on the junior loan, and the rights of the junior mortgagee may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those mortgage loans which are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

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

         In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and expenses of foreclosure. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

         In foreclosure, courts have imposed general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that the lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of a second mortgage or deed of trust affecting the property.

         Some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

Right of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, the right to redeem is an equitable right. The equity of redemption, which is a non-statutory right that must be exercised prior to a foreclosure sale, should be distinguished from statutory rights of redemption. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust.

Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Anti-Deficiency Statutes

         Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         Bankruptcy Laws

         In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies in connection with the collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 plan of reorganization to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified if the borrower has filed a petition under Chapter 11 or Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. If the borrower has filed a petition under Chapter 13, federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured solely by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorneys' fees, if specifically provided for, and costs to the extent the value of the security exceeds the debt.

         Tax Liens

         The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage. This may have the effect of delaying or interfering with the enforcement of rights with respect to a defaulted mortgage loan.

Consumer Protection Laws

         Substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws and their implementing regulations include the federal Truth in Lending Act (and Regulation Z), Real Estate Settlement Procedures Act (and Regulation X), Equal Credit Opportunity Act (and Regulation B), Fair Credit Billing Act, Fair Credit Reporting Act, Fair Housing Act, as well as other related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans In particular, the originators' failure to comply with certain requirements of the federal Truth-in-Lending Act, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in obligors rescinding the mortgage loans against either the originators or assignees.

         For Truth in Lending violations, one of the remedies available to the borrowers under certain affected non-purchase money mortgage loans is rescission, which, if elected by the borrower, would serve to cancel the loan and merely require the borrower to pay the principal balance of the mortgage loan, less a credit for interest paid, closing costs and prepaid finance charges.

         The Seller or another Representing Party will represent in the agreement that all applicable laws, including the Truth in Lending Act, were complied with in connection with origination of the mortgage loans. In the event that such representation is breached in respect of any mortgage loan in a manner that materially and adversely affects certificateholders, the Seller or such Representing Party will be obligated to repurchase the affected mortgage loan at a price equal to the unpaid principal balance thereof plus accrued interest as provided in the agreement or to substitute a new mortgage loan in place of the affected mortgage loan.

Enforceability of Due-on-Sale Clauses

         Unless the prospectus supplement indicates otherwise, all of the mortgage loans will contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of a loan if the borrower sells, transfers, or conveys the property. The enforceability of these clauses was the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St Germain Act preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions contained in the Garn-St Germain Act and regulations promulgated by the OTS, as successor to the Federal Home Loan Bank Board. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the OTS which preempt state law restrictions on the enforcement of due-on-sale clauses.

         The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act (including federal savings and loan associations and federal savings banks) may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of three years or less and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act by the Federal Home Loan Bank Board as succeeded by the OTS also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. If interest rates were to rise above the interest rates on the mortgage loans, then any inability of the Servicer to enforce due-on-sale clauses may result in the trust fund including a greater number of loans bearing below-market interest rates than would otherwise be the case, since a transferee of the property underlying a mortgage loan would have a greater incentive in such circumstances to assume the transferor's mortgage loan. Any inability of the Servicer to enforce due-on-sale clauses may affect the average life of the mortgage loans and the number of mortgage loans that may be outstanding until maturity.

Applicability of Usury Laws

         Title V provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

         Under the agreement for each series of certificates, the Seller will represent and warrant to the trustee that the mortgage loans have been originated in compliance in all material respects with applicable state laws, including usury laws.

Soldiers' and Sailors' Civil Relief Act

         Under the terms of the Relief Act, a borrower who enters military service after the origination for such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service ordered to federal duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability for the Master Servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application for the Relief Act will be allocated on a pro rata basis to the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicers to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a mortgage loan goes into default, there may be delays and losses occasioned thereby.

         Under the applicable agreement, the Servicer will not be required to make deposits to the Collection Account for a series of certificates in respect of any mortgage loan as to which the Relief Act has limited the amount of interest the related borrower is required to pay each month, and certificateholders will bear such loss.

Late Charges, Default Interest and Limitations on Prepayment

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

Environmental Considerations

         Under CERCLA, and under state law in certain states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in certain circumstances for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.

         The Conservation Act amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

         Other federal and state laws in certain circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. Such cleanup costs may be substantial. It is possible that such cleanup costs could become a liability of a trust fund and reduce the amounts otherwise distributable to the holders of the related series of certificates. Moreover, certain federal statutes and certain states by statute impose Environmental Liens. All subsequent liens on such property generally are subordinated to Environmental Liens. In the latter states, the security interest of the trustee in a related parcel of real property that is subject to such an Environmental Lien could be adversely affected.

         Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Seller nor any replacement Servicer will be required by any agreement to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The Seller does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any related real property or any foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on such property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

          Except as otherwise specified in the applicable prospectus supplement, at the time the mortgage loans were originated, no environmental assessment or a very limited environment assessment of the mortgaged properties will have been conducted.

Forfeiture in Drug and RICO Proceedings

         Federal law provides that property owned by persons convicted of drug-related crimes or criminal violations of RICO can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                            Legal Investment Matters



The prospectus supplement for each series of certificates will specify, which, if any, of the classes of certificates offered thereby will constitute "mortgage related securities" for purposes of SMMEA. The appropriate characterization of Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

         Generally, only classes of certificates that (1) are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations and (2) are part of a series evidencing interests in a trust fund consisting of mortgage loans, each secured by, among other things, first liens on a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain multifamily loans, originated by certain types of originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities", such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including but not limited to, state-chartered depository institutions and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto
Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities.

         Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities", in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. Section 1.2(1) to include certain "residential mortgage-related securities." As so defined, "residential mortgage-related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under certain limited circumstances, other than stripped mortgage related securities and residual interests in mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. Section 703.140. The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities and Derivative Activities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the certificates.

         All depository institutions considering an investment in the certificates should review the (the 1998 Policy Statement of the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any certificates, as certain series or classes may be deemed to be unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying", and with regard to any certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

         Except as to the status of certain certificates as "mortgage related securities," no representation is made as to the proper characterization of the certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates. Investors should consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for such investors or are subject to investment, capital or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                              ERISA Considerations

         ERISA and the Code impose requirements on Plans and persons who are fiduciaries with respect to such Plans. Among other things, ERISA requires that the assets of a Plan subject to ERISA be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plan. ERISA also imposes certain duties on persons who are fiduciaries with respect to a Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan generally is considered to be a fiduciary of such Plan. In addition to the imposition by ERISA of general fiduciary standards of investment prudence and diversification, ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and Parties in Interest and impose additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan.

         The DOL has issued regulations concerning the definition of what constitutes the assets of a Plan (DOL Reg. Section 2510.3-101). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the investing Plan in certain circumstances. In such a case, the fiduciary making such an investment for the Plan could be deemed to have delegated the fiduciary's asset management responsibility, the underlying assets and properties could be subject to the reporting and disclosure requirements of ERISA, and transactions involving the underlying assets and properties could be subject to the fiduciary responsibility requirements of ERISA and Section 4975 of the Code. Certain exceptions to the regulation may apply in the case of a Plan's investment in the certificates, but it cannot be predicted in advance whether such exceptions will apply due to the factual nature of the conditions to be met. Accordingly, because the mortgage loans may be deemed Plan assets of each Plan that purchases certificates, an investment in the certificates by a Plan might give rise to a prohibited transaction under ERISA Sections 406 or 407 and be subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.



PTE 83-1 exempts from the prohibited transaction rules of ERISA and Section 4975 of the Code certain transactions relating to the operation of residential mortgage pool investment trusts and the direct or indirect sale, exchange, transfer and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans involving the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by either first or second mortgages, or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans.

         PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (1) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (2) the existence of a pool trustee who is not an affiliate of the pool sponsor (other than generally in the event of a default by the pool sponsor which causes the pool trustee to assume duties of the sponsor); and (3) a limitation on the amount of the payments retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.

         Although the trustee for any series of certificates will be unaffiliated with the Servicer, there can be no assurance that the first or third conditions of PRE 83-1 referred to above will be satisfied with respect to any certificates. In addition, the nature of a trust fund's assets or the characteristics of one or more classes of the related series of certificates may not be included within the scope of PTE 83-1 or any other class exemption under ERISA.

         Several underwriters of mortgage-backed securities have applied for and obtained individual prohibited transaction exemptions which are in some respects broader than PTE 83-1. Such exemptions only apply to mortgage-backed securities which, in addition to satisfying other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a series of certificates, the related prospectus supplement will refer to such possibility. In addition, there may also be other class exemptions that are available to provide relief from the prohibited transaction provisions of ERISA and the Code.

         Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold certificates must make its own determination as to whether the general and the specific conditions of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         Any Plan proposing to invest in certificates should consult with its counsel to confirm that such investment will not result in a prohibited transaction and will satisfy the other requirements of ERISA and the Code. The sale of certificates to a Plan is in no respect a representation by any party that this investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that this investment is appropriate for Plans generally or for any particular Plan.



                         Federal Income Tax Consequences

General

         The following discussion represents the opinion of Morgan, Lewis & Bockius LLP as to the material federal income tax consequences of purchasing, owning and disposing of certificates. It does not address special rules which may apply to particular types of investors. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. It is recommended that investors consult their own tax advisors regarding the certificates.


REMIC Elections

         Under the Code, an election may be made to treat the trust fund related to each series of certificates (or segregated pools of assets within the trust fund) as a REMIC within the meaning of Section 860D(a) of the Code. If one or more REMIC elections are made, the certificates of any class will be either "regular interests" in a REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code. The prospectus supplement for each series of certificates will indicate whether an election will be made to treat the trust fund as one or more REMICs, and if so, which certificates will be Regular Certificates and which will be Residual Certificates.

         If a REMIC election is made, the trust fund, or each portion thereof that is treated as a separate REMIC, will be referred to as a "REMIC Pool". If the trust fund is comprised of two REMIC Pools, one will be an "Upper-Tier REMIC" and one a "Lower-Tier REMIC". The assets of the Lower-Tier REMIC will consist of the mortgage loans and related trust fund assets. The assets of the Upper-Tier REMIC will consist of all of the regular interests issued by the Lower-Tier REMIC.

         The discussion below under the heading "REMIC Certificates" considers series for which a REMIC election will be made. Series for which no such election will be made are addressed under "Non-REMIC Certificates".

REMIC Certificates

         The discussion in this section applies only to a series of certificates for which a REMIC election is made.

Tax Opinion.

         Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each series of certificates for which a REMIC election is made, Morgan, Lewis & Bockius LLP, counsel to the Seller, will deliver an additional opinion, dated as of the date of such issuance, that with respect to each such series of certificates, under then existing law and assuming compliance by the Seller, the Servicer and the trustee for such series with all of the provisions of the related agreement (and such other agreements and representations as may be referred to in such opinion), each REMIC Pool will be a REMIC, and the certificates of such series will be treated as either Regular Certificates or Residual Certificates.

Status of Certificates.

         The certificates will be:

         o assets described in Code Section 7701(a)(19)(C) (relating to the qualification of certain corporations, trusts, or associations as real estate investment trusts); and

         o "real estate assets" under Code Section 856(c)(5)(B) (relating to real estate interests, interests in real estate mortgages, and shares or certificates of beneficial interests in real estate investment trusts), to the extent the assets of the related REMIC Pool are so treated. Interest on the Regular Certificates will "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that the income of the REMIC Pool is so treated. If at all times 95% or more of the assets or income of the REMIC Pool qualifies under the foregoing Code sections, the certificates (and income thereon) will so qualify in their entirety.

         The rules described in the two preceding paragraphs will be applied to a trust fund consisting of two REMIC Pools as if the trust fund were a single REMIC holding the assets of the Lower-Tier REMIC.

Income from Regular Certificates.

         General. Except as otherwise provided in this tax discussion, Regular Certificates will be taxed as newly originated debt instruments for federal income tax purposes. Interest, original issue discount and market discount accrued on a Regular Certificate will be ordinary income to the Owner. All Owners must account for interest income under the accrual method of accounting, which may result in the inclusion of amounts in income that are not currently distributed in cash.

         Except as otherwise noted, the discussion below is based upon regulations adopted by the Internal Revenue Service applying the OID Regulations.

         Original Issue Discount. Certain Regular Certificates may have "original issue discount." An Owner must include original issue discount in income as it accrues, without regard to the timing of payments.

         The total amount of original issue discount on a Regular Certificate is the excess of its "stated redemption price at maturity" over its "issue price." The issue price for any Regular Certificate is the price (including any accrued interest) at which a substantial portion of the class of certificates including such Regular Certificate are first sold to the public. In general, the stated redemption price at maturity is the sum of all payments made on the Regular Certificate, other than payments of interest that (1) are actually payable at least annually over the entire life of the certificates and (2) are based on a single fixed rate or variable rate (or certain combinations of fixed and variable rates). The stated redemption price at maturity of a Regular Certificate always includes its original principal amount, but generally does not include distributions of stated interest, except in the case of Accrual Certificates, and, as discussed below, Interest Only Certificates. Special rules for Regular Certificates that provide for interest based on a variable rate are discussed below in "Income from Regular Certificates--Variable Rate Regular Certificates".

         With respect to an Interest Only Certificate, the stated redemption price at maturity is likely to be the sum of all payments thereon, determined in accordance with the Prepayment Assumption (as defined below). In that event, Interest Only Certificates would always have original issue discount. Alternatively, in the case of an Interest Only Certificate with some principal amount, the stated redemption price at maturity might be determined under the general rules described in the preceding paragraph. If, applying those rules, the stated redemption price at maturity were considered to equal the principal amount of such certificate, then the rules described below under "Premium" would apply. The Prepayment Assumption is the assumed rate of prepayment of the mortgage loans used in pricing the Regular Certificates. The Prepayment Assumption will be set forth in the related prospectus supplement.

         Under a de minimis rule, original issue discount on a Regular Certificate will be considered zero if it is less than 0.25% of the certificate's stated redemption price at maturity multiplied by the certificate's weighted average maturity. The weighted average maturity of a Regular Certificate is computed based on the number of full years (i.e., rounding down partial years) each distribution of principal (or other amount included in the stated redemption price at maturity) is scheduled to be outstanding. The schedule of such distributions should be determined in accordance with the Prepayment Assumption.

         The Owner of a Regular Certificate must include in income the original issue discount that accrues for each day on which the Owner holds such certificate, including the date of purchase, but excluding the date of disposition. The original issue discount accruing in any period equals:

         PV End + Dist - PV Beg


         Where:

PV End = present value of all remaining distributions to be made as of the end of the period;

Dist = distributions made during the period includible in the stated redemption price at maturity;
and

PV Beg = present value of all remaining distributions as of the beginning of the period.

         The present value of the remaining distributions is calculated based on
(1) the original yield to maturity of the Regular Certificate, (2) events (including actual prepayments) that have occurred prior to the end of the period and (3) the Prepayment Assumption. For these purposes, the original yield to maturity of a Regular Certificate will be calculated based on its issue price, assuming that the certificate will be prepaid in all periods in accordance with the Prepayment Assumption, and with compounding at the end of each accrual period used in the formula.

         Assuming the Regular Certificates have monthly Distribution Dates, discount would be computed under the formula generally for the one-month periods (or shorter initial period) ending on each Distribution Date. The original issue discount accruing during any accrual period is divided by the number of days in the period to determine the daily portion of original issue discount for each day.

         The daily portions of original issue discount will increase if prepayments on the underlying mortgage loans exceed the Prepayment Assumption and decrease if prepayments are slower than the Prepayment Assumption (changes in the rate of prepayments having the opposite effect in the case of an Interest Only Certificate). If the relative principal payment priorities of the classes of Regular Certificates of a series change, any increase or decrease in the present value of the remaining payments to be made on any such class will affect the computation of original issue discount for the period in which the change in payment priority occurs.

         If original issue discount computed as described above is negative for any period, the Owner generally will not be allowed a current deduction for the negative amount but instead will be entitled to offset such amount only against future positive original issue discount from such certificate.

         Acquisition Premium. If an Owner of a Regular Certificate acquires such certificate at a price greater than its "adjusted issue price," but less than its remaining stated redemption price at maturity, the daily portion for any day (as computed above) is reduced by an amount equal to the product of (1) such daily portion and (2) a fraction, the numerator of which is the amount by which the price exceeds the adjusted issue price and the denominator of which is the sum of the daily portions for such Regular Certificate for all days on and after the date of purchase. The adjusted issue price of a Regular Certificate on any given day is its issue price, increased by all original issue discount that has accrued on such certificate and reduced by the amount of all previous distributions on such certificate of amounts included in its stated redemption price at maturity.

         Market Discount. A Regular Certificate may have market discount (as defined in the Code). Market discount equals the excess of the adjusted issue price of a certificate over the Owner's adjusted basis in the certificate. The Owner of a certificate with market discount must report ordinary interest income, as the Owner receives distributions on the certificate of principal or other amounts included in its stated redemption price at maturity, equal to the lesser of (a) the excess of the amount of those distributions over the amount, if any, of accrued original issue discount on the certificate or (b) the portion of the market discount that has accrued and not previously been included in income. Also, such Owner must treat gain from the disposition of the certificate as ordinary income to the extent of any accrued, but unrecognized, market discount. Alternatively, an Owner may elect in any taxable year to include market discount in income currently as it accrues on all market discount instruments acquired by the Owner in that year or thereafter. An Owner may revoke such an election only with the consent of the Internal Revenue Service.

         In general terms, market discount on a Regular Certificate may be treated, at the Owner's election, as accruing either (a) on the basis of a constant yield (similar to the method described above for accruing original issue discount) or (b) alternatively, either (1) in the case of a Regular Certificate issued without original issue discount, in the ratio of stated interest distributable in the relevant period to the total stated interest remaining to be distributed from the beginning of such period (computed taking into account the Prepayment Assumption) or (2) in the case of a Regular Certificate issued with original issue discount, in the ratio of the amount of original issue discount accruing in the relevant period to the total remaining original issue discount at the beginning of such period. An election to accrue market discount on a Regular Certificate on a constant yield basis is irrevocable with respect to that certificate.

         An Owner may be required to defer a portion of the deduction for interest expense on any indebtedness that the Owner incurs or maintains in order to purchase or carry a Regular Certificate that has market discount. The deferred amount would not exceed the market discount that has accrued but not been taken into income. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized.

         Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is de minimis under a rule similar to that described above in the fourth paragraph under "Original Issue Discount". Owners should consult their own tax advisors regarding the application of the market discount rules as well as the advisability of making any election with respect to market discount.

         Discount on a Regular Certificate that is neither original issue discount nor market discount, as defined above, must be allocated ratably among the principal payments on the certificate and included in income (as gain from the sale or exchange of the certificate) as the related principal payments are made (whether as scheduled payments or prepayments).

         Premium. A Regular Certificate, other than an Accrual Certificate or, as discussed above under "Original Issue Discount", an Interest Only Certificate, purchased at a cost (net of accrued interest) greater than its principal amount is considered to be purchased at a premium. The Owner may elect under Code Section 171 to amortize such premium under the constant yield method, using the Prepayment Assumption. To the extent the amortized premium is allocable to interest income from the Regular Certificate, it is treated as an offset to such interest rather than as a separate deduction. An election made by an Owner would apply to all its debt instruments and may not be revoked without the consent of the Internal Revenue Service.

         Special Election to Apply OID Rules. In lieu of the rules described above with respect to de minimis discount, acquisition premium, market discount and premium, an Owner of a Regular Certificate may elect to accrue such discount, or adjust for such premium, by applying the principles of the OID rules described above. An election made by a taxpayer with respect to one obligation can affect other obligations it holds. Owners should consult with their tax advisors regarding the merits of making this election.

         Retail Regular Certificates. For purposes of the original issue and market discount rules, a repayment in full of a Retail Certificate that is subject to payment in units or other increments, rather than on a pro rata basis with other Retail Certificates, will be treated in the same manner as any other prepayment.

         Variable Rate Regular Certificates. The Regular Certificates may provide for interest that varies based on an interest rate index. The OID Regulations provide special rules for calculating income from certain "variable rate debt instruments" or "VRDIs." A debt instrument must meet certain technical requirements to qualify as a VRDI, which are outlined in the next paragraph. Under the regulations, income on a VRDI is calculated by (1) creating a hypothetical debt instrument that pays fixed interest at rates equivalent to the variable interest, (2) applying the original issue discount rules of the Code to that fixed rate instrument, and (3) adjusting the income accruing in any accrual period by the difference between the assumed fixed interest amount and the actual amount for the period. In general, where a variable rate on a debt instrument is based on an interest rate index (such as LIBOR), a fixed rate equivalent to a variable rate is determined based on the value of the index as of the issue date of the debt instrument. In cases where rates are reset at different intervals over the life of a VRDI, adjustments are made to ensure that the equivalent fixed rate for each accrual period is based on the same reset interval.

         A debt instrument must meet a number of requirements in order to qualify as a VRDI. A VRDI cannot be issued at a premium above its principal amount that exceeds a specified percentage of its principal amount (15% or if less, 1.5% times its weighted average life). As a result, Interest Only Certificates will never be VRDIs. Also, a debt instrument that pays interest based on a multiple of an interest rate index is not a VRDI if the multiple is less than or equal to 0.65 or greater than 1.35, unless, in general, interest is paid based on a single formula that lasts over the life of the instrument. A debt instrument is not a VRDI if it is subject to caps and floors, unless they remain the same over the life of the instrument or are not expected to change significantly the yield on the instrument. Variable rate Regular Certificates other than Interest Only Certificates may or may not qualify as VRDIs depending on their terms.

         In a case where a variable rate Regular Certificate does not qualify as a VRDI, it will be treated under the OID Regulations as a contingent payment debt instrument. The Internal Revenue Service has issued final regulations addressing contingent payment debt instruments, but such regulations are not applicable by their terms to REMIC regular interests. Until further guidance is forthcoming, one method of calculating income on such a Regular Certificate that appears to be reasonable would be to apply the principles governing VRDIs outlined above.

         Subordinated Certificates. Certain series of certificates may contain one or more classes of subordinated certificates. In the event there are defaults or delinquencies on the related mortgage loans, amounts that otherwise would be distributed on a class of subordinated certificates may instead be distributed on other more senior classes of certificates. Since Owners of Regular Certificates are required to report income under an accrual method, Owners of subordinated certificates will be required to report income without giving effect to delays and reductions in distributions on such certificates attributable to defaults or delinquencies on the mortgage loans, except to the extent that it can be established that amounts are uncollectible. As a result, the amount of income reported by an Owner of a subordinated certificate in any period could significantly exceed the amount of cash distributed to such Owner in that period. The Owner will eventually be allowed a loss (or be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage loans. Such a loss could in some circumstances be a capital loss. Also, the timing and amount of such losses or reductions in income are uncertain. Owners of subordinated certificates should consult their tax advisors on these points.

Income from Residual Certificates.

         Taxation of REMIC Income. Residual Owners must report ordinary income or loss equal to their pro rata shares (based on the portion of all Residual Certificates they own) of the taxable income or net loss of the REMIC. Such income must be reported regardless of the timing or amounts of distributions on the Residual Certificates.

         The taxable income of a REMIC Pool is determined under the accrual method of accounting in the same manner as the taxable income of an individual taxpayer. Taxable income is generally gross income, including interest and original issue discount income, if any, on the assets of the REMIC Pool and income from the amortization of any premium on Regular Certificates, minus deductions. Market discount (as defined in the Code) with respect to mortgage loans held by a REMIC Pool is recognized in the same fashion as if it were original issue discount. Deductions include interest and original issue discount expense on the Regular Certificates, reasonable servicing fees attributable to the REMIC Pool, other administrative expenses and amortization of any premium on assets of the REMIC Pool. As previously discussed, the timing of recognition of "negative original issue discount," if any, on a Regular Certificate is uncertain; as a result, the timing of recognition of the corresponding income to the REMIC Pool is also uncertain.

          If the trust fund consists of an Upper-Tier REMIC and a Lower-Tier REMIC, the OID Regulations provide that the regular interests issued by the Lower-Tier REMIC to the Upper-Tier REMIC will be treated as a single debt instrument for purposes of the original issue discount provisions. A determination that these regular interests are not treated as a single debt instrument would have a material adverse effect on the Owners of Residual Certificates issued by the Lower-Tier REMIC.

         A Residual Owner may not amortize the cost of its Residual Certificate. Taxable income of the REMIC Pool, however, will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's initial basis in its assets, and such basis will include the issue price of the Residual Certificates (assuming the issue price is positive). Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificate over its life. The period of time over which such issue price is effectively amortized, however, may be longer than the economic life of the Residual Certificate. The issue price of a Residual Certificate is the price at which a substantial portion of the class of Certificates including the Residual Certificate are first sold to the public (or if the Residual certificate is not publicly offered, the price paid by the first buyer).

         A subsequent Residual Owner must report the same amounts of taxable income or net loss attributable to the REMIC Pool as an original Owner. No adjustments are made to reflect the purchase price.

         Losses. A Residual Owner that is allocated a net loss of the REMIC Pool may not deduct such loss currently to the extent it exceeds the Owner's adjusted basis (as defined in "Sale or Exchange of Certificates" below) in its Residual Certificate. A Residual Owner that is a U.S. person, however, may carry over any disallowed loss to offset any taxable income generated by the same REMIC Pool.

         Excess Inclusions. A portion of the taxable income allocated to a Residual Certificate is subject to special tax rules. That portion, referred to as an "excess inclusion," is calculated for each calendar quarter and equals the excess of such taxable income for the quarter over the daily accruals for the quarter. The daily accruals equal the product of (i) 120% of the federal long-term rate under Code Section 1274(d) for the month which includes the Closing Date (determined on the basis of quarterly compounding and properly adjusted for the length of the quarter) and (ii) the adjusted issue price of the certificate at the beginning of such quarter. The adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the certificate, plus the amount of daily accruals on the certificate for all prior quarters, decreased (but not below zero) by any prior distributions on the certificate. If the aggregate value of the Residual Certificates is not considered to be "significant," then to the extent provided in Treasury regulations, a Residual Owner's entire share of REMIC taxable income will be treated as an excess inclusion. The REMIC Regulations do not contain such a rule.

         Excess inclusions generally may not be offset by unrelated losses or loss carryforwards or carrybacks of a Residual Owner. In addition, for all taxable years beginning after August 20, 1996, and unless a Residual Owner elects otherwise for all other taxable years, the alternate minimum taxable income of a Residual Owner for a taxable year may not be less than the Residual Owner's excess inclusions for the taxable year and excess inclusions are disregarded when calculating a Residual Owner's alternate minimum tax operating loss deduction.

         Excess inclusions are treated as unrelated business taxable income for an organization subject to the tax on unrelated business income. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, regulated investment company or certain other pass-through entities are Residual Owners, a portion of the distributions made by such entities may be treated as excess inclusions.

         Distributions. Distributions on a Residual Certificate (whether at their scheduled times or as a result of prepayments) generally will not result in any taxable income or loss to the Residual Owner. If the amount of any distribution exceeds a Residual Owner's adjusted basis in its Residual Certificate, however, the Residual Owner will recognize gain (treated as gain from the sale or exchange of its Residual Certificate) to the extent of such excess. See "Sale or Exchange of Certificates" below.

         Prohibited Transactions; Special Taxes. Net income recognized by a REMIC Pool from "prohibited transactions" is subject to a 100% tax and is disregarded in calculating the REMIC Pool's taxable income. In addition, a REMIC Pool is subject to federal income tax at the highest corporate rate on "net income from foreclosure property." A 100% tax also applies to certain contributions to a REMIC Pool made after it is formed. It is not anticipated that any REMIC Pool will (i) engage in prohibited transactions in which it recognizes a significant amount of net income, (ii) receive contributions of property that are subject to tax, or (iii) derive a significant amount of net income from foreclosure property that is subject to tax.

         Negative Value Residual Certificates. The federal income tax treatment of any consideration paid to a transferee on a transfer of a Residual Certificate is unclear. Such a transferee should consult its tax advisor. The preamble to the REMIC Regulations indicates that the Internal Revenue Service may issue future guidance on the tax treatment of such payments.



         In addition, on December 23, 1996, the Internal Revenue Service released final regulations under Code Section 475 relating to the requirement that a dealer mark certain securities to market. These regulations provide that a REMIC residual interest that is acquired on or after January 4, 1995 is not a "security" for the purposes of Section 475 of the Code, and thus is not subject to the mark to market rules.

         The method of taxation of Residual Certificates described in this section can produce a significantly less favorable after-tax return for a Residual Certificate than would be the case if the certificate were taxable as a debt instrument. Also, a Residual Owner's return may be adversely affected by the excess inclusions rules described above. In certain periods, taxable income and the resulting tax liability for a Residual Owner may exceed any distributions it receives. In addition, a substantial tax may be imposed on certain transferors of a Residual Certificate and certain Residual Owners that are "pass-thru" entities. See "Transfers of Residual Certificates" below. Investors should consult their tax advisors before purchasing a Residual Certificate.

Sale or Exchange of Certificates.

         An Owner will recognize gain or loss upon sale or exchange of a Regular or Residual Certificate equal to the difference between the amount realized and the Owner's adjusted basis in the certificate. The adjusted basis in a certificate will equal the cost of the certificate, increased by income previously recognized, and reduced (but not below zero) by previous distributions, and by any amortized premium in the case of a Regular Certificate, or net losses allowed as a deduction in the case of a Residual Certificate.

         Except as described below, any gain or loss on the sale or exchange of a certificate held as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the certificate has been held for more than one year or one year or less. Such gain or loss will be ordinary income or loss (1) for a bank or thrift institution, and (2) in the case of a Regular Certificate, (a) to the extent of any accrued, but unrecognized, market discount, or (b) to the extent income recognized by the Owner is less than the income that would have been recognized if the yield on such certificate were 110% of the applicable federal rate under Code Section 1274(d).

         A Residual Owner should be allowed a loss upon termination of the REMIC Pool equal to the amount of the Owner's remaining adjusted basis in its Residual Certificates. Whether the termination will be treated as a sale or exchange (resulting in a capital loss) is unclear.

         Except as provided in Treasury regulations, the wash sale rules of Code
Section 1091 (relating to the disallowance of losses on the sale or disposition of certain stock or securities) will apply to dispositions of a Residual Certificate where the seller of the interest, during the period beginning six months before the sale or disposition of the interest and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any REMIC residual interest, or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a residual interest.

Taxation of Certain Foreign Investors.

         Regular Certificates. A Regular Certificate held by an Owner that is a non-U.S. person (as defined below), and that has no connection with the United States other than owning the certificate, will not be subject to U.S. withholding or income tax with respect to the certificate provided such Owner
(i) is not a "10-percent shareholder", related to the issuer, within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation, related to the issuer, described in Code Section 881(c)(3)(C), and (ii) provides an appropriate statement, signed under penalties of perjury, identifying the Owner and stating, among other things, that the Owner is a non-U.S. person. If these conditions are not met, a 30% withholding tax will apply to interest (including original issue discount) unless an income tax treaty reduces or eliminates such tax or unless the interest is effectively connected with the conduct of a trade or business within the United States by such Owner. In the latter case, such Owner will be subject to United States federal income tax with respect to all income from the certificate at regular rates then applicable to U.S. taxpayers (and in the case of a corporation, possibly also the "branch profits tax").



         The term "non-U.S. person" means any person other than a U.S. person. A U.S. person is a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

         Residual Certificates. A Residual Owner that is a non-U.S. person, and that has no connection with the United States other than owning a Residual Certificate, will not be subject to U.S. withholding or income tax with respect to the certificate (other than with respect to excess inclusions) provided that
(i) the conditions described in the second preceding paragraph with respect to Regular Certificates are met and (ii) in the case of a Residual Certificate in a REMIC Pool holding mortgage loans, the mortgage loans were originated after July 18, 1984. Excess inclusions are subject to a 30% withholding tax in all events (notwithstanding any contrary tax treaty provisions) when distributed to the Residual Owner (or when the Residual Certificate is disposed of). The Code grants the Treasury Department authority to issue regulations requiring excess inclusions to be taken into account earlier if necessary to prevent avoidance of tax. The REMIC Regulations do not contain such a rule. The preamble thereto states that the Internal Revenue Service is considering issuing regulations concerning withholding on distributions to foreign holders of residual interests to satisfy accrued tax liability due to excess inclusions.

         With respect to a Residual Certificate that has been held at any time by a non-U.S. person, the trustee (or its agent) will be entitled to withhold (and to pay to the Internal Revenue Service) any portion of any payment on such Residual Certificate that the trustee reasonably determines is required to be withheld. If the trustee (or its agent) reasonably determines that a more accurate determination of the amount required to be withheld from a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for the Residual Owner until such determination can be made.

         Special tax rules and restrictions that apply to transfers of Residual Certificates to and from non-U.S. persons are discussed in the next section.

Transfers of Residual Certificates.

         Special tax rules and restrictions apply to transfers of Residual Certificates to disqualified organizations or foreign investors, and to transfers of noneconomic Residual Certificates.

         Disqualified Organizations. In order to comply with the REMIC rules of the Code, the agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to, or registered in the name of, any person unless (1) the proposed purchaser provides to the trustee an "affidavit" (within the meaning of the REMIC Regulations) to the effect that, among other items, such transferee is not a "disqualified organization", is not purchasing a Residual

Certificate as an agent for a disqualified organization (i.e., as a broker, nominee, or other middleman) and is not "Book-Entry Nominee") and (2) the transferor states in writing to the trustee that it has no actual knowledge that such affidavit is false.

         If, despite these restrictions, a Residual Certificate is transferred to a disqualified organization, the transfer may result in a tax equal to the product of (i) the present value of the total anticipated future excess inclusions with respect to such certificate and (ii) the highest corporate marginal federal income tax rate. Such a tax generally is imposed on the transferor, except that if the transfer is through an agent for a disqualified organization, the agent is liable for the tax. A transferor is not liable for such tax if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

         A disqualified organization may hold an interest in a REMIC certificate through a "pass-thru entity" (as defined below). In that event, the pass-thru entity is subject to tax (at the highest corporate marginal federal income tax rate) on excess inclusions allocable to the disqualified organization. However, such tax will not apply to the extent the pass-thru entity receives affidavits from record holders of interests in the entity stating that they are not disqualified organizations and the entity does not have actual knowledge that the affidavits are false; provided that all partners of an "electing large partnership" (as defined in the Code) are deemed to be disqualified organizations for purposes of such tax.

         For these purposes, (1) "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, certain organizations that are exempt from taxation under the Code (including tax on excess inclusions) and certain corporations operating on a cooperative basis, and (2) "pass-thru entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a pass-thru entity as a nominee for another will, with respect to that interest, be treated as a pass-thru entity.

          Foreign Investors. Under the REMIC Regulations, a transfer of a Residual Certificate to a non-U.S. person that will not hold the certificate in connection with a U.S. trade or business will be disregarded for all federal tax purposes if the certificate has "tax avoidance potential." A Residual Certificate has tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that:

         (i) for each excess inclusion, the REMIC will distribute to the transferee residual interest holder an amount that will equal at least 30 percent of the excess inclusion, and

         (ii) each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual.

         A transferor has such reasonable expectation if the above test would be met assuming that the REMIC's mortgage loans will prepay at each rate between 50 percent and 200 percent of the Prepayment Assumption.

         The REMIC Regulations also provide that a transfer of a Residual Certificate from a non-U.S. person to a U.S. person (or to a non-U.S. person that will hold the certificate in connection with a U.S. trade or business) is disregarded if the transfer has "the effect of allowing the transferor to avoid tax on accrued excess inclusions."

         In light of these provisions, the agreement provides that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. person, unless (1) such person holds the certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the trustee with an effective Internal Revenue Service Form 4224, or (2) the transferee delivers to both the transferor and the trustee an opinion of nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer will not be disregarded for federal income tax purposes.

         Noneconomic Residual Certificates. Under the REMIC Regulations, a transfer of a "noneconomic" Residual Certificate will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of tax. Such a purpose exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed to lack such knowledge if:

         (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due, and

         (2) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding the residual interest as they become due.

         A Residual Certificate (including a certificate with significant value at issuance) is noneconomic unless, at the time of the transfer, (1) the present value of the expected future distributions on the certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (2) the transferor reasonably expects that the transferee will receive distributions on the certificate, at or after the time at which taxes accrue, in an amount sufficient to pay the taxes.



         The agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to, or registered in the name of, any person unless the transferor represents to the trustee that it has conducted the investigation of the transferee, and made the findings, described in the preceding paragraph, and the proposed transferee provides to the trustee the transferee representations described in the preceding paragraph, and agrees that it will not transfer the certificate to any person unless that person agrees to comply with the same restrictions on future transfers.

Servicing Compensation and Other REMIC Pool Expenses.

         Under Code Section 67, an individual, estate or trust is allowed certain itemized deductions only to the extent that such deductions, in the aggregate, exceed 2% of the Owner's adjusted gross income, and such a person is not allowed such deductions to any extent in computing its alternative minimum tax liability. Under Treasury regulations, if such a person is an Owner of a REMIC Certificate, the REMIC Pool is required to allocate to such a person its share of the servicing fees and administrative expenses paid by a REMIC together with an equal amount of income. Those fees and expenses are deductible as an offset to the additional income, but subject to the 2% floor.

         In the case of a REMIC Pool that has multiple classes of Regular Certificates with staggered maturities, fees and expenses of the REMIC Pool would be allocated entirely to the Owners of Residual Certificates. However, if the REMIC Pool were a "single-class REMIC" as defined in applicable Treasury regulations, such deductions would be allocated proportionately among the Regular and Residual Certificates.

Reporting and Administrative Matters.

         Annual reports will be made to the Internal Revenue Service, and to holders of record of Regular Certificates, and Owners of Regular Certificates holding through a broker, nominee or other middleman, that are not excepted from the reporting requirements, of accrued interest, original issue discount, information necessary to compute accruals of market discount, information regarding the percentage of the REMIC Pool's assets meeting the qualified assets tests described above under "Status of Certificates" and, where relevant, allocated amounts of servicing fees and other Code Section 67 expenses. Holders not receiving such reports may obtain such information from the related REMIC by contacting the person designated in IRS Publication 938. Quarterly reports will be made to Residual Holders showing their allocable shares of income or loss from the REMIC Pool, excess inclusions, and Code Section 67 expenses.

         The trustee will sign and file federal income tax returns for each REMIC Pool. To the extent allowable, the trustee will act as the tax matters person for each REMIC Pool. Each Owner of a Residual Certificate, by the acceptance of its Residual Certificate, agrees that the trustee will act as the Owner's agent in the performance of any duties required of the Owner in the event that the Owner is the tax matters person.

         An Owner of a Residual Certificate is required to treat items on its federal income tax return consistently with the treatment of the items on the REMIC Pool's return, unless the Owner owns 100% of the Residual Certificate for the entire calendar year or the Owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Pool. The Internal Revenue Service may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC Pool, in a manner to be provided in Treasury regulations, the name and address of such other person and other information.

Non-REMIC Certificates

         The discussion in this section applies only to a series of certificates for which no REMIC election is made.

Trust Fund as Grantor Trust.

         Upon issuance of each series of certificates, Morgan, Lewis & Bockius LLP, counsel to the Seller, will deliver an additional opinion, dated as of the date of such issuance, to the effect that, under then current law, assuming compliance by the Seller, the Servicer and the trustee with all the provisions of the agreement (and such other agreements and representations as may be referred to in the opinion), the trust fund will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

         Under the grantor trust rules of the Code, each Owner of a certificate will be treated for federal income tax purposes as the owner of an undivided interest in the mortgage loans (and any related assets) included in the trust fund. The Owner will include in its gross income, gross income from the portion of the mortgage loans allocable to the certificate, and may deduct its share of the expenses paid by the trust fund that are allocable to the certificate, at the same time and to the same extent as if it had directly purchased and held such interest in the mortgage loans and had directly received payments thereon and paid such expenses. If an Owner is an individual, trust or estate, the Owner will be allowed deductions for its share of trust fund expenses (including reasonable servicing fees) only to the extent that the sum of those expenses and the Owner's other miscellaneous itemized deductions exceeds 2% of adjusted gross income, and will not be allowed to deduct such expenses for purposes of the alternative minimum tax. Distributions on a certificate will not be taxable to the Owner, and the timing or amount of distributions will not affect the timing or amount of income or deductions relating to a certificate.

Status of the Certificates.

         The certificates, other than Interest Only Certificates, will be:

         o "real estate assets" under Code Section 856(c)(5)(B) (relating to the qualification of certain corporations, trusts, or associations as real estate investment trusts); and

         o assets described in Section 7701(a)(19)(B) of the Code (relating to real estate interests, interests in real estate mortgages, and shares or certificates of beneficial interests in real estate investment trusts), to the extent the assets of the trust fund are so treated.

         Interest income from such certificates will be "interest on obligations secured by mortgages on real property" under Code Section 856(c)(3)(B) to the extent the income of the trust fund qualifies under that section. Although it is not certain, certificates that are Interest Only Certificates should qualify under the foregoing Code sections to the same extent as other certificates.

Possible Application of Stripped Bond Rules.

         In general, the Stripped Bond Rules apply to all or a portion of those certificates where there has been a separation of the ownership of the rights to receive some or all of the principal payments on a mortgage loan from the right to receive some or all of the related interest payments. Stripped Certificates may be subject to these rules either because they represent specifically the right to receive designated portions of the interest or principal paid on the mortgage loans, or because the Servicing Fee is determined to be excessive.

         Each Stripped Certificate will be considered to have been issued with original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, which may be prior to the receipt of the cash attributable to such income. For these purposes, under original issue discount regulations, each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. The Internal Revenue Service has indicated that with respect to certain mortgage loans, original issue discount would be considered zero either if (i) the original issue discount did not exceed an amount that would be eligible for the de minimis rule described above under "REMIC Certificates--Income From Regular Certificates -- Original Issue Discount", or (ii) the annual stated rate of interest on the mortgage loan was not more than 100 basis points lower than on the loan prior to its being stripped. In either such case the rules described above under "REMIC Certificates--Income From Regular Certificates--Market Discount" (including the applicable de minimis rule) would apply with respect to the mortgage loan.


Taxation of Certificates if Stripped Bond Rules Do Not Apply.

         If the stripped bond rules do not apply to a certificate, then the Owner will be required to include in income its share of the interest payments on the mortgage loans held by the trust fund in accordance with its tax accounting method. The Owner must also account for discount or premium on the mortgage loans if it is considered to have purchased its interest in the mortgage loans at a discount or premium. An Owner will be considered to have purchased an interest in each mortgage loan at a price determined by allocating its purchase price for the certificate among the mortgage loans in proportion to their fair market values at the time of purchase. It is likely that discount would be considered to accrue and premium would be amortized, as described below, based on an assumption that there will be no future prepayments of the mortgage loans, and not based on a reasonable prepayment assumption. Legislative proposals which are currently pending would, however, generally require a reasonable prepayment assumption.

         Discount. The treatment of any discount relating to a mortgage loan will depend on whether the discount is original issue discount or market discount. Discount at which a mortgage loan is purchased will be original issue discount only if the mortgage loan itself has original issue discount; the issuance of certificates is not considered a new issuance of a debt instrument that can give rise to original issue discount. A mortgage loan will be considered to have original issue discount if the greater of the amount of points charged to the borrower, or the amount of any interest foregone during any initial teaser period, exceeds 0.25% of the stated redemption price at maturity times the number of full years to maturity, or if interest is not paid at a fixed rate or a single variable rate (disregarding any initial teaser rate) over the life of the mortgage loan. It is not anticipated that the amount of original issue discount, if any, accruing on the mortgage loans in each month will be significant relative to the interest paid currently on the mortgage loans, but there can be no assurance that this will be the case.

         In the case of a mortgage loan that is considered to have been purchased with market discount that exceeds a de minimis amount (generally, 0.25% of the stated redemption price at maturity times the number of whole years to maturity remaining at the time of purchase), the Owner will be required to include in income in each month the amount of such discount that has accrued through such month and not previously been included in income, but limited to the amount of principal on the mortgage loan that is received by the trust fund in that month. Because the mortgage loans will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount accrues. Any market discount that has not previously been included in income will be recognized as ordinary income if and when the mortgage loan is prepaid in full. For a more detailed discussion of the market discount rules of the Code, see "REMIC Certificates--Income from Regular Certificates--Market Discount" above.

         In the case of market discount that does not exceed a de minimis amount, the Owner will be required to allocate ratably the portion of such discount that is allocable to a mortgage loan among the principal payments on the mortgage loan and to include the discount in ordinary income as the related principal payments are made (whether as scheduled payments or prepayments).

         Premium. In the event that a mortgage loan is purchased at a premium, the Owner may elect under Section 171 of the Code to amortize such premium under a constant yield method based on the yield of the mortgage loan to such Owner, provided that such mortgage loan was originated after September 27, 1985. Premium allocable to a mortgage loan originated on or before that date should be allocated among the principal payments on the mortgage loan and allowed as an ordinary deduction as principal payments are made (whether as scheduled payments or prepayments).

Taxation of Certificates if Stripped Bond Rules Apply.

         If the stripped bond rules apply to a certificate, income on the certificate will be treated as original issue discount and will be included in income as it accrues under a constant yield method. More specifically, for purposes of applying the original issue discount rules of the Code, the Owner will likely be taxed as if it had purchased a newly issued, single debt instrument providing for payments equal to the payments on the interests in the mortgage loans allocable to the certificate, and having original issue discount equal to the excess of the sum of such payments over the Owner's purchase price for the certificate (which would be treated as the issue price). The amount of original issue discount income accruing in any taxable year will be computed as described above under "REMIC Certificates--Income from Regular Certificates--Original Issue Discount". It is possible, however, that the calculation must be made using as the Prepayment Assumption an assumption of zero prepayments. If the calculation is made assuming no future prepayments, then the Owner would be allowed to deduct currently any negative amount of original issue discount produced by the accrual formula.

         Different approaches could be applied in calculating income under the stripped bond rules. For example, a certificate could be viewed as a collection of separate debt instruments (one for each payment allocable to the certificate) rather than a single debt instrument. Also, in the case of an Interest Only Certificate, it could be argued that certain proposed regulations governing contingent payment debt obligations apply. It is recommended that Owners consult their own tax advisors regarding the calculation of income under the stripped bond rules.

Sales of Certificates.

         A certificateholder that sells a certificate will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted tax basis in the certificate. In general, such adjusted basis will equal the certificateholder's cost for the certificate, increased by the amount of any income previously reported with respect to the certificate and decreased (but not below zero) by the amount of any distributions received thereon, the amount of any losses previously allowable to such Owner with respect to a certificate and any premium amortization thereon. Any such gain or loss would be capital gain or loss if the certificate was held as a capital asset, subject to the potential treatment of gain as ordinary income to the extent of any accrued but unrecognized market discount under the market discount rules of the Code, if applicable.

Foreign Investors.

         Except as described in the following paragraph, an Owner that is not a U.S. person (as defined under "REMIC Certificates--Taxation of Foreign Investors" above) and that is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a certificate will not be subject to United States income or withholding tax in respect of a certificate (assuming the underlying mortgage loans were originated after July 18, 1984), if the Owner provides an appropriate statement, signed under penalties of perjury, identifying the Owner and stating, among other things, that the Owner is not a U.S. person. If these conditions are not met, a 30% withholding tax will apply to interest (including original issue discount) unless an income tax treaty reduces or eliminates such tax or unless the interest is effectively connected with the conduct of a trade or business within the United States by such Owner. Income effectively connected with a U.S. trade or business will be subject to United States federal income tax at regular rates then applicable to U.S. taxpayers (and in the case of a corporation, possibly also the branch profits tax).

         In the event the trust fund acquires ownership of real property located in the United States in connection with a default on a mortgage loan, then any rental income from such property allocable to an Owner that is not a U.S. person generally will be subject to a 30% withholding tax. In addition, any gain from the disposition of such real property allocable to an Owner that is not a U.S. person may be treated as income that is effectively connected with a U.S. trade or business under special rules governing United States real property interests. The trust fund may be required to withhold tax on gain realized upon a disposition of such real property by the trust fund at a 35% rate.

Reporting

         Tax information will be reported annually to the Internal Revenue Service and to holders of certificates that are not excluded from the reporting requirements.

Backup Withholding

          Distributions made on a certificate and proceeds from the sale of a certificate to or through certain brokers may be subject to a "backup" withholding tax of 31% unless, in general, the Owner of the certificate complies with certain procedures or is a corporation or other person exempt from such withholding. Any amounts so withheld from distributions on the certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Owner's federal income tax.



                              Plan of Distribution

         The Seller may sell certificates of each series to or through underwriters by a negotiated firm commitment underwriting and public reoffering by the underwriters, and also may sell and place certificates directly to other purchasers or through agents. The Seller intends that certificates will be offered through such various methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of certificates may be made through a combination of such methods.

         The distribution of the certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

         If so specified in the prospectus supplement relating to a series of certificates, the Seller or any affiliate thereof may purchase some or all of one or more classes of certificates of such series from the underwriter or underwriters at a price specified in such prospectus supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this prospectus, some or all of such certificates so purchased directly, through one or more underwriters to be designated at the time of the offering of such certificates or through broker-dealers acting as agent and/or principal. Such offering may be restricted in the manner specified in such prospectus supplement and may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

         In connection with the sale of the certificates, underwriters may receive compensation from the Seller or from the purchasers of certificates for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the certificates of a series to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the certificates of a series may be deemed to be underwriters and any discounts or commissions received by them from the Seller and any profit on the resale of the certificates by them may be deemed to be underwriting discounts and commissions, under the Act. Any such underwriters or agents will be identified, and any such compensation received from the Seller will be described, in the applicable prospectus supplement.

         It is anticipated that the underwriting agreement pertaining to the sale of any series or class of certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent and that the underwriters will be obligated to purchase all such certificates if any are purchased.

         Under agreements which may be entered into by the Seller, underwriters and agents who participate in the distribution of the certificates may be entitled to indemnification by the Seller against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         If so indicated in the prospectus supplement, the Seller will authorize underwriters or other persons acting as the Seller's agents to solicit offers by certain institutions to purchase the certificates from the Seller pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational charitable institutions and others, but in all cases such institutions must be approved by the Seller. The obligation of any purchaser under any such contract will be subject to the condition that the purchaser of the offered certificates shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject from purchasing such certificates. The underwriters and such other agents will not have responsibility in respect of the validity or performance of such contracts.

         The underwriters may, from time to time, buy and sell certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any market, if established, will continue.



         This prospectus, together with the related prospectus supplement, may be used by Chase Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in the certificates in which Chase Securities, Inc. acts as principal. Chase Securities, Inc. may also act as agent in such transactions. Sales in such transactions will be made at prices related to prevailing prices at the time of sale.

                 Incorporation of Certain Documents by Reference

         All documents filed by the Sellers pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, with respect to a series of certificates subsequent to the date of this prospectus and the related prospectus supplement and prior to the termination of the offering of such series of certificates shall be deemed to be incorporated by reference in this prospectus as supplemented by the related prospectus supplement. If so specified in any such document, such document shall also be deemed to be incorporated by reference in the Registration Statement of which this prospectus forms a part.

         Any statement contained herein or in a prospectus supplement for a series of certificates or in a document incorporated or deemed to be incorporated by reference herein or therein shall be deemed to be modified or superseded for purposes of this prospectus and such prospectus supplement to the extent that a statement contained herein or in such prospectus supplement or in any subsequently filed document which also is or is deemed to be incorporated by reference herein or in such prospectus supplement modifies or supersedes such statement, except to the extent that such subsequently filed document expressly states otherwise. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus or the related prospectus supplement or, if applicable, the Registration Statement.

         The applicable Sellers will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus and the related prospectus supplement is delivered, on the written or oral request of any such person, a copy of any and all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the Seller c/o Chase Manhattan Mortgage Corporation, 343 Thornall Street, Edison, New Jersey 08837, Attention:
Structured Finance. Telephone requests for such copies should be directed to the Seller at (732) 205-0600.

         The Sellers will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended with respect to the series of certificates offered hereby and by the related prospectus supplement, and in accordance therewith will file reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material can also be obtained from the web site that the Commission maintains at http://www.sec.gov.

         The Sellers have filed with the Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the certificates. This prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission as described in the preceding paragraph.

                           ---------------------------

         Until 90 days after the date of each prospectus supplement, all dealers effecting transactions in the series of certificates covered by such prospectus supplement, whether or not participating in the distribution thereof, may be required to deliver such prospectus supplement and this prospectus. This is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters of the series of certificates covered by such prospectus supplement and with respect to their unsold allotments or subscriptions.

         No person has been authorized to give any information or to make any representations other than those contained in this prospectus and any prospectus supplement with respect hereto and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus and any prospectus supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the certificates offered by such prospectus and prospectus supplement nor an offer to sell or a solicitation of an offer to buy the certificates to any person in any state or other jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this prospectus or any prospectus supplement with respect hereto nor any sale made hereunder and thereunder shall, under any circumstances, create any implication that the information herein or therein is correct as of any time subsequent to the date of such information.

                           ---------------------------

                                 Use of Proceeds

         Substantially all of the net proceeds from the sale of each series of certificates will be applied by the Seller to the purchase price of the mortgage loans underlying the certificates of such series.

                                  Legal Matters

         Certain legal matters in connection with the certificates offered hereby, including certain federal income tax matters, will be passed upon for the Seller by Morgan, Lewis & Bockius LLP, New York, New York.

Glossary of Prospectus Definitions


1998 Policy Statement: The Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities.

Accrual Certificates: A class of certificates that provides for interest that accrues, but which is not currently payable.

Act: The Securities Act of 1933, as amended.

Advance Guarantee: An advance made by a Guarantor.

Bankruptcy Bond: A bankruptcy bond or similar insurance contract.

Book-Entry Nominee: An entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations.

Buy-Down Fund: A trust or custodial account into which Buy-Down Reserves are deposited.

Buy-Down Mortgage Loans: A mortgage loan subject to a buy-down plan.

Buy-Down Reserves: An amount contributed by the seller of a mortgaged property or another source at the time of origination of a Buy-Down Mortgage Loan and deposited in a Buy-Down Fund.

Cash-Out Refinance Loans: Mortgage loans that have been used for refinancing for the purpose of removing equity from the related mortgaged properties.

CERCLA: The federal Comprehensive Environmental Response, Compensation and Liability Act.

Certificate Insurer: The issuer of any certificate guaranty insurance policy.

Certificate Rate: The rate of interest at which interest accrues on a class of certificates, which rate will be a fixed rate or a rate that is subject to change from time to time in accordance with a schedule, in reference to an index, or otherwise.

Code: The Internal Revenue Code of 1986, as amended.

Collection Account: A separate account, established and maintained under the agreement, for the benefit of holders of the certificates of the related series.

Compensating Interest Payment: Payment of interest on a mortgage loan at the Remittance Rate from the date of the prepayment of such mortgage loan through the end of the month in which such prepayment occurs.

Conservation Act: The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, as amended.

Current Report: A report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of a series of certificates.

Cut-Off Date: The first day of the month of the creation of a trust fund.

Defective Mortgage Loan: A mortgage loan in which the interests of the certificates have been materially and adversely affected as a result of a breach of any representation or warranty of the Seller set forth in the related agreement with respect to such mortgage loans.

Delivery Date: The date of issuance of a series of certificates.

Denomination: The minimum original Certificate Principal Balance or Notional Principal Balance that may be represented by a certificate.

Deposit Guarantee: The deposit made by a Guarantor in the Collection Account.

Distribution Date: The 25th day (or of such 25th day is not a business day, on the business day next following such 25th day) of each calendar month.

DOL: The United States Department of Labor.

Environmental Liens: A lien for any cleanup costs incurred on a property that is the subject of cleanup costs.

Garn-St Germain Act: The Garn-St. Germain Depository Institutions Act of 1982.

Guarantor: An entity named in the prospectus supplement which issues a Limited Guarantee.

Insurance Proceeds: Proceeds from any applicable policy of insurance.

Interest Only Certificate: A certificate which is entitled to receive distributions of some or all of the interest on the mortgage loans or other assets in a REMIC Pool and that has either a notional or nominal principal amount.

Limited Guarantee: A limited financial guarantee policy, limited guarantee or another similar instrument issued by a Guarantor.

Liquidation Proceeds: Proceeds of the liquidation of a mortgage loan.

Loan-to-Value Ratio: The ratio, expressed as a percentage, of the principal amount of the mortgage loan to the lesser of (1) the sales price for such property at the time the mortgage loan is closed and (2) the appraised value at origination or, in the case of refinancings, the value set forth in the appraisal, if any, obtained by the loan originator in connection with such refinancing.

Mortgage Loan Schedule: A schedule of mortgage loans appearing as an exhibit to the agreement for a series.

NCUA: The National Credit Union Administration.

Nonrecoverable Advance: An advance, determined by the Servicer in good faith, to not be ultimately recoverable from liquidation or insurance proceeds.

Non-SMMEA Certificates: Those certificates not qualifying as "mortgage related securities".

OCC: The Office of the Comptroller of the Currency.

Old Regulations: Regulations adopted by the Internal Revenue Service applying the original issue discount rules of the Code.

OTS: The Office of Thrift Supervision.

Owner: The beneficial owner of a certificate.

Parties in Interest: Persons having certain specified relationships to a Plan.

Plans: Employee benefit plans (including retirement plans and arrangements, collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) subject to ERISA or the Code.

Pre-Funding Account: The account which the trustee will maintain pursuant to a pre-funding agreement.

Primary Mortgage Insurance Policy: An individual primary mortgage guaranty insurance policy.

Principal Prepayments: The payments or other recoveries of principal on a mortgage loan which are received in advance of their scheduled due dates and are not accompanied by amounts of interest representing scheduled interest due after the month of such payments.

PTE 83-1: DOL Prohibited Transaction Class Exemption 83-1.

Regular Certificates: Certificates of any class that are "regular interests" in a REMIC within the meaning of Section 860G(a)(i) of the Code.

Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

REMIC Regulations: The regulations that have been adopted under Code Sections 860A through 860G.

Remittance Rate: The aggregate interest rate borne by the mortgage loans in a trust fund, net of certain fees and any other amounts specified in the prospectus supplement.

Reserve Account: A reserve account established by the trustee.

Residual Certificates: Certificates of any class that are "residual interests" within the meaning of Section 860G(a)(2) of the Code.

Residual Owners: Owners of Residual Certificates in a REMIC Pool.

RICO: The Racketeer Influenced and Corrupt Organizations statute.

Seller: Either Chase Manhattan Acceptance Corporation or Chase Funding, Inc., as specified in the related prospectus supplement.

Servicer: Chase Manhattan Mortgage Corporation.

SMMEA: The Secondary Mortgage Market Enhancement Act of 1984, as amended.

Stripped Bond Rules: The provisions of Section 1286 of the Code.

Stripped Certificate: A certificate subject to the Stripped Bond Rules.

Title V: Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, as amended.

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                                       64

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14. Other Expenses of Issuance and Distribution

         The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.



                     SEC Registration Fee...............         *
                     Legal Fees and Expenses............         *
                     Accounting Fees and Expenses.......         *
                     Trustee's Fees and Expenses........         *
                     Printing and Engraving Fees........         *
                     Rating Agency Fees.................         *
                     Miscellaneous......................         *
                                                        ----------
                     Total..............................    $    *

-------------------
* To be filed by amendment

Item 15. Indemnification of Directors and Officers.

         (a) Chase Manhattan Acceptance Corporation ("CMAC")

                  The CMAC Bylaws provide for indemnification of directors and officers of CMAC and provide, in substance, that CMAC shall, under specified circumstances, indemnify its directors and officers in connection with actions or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors or officers, against expenses incurred in any such action, suit or proceeding.

         (b)  Chase Funding, Inc. ("CFI").

                  CFI's Certificate of Incorporation provides for indemnification of its directors and officers to the full extent permitted by the Delaware General Corporation Law ("DGCL").

                  Section 145 of the DGCL provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The DGCL also provides that CFI may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16. Exhibits.



         1.1   Form of Underwriting Agreement with respect to CFI.*

         1.2   Form of Underwriting Agreement with respect to CMAC.*

         4.1   Form of Pooling and Servicing Agreement with respect to CFI.**

         4.2   Form of Pooling and Servicing Agreement with respect to CMAC.**

         5.1 Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered.*

         8.1 Opinion of Morgan, Lewis & Bockius LLP regarding certain federal income tax matters with respect to the securities being registered.*

         23.1  Consent of Morgan, Lewis & Bockius LLP (incorporated in Exhibits
               5.1 and 8.1).*

         24.1  Powers of Attorney (incorporated in Signatures).**

-------------------
 * Previously filed
** Filed herewith


Item 17. Undertakings.

         (a)   Undertaking pursuant to Rule 415.

         The undersigned Registrants hereby undertake:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                   (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                   (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                   (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)   Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of either Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         (c) The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of either Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that it reasonably believes that the security rating requirement set forth in Transaction Requirement B-5 will be met by the time of sale of the registered securities and that it has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Edison, New Jersey, on the 28th day of June, 2000.



                                                           CHASE FUNDING, INC.


                                                           By: /s/ Samuel Cooper
                                                              ------------------
                                                           Name:  Samuel Cooper
                                                           Title: President

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Samuel Cooper and Michael D. Katz, and both of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in their capacities as directors and officers of Chase Funding, Inc. in the capacities and on the date indicated below.



         Signature                              Title                               Date
         ---------                              -----                               ----
/s/ Luke S. Hayden                        Principal Executive                  June 28, 2000
------------------------------            Officer and Director
Luke S. Hayden


/s/ Stephen J. Fortunato                  Treasurer (Principal                 June 28, 2000
------------------------------            Financial and Accounting
Stephen J. Fortunato                      Officer)


/s/ Samuel Cooper                         Director                             June 28, 2000
------------------------------
Samuel Cooper


/s/ Michael D. Katz                       Director                             June 28, 2000
------------------------------
Michael D. Katz


/s/ Douglas A. Potolsky                   Director                             June 28, 2000
------------------------------
Douglas A. Potolsky


/s/ Matthew Whalen                        Director                             June 28, 2000
------------------------------
Matthew Whalen

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that it reasonably believes that the security rating requirement set forth in Transaction Requirement B-5 will be met by the time of sale of the registered securities and that it has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Edison, New Jersey, on the 28th day of June, 2000.


                                            CHASE MANHATTAN ACCEPTANCE
                                            CORPORATION


                                            By: /s/ Paul Mullings
                                                --------------------------------
                                            Name:  Paul Mullings
                                            Title: President

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul E. Mullings and Michael D. Katz, and both of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in their capacities as directors and officers of Chase Manhattan Acceptance Corporation in the capacities and on the date indicated below.



         Signature                              Title                               Date
         ---------                              -----                               ----
/s/ Luke S. Hayden                        Principal Executive                  June 28, 2000
------------------------------            Officer and Director
Luke S. Hayden

/s/ Stephen J. Fortnato                   Treasurer (Principal                 June 28, 2000
------------------------------            Financial and Accounting
Stephen J. Fortunato                      Officer)

/s/ Samuel Cooper                         Director                             June 28, 2000
------------------------------
Samuel Cooper

/s/ Michael D. Katz                       Director                             June 28, 2000
------------------------------
Michael D. Katz

                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
-------    -----------
  1.1      Form of Underwriting Agreement with respect to Chase Funding, Inc.
           ("CFI").*

  1.2 Form of Underwriting Agreement with respect to Chase Manhattan Acceptance Corporation ("CMAC").*

  4.1      Form of Pooling and Servicing Agreement with respect to CFI.**

  4.2      Form of Pooling and Servicing Agreement with respect to CMAC.**

  5.1 Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered.*

  8.1 Opinion of Morgan, Lewis & Bockius LLP regarding certain federal income tax matters with respect to the securities being registered.*

  23.1 Consent of Morgan, Lewis & Bockius LLP (incorporated in Exhibits 5.1 and 8.1).*

  24.1     Powers of Attorney (incorporated in Signatures).**

-------------------
 * Previously filed
** Filed herewith